      AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2019.

                                                            FILE NOS. 333-185793
                                                                       811-07727
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              Pre-Effective Amendment No.                   []



                             Post-Effective Amendment No. 11               [X]


                                     and/or

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 11                          [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                                 ------------

                         VARIABLE ANNUITY ACCOUNT FIVE
                           (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)


                   2727-A ALLEN PARKWAY, HOUSTON, TEXAS 77019
             (Address of Depositor's Principal Offices) (Zip Code)


       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 871-2000


                              MANDA GHAFERI, ESQ.
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             21650 OXNARD STREET, WOODLAND HILLS, CALIFORNIA 91367

(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485


[X]  on May 1, 2019 pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in Variable Annuity Account Five of American General Life Insurance Company under variable annuity contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         VARIABLE ANNUITY ACCOUNT FIVE



                             CROSS REFERENCE SHEET



                              PART A -- PROSPECTUS



                                   ITEM NUMBER
                                   IN FORM N-4                                                      CAPTION
---------------------------------------------------------------------------------- -----------------------------------------
1.    Cover Page..................................................................  Cover Page
2.    Definitions.................................................................  Glossary
3.    Synopsis....................................................................  Highlights; Fee Table; Maximum and
                                                                                    Minimum Expense Examples; The Seasons
                                                                                    Select II Variable Annuity; Purchasing a
                                                                                    Seasons Select II Variable Annuity
4.    Condensed Financial Information.............................................  Appendix - Condensed Financial
                                                                                    Information
5.    General Description of Registrant, Depositor and Portfolio Companies........  Other Information; Investment Options
6.    Deductions..................................................................  Fee Table; Expenses
7.    General Description of Variable Annuity Contracts...........................  The Seasons Select II Variable Annuity;
                                                                                    Purchasing a Seasons Select II Variable
                                                                                    Annuity; Investment Options
8.    Annuity Period..............................................................  Annuity Income Options
9.    Death Benefit...............................................................  Death Benefits
10.   Purchases and Contract Value................................................  Purchasing a Seasons Select II Variable
                                                                                    Annuity;
                                                                                    Access to Your Money
11.   Redemptions.................................................................  Access To Your Money
12.   Taxes.......................................................................  Taxes
13.   Legal Proceedings...........................................................  Other Information
14.   Table of Contents of Statement of Additional Information....................  Contents of
                                                                                    Statement of Additional Information




                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.




                    ITEM NUMBER
                    IN FORM N-4                                      CAPTION
--------------------------------------------------- ----------------------------------------
15.   Cover Page...................................  Cover Page
16.   Table of Contents............................  Table of Contents
17.   General Information and History..............  The Seasons Select II Variable Annuity
                                                     (P);
                                                     Separate Account and the Company;
                                                     General Account (P);
                                                     Investment Options (P);
                                                     Other Information (P)
18.   Services.....................................  Other Information (P); Financial
                                                     Statements
19.   Purchase of Securities Being Offered.........  Purchasing a Seasons Select II Variable
                                                     Annuity (P)
20.   Underwriters.................................  Distribution of Contracts;
                                                     Other Information (P)
21.   Calculation of Performance Data..............  Performance Data
22.   Annuity Payments.............................  Annuity Income Options (P); Annuity
                                                     Income Payments; Annuity Unit Values
23.   Financial Statements.........................  Other Information (P);
                                                     Financial Statements



                                     PART C


Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                           [SEASONS SELECT II LOGO]
                                   PROSPECTUS


                                  MAY 1, 2019

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                              issued by Depositor

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                               in connection with

                         VARIABLE ANNUITY ACCOUNT FIVE

This variable annuity has several investment choices -- Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Premier Portfolios identified below are part of one of the following Trusts: SunAmerica Series Trust, Fidelity(R) Variable Insurance Products, and T. Rowe Price Equity Series, Inc. The Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and Seasons Strategies identified below are part of the Seasons Series Trust.


This contract is no longer available for purchase by new contract Owners.


This variable annuity provides an optional Payment Enhancement feature. If you elect this feature, in exchange for Payment Enhancements credited to your contract, your withdrawal charge schedule will be longer and greater than if you chose not to elect this feature. These withdrawal charges may more than offset the value of any Payment Enhancement.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.

IF YOU ARE CONSIDERING FUNDING A TAX-QUALIFIED RETIREMENT PLAN (E.G., IRAS, 401K OR 403B PLANS) WITH AN ANNUITY, YOU SHOULD KNOW THAT AN ANNUITY DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRAL TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE TAX-QUALIFIED PLAN ITSELF. YOU SHOULD FULLY DISCUSS THIS DECISION WITH YOUR FINANCIAL REPRESENTATIVE.


To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2019. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570.


In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.


BEGINNING ON JANUARY 1, 2021, AS PERMITTED BY REGULATIONS ADOPTED BY THE SEC, PAPER COPIES OF THE SHAREHOLDER REPORTS FOR PORTFOLIOS AVAILABLE UNDER YOUR CONTRACT WILL NO LONGER BE SENT BY MAIL, UNLESS YOU SPECIFICALLY REQUEST PAPER COPIES OF THE REPORTS FROM THE COMPANY. INSTEAD, THE REPORTS WILL BE MADE AVAILABLE ON A WEBSITE, AND YOU WILL BE NOTIFIED BY MAIL EACH TIME A REPORT IS POSTED AND PROVIDED WITH A WEBSITE LINK TO ACCESS THE REPORT.

YOU MAY ELECT TO RECEIVE ALL FUTURE REPORTS IN PAPER FREE OF CHARGE. YOU CAN INFORM THE COMPANY THAT YOU WISH TO CONTINUE RECEIVING PAPER COPIES OF YOUR SHAREHOLDER REPORTS BY CONTACTING (855) 421-2692 OR VISITING WWW.AIG.COM/ANNUITIES/ GETMYPRINTEDREPORTS AND PROVIDING THE 12-DIGIT OPT-IN ID LOCATED ABOVE YOUR MAILING ADDRESS. YOUR ELECTION TO RECEIVE REPORTS IN PAPER WILL APPLY TO ALL PORTFOLIOS AVAILABLE UNDER YOUR CONTRACT.


VARIABLE ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



PREMIER PORTFOLIOS
                                                 MANAGED BY:
  FIDELITY VIP CONTRAFUND(R) PORTFOLIO           Fidelity Management and Research Company
  FIDELITY VIP EQUITY-INCOME PORTFOLIO           Fidelity Management and Research Company
  FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO   Fidelity Management and Research Company
  FIDELITY VIP MID CAP PORTFOLIO                 Fidelity Management and Research Company
  FIDELITY VIP OVERSEAS PORTFOLIO                Fidelity Management and Research Company
  SA AMERICAN FUNDS GLOBAL GROWTH PORTFOLIO      Capital Research and Management Company(1)
  SA AMERICAN FUNDS GROWTH PORTFOLIO             Capital Research and Management Company(1)
  SA AMERICAN FUNDS GROWTH-INCOME PORTFOLIO      Capital Research and Management Company(1)
  SA VCP DYNAMIC ALLOCATION PORTFOLIO            SunAmerica Asset Management, LLC ("SAAMCo") and
                                                 AllianceBernstein L.P.
  SA VCP DYNAMIC STRATEGY PORTFOLIO              SAAMCo and AllianceBernstein L.P.
  T. ROWE PRICE BLUE CHIP GROWTH II PORTFOLIO    T. Rowe Price Associates, Inc. ("T. Rowe Price")
  T. ROWE PRICE EQUITY INCOME II PORTFOLIO       T. Rowe Price








SELECT PORTFOLIOS
                                                        MULTI-MANAGED BY:
  SA DFA ULTRA SHORT BOND PORTFOLIO                     Dimensional Fund Advisors LP
  SA MULTI-MANAGED DIVERSIFIED FIXED INCOME PORTFOLIO   Wellington Management Company LLP ("Wellington") and
                                                        PineBridge Investments LLC ("PineBridge")
  SA MULTI-MANAGED INTERNATIONAL EQUITY PORTFOLIO       Schroder Investment Management North America Inc., T. Rowe
                                                        Price and SAAMCo
  SA MULTI-MANAGED LARGE CAP GROWTH PORTFOLIO           Goldman Sachs Asset Management, L.P., Morgan Stanley
                                                        Investment Inc. ("Morgan Stanley") and SAAMCo(3)
  SA MULTI-MANAGED LARGE CAP VALUE PORTFOLIO            American Century Investment Management Inc., Wellington and
                                                        SAAMCo
  SA MULTI-MANAGED MID CAP GROWTH PORTFOLIO             T. Rowe Price, Wellington and SAAMCo
  SA MULTI-MANAGED MID CAP VALUE PORTFOLIO              T. Rowe Price, Massachusetts Financial Services Company and
                                                        SAAMCo
  SA MULTI-MANAGED SMALL CAP PORTFOLIO                  PNC Capital Advisors, LLC, J.P. Morgan Investment
                                                        Management Inc. ("JPMorgan") and SAAMCo
  SA WELLINGTON REAL RETURN PORTFOLIO                   Wellington





FOCUSED PORTFOLIOS
                                        MANAGED BY:
  SA AB GROWTH PORTFOLIO(4)             AllianceBernstein L.P.
  SA COLUMBIA FOCUSED VALUE PORTFOLIO   Columbia Management Investment Advisers, LLC





MANAGED ALLOCATION PORTFOLIOS
                                            MANAGED BY:
  SA ALLOCATION BALANCED PORTFOLIO          SAAMCo
  SA ALLOCATION GROWTH PORTFOLIO            SAAMCo
  SA ALLOCATION MODERATE PORTFOLIO          SAAMCo
  SA ALLOCATION MODERATE GROWTH PORTFOLIO   SAAMCo





SEASONS STRATEGIES(2)
                                 MULTI-MANAGED BY:
                                 JPMorgan, Morgan Stanley, Lord Abbett, Putnam Investment
                                 Management, LLC ("Putnam"), T. Rowe Price, PineBridge and
                                 Wellington(5)
  BALANCED GROWTH STRATEGY       (which invests in SA T. Rowe Price Growth Stock Portfolio, SA
                                 Putnam Asset Allocation Diversified Growth Portfolio and SA
                                 Multi-Managed Income/Equity Portfolio)
  CONSERVATIVE GROWTH STRATEGY   (which invests in SA T. Rowe Price Growth Stock Portfolio, SA
                                 Putnam Asset Allocation Diversified Growth Portfolio and SA
                                 Multi-Managed Income Portfolio)
  GROWTH STRATEGY                (which invests in SA T. Rowe Price Growth Stock Portfolio, SA
                                 Putnam Asset Allocation Diversified Growth Portfolio and SA
                                 Multi-Managed Growth Portfolio)
  MODERATE GROWTH STRATEGY       (which invests in SA T. Rowe Price Growth Stock Portfolio, SA
                                 Putnam Asset Allocation Diversified Growth Portfolio and SA
                                 Multi-Managed Moderate Growth Portfolio)



1 Capital Research and Management Company manages the corresponding Master Fund
  (defined in GLOSSARY below) in which the Underlying Fund (Feeder Fund) invests. The investment adviser of the Feeder Fund is SAAMCo.



2 Seasons Strategies are Variable Portfolios comprised of certain Underlying
  Funds of the Seasons Series Trust. Each Seasons Strategy is multi-managed by a group of managers identified above.



3 On May 1, 2019, the portfolio managers for SA Multi-Managed Large Cap Growth
  Portfolio changed to Goldman Sachs Asset Management, L.P., Morgan Stanley Investment Inc. and SAAMCo

4 On October 22, 2018, SA Columbia Focused Growth Portfolio merged into SA AB
  Growth Portfolio.



5 On May 1, 2019, the portfolio managers for SA Multi-Managed Growth Portfolio,
  SA Multi-Managed Income Portfolio SA Multi-Managed Income/Equity Portfolio and SA Multi-Managed Moderate Growth Portfolio changed to JP Morgan, Morgan Stanley, Lord Abbett, Putnam, T. Rowe Price, PineBridge and Wellington.



                                       2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





GLOSSARY........................................................   4
HIGHLIGHTS......................................................   5
FEE TABLE.......................................................   7
   Maximum Owner Transaction Expenses...........................   7
   Contract Maintenance Fee.....................................   7
   Separate Account Charges.....................................   7
   Additional Optional Feature Fees.............................   7
      Optional MarketLock Income Plus Fee.......................   7
      Optional MarketLock For Life Plus Fee.....................   7
      Optional MarketLock For Life Fee..........................   7
      Optional MarketLock Fee...................................   7
      Optional MarketLock For Two Fee...........................   7
      Optional Seasons Income Rewards Fee.......................   7
      Optional Seasons Promise Fee..............................   7
      Optional Income Protector Fee.............................   7
   Total Annual Portfolio Operating Expenses....................   7
MAXIMUM AND MINIMUM EXPENSE EXAMPLES............................   9
THE SEASONS SELECTII VARIABLE ANNUITY...........................  10
PURCHASING A SEASONS SELECTII VARIABLE ANNUITY..................  10
   Allocation of Purchase Payments..............................  11
   Seasons Rewards Program......................................  12
   Accumulation Units...........................................  13
   Free Look....................................................  14
   Exchange Offers..............................................  14
   Important Information for Military Servicemembers............  14
INVESTMENT OPTIONS..............................................  14
      Fidelity(R) Variable Insurance Products...................  15
      T. Rowe Price Equity Series, Inc..........................  15
      Seasons Series Trust......................................  15
      SunAmerica Series Trust...................................  15
   Premier Portfolios...........................................  16
   Select Portfolios............................................  16
   Focused Portfolios...........................................  16
   Managed Allocation Portfolios................................  16
   Seasons Strategies...........................................  17
   Investment Options...........................................  19
   Substitution, Addition or Deletion of Variable Portfolios....  20
   Fixed Accounts...............................................  20
   Dollar Cost Averaging Fixed Accounts.........................  21
   Dollar Cost Averaging Program................................  21
   Automatic Asset Rebalancing Program..........................  22
   Transfers During the Accumulation Phase......................  22
   Short-Term Trading Policies..................................  23
   Transfers During the Income Phase............................  25
   Return Plus Program..........................................  25
   Voting Rights................................................  25
ACCESS TO YOUR MONEY............................................  25
   Penalty-Free Withdrawal Amount...............................  25
   Systematic Withdrawal Program................................  27
   Nursing Home Waiver..........................................  28
OPTIONAL LIVING BENEFITS........................................  28
   MarketLock Income Plus and MarketLock For Life Plus..........  28
   MarketLock For Life..........................................  36
   Additional Information About MarketLock Income Plus,
     MarketLock For Life Plus and MarketLock For Life...........  40
   MarketLock and MarketLock For Two............................  42
   Seasons Income Rewards.......................................  48
   Seasons Promise..............................................  51
   Income Protector.............................................  51
MARKETLOCK AND MARKETLOCK FOR TWO EXTENSION
  PARAMETERS....................................................  53
MARKETLOCK FOR LIFE PLUS +6% AND +7% EXTENSION
  PARAMETERS....................................................  53
MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE
  PLUS AND MARKETLOCK FOR LIFE SECOND EXTENSION
  PARAMETERS....................................................  55
DEATH BENEFITS..................................................  57
   Beneficiary Continuation Programs............................  58
   Death Benefit Defined Terms..................................  59
   Standard Death Benefit.......................................  59
   Optional Combination HV & Roll-Up Death Benefit..............  60
   Optional Maximum Anniversary Value Death Benefit.............  60
   Optional Purchase Payment Accumulation Death Benefit.........  61
   Optional EstatePlus Benefit..................................  62
   Spousal Continuation.........................................  63
EXPENSES........................................................  63
   Separate Account Charges.....................................  63
   Withdrawal Charges...........................................  64
   Underlying Fund Expenses.....................................  64
   Contract Maintenance Fee.....................................  65
   Transfer Fee.................................................  65
   Optional Living Benefits Fees................................  65
   Optional Combination HV & Roll-Up Death Benefit Fee..........  65
   Optional Enhanced Death Benefit Fee..........................  65
   Optional EstatePlus Fee......................................  65
   Premium Tax..................................................  65
   Income Taxes.................................................  65
   Reduction or Elimination of Fees, Expenses and Additional
     Amounts Credited...........................................  65
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE
  CONTRACT......................................................  66
ANNUITY INCOME OPTIONS..........................................  67
   The Income Phase.............................................  67
   Annuity Income Options.......................................  67
   Fixed or Variable Annuity Income Payments....................  68
   Annuity Income Payments......................................  68
   Deferment of Payments........................................  69
TAXES...........................................................  69
   Annuity Contracts in General.................................  69
   Tax Treatment of Purchase Payments...........................  69
   Tax Treatment of Distributions...............................  70
   Required Minimum Distributions...............................  71
   Tax Treatment of Death Benefits..............................  72
   Tax Treatment of Optional Living Benefits....................  72
   Contracts Owned by a Trust or Corporation....................  72
   Withholding..................................................  72
   Gifts, Pledges and/or Assignments of a Contract..............  73
   Diversification and Investor Control.........................  73
   Our Taxes....................................................  74
OTHER INFORMATION...............................................  74
   The Distributor..............................................  74
   The Company..................................................  74
   The Separate Account.........................................  75
   The General Account..........................................  75
   Financial Statements.........................................  75
   Administration...............................................  76
   Legal Proceedings............................................  76
   Registration Statements......................................  77
CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.................  77
APPENDIX A - CONDENSED FINANCIAL INFORMATION.................... A-1
APPENDIX B - MARKETLOCK INCOME PLUS,
  MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR
  LIFE EXTENSION PARAMETERS..................................... B-1
APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL
  CONTINUATION.................................................. C-1
APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR
  VARIABILITY................................................... D-1
APPENDIX E - THE GUARANTEE FOR CONTRACTS ISSUED
  PRIOR TO DECEMBER 29, 2006.................................... E-1
APPENDIX F - STRATEGIC ALLOCATION PROGRAM FOR
  CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017.................... F-1



                                       3

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or, in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other's primary Beneficiary.

COMPANY - Refers to American General Life Insurance Company ("AGL"). The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUATION CONTRIBUTION - An amount by which the death benefit that would have been paid to the spousal Beneficiary upon the death of the original Owner exceeds the contract value as of the Good Order date. We will contribute this amount, if any, to the contract value upon spousal continuation.

CONTINUING SPOUSE - Spouse of original contract Owner at the time of death who elects to continue the contract after the death of the original contract Owner.


FEEDER FUNDS - Each of the following Feeder Funds invests exclusively in shares of a corresponding Master Fund: SA American Funds Global Growth, SA American Funds Growth, and SA American Funds Growth-Income Variable Portfolios.


FIXED ACCOUNT - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.

FUND-OF-FUNDS - An Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds. Each Managed Allocation Portfolio is structured as a Fund-of-Funds, investing its assets in a combination of Variable Portfolios.

GENERAL ACCOUNT - The Company's account, which includes any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios.

GOOD ORDER - Fully and accurately completed forms, which are valid, including any necessary supplementary documentation, applicable to any given transaction or request received by us.

INCOME PHASE - The period upon annuitization during which we make annuity income payments to you.


INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.


LATEST ANNUITY DATE - The first NYSE business day of the month following your 95th birthday or tenth contract anniversary, whichever is later.


MARKET CLOSE - The close of the New York Stock Exchange on business days, excluding holidays, usually at 1:00 p.m. Pacific Time.

MASTER FUNDS - Funds of the American Funds Insurance Series in which the Feeder Funds invest.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


NYSE - New York Stock Exchange.

OWNER - The person or entity (if a non-natural Owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us under the Seasons Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.


PURCHASE PAYMENTS LIMIT - $1,500,000.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's General Account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of the Underlying Funds.

TRUSTS - Collectively refers to the Fidelity(R) Variable Insurance Products Trust, Seasons Series Trust, SunAmerica Series Trust and T. Rowe Price Equity Series, Inc.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - Refers to the Premier Portfolios, Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and/or Seasons Strategies. The Variable Portfolios, which are subaccounts of the Separate Account, invest in the Underlying Funds of the Seasons Series Trust, SunAmerica Series Trust, Fidelity(R) Variable Insurance Products Trust and T. Rowe Price Equity Series, Inc.


                                       4

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




The Seasons SelectII Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts, if available. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to help provide for your retirement.

This variable annuity contract may provide you with Payment Enhancements that are invested in your contract as earnings.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever longer period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request minus any applicable Payment Enhancement, if you elected Seasons Rewards. The contract value refunded may be more or less than your original Purchase Payments. However, you receive any gain and we bear any loss on any applicable Payment Enhancement. If your contract was issued as an IRA or if required by certain states, we will return the greater of your original Purchase Payment(s) or the contract value minus any applicable Payment Enhancements. We will return your original Purchase Payments if required by law. PLEASE SEE PURCHASING A SEASONS SELECTII VARIABLE ANNUITY AND FREE LOOK IN THE PROSPECTUS.


EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios, including 12b-1 fees of up to 0.25% (0.15% if you purchased your contract prior to November 17, 2003). If you elect optional features available under the contract, we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. Your contract provides for a free withdrawal amount each year. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years or nine complete years if you elected the Seasons Rewards Program, withdrawal charges no longer apply to that Purchase Payment. PLEASE SEE FEE TABLE, PURCHASING A SEASONS SELECTII VARIABLE ANNUITY, PENALTY-FREE WITHDRAWAL AMOUNT AND EXPENSES IN THE PROSPECTUS.


ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A 10% federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above under EXPENSES, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may have elected one of the optional living benefits that were available under your contract for an additional fee. These living benefits were designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. These benefits can provide a guaranteed income stream during the Accumulation Phase that may last as long as you live.

You should consider the impact of Excess Withdrawals on the living benefit you elect. Withdrawals in excess of the allowable amount can have a detrimental impact on the guaranteed benefit. In addition, if an Excess Withdrawal reduces your contract value to zero, your contract will terminate and no further benefits are payable.

DEATH BENEFIT: A standard death benefit is available and in addition, an optional death benefit is available for an additional fee. These benefits are payable to your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website (www.aig.com/annuities). PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

ALL MATERIAL STATE VARIATIONS ARE DESCRIBED IN APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.


                                       5

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WE ALSO OFFER CONTRACTS THAT DO NOT OFFER THE SEASONS REWARDS PROGRAM. ELECTING THE SEASONS REWARDS PROGRAM DOES NOT RESULT IN HIGHER SEPARATE ACCOUNT CHARGES. HOWEVER, A CONTRACT WITHOUT THE SEASONS REWARDS PROGRAM HAS A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE INFORMATION REGARDING HOW MONEY IS SHARED AMONG OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISORS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.


                                       6

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




THE FOLLOWING INFORMATION DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE MAXIMUM OWNER TRANSACTION EXPENSES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS.


MAXIMUM OWNER TRANSACTION EXPENSES


MAXIMUM WITHDRAWAL CHARGES
(as a percentage of each Purchase Payment)(1)..... 9%

TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.


PREMIUM TAX(2)........ 3.5%

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.



CONTRACT MAINTENANCE FEE(3)........ $35 per year


SEPARATE ACCOUNT CHARGES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)


  Separate Account Fee(4)............................ 1.40%
  Optional Combination HV & Roll-Up Death Benefit
     Fee............................................. 0.65%
  Optional Enhanced Death Benefit Fee................ 0.15%
  Optional EstatePlus Fee(5)......................... 0.25%
                                                      ----
  MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES(6)........ 2.05%
                                                      ====

ADDITIONAL OPTIONAL FEATURE FEES
You may have elected one of the following optional living benefits below, each of which are guaranteed minimum withdrawal benefits:


OPTIONAL MARKETLOCK INCOME PLUS FEE
(calculated as a percentage of the Income Base)(7)


NUMBER OF COVERED PERSONS       ANNUALIZED FEE
------------------------------ ---------------
  For One Covered Person......      1.10%
  For Two Covered Persons.....      1.35%

OPTIONAL MARKETLOCK FOR LIFE PLUS FEE
(calculated as a percentage of the Income Base)(7)


NUMBER OF COVERED PERSONS       ANNUALIZED FEE
------------------------------ ---------------
  For One Covered Person......      0.95%
  For Two Covered Persons.....      1.25%

OPTIONAL MARKETLOCK FOR LIFE FEE
(calculated as a percentage of the Income Base)(8)


NUMBER OF COVERED PERSONS       ANNUALIZED FEE
------------------------------ ---------------
  For One Covered Person......      0.70%
  For Two Covered Persons.....      0.95%

OPTIONAL MARKETLOCK FEE
(calculated as a percentage of the MAV Benefit Base)(9)


                                                    ANNUALIZED FEE
                                                   ---------------
  All years in which the feature is in effect.....      0.65%

OPTIONAL MARKETLOCK FOR TWO FEE
(calculated as a percentage of the MAV Benefit Base)(9)


ALL YEARS IN WHICH THE FEATURE IS IN EFFECT     ANNUALIZED FEE
---------------------------------------------- ---------------
  Prior to Any Withdrawal.....................      0.40%
  After the First Withdrawal..................      0.80%

OPTIONAL SEASONS INCOME REWARDS FEE
(calculated as a percentage of the Withdrawal Benefit Base)(10)


CONTRACT YEAR     ANNUALIZED FEE
---------------- ---------------
  0-7...........      0.65%
  8-10..........      0.45%
  11+...........      none

OPTIONAL SEASONS PROMISE FEE
(calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date)(11)


CONTRACT YEAR     ANNUALIZED FEE
---------------- ---------------
  0-7...........      0.50%
  8-10..........      0.25%
  11+...........      none



OPTIONAL INCOME PROTECTOR FEE
(calculated as a percentage of your Income Benefit Base)(12)..... 0.10%

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

(AS OF DECEMBER 31, 2018)


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES (INCLUDING MASTER FUND AND FUND-OF-FUNDS EXPENSES, IF APPLICABLE) CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS, THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES     MINIMUM(13)   MAXIMUM(13)
-------------------------------------------- ------------- ------------
(expenses that are deducted from
Underlying Fund assets, including
management fees, other expenses and
12b-1 fees, if applicable)..................    0.65%         1.80%



                                       7

FOOTNOTES TO THE FEE TABLE:

 1 Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 7 or 9 years depending on whether you elected Seasons Rewards, as follows:


YEARS SINCE RECEIPT:..........   1    2    3    4    5    6    7    8    9   10+
  Without Seasons Rewards..... 7%   6%   6%   5%   4%   3%   2%   0%   0%    0%
  With Seasons Rewards........ 9%   8%   7%   6%   6%   5%   4%   3%   2%    0%


     Your contract provides for a penalty-free withdrawal amount each year. PLEASE SEE PENALTY-FREE WITHDRAWAL AMOUNT BELOW.


 2 If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Income Phase. Please see PREMIUM TAX and APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.

 3 The contract maintenance fee is assessed annually and may be waived if contract value is $50,000 or more. PLEASE SEE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW.

 4 If you do not elect any optional features, your total separate account annual expenses would be 1.40%. If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. PLEASE SEE EXTENDED LEGACY PROGRAM UNDER DEATH BENEFITS BELOW.

 5 EstatePlus is an optional earnings enhancement death benefit. EstatePlus can only be elected if the optional Maximum Anniversary Value or Purchase Payment Accumulation death benefit is also elected. This feature is not available on contracts issued in Washington.

 6 The Combination HV & Roll-Up death benefit is not available on contracts issued in Washington. You cannot elect the Combination HV & Roll-Up death benefit if you elect the Maximum Anniversary Value, Purchase Payment Accumulation and EstatePlus death benefits and/or a living benefit. Therefore, the Maximum Separate Account Annual Expenses of 2.05% reflects election of the Combination HV & Roll-Up death benefit only.

 7 MarketLock Income Plus and MarketLock For Life Plus are optional guaranteed minimum withdrawal benefits. The annual fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For contracts issued between May 1, 2008 and April 30, 2009, the fee for MARKETLOCK INCOME PLUS is as follows: 0.95% for one covered person and 1.20% for two covered persons. For contracts issued prior to May 1, 2009, the fee for MARKETLOCK FOR LIFE PLUS +6% OPTION is as follows: 0.65% for one covered person and 0.90% for two covered persons and the fee for MARKETLOCK FOR LIFE PLUS +7% OPTION is as follows: 0.75% for one covered person and 1.00% for two covered persons. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below.

 8 MarketLock For Life is an optional guaranteed minimum withdrawal benefit.
   The annual fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below.

 9 MarketLock and MarketLock For Two are optional guaranteed minimum withdrawal benefits. The annual fee is calculated as a percentage of the MAV Benefit Base which determines the basis of the guaranteed benefit. The applicable annualized fee is deducted from your contract value at the end of the first quarter following the election and quarterly thereafter. For a complete description of how the MAV Benefit Base is calculated, please see OPTIONAL LIVING BENEFITS below.

 10 Seasons Income Rewards is an optional guaranteed minimum withdrawal benefit. The annual fee is calculated as a percentage of the Withdrawal Benefit Base which determines the basis for the guaranteed benefit. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.

 11 Seasons Promise is an optional guaranteed minimum accumulation benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For contracts issued between February 10, 2003 and April 30, 2004, the fee is as follows: 0.45% for Years 0-7, 0.15% for Years 8-10, no fee for Years 11+. For contracts issued between September 30, 2002 and February 7, 2003, the fee is as follows: 0.35% for Years 0-7, 0.10% for Years 8-10, no fee for Years 11+. For a complete description of how the fee is calculated, please see
   OPTIONAL LIVING BENEFITS below.

 12 Income Protector is an optional guaranteed minimum income benefit. The fee is deducted annually from your contract value. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.


 13 The maximum expense is for an American Funds SAST Master-Feeder Underlying
   Fund, as of its fiscal year ended December 31, 2018. SAAMCo has entered into a contractual agreement with SunAmerica Series Trust under which it will waive 0.70% of its advisory fee for such time as the Underlying Fund is operated as a Feeder Fund. The fee waiver will continue as long as the Underlying Fund is part of a Master-Feeder structure unless the Board of SunAmerica Series Trust approves a change in or elimination of the waiver. The minimum expense is for an Underlying Fund of Fidelity Variable Insurance Products Trust as of its fiscal year ended December 31, 2018.



                                       8

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses. The purpose of the expense examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The expense examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses.


EXAMPLE ASSUMPTIONS

The expense examples below assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. The expense examples also assume that no transfer fees were imposed. Premium taxes may apply in certain states; however, they are not reflected in the expense examples.


The Maximum Expense Example reflects the highest possible combination of charges. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be the amounts set forth in the tables below.





MAXIMUM EXPENSE EXAMPLES

(assuming separate account annual expenses of 1.80%, (including election of Seasons Rewards, the optional Maximum Anniversary Value death benefit and EstatePlus), the optional MarketLock Income Plus feature (1.35%) and investment in an Underlying Fund with total expenses of 1.80%*)


(1)   If you surrender your contract at the end of the applicable time period:



   1 YEAR      3 YEARS     5 YEARS     10 YEARS
-----------   ---------   ---------   ---------
  $1,332      $2,139      $3,046      $4,963


(2) If you do not surrender or if you annuitize your contract at the end of the applicable time period:



 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------   ---------   ---------   ---------
  $432     $1,439      $2,446      $4,963



MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expenses of 1.40%, no election of optional features, and investment in an Underlying Fund with total expenses of 0.65%)





(1)   If you surrender your contract at the end of the applicable time period:



 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------   ---------   ---------   ---------
  $913     $1,258      $1,529      $2,431


(2) If you do not surrender or if you annuitize your contract at the end of the applicable time period:



 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------   ---------   ---------   ---------
  $213     $658        $1,129      $2,431


ADDITIONAL EXPENSE EXAMPLE INFORMATION



1. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values of $50,000 or more. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base, which is used to calculate the MarketLock Income Plus fee, equals contract value and that no withdrawals are taken during the stated period.

    In addition, depending on the state in which your contract was issued, your expenses may be lower.

3. Expense Examples with election of the Seasons Rewards program reflect the Seasons Rewards withdrawal charge schedule, but do not reflect any upfront Payment Enhancement.

4. If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

5. The Maximum Expense Examples do not reflect election of the Combination HV & Roll-Up Death Benefit which would result in 2.05% maximum separate account charges because this death benefit cannot be elected with any optional living benefit.


* The 1 year Maximum Expense Example reflects the SunAmerica Series Trust 0.70% fee waiver.



THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


CONDENSED FINANCIAL INFORMATION APPEARS IN THE APPENDIX A - CONDENSED FINANCIAL INFORMATION OF THIS PROSPECTUS.



                                       9

 ------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     THE SEASONS SELECTII VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

YOU SHOULD FULLY DISCUSS ALL OF THE BENEFITS AND RISKS OF THIS VARIABLE ANNUITY WITH YOUR FINANCIAL REPRESENTATIVE PRIOR TO PURCHASE.
This variable annuity was developed to help you plan for your retirement. It has two phases:

     ACCUMULATION PHASE: In the Accumulation Phase, the variable annuity can help you build assets on a tax-deferred basis.

     INCOME PHASE: In the Income Phase, the variable annuity can provide you with guaranteed income through annuity income payments.

This variable annuity provides insurance features and benefits, which may be valuable to you:

     OPTIONAL LIVING BENEFIT: For a fee, you may elect an optional living benefit that is designed to help you create a guaranteed income stream that may last as long as you live.

     DEATH BENEFIT: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     GUARANTEED INCOME: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select. Alternatively, you may elect an optional living benefit that is designed to help you create a guaranteed income stream that may last as long as you live.

     TAX DEFERRAL*: You do not pay taxes on your earnings from the contract until you withdraw them.
* If you are considering funding a tax-qualified retirement plan (e.g., IRAs, 401(k) or 403(b) plans) with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other insurance features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios. The amount of money you can accumulate in your contract depends on the investment option you choose:

     VARIABLE PORTFOLIOS: You may invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in Variable Portfolios.

     FIXED ACCOUNTS: Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company.

For more information on available Variable Portfolio and Fixed Account investment options under this contract, PLEASE SEE INVESTMENT OPTIONS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         PURCHASING A SEASONS SELECTII

                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract.


MAXIMUM ISSUE AGE

We will not issue a contract to anyone age 86 or older on the contract issue date.

NOTE: In general, we will not issue a Qualified contract to anyone who is AGE 70 1/2 OR OLDER, unless it is shown that the minimum distribution required by the IRS is being made. PLEASE SEE TAXES.


JOINT OWNERSHIP

A Non-Qualified contract may be jointly owned by a spouse or non-spouse. Joint owners possess an equal and undivided interest in the contract. The age of the older Owner is used to determine the availability of most age driven benefits.

The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

We will not issue a Qualified contract with joint owners, in accordance with tax law.


Spouse

Your spouse (as determined for federal tax law purposes) may jointly own the contract. In certain states, domestic or civil union partners ("Domestic Partners") qualify for treatment as, or are equal to spouses under state law.


Non-Spouse

In certain states, we may issue the contract to non-spousal joint owners. NON-SPOUSAL JOINT OWNERS AND DOMESTIC PARTNERS SHOULD CONSULT WITH THEIR TAX ADVISER AND/OR FINANCIAL REPRESENTATIVE AS, THEY MAY NOT BE ABLE TO FULLY BENEFIT FROM CERTAIN BENEFITS AND FEATURES OF THE CONTRACT SUCH AS THE OPTIONAL LIVING BENEFIT, IF APPLICABLE, AND SPOUSAL CONTINUATION OF THE DEATH BENEFIT.


PLEASE SEE THE APPENDIX D -- STATE CONTRACT AVAILABILITY AND/OR VARIABILITY FOR A LIST OF STATES THAT REQUIRE THAT BENEFITS AND FEATURES BE MADE TO DOMESTIC OR CIVIL UNION PARTNERS.



NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only own this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected.

At its sole discretion, the Company reserves the right to decline to issue this contract to certain entities. We apply various considerations including but not limited to:

     o     Estate planning,

                                       10



     o     Tax consequences, and

     o The propriety of this contract as an investment consistent with a non-natural Owner's organizational documentation.

FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.


ASSIGNMENT OF THE CONTRACT/CHANGE OF OWNERSHIP

You may assign this contract before beginning the Income Phase. We will not be bound by any assignment until we receive and process your written request at our Annuity Service Center and you have received confirmation.

     o Your rights and those of any other person with rights under this contract will be subject to the assignment.

     o We are not responsible for the validity, tax or other legal consequences of any assignment.

     o An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

We reserve the right not to recognize any assignment, as determined in our sole discretion, if it changes the risk profile of the contract owner, if no Insurable Interest exists, or if not permitted by the Internal Revenue Code.

PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.


TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.


If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including revocation of any age-driven benefits and/or termination of the contract. PLEASE SEE APPENDIX D -- STATE CONTRACT AVAILABILITY AND/OR VARIABILITY FOR SPECIFIC INFORMATION.



ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center.

An initial Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

MINIMUM INITIAL AND SUBSEQUENT PURCHASE PAYMENTS


                                                            MINIMUM
                              MINIMUM         MINIMUM      AUTOMATIC
                              INITIAL       SUBSEQUENT     SUBSEQUENT
                              PURCHASE       PURCHASE       PURCHASE
                            PAYMENT (1)       PAYMENT       PAYMENT
       Qualified(2)        $2,000          $500           $100
     Non-Qualified(2)      $5,000          $500           $100

(1) If you purchased your contract through certain broker-dealers, the minimum initial Purchase Payment may be higher than the amounts shown in this table.

(2) These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES.



PURCHASE PAYMENT RESTRICTIONS

We reserve the right to refuse any Purchase Payment. We will not accept subsequent Purchase Payments from contract Owners age 86 or older.


WE WILL NOT ACCEPT SUBSEQUENT PURCHASE PAYMENTS ON OR AFTER THE FIRST CONTRACT ANNIVERSARY IF YOU HAVE ELECTED AN OPTIONAL LIVING BENEFIT FEATURE. IF YOU SEND A SUBSEQUENT PURCHASE PAYMENT AFTER THE FIRST CONTRACT ANNIVERSARY, THE PURCHASE PAYMENT WILL NOT BE CONSIDERED TO BE RECEIVED BY US AND WE WILL RETURN THE PURCHASE PAYMENT. AS A RESULT, THE INCOME BASE OF THE LIVING BENEFIT MAY NOT BE INCREASED BY ADDING PURCHASE PAYMENTS. We reserve the right to require Company approval prior to accepting Purchase Payments greater than the Purchase Payments Limit as defined in the Glossary.


     o For contracts owned by a non-natural Owner, we reserve the right to require prior Company approval to accept any Purchase Payment.

     o Purchase Payments that would cause total Purchase Payments in all contracts issued by AGL and/or US Life to the same Owner and/or Annuitant to exceed the Purchase Payments Limit may also be subject to Company pre-approval.


SUBMISSION OF PURCHASE PAYMENTS

Purchase Payments will be priced when received at the Annuity Service Center. Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Annuity Service Center.


Regular Mail:

Purchase Payments submitted by check must be sent to the Annuity Service Center at the following address:

AMERICAN GENERAL LIFE INSURANCE COMPANY

Annuity Service Center
P.O. Box 100330
Pasadena, CA 91189-0330



                                       11



Express Delivery:


Overnight deliveries of Purchase Payments can only be accepted at the following address:

AMERICAN GENERAL LIFE INSURANCE COMPANY

Annuity Service Center
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-1750


Electronic Transmission:


We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms.


Agent of Company:

We may have an agreement in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. If a broker-dealer is deemed to be our agent, Purchase Payments will be priced as of the time they are received by the broker-dealer.

You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that does not have such an agreement, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.


Automatic Payment Plan:

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments , if you have not elected a living benefit feature.


SEASONS REWARDS PROGRAM

If you were age 80 or younger at the time your contract was issued you may have elected to participate in this program at contract issue. We contribute an upfront Payment Enhancement and, if available, a deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elected to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. PLEASE SEE EXPENSES BELOW. These withdrawal charges may offset the value of any Payment Enhancement, if you make an early withdrawal. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below. There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Seasons Rewards program may not perform as well as the contract without the program.

Purchase Payments may not be invested in dollar cost averaging Fixed Accounts if you participate in the Seasons Rewards program. However, you may use other Fixed Account options, if available, for dollar cost averaging. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW.


SEASONS REWARDS ENHANCEMENT LEVELS

Each enhancement level is a range of dollar amounts, which may correspond to different enhancement rates and dates. The enhancement level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your enhancement level by adding your contract value on the date we receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment. Enhancement levels may change from time to time, at our sole discretion.


UPFRONT PAYMENT ENHANCEMENT

An upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an upfront Payment Enhancement amount as a percentage of each Purchase Payment. We refer to this percentage amount as the upfront Payment Enhancement Rate. We periodically review and establish the upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable upfront Payment Enhancement Rate is the rate in effect for the applicable enhancement level at the time we receive each Purchase Payment under your contract. The upfront Payment Enhancement amounts are allocated among Variable Portfolios and available Fixed Accounts according to the current allocation instructions on file when we receive each Purchase Payment.


DEFERRED PAYMENT ENHANCEMENT

A deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "deferred Payment Enhancement date"). We calculate a deferred Payment Enhancement amount, if applicable, as a percentage of each Purchase Payments received at the time we receive the Purchase Payment. We refer to this percentage amount as the deferred Payment Enhancement Rate. We periodically review and establish the deferred Payment Enhancement Rates and deferred Payment Enhancement dates. The deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by us at any time. The deferred Payment Enhancement date, if applicable, may change at any time. The applicable deferred Payment Enhancement date and deferred Payment Enhancement Rate are those which may be in effect for the applicable enhancement level at the time when we receive each Purchase Payment. Any applicable deferred Payment Enhancement, when credited, is allocated to a money market or similar portfolio.

If you withdraw any portion of a Purchase Payment, to which a deferred Payment Enhancement applies, prior to the


                                       12



deferred Payment Enhancement date, we reduce the amount of the corresponding deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of determining the deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

We will not allocate any applicable deferred Payment Enhancement, if any, to your contract if the following circumstances occur prior to the deferred Payment Enhancement date:

     o     You surrender your contract;

     o     A death benefit is paid on your contract;

     o     You switch to the Income Phase of your contract; or

     o     You fully withdraw the corresponding Purchase Payment.


90 DAY WINDOW

As of the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an enhancement level which, as of the date we issued your contract, would have provided for a higher upfront and/or deferred Payment Enhancement rate on each Purchase Payment, you will get the benefit of the enhancement rate(s) that were applicable to that higher enhancement level at the time your contract was issued ("Look Back Adjustment"). We will add any applicable upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable upfront and/or deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable upfront Look Back Adjustment according to your then current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to a money market or similar portfolio, for a deferred Look Back Adjustment.


CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement date applicable to all Purchase Payments as of the date of this prospectus are:


                        UPFRONT PAYMENT     DEFERRED PAYMENT
ENHANCEMENT LEVEL      ENHANCEMENT RATE     ENHANCEMENT RATE
 Under $500,000              4%                   0%
 $500,000 - more             5%                   0%

We are currently not offering a Deferred Payment Enhancement Rate.

We reserve the right to modify, suspend or terminate the Seasons Rewards program at any time for existing contracts and for subsequent Purchase Payments.


ACCUMULATION UNITS

We credit your contract with Accumulation Units when you allocate a Purchase Payment to the Variable Portfolios. We determine the value of each Accumulation Unit at the close of every NYSE business day. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios and the fees and expenses under your contract.

The number of Accumulation Units you are credited is calculated the day we process your Purchase Payment. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS.


The Accumulation Unit value is determined by multiplying the Accumulation Unit value for the preceding NYSE business day by a factor for the current NYSE business day.


The factor is determined by:

     1. dividing the net asset value per share of the Underlying Fund at the end of the current NYSE business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous NYSE business day; and

     2.   multiplying it by one minus all applicable daily asset based charges.

We determine the number of Accumulation Units credited to your contract by adding the Purchase Payment and Payment Enhancement, if applicable, and dividing that amount, by the Accumulation Unit value for the specific Variable Portfolio.


     EXAMPLE (CONTRACTS WITHOUT SEASONS REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.


     EXAMPLE (CONTRACTS WITH SEASONS REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. If the Payment Enhancement is 2% of your Purchase Payment, we would add a Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for Variable Portfolio A.


                                       13



Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.


FREE LOOK

You may cancel your contract within ten days after receiving it. Your state may require a longer free look period. We call this a "free look." Please check your contract or with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center minus the Free Look Payment Enhancement Deduction, if applicable. If you elect the Seasons Rewards feature, the Free Look Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period. Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. With respect to these contracts, we reserve the right to put your money and the Payment Enhancement, if you elected the Seasons Rewards feature, in a money market or similar portfolio during the free look period and will allocate your money and the Payment Enhancement according to your instructions at the end of the applicable free look period.


EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing.

     o Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI").

           More details may be obtained on-line at the following website: www.insurance.va.gov.

     o This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract.

     o No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You may allocate purchase payments using one or a combination of the investment options and fixed accounts, as may be available under your contract:

     o     Variable Portfolios

     o     Fixed Accounts

     o     Dollar Cost Averaging Fixed Account

     o     Secure Value Account (optional living benefit only)

The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract Owners.

From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will


                                       14



make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio's prior name.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.


     FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES

     The following Variable Portfolios are part of the Fidelity Variable Insurance Products: Fidelity VIP Equity-Income, Fidelity VIP
     Contrafund(R), Fidelity VIP Mid Cap, Fidelity VIP Overseas and Fidelity VIP Investment Grade Bond. Fidelity Management and Research Company is the investment adviser for these funds.


     T. ROWE PRICE EQUITY SERIES, INC. -- CLASS 2 SHARES

     The following Variable Portfolios are part of the T. Rowe Price Equity Series, Inc. Trust: T. Rowe Price Blue Chip Growth II and T. Rowe Price Equity Income II. T. Rowe Price Associates, Inc. is the investment adviser for this Trust.


     SAAMCO MANAGED TRUSTS

     We offer Underlying Funds of the Seasons Series Trust and SunAmerica Series Trust (the "SAAMCo Managed Trusts") at least in part because they are managed by SunAmerica Asset Management, LLC ("SAAMCo" or the "Adviser"), an affiliate of the Company. The Company and/or its affiliates may be subject to certain conflicts of interest as the Company may derive greater revenues from Variable Portfolios offered by a Trust managed by an affiliate than certain other available Variable Portfolios.

     SEASONS SERIES TRUST -- CLASS 3 SHARES

     The Focused Portfolios, Managed Allocation Portfolios and Seasons Strategies listed below are part of Seasons Series Trust. The Select Portfolios listed below, with the exception of the Ultra Short Bond Portfolio, are also part of Seasons Series Trust. SAAMCo manages this Trust and engages subadvisers to provide investment advice for certain of the Underlying Funds.

     Special note should be taken of the similarities and differences between the Managed Allocation Portfolios and the Seasons Strategies, described in detail below. Each alternative reflects an allocation model. The Managed Allocation Portfolios differ from the Seasons Strategies in the following respects. The Managed Allocation Portfolios are Fund-of-Funds; a professional manager actively manages the Managed Allocation Portfolios' investments in certain Underlying Funds of the Seasons Series Trust. The Seasons Strategies are not Fund-of-Funds and are limited to investment in the specified funds of the Seasons Series Trust with a pre-determined target asset allocation mix that does not change over the life of the contract. Thus, the Managed Allocation Portfolios are responsive to changing market conditions, and current judgments of professional management, while the Seasons Strategies assume that the pre-determined asset allocation mix will continue to be consistent with its risk objective. Please read the descriptions of each alternative carefully for more details.


     If you purchased your contract prior to November 17, 2003, Class 2 Shares of certain Underlying Funds of Seasons Series Trust were offered in your contract. PLEASE SEE APPENDIX A - CONDENSED FINANCIAL INFORMATION FOR DETAILS.


     SUNAMERICA SERIES TRUST -- CLASS 3 SHARES



            SA DFA ULTRA SHORT BOND PORTFOLIO

            SAAMCo is the investment advisor of the SA DFA Ultra Short Bond Portfolio.


            MASTER-FEEDER FUNDS

            The following Variable Portfolios are part of SunAmerica Series
            Trust: SA American Funds Global Growth, SA American Funds Growth and SA American Funds Growth-Income. These Underlying Funds have a Master-Feeder structure. Capital Research and Management Company is the investment advisor of the Master Funds in which the Feeder Funds invest. SAAMCo manages the Feeder Funds.

            All of the Feeder Fund assets are invested in a corresponding Master Fund of American Funds Insurance Series ("AFIS"), which invests directly in individual securities.


                                       15



            If a Feeder Fund withdraws its assets from a Master Fund and the Board of the Feeder Fund approved SAAMCo as investment advisor to the Feeder Fund, SAAMCo would be fully compensated for its portfolio management services. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION for more discussion of the Master-Feeder structure.


            SA VCP DYNAMIC ALLOCATION PORTFOLIO AND SA
            VCP DYNAMIC STRATEGY PORTFOLIO

            SAST also offers the SA VCP Dynamic Allocation Portfolio (the "Dynamic Allocation Portfolio") and the SA VCP Dynamic Strategy Portfolio ("Dynamic Strategy Portfolio"). SAAMCo is the investment advisor of the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio. AllianceBernstein L.P. is the subadvisor (the "Subadvisor") of a component of each of the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio. The Dynamic Allocation Portfolio and Dynamic Strategy Portfolio each invest part of their assets as a Fund-of-Funds that in turn invest in Underlying Funds of the SAAMCo Managed Trusts.


            The Dynamic Allocation Portfolio and Dynamic Strategy Portfolio each have a managed volatility strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees like the living and death benefits. This risk management strategy could limit the upside participation in strong, increasing markets as compared to a portfolio without such a strategy. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.



PREMIER PORTFOLIOS

The Premier Portfolios reflect the investment expertise of one or more investment managers and offer a broad range of investment categories.


SELECT PORTFOLIOS

The Select Portfolios each have a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each Select Portfolio, with the exception of the SA DFA Ultra Short Bond Portfolio, invests in an Underlying Fund of the Seasons Series Trust. Except for the SA DFA Ultra Short Bond and the SA Wellington Real Return Portfolio, each Select Portfolio is managed by multiple managers. One component of each Select Portfolio, with the exception of the SA Wellington Real Return Portfolio, invests in a passively managed component that tracks a particular target index or subset of an index. The passively managed component of each Select Portfolio is intended to balance some of the risks associated with an actively traded portfolio. Please see the Seasons Series Trust prospectus for additional information regarding the management of the Select Portfolios.


FOCUSED PORTFOLIOS

Each Focused Portfolio offers you a manager who advises a separate portion of the Focused Portfolio. The manager actively selects a limited number of stocks that represent its best stock selection. This approach to investing results in a more concentrated portfolio, which will be less diversified than other Variable Portfolios, and may be subject to greater market risks.


MANAGED ALLOCATION PORTFOLIOS

Each Managed Allocation Portfolio has a different investment goal and is structured as a Fund-of-Funds, investing its assets in a combination of the Select Portfolios and the Focused Portfolios. A Fund-of-Funds generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.

Each Managed Allocation Portfolio is managed by SunAmerica Asset Management, LLC ("SAAMCo"). SAAMCo creates a target allocation annually for each Managed Allocation Portfolio. The target allocation will reflect the percentage in which a Managed Allocation Portfolio should invest in its Underlying Funds. Due to market movements, portfolio management decisions or cash flow considerations, SAAMCo may determine that a Managed Allocation Portfolio's investments in its Underlying Funds require adjustments in order to meet its target allocation. Generally, SAAMCo will manage the investments among the Underlying Funds for each Managed Allocation Portfolio to match its target allocation and to rebalance assets back to the target allocation, as it deems necessary.

This approach allows the Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each underlying Select and Focused Portfolio; and 2) the overlay portfolio management provided by SAAMCo.


                                       16



The four Managed Allocation Portfolios' objectives and investment strategies are:


MANAGED
ALLOCATION
PORTFOLIOS      OBJECTIVE             INVESTMENT STRATEGY
 SA             Long-term capital     Invests primarily in
 Allocation     appreciation          equity-based portfolios.
 Growth                               Designed to provide higher
                                      growth potential, while
                                      maintaining risk at a
                                      reasonable level.
 SA             Long-term capital     Focuses on equity investing to
 Allocation     appreciation          help maximize growth
 Moderate                             potential, but also invests a
 Growth                               portion of its assets in the
                                      bond market for income.
 SA             Long-term capital     Combines equity investing with
 Allocation     appreciation and      increased exposure to fixed
 Moderate       moderate current      income investing. Designed for
                income                investors who want growth,
                                      but who are also seeking a
                                      moderate level of income.
 SA             Long-term capital     Offers the greatest exposure
 Allocation     appreciation and      to fixed income. Designed for
 Balanced       income                investors who need greater
                                      balance of growth potential
                                      and current income.

If you invest in a Managed Allocation Portfolio, you pay the expenses of the Managed Allocation Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Funds in which the Managed Allocation Portfolio invests. As a result, you will pay higher fees and expenses under the Fund-of-Funds structure than if you invested directly in each of the Underlying Funds held in the Fund-of-Funds structure.


SEASONS STRATEGIES

Each Seasons Strategy has a different investment objective and is a Variable Portfolio of the Separate Account that invests in three Underlying Funds of Seasons Series Trust. The allocation of money among these Underlying Funds varies depending on the objective of the Seasons Strategy. The Seasons Strategies are designed utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.

The three Underlying Funds in which a Seasons Strategy can invest are detailed in the pie chart on the following page. The Underlying Funds comprising the Seasons Strategies may only be purchased by the Seasons Strategies.

The Seasons Strategies use an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific Underlying Funds. In turn, the Underlying Funds invest in a combination of domestic and international stocks, bonds and cash. The goal for each Seasons Strategy is to have a specified asset mix of stocks, bonds and cash in accordance with the specified objective of the Seasons Strategy and relative to the Underlying Funds in which the Seasons Strategy invests. The stated target asset allocation percentages and the mix of Underlying Funds comprising each Seasons Strategy do not change for the life of the contract. Please see the Seasons Series Trust prospectus which describes in detail the Underlying Funds that comprise each Seasons Strategy.


SEASONS STRATEGY REBALANCING

Each quarter a rebalancing occurs among the Underlying Funds of the Season Strategies to realign each Seasons Strategy with its distinct percentage investment detailed below. This rebalancing is designed to help maintain the asset allocation mix for each Seasons Strategy. The pie charts on the following page demonstrate the asset allocation mix for each Seasons Strategy and the percentage allocation of each Underlying Fund in which the Seasons Strategy invests.

Before the end of each quarter (or as close to such date as is administratively practicable), your money will be allocated among the various Underlying Funds according to the percentages set forth on the next page. Additionally, within each Multi-Managed Portfolio, as identified below, your investment will be rebalanced among the various components. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of Underlying Funds with higher returns into Underlying Funds with relatively lower returns.



                                       17

                                GROWTH STRATEGY
     GOAL: Long-term growth of capital, allocating its assets primarily to stocks. This Seasons Strategy may be best suited for those with longer periods to invest.


            Target Asset Allocation:
     Stocks 80%            Bonds 15%     Cash 5%



 [seasons-select_pie1]


                            BALANCED GROWTH STRATEGY
     GOAL: Focuses on conservation of principal by investing in a more balanced weighting of stocks and bonds, with a secondary objective of seeking a high total return. This Seasons Strategy may be best suited for those approaching retirement and with less tolerance for investment risk.


            Target Asset Allocation:
     Stocks 55%            Bonds 40%     Cash 5%



 [seasons-select_pie3]



                            MODERATE GROWTH STRATEGY
     GOAL: Growth of capital through investments in equities, with a secondary objective of conservation of principal by allocating more of its assets to bonds than the Growth Strategy. This Seasons Strategy may be best suited for those nearing retirement years but still earning income.


            Target Asset Allocation:
     Stocks 70%            Bonds 25%     Cash 5%



 [seasons-select_pie2]


                          CONSERVATIVE GROWTH STRATEGY
     GOAL: Capital preservation while maintaining some potential for growth over the long term. This Seasons Strategy may be best suited for those with lower investment risk tolerance.


            Target Asset Allocation:
     Stocks 42%            Bonds 53%     Cash 5%



 [seasons-select_pie4]



                                       18

INVESTMENT OPTIONS

Each Variable Portfolio and its respective managers are:



PREMIER PORTFOLIOS                          MANAGED BY:
FIDELITY VIP CONTRAFUND(R)*                 Fidelity Management and Research Company
FIDELITY VIP EQUITY-INCOME                  Fidelity Management and Research Company
FIDELITY VIP INVESTMENT GRADE BOND          Fidelity Management and Research Company
FIDELITY VIP MID CAP                        Fidelity Management and Research Company
FIDELITY VIP OVERSEAS                       Fidelity Management and Research Company
SA AMERICAN FUNDS GLOBAL GROWTH             Capital Research and Management Company
SA AMERICAN FUNDS GROWTH                    Capital Research and Management Company
SA AMERICAN FUNDS GROWTH-INCOME             Capital Research and Management Company
SA VCP DYNAMIC ALLOCATION PORTFOLIO         SunAmerica Asset Management, LLC ("SAAMCo") and AllianceBernstein L.P.
SA VCP DYNAMIC STRATEGY PORTFOLIO           SAAMCo and AllianceBernstein L.P.
T. ROWE PRICE BLUE CHIP GROWTH II           T. Rowe Price Associates, Inc. ("T. Rowe Price")
T. ROWE PRICE EQUITY INCOME II              T. Rowe Price
SELECT PORTFOLIOS                           MULTI-MANAGED BY:
SA DFA ULTRA SHORT BOND                     Dimensional Fund Advisors LP
SA MULTI-MANAGED LARGE CAP GROWTH           Goldman Sachs Asset Management, L.P., Morgan Stanley Investment Management, LLC
                                            ("Morgan Stanley") and SAAMCo
SA MULTI-MANAGED LARGE CAP VALUE            American Century Investment Management Inc., Wellington Management Company LLP
                                            and SAAMCo
SA MULTI-MANAGED MID CAP GROWTH             T. Rowe Price, Wellington and SAAMCo
SA MULTI-MANAGED MID CAP VALUE              T. Rowe Price, Massachusetts Financial Services Company and SAAMCo
SA MULTI-MANAGED SMALL CAP                  PNC Capital Advisors, LLC, J.P. Morgan Investment Management Inc. and SAAMCo
SA MULTI-MANAGED INTERNATIONAL EQUITY       Schroder Investment Management North America Inc., T. Rowe Price and SAAMCo
SA MULTI-MANAGED DIVERSIFIED FIXED INCOME   Wellington and PineBridge Investments LLC ("PineBridge")
SA WELLINGTON REAL RETURN                   Wellington
FOCUSED PORTFOLIOS                          MANAGED BY:
SA AB GROWTH PORTFOLIO                      AllianceBernstein L.P.
SA COLUMBIA FOCUSED VALUE                   Columbia Management Investment Advisers, LLC
MANAGED ALLOCATION PORTFOLIOS               MANAGED BY:
SA ALLOCATION GROWTH                        SAAMCo
SA ALLOCATION MODERATE GROWTH               SAAMCo
SA ALLOCATION MODERATE                      SAAMCo
SA ALLOCATION BALANCED                      SAAMCo
SEASONS STRATEGIES                          MULTI-MANAGED BY:
                                            JPMorgan, Morgan Stanley, Lord Abbett, Putnam Investment Management, LLC
                                            ("Putnam"), T. Rowe Price, PineBridge and Wellington
GROWTH STRATEGY                             (which invests in SA T. Rowe Price Growth Stock Portfolio, SA Putnam Asset Allocation
                                            Diversified Growth Portfolio and SA Multi-Managed Growth Portfolio)
MODERATE GROWTH STRATEGY                    (which invests in SA T. Rowe Price Growth Stock Portfolio, SA Putnam Asset Allocation
                                            Diversified Growth Portfolio and SA Multi-Managed Moderate Growth Portfolio)
BALANCED GROWTH STRATEGY                    (which invests in SA T. Rowe Price Growth Stock Portfolio, SA Putnam Asset Allocation
                                            Diversified Growth Portfolio and SA Multi-Managed Income/Equity Portfolio)
CONSERVATIVE GROWTH STRATEGY                (which invests in SA T. Rowe Price Growth Stock Portfolio, SA Putnam Asset Allocation
                                            Diversified Growth Portfolio and SA Multi-Managed Income Portfolio)



* Fidelity VIP Contrafund is an equity fund seeking long-term capital appreciation.

YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN A COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT
(800) 445-7862 OR BY VISITING OUR WEBSITE AT
AIG.ONLINEPROSPECTUS.NET/AIG/PRODUCTDOCUMENTS. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.


                                       19



EFFECTIVE FEBRUARY 6, 2017, THE STRATEGIC ALLOCATION PROGRAM IS NO LONGER OFFERED. If you are currently invested in a Strategic Allocation, please see the STRATEGIC ALLOCATION PROGRAM FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017 APPENDIX for more information.


SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS
We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract Owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.


FIXED ACCOUNTS

Your contract may offer a Fixed Account for a guaranteed period. Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year. Thereafter, for fixed accounts other than Dollar Cost Averaging fixed account options (as described below), we will declare annual fixed account crediting rates each contract year, and this rate will never be lower than the minimum guarantee rate as referenced in your contract. Factors that influence the declared fixed account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the contract withdrawal charge period and the number of years since your annuity contract was issued. You may obtain current interest rates by calling the Annuity Service Center or by speaking with your financial representative.

Please check with your financial representative regarding the availability of a Fixed Account. Allocations to the Fixed Account are obligations of the General Account. In reliance on certain exemptions and exclusions, interests in the General Account are not registered as securities under the Securities Act of 1933 and not registered as an investment company under the Investment Company Act of 1940. However, the disclosures in the prospectus about the Fixed Accounts are subject to certain provisions of the federal securities laws regarding the accuracy and completeness of disclosures. PLEASE SEE GENERAL ACCOUNT BELOW.

Minimum Guaranteed Interest Rate

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise.

Interest Rate Categories

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     o Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     o Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     o Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

Transfers/Withdrawals from Fixed Accounts

There are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

If available through our Dollar Cost Averaging Program, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on a monthly basis. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center.

Check with your financial representative about the current availability of this service.

Fixed Account Restrictions

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.


                                       20



DOLLAR COST AVERAGING FIXED ACCOUNTS

Purchase Payments
You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment amounts are as follows:


  DCA FIXED ACCOUNT      MINIMUM PURCHASE PAYMENT
        6-Month         $  600
        12-Month        $1,200
         2-Year         $2,400

     o The DCA Fixed Accounts only accept initial and subsequent Purchase Payments because they are offered as "source" accounts exclusively to facilitate the DCA Program for a specified time period.

     o You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account. PLEASE SEE DOLLAR COST AVERAGING PROGRAM below for more information.

     o Unless otherwise directed by you, any Purchase Payment less than the above minimum amounts will automatically be allocated to available investment options according to your current allocation instructions on file.

Purchase Payments may not be invested in DCA Fixed Accounts if you elect the Seasons Rewards program.

DCA Interest Rate Crediting

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA Program. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.


DOLLAR COST AVERAGING PROGRAM

Under the DCA Program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account").

The DCA Program allows you to invest gradually in available investment options at no additional cost. The DCA Program is designed to lessen the impact of market fluctuations on your investment. However, the DCA Program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA Program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

Example of DCA Program

Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA Program and purchase Accumulation Units at the following values:


 MONTH     ACCUMULATION UNIT VALUE     UNITS PURCHASED
   1                $ 7.50                   100
   2                $ 5.00                   150
   3                $10.00                    75
   4                $ 7.50                   100
   5                $ 5.00                   150
   6                $ 7.50                   100

You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

DCA Program Guidelines

     o     Fixed Accounts are not available as target accounts for the DCA
           Program.

     o     Transfers occur on a monthly periodic schedule.

     o The minimum transfer amount under the DCA Program is $100 per transaction, regardless of the source account.

     o Transfers resulting from your participation in the DCA Program are not counted towards the number of free transfers per contract year.

Allocation of Subsequent Purchase Payments to DCA Program

If you have not elected an optional living benefit and you choose to allocate subsequent Purchase Payments to an active DCA Program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring subsequent Purchase Payments into your target account allocations on the same day of the month as the initial active DCA Program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s). PLEASE SEE DOLLAR COST AVERAGING FIXED ACCOUNTS ABOVE for more information.

Termination of DCA Program

You may terminate the DCA Program at any time. If you terminate the DCA Program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.


                                       21



Upon notification of your death, we will terminate the DCA Program unless your Beneficiary instructs us otherwise and we will transfer the remaining money according to the current allocation instructions on file.


AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Automatic Asset Rebalancing typically involves shifting portions of your money into and out of investment options so that the resulting allocations are consistent with your current investment instructions.

Under the Automatic Asset Rebalancing Program:

     o You may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if available, periodically rebalanced to return your allocations to preselected percentages for no additional charge.

     o At your request, rebalancing occurs on a quarterly, semiannual or annual basis.

     o Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.

Changes to Rebalancing Instructions

If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if available, resulting from your transfer which will replace any previous rebalancing instructions you may have provided ("Default Rebalancing Instructions"). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

Upon notification of your death, we will terminate the Automatic Asset Rebalancing Program unless your Beneficiary instructs us otherwise.

Mandatory Rebalancing with Election of a Living Benefit

If you elect an optional living benefit, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file and we will notify you of such reversion. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

Automatic asset rebalancing will continue if it is a requirement of an optional living benefit that remains in effect pursuant to your Spousal Beneficiary's election of Spousal Continuation.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME AND WE WILL NOTIFY YOU 30 DAYS PRIOR TO EXERCISING THAT RIGHT. IN THE EVENT OF MODIFICATION, WE WILL ADMINISTER THE PROGRAM ACCORDING TO THE PARAMETERS OF THE MODIFICATION. IN THE EVENT OF SUSPENSION OR TERMINATION OF THE PROGRAM, WE WILL NO LONGER ADMINISTER THE PROGRAM AND YOUR INVESTMENTS WILL NO LONGER BE REBALANCED.


TRANSFERS DURING THE ACCUMULATION PHASE

Subject to the Company's rules, restrictions and policies (including short term trading policies) described below, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts.

     o Funds already in your contract cannot be transferred into the DCA Fixed Accounts, if available.

     o     You must transfer at least $100 per transfer.

     o If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.

Submitting Transfer Instructions

Your transfer instructions must be received via one of the methods and locations referenced below; otherwise they will not be considered received by us. PLEASE SEE SHORT-TERM TRADING POLICIES below for more information.

TELEPHONE:


(800) 445-7862

INTERNET:
www.aig.com/annuities

UNITED STATES POSTAL SERVICE (FIRST-CLASS MAIL):
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570

FACSIMILE:
(818) 615-1543

Telephone/Internet Authorization

We may accept transfers by telephone or the internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center at the above address.

Transfer Fees

There is no charge for your first 15 transfers in any contract year. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not counted towards the number of free transfers per contract year.


                                       22




PLEASE SEE APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY FOR STATE-SPECIFIC FEES.


Accepting Transfer Requests

We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer's, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. If telephone, fax and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center at the address above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE TELEPHONE, FAX AND/OR INTERNET TRANSFER PRIVILEGES AT ANY TIME AND WE WILL NOTIFY YOU PRIOR TO EXERCISING THE RIGHT OF SUSPENSION.

Pricing Transfer Requests

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next NYSE business day.


SHORT-TERM TRADING POLICIES

This variable annuity contract is not designed to support frequent trading or trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below.

Risks of Short-Term Trading

Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.


STANDARD U.S. MAIL POLICY

Under the Standard U.S. Mail Policy, all transfers must be submitted by U.S. Mail for 12-months. The 15th transfer in a 12-month look-back period ("12-Month Rolling Period") triggers the Standard U.S. Mail Policy.

Transfer Requests under the U.S. Mail Policy

     o While the U.S. Mail Policy is in effect, we will not accept transfer requests sent by any other method except U.S. Mail.

     o Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

     o All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers.

     o Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

     o We apply the Standard U.S. Mail Policy uniformly and consistently to all contract Owners except for omnibus group contracts. SEE OMNIBUS GROUP CONTRACTS below for more information.

Example


For example, if you made a transfer on August 19, 2019 and within the previous twelve months (from August 20, 2018 forward) you made 15 transfers including the August 19th transfer, then all transfers made for twelve months after August 19, 2019 must be submitted by U.S. Mail (from August 20, 2019 through August 20, 2020).



ACCELERATED U.S. MAIL POLICY

We may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers.


ADDITIONAL SHORT-TERM TRADING RESTRICTIONS

To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to:

     1. impose further limits on the size, manner, number and/or frequency of transfers you can make;

     2.   impose minimum holding periods;

     3.   reject any Purchase Payment or transfer request;

     4.   terminate your transfer privileges; and/or

     5.   request that you surrender your contract.

WE WILL NOTIFY YOU IN WRITING IF YOUR TRANSFER PRIVILEGES ARE MODIFIED, SUSPENDED OR TERMINATED. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.


                                       23



Enforcement Determination Factors

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     o     the number of transfers made in a defined period;

     o     the dollar amount of the transfer;

     o the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     o the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     o whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     o the history of transfer activity in the contract or in other contracts we may offer; and/or

     o other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Applicability to Third Party Trading Services

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract Owners utilizing third party trading services/strategies performing asset allocation services for a number of contract Owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Deterrence Limitations

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract Owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above.

Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict.

You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all Owners of this contract. We do not enter into agreements with contract Owners whereby we permit or intentionally disregard Short-Term Trading.


OMNIBUS GROUP CONTRACTS

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THE TRANSFERS DURING THE ACCUMULATION PHASE SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.


UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures (outlined in their respective prospectus) with respect to frequent purchases and redemptions of their respective shares which may be more or less restrictive than ours.

     o We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Underlying Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee.

     o We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason.

We are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Processing Omnibus Orders

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term Trading, there may be a negative impact to the Owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from Owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.


                                       24



Required Information Sharing

Under rules adopted by the SEC, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity.


TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

You may not use the DCA Program or the Automatic Asset Rebalancing Program during the Income Phase.


RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts and available for no additional charge, allocates your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.


     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 3-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.


VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. As a result of this proportionate voting, the vote of a small number of contract Owners can determine the outcome of a vote. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You can access money in your contract in one of the following ways:

     o     Partial Withdrawal,

     o     Systematic Withdrawal,

     o     Total Withdrawal (also known as surrender), or

     o     Annuity Income Payment (during Income Phase).


Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES.



MINIMUM WITHDRAWAL AMOUNT AND MINIMUM CONTRACT VALUE


                             MINIMUM        MINIMUM
                           WITHDRAWAL       CONTRACT
                             AMOUNT         VALUE(1)
 Partial Withdrawal       $1,000         $500(2)
 Systematic Withdrawal    $  100         $500(2)

(1) The value left in any Variable Portfolio or available Fixed Account must be at least $100 after a withdrawal.

(2)   The total contract value must be at least $500 after a withdrawal.

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.



PENALTY-FREE WITHDRAWAL AMOUNT

Your contract provides for a penalty-free withdrawal amount each contract year during the applicable withdrawal period. The penalty-free withdrawal amount is the portion of your contract that we allow you to take out without being charged a withdrawal charge. The penalty-free withdrawal amount does not reduce the basis used to calculate future annual penalty-free withdrawals and withdrawal charges.

To determine your penalty-free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty-free earnings" and "total invested amount."


Penalty-free earnings are equal to your contract value less your total invested amount and may be withdrawn free of a withdrawal charge at any time, including upon a full surrender of your contract. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. The total invested amount is the sum of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:


     o Penalty-free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and



                                       25



     o Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.


If you elected an optional living benefit that offers Maximum Annual Withdrawal Amounts, below describes your annual penalty-free withdrawal amount:



DURING THE FIRST CONTRACT YEAR, YOUR MAXIMUM ANNUAL PENALTY-FREE WITHDRAWAL AMOUNT IS THE GREATEST OF:


     (1)    Your penalty-free earnings; or

     (2) If you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or

     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.


AFTER THE FIRST CONTRACT YEAR, YOUR MAXIMUM ANNUAL PENALTY-FREE WITHDRAWAL AMOUNT IS THE GREATEST OF:


     (1)    your penalty-free earnings; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge; or

     (3) the Maximum Annual Withdrawal amount allowed under the living benefit you elected.


If, in any contract year, you choose to take less than the full penalty-free withdrawal amount, then you may not carry over the unused amount as an additional penalty-free withdrawal in subsequent years.

If you do not elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, the provisions below describe your annual penalty-free withdrawal amount.



DURING THE FIRST CONTRACT YEAR, YOUR MAXIMUM ANNUAL PENALTY-FREE WITHDRAWAL AMOUNT IS THE GREATER OF:


     (1)    your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount


AFTER THE FIRST CONTRACT YEAR, YOUR MAXIMUM ANNUAL PENALTY-FREE WITHDRAWAL AMOUNT IS THE GREATER OF:


     (1)    your penalty-free earnings; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge


If, in any contract year, you choose to take less than the full penalty-free withdrawal amount, then you may not carry over the unused amount as an additional penalty-free withdrawal in subsequent years.


If you participate in the Seasons Rewards program, you will not receive any deferred Payment Enhancement if you fully withdraw a Purchase Payment or if you surrender your contract prior to the corresponding Deferred Payment Enhancement Date.

Although we do not assess a withdrawal charge when you take a 10% free withdrawal of the total invested amount we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement. PLEASE SEE SEASONS REWARDS PROGRAM ABOVE.


Penalty-Free Withdrawal Amount and the Living Benefit

If you elect a living benefit and if you withdraw an amount that is under the 10% penalty-free withdrawal amount as described above, but exceed the Maximum Annual Withdrawal Amount, it will be treated as an Excess Withdrawal for purposes of calculating your Income Base, Income Credit Base, if applicable, and future income payments under the living benefit even though you are not assessed a withdrawal charge. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

For example, if you elected a living benefit and your Maximum Annual Withdrawal Amount (MAWA) is $6,000 (assuming Maximum Annual Withdrawal Percentage of 6%, $100,000 Income Base and $100,000 Contract Value), your penalty-free withdrawal amount would be $10,000. That means that the $6,000 MAWA for that contract year would not be assessed a withdrawal charge because it is within the penalty-free withdrawal amount. You may also take up to an additional $4,000 that contract year as a penalty-free withdrawal amount; however, this $4,000 would be considered an Excess Withdrawal under the living benefit which reduces the Income Base, the Income Credit Base if applicable, and future Maximum Annual Withdrawal Amounts.



ASSESSMENT OF WITHDRAWAL CHARGES


We deduct a withdrawal charge applicable to any amount of a partial or total withdrawal in excess of your penalty-free withdrawal amount made before the end of the withdrawal charge period. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more than the annual penalty-free amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.


The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. PLEASE SEE WITHDRAWAL CHARGES AND EXPENSES.


When you make a partial withdrawal, we deduct it from penalty-free earnings first, any remaining penalty-free withdrawal amount, and then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charges or higher withdrawal charges.

If you request a total withdrawal (surrender) of your contract, we may also deduct any premium taxes, if applicable. IF YOU FULLY SURRENDER YOUR CONTRACT, WITHDRAWAL CHARGES WILL BE ASSESSED AGAINST THE AMOUNT OF PURCHASE PAYMENTS SUBJECT TO WITHDRAWAL CHARGES. THIS MEANS THAT, IF YOU SURRENDER YOUR CONTRACT WHILE WITHDRAWAL CHARGES STILL APPLY, ANY PRIOR PENALTY-FREE WITHDRAWAL AMOUNTS TAKEN IN THE CURRENT CONTRACT YEAR ARE NOT SUBTRACTED FROM THE TOTAL PURCHASE PAYMENTS STILL SUBJECT TO WITHDRAWAL CHARGES. PLEASE SEE EXPENSES.



                                       26



Calculating Withdrawal Charges


For the purpose of calculating the withdrawal charge if you request a total withdrawal of your contract, any prior penalty-free withdrawal amount, including a required minimum distribution, in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges.


Example:

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments and no election of optional features. In contract year 2, you take out your maximum penalty free withdrawal of $10,000. After that penalty free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A-(B x C)=D, where:

     A=  Your contract value at the time of your request for withdrawal
         ($90,000)

     B= The amount of your Purchase Payments still subject to withdrawal charge ($100,000)

     C= The withdrawal charge percentage applicable to the age of each Purchase Payment (assuming 6% is the applicable percentage) [B x C=$6,000]

     D=  Your full contract value ($84,000) available for total withdrawal

Required Minimum Distributions

If you are taking required minimum distributions applicable to this contract only, we waive any withdrawal charges applicable to those withdrawals. PLEASE SEE TAXES FOR DETAILS REGARDING REQUIRED MINIMUM DISTRIBUTIONS.

Annuity Income Payments

Any time after your second contract anniversary, you may receive annuity income payments for a specified period of time and at a frequency as elected by you. We will waive any applicable withdrawal charges upon processing of your request to annuitize the contract. PLEASE SEE ANNUITY INCOME OPTIONS.


PROCESSING WITHDRAWAL REQUESTS

A request to access money from your contract, as outlined above, must be submitted in writing and in Good Order to the Annuity Service Center at the following address. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 days. If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

For withdrawals of $500,000 and more, you are required to include a signature guarantee issued by your broker-dealer which verifies the validity of your signature.


Annuity Service Center

P.O. Box 15570
Amarillo, TX 79105-5570

Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next NYSE business day. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 days.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract Owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

Partial, Systematic, and Required Minimum Distributions

Partial withdrawals, systematic withdrawals and required minimum distributions will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested, unless you provide different instructions.

If you surrender your contract, we may deduct any premium taxes, if applicable. PLEASE SEE EXPENSES.

Optional Living Benefit Withdrawals


Partial Withdrawals under an optional Living Benefit must be deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. You cannot request withdrawals from one or more specific funds in which you are invested.



SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal Program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these periodic withdrawals to your bank account is available.

Please contact our Annuity Service Center which can provide the necessary enrollment forms. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the penalty free withdrawal amount permitted each year.


If you elect a living benefit and choose to receive periodic withdrawals under the Systematic Withdrawal Program, you must request withdrawals on the appropriate living benefit enrollment form. If we receive your request on another form, your request will not be processed. The Systematic Withdrawal Program for contracts with a living benefit is designed to provide withdrawal amounts within the Maximum Annual Withdrawal Amount. Any amounts taken above your Maximum Annual Withdrawal Amount while enrolled in the Systematic Withdrawal Program will eliminate the remaining systematic withdrawals within the



                                       27




same contract year and may permanently reduce future guaranteed withdrawal amounts. IF YOU MUST TAKE REQUIRED MINIMUM DISTRIBUTIONS (RMDS) FROM THIS CONTRACT AND WANT TO ENSURE THAT THESE WITHDRAWALS WILL NOT PERMANENTLY REDUCE FUTURE GUARANTEED WITHDRAWAL AMOUNTS, YOUR WITHDRAWALS MUST BE SET UP ON THE SYSTEMATIC WITHDRAWAL PROGRAM FOR RMDS ADMINISTERED BY OUR ANNUITY SERVICE CENTER.


Upon notification of your death, we will terminate the Systematic Withdrawal Program unless your Beneficiary instructs us otherwise.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME AND WE WILL NOTIFY YOU PRIOR TO EXERCISING THAT RIGHT.


NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on partial or total withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home.

     o You cannot use this waiver during the first 90 days after your contract is issued.

     o The confinement period for which you seek the waiver must begin after you purchase your contract.

     o We will only waive withdrawal charges on withdrawals paid directly to the contract owner, and not to a third party or other financial services company.

In order to use this waiver, you must submit the following documents to the Annuity Service Center:

     1)     a doctor's note recommending admittance to a nursing home;

     2)     an admittance form which shows the type of facility you entered;
            and

     3) the bill from the nursing home which shows that you met the 60 day confinement requirement.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

None of the living benefits described below are currently available for election.

Effective January 15, 2016, if you have elected a living benefit feature, we will not accept subsequent Purchase Payments on or after the 5th contract anniversary from your contract issue date. You may not establish an automatic subsequent purchase payment plan with election of the living benefit, and any current payment plan has been terminated.


MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS
The MarketLock Income Plus living benefit may vary depending on when you purchased your contract, please see details below. The MarketLock For Life Plus living benefit may vary depending on the option you elected when you purchased your contract, please see details below.

MarketLock Income Plus and MarketLock For Life Plus are optional guaranteed minimum withdrawal features, available for an additional fee. The features are designed to help you create a guaranteed income stream that may last as long as you live, or as long as you or your spouse live, even if the entire value of your contract has been reduced to zero, provided withdrawals taken are within the parameters of the feature elected. These features may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may not need to rely on the feature as its value is dependent on your contract's performance, your withdrawal activity and your longevity.

MarketLock Income Plus and MarketLock For Life Plus offer guaranteed lifetime income plus the opportunity to lock in the greater of investment gains or an annual Income Credit (previously referred to as "Bonus").

These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The features guarantee that only certain Purchase Payments received during the contract's first five years are included in the Income Base (previously referred to as "Benefit Base").

Please remember that all withdrawals, including withdrawals taken under these features, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under these features will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if withdrawals taken are in excess of the Maximum Annual Withdrawal Amount, as defined below. The sum of withdrawals in any contract year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge.

In addition, any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you must take required minimum distributions and want to ensure that these withdrawals are not considered Excess Withdrawals, as defined below, your distributions must be set up on the automated monthly minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

These optional Living Benefits are designed for individuals and spouses. Thus, if a contract is owned by non-spousal joint Owners, Domestic Partners or Same-Sex Spouses who jointly own a contract and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the Living Benefit. PLEASE SEE DEATH BENEFITS BELOW. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefit.

You may have elected MarketLock Income Plus or any of the MarketLock For Life Plus options and you may have chosen to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or


                                       28



persons whose lifetime withdrawals are guaranteed under the features as the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect one of these features, Covered Persons must have met the age requirement. The age requirement varies depending on the type of contract you purchased, when the contract was issued(1) and the number of Covered Persons. The tables below provide the age requirements for the features.

IF YOU ELECTED ONE COVERED PERSON(1):


                                  COVERED PERSON
                                MINIMUM     MAXIMUM
                                  AGE       AGE(2)
           One Owner              45          80
         Joint Owners
    (based on the age of the
         older Owner)             45          80

IF YOU ELECTED TWO COVERED PERSONS(1):


                             COVERED PERSON #1      COVERED PERSON #2
                            MINIMUM     MAXIMUM     MINIMUM     MAXIMUM
                              AGE        AGE(2)       AGE       AGE(2)
 NON-QUALIFIED:
 Joint Owners                 45          80          45          85
 NON-QUALIFIED:
 One Owner with Spousal
 Beneficiary                  45          80          45        N/A(3)
 QUALIFIED:
 One Owner with Spousal
 Beneficiary                  45          80          45        N/A(3)

(1) If you elected MarketLock For Life Plus +6% and you purchased your contract prior to November 19, 2007, references to age 45 above are replaced with age 50 and references to age 80 above are replaced with age 75. References to age 85 remain unchanged.

(2) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(3) The age requirement is based solely on the single Owner for purposes of issuing the contract with the feature. The spousal Beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.


How do MarketLock Income Plus and MarketLock For Life Plus work?

MarketLock Income Plus and MarketLock For Life Plus lock-in the greater of two values in determining the Income Base. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. Each consecutive one-year period starting from the Effective Date is considered a Benefit Year. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years if you elected MarketLock Income Plus, the first 5 years if you elected MarketLock For Life Plus on or after May 1, 2009 or the first 10 years if you elected MarketLock For Life Plus prior to May 1,
2009) following the Effective Date based on the greater of (1) the highest Anniversary Value, or (2) the Income Base increased by any available Income Credit, as defined below.

You may elect to extend the Income Base Evaluation Period and the Income Credit Period for additional periods. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" below.

Is there an additional guarantee if I delay taking withdrawals?

Yes, depending on which feature you elect and when you elected the feature, there is an additional guarantee if you delay taking withdrawals.

If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 and you do not take any withdrawals before the 12th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% of your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.

If you elected MarketLock Income Plus or MarketLock For Life Plus +7% prior to May 1, 2009 and you do not take any withdrawals before the 10th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% or your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.

What determines the maximum amount of withdrawals I can withdraw each year?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year without reducing the Income Base and the Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the tables below and varies depending on the feature you elected and when your contract was issued.

ONE COVERED PERSON -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED ON OR AFTER
5/1/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:


    AGE OF THE COVERED PERSON AT          MAXIMUM ANNUAL
      TIME OF FIRST WITHDRAWAL         WITHDRAWAL PERCENTAGE
        Prior to 65th birthday          4% of Income Base
      On or after 65th birthday         5% of Income Base

TWO COVERED PERSONS -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover two lives, the following is applicable:


 AGE OF THE YOUNGER COVERED PERSON OR
     SURVIVING COVERED PERSON AT            MAXIMUM ANNUAL
       TIME OF FIRST WITHDRAWAL          WITHDRAWAL PERCENTAGE
         Prior to 65th birthday           4% of Income Base
       On or after 65th birthday         4.75% of Income Base

ONE OR TWO COVERED PERSONS -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED BETWEEN 5/1/08 AND 4/30/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner. If there are two Covered Persons, the age at the


                                       29



time of the first withdrawal is based on the age of the younger of the two Covered Persons.


    AGE OF THE COVERED PERSON AT          MAXIMUM ANNUAL
      TIME OF FIRST WITHDRAWAL         WITHDRAWAL PERCENTAGE
        Prior to 62nd birthday          4% of Income Base
      On or after 62nd birthday         5% of Income Base

ONE COVERED PERSON -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:


         AGE OF THE COVERED PERSON AT               MAXIMUM ANNUAL
           TIME OF FIRST WITHDRAWAL              WITHDRAWAL PERCENTAGE
  At least age 45 but prior to 65th birthday      4% of Income Base
  At least age 65 but prior to 76th birthday      5% of Income Base
              On or after 76th birthday           6% of Income Base

TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover two lives, the following is applicable:


     AGE OF THE YOUNGER COVERED PERSON AT           MAXIMUM ANNUAL
           TIME OF FIRST WITHDRAWAL              WITHDRAWAL PERCENTAGE
  At least age 45 but prior to 65th birthday      4% of Income Base
  At least age 65 but prior to 76th birthday     4.75% of Income Base
              On or after 76th birthday          5.75% of Income Base

ONE OR TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED BETWEEN 7/30/07 AND 4/30/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner. If there are two Covered Persons, the age at the time of the first withdrawal is based on the age of the younger of the two Covered Persons.


       AGE OF THE COVERED PERSON AT              MAXIMUM ANNUAL
         TIME OF FIRST WITHDRAWAL             WITHDRAWAL PERCENTAGE
            Prior to the 60th birthday         4% of Income Base
    At least age 60 but prior to the 76th
                  birthday                     5% of Income Base
          On or after the 76th birthday        6% of Income Base

ONE OR TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED PRIOR TO 7/30/07)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner. If there are two Covered Persons, the age at the time of the first withdrawal is based on the age of the younger of the two Covered Persons.


       AGE OF THE COVERED PERSON AT              MAXIMUM ANNUAL
         TIME OF FIRST WITHDRAWAL             WITHDRAWAL PERCENTAGE
            Prior to the 65th birthday         4% of Income Base
    At least age 65 but prior to the 76th
                  birthday                     5% of Income Base
          On or after the 76th birthday        6% of Income Base


If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?

As the original Owner, or Continuing Spouse (with a joint life feature) electing to treat the annuity contract as their own, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract and using the Uniform Lifetime Table) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). We will provide RMD favorable treatment, in each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount. Any portion of a withdrawal in a Benefit Year which exceeds the greater of the Maximum Annual Withdrawal Amount or the RMD amount will be considered an Excess Withdrawal. IF YOU MUST TAKE RMD FROM THIS CONTRACT AND WANT TO ENSURE THAT THESE WITHDRAWALS ARE NOT CONSIDERED EXCESS WITHDRAWALS, YOUR WITHDRAWALS MUST BE SET UP ON THE SYSTEMATIC WITHDRAWAL PROGRAM FOR RMDS ADMINISTERED BY OUR ANNUITY SERVICE CENTER. Therefore, if you plan to take an Excess Withdrawal, then this feature may not be appropriate for you. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS?" below.


Are there investment requirements if I elect MarketLock Income Plus or MarketLock For Life Plus?

Yes, as long as you have not elected to cancel the feature, you must comply with investment requirements by allocating your investments as outlined below. You may also use a DCA Fixed Account to comply with investment requirements by setting up your DCA target allocations in accordance with the investment requirements outlined below. The DCA Fixed Accounts are not available if you elect the Seasons Rewards Program.

MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS +7% OPTION

Allocate 100% of your investments to one of the following:

           o   SA DFA Ultra Short Bond Portfolio

           o   SA Allocation Balanced Portfolio

           o   SA Allocation Moderate Portfolio

           o   SA Allocation Moderate Growth Portfolio

           o   Allocation 1

           o   Allocation 2

           o   Allocation 3

                                       30



           o   6-month, 1-year or 2-year DCA Fixed Accounts, if available

MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09) AND MARKETLOCK FOR LIFE PLUS +6% OPTION (CONTRACTS ISSUED PRIOR TO 5/1/09)

     (1)    Allocate 100% of your investments to one of the following:

           o   SA DFA Ultra Short Bond Portfolio

           o   SA Managed Allocation Balanced Portfolio

           o   SA Managed Allocation Moderate Portfolio

           o   SA Managed Allocation Moderate Growth Portfolio

           o   Allocation 1

           o   Allocation 2

           o   Allocation 3

           o   6-month, 1-year or 2-year DCA Fixed Accounts, if available

     (2) Allocate your investments in accordance with the requirements outlined in the table below:





   INVESTMENT        INVESTMENT           VARIABLE PORTFOLIOS
      GROUP          REQUIREMENT         AND/OR FIXED ACCOUNTS
 A. NON              Minimum 0%     PREMIER PORTFOLIOS
  RESTRICTED        Maximum 100%    Fidelity VIP Investment Grade
                                    Bond
                                    SEASONS STRATEGIES
                                    Growth Strategy
                                    Moderate Growth Strategy
                                    Balanced Growth Strategy
                                    Conservative Growth Strategy
                                    SELECT PORTFOLIOS
                                    SA DFA Ultra Short Bond
                                    SA Multi-Managed Diversified
                                    Fixed Income
                                    SA Wellington Real Return
                                    MANAGED ALLOCATION PORTFOLIOS
                                    SA Allocation Moderate Growth
                                    SA Allocation Moderate
                                    SA Allocation Balanced
                                    DCA FIXED ACCOUNTS (if
                                    available)
                                    6-Month DCA
                                    1-Year DCA
                                    2-Year DCA
                                    FIXED ACCOUNTS
                                    1-Year Fixed (if available)


   INVESTMENT        INVESTMENT           VARIABLE PORTFOLIOS
      GROUP          REQUIREMENT         AND/OR FIXED ACCOUNTS
 B. EQUITY           Minimum 0%     PREMIER PORTFOLIOS
  MAXIMUM           Maximum 15%     SA American Funds Growth
                                    SA American Funds Global
                                    Growth
                                    SA American Funds
                                    Growth-Income
                                    Fidelity VIP Overseas
                                    Fidelity VIP Contrafund(R)
                                    Fidelity VIP Mid Cap
                                    Fidelity VIP Equity-Income
                                    T. Rowe Price Blue Chip Growth
                                    II
                                    T. Rowe Price Equity Income II
                                    SELECT PORTFOLIOS
                                    SA Multi-Managed Large Cap
                                    Growth Portfolio
                                    SA Multi-Managed Large Cap
                                    Value Portfolio
                                    SA Multi-Managed Mid Cap
                                    Growth Portfolio
                                    SA Multi-Managed Mid Cap
                                    Value Portfolio
                                    SA Multi-Managed Small Cap
                                    Portfolio
                                    SA Multi-Managed International
                                    Equity Portfolio
                                    FOCUSED PORTFOLIOS
                                    SA AB Growth Portfolio
                                    SA Columbia Focused Value
                                    Portfolio
 C. FULLY          No Investment    MANAGED ALLOCATION PORTFOLIOS
  RESTRICTED          Allowed       SA Allocation Growth Portfolio


If we offer additional allocations that comply with investment requirements in the future we will give you the opportunity to allocate your investments accordingly.

Your allocation instructions accompanying any Purchase Payment as well as target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your subsequent Purchase Payment(s) to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these restrictions. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any of the following transactions:

     o     any transfer or reallocation you initiate; or

     o     any withdrawal you initiate.

Automatic transfers and/or systematic withdrawals will not result in rebalancing. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing


                                       31



instructions to reflect the percentage allocations among the new Variable Portfolios resulting from your transfer and/or 1-year Fixed Account, if available ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations promptly.

How are the components for MarketLock Income Plus and MarketLock For Life Plus calculated?

FIRST, we determine the Eligible Purchase Payments, which include:

     1.   100% of Purchase Payments received during the first contract year;
          and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. We will not accept subsequent Purchase Payments after the 5th contract year. The calculation of Eligible Purchase Payments does not include any Payment Enhancements, if applicable, and/or spousal continuation contributions, if applicable; however, Payment Enhancements, if applicable, and/or spousal continuation contributions, if applicable are included in the calculation of Anniversary Values, as defined below. Total Eligible Purchase Payments are limited to $1,500,000 without our prior Company approval.

SECOND, we consider the INCOME CREDIT PERIOD and the INCOME BASE EVALUATION PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Base Evaluation Period is the period of time over which we consider Anniversary Values and if applicable and greater, the Income Base plus the Income Credit during the Income Credit Period. The initial Income Credit Period and the initial Income Base Evaluation Period begin on the Effective Date and end 5 years later if you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 (10 years later if you elected MarketLock For Life Plus prior to May 1, 2009). Please see "Can I extend the Income Base Evaluation Period and Income Credit Period?" below.

THIRD, we determine THE ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the Income Base which initially is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Base is the contract value on the Effective Date. The Income Base is increased by each subsequent Eligible Purchase Payment, less proportionate adjustments for Excess Withdrawals, as defined below. On each Benefit Year anniversary, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit as defined below. Please see "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE IN INCREASED?"and"WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS?" below.

FIFTH, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during an Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Credit Base is the contract value on the Effective Date. The Income Credit Base is increased by each subsequent Eligible Purchase Payment less proportionate adjustments for Excess Withdrawals, as defined below. Please see "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" below.

SIXTH, we determine the INCOME CREDIT which varies by feature as outlined in the table below and is an amount equal to a percentage ("Income Credit Percentage") of the Income Credit Base, on each Benefit Year anniversary. If you elected MarketLock Income Plus and you take withdrawals in a Benefit Year that are less than or equal to the Maximum Annual Withdrawal Amount, the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Income Base, prior to determining the Income Base for the next Benefit Year. If you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit is equal to zero. If you elected MarketLock For Life Plus, the Income Credit may only be added to the Income Base if no withdrawals are taken in a Benefit Year.


                                       32




          FEATURE                     INCOME CREDIT PERCENTAGE
   MarketLock Income Plus      6% (reduced for withdrawals up to the
  (contracts issued on or        Maximum Annual Withdrawal Amount)
       after 5/1/09)
   MarketLock Income Plus      7% (reduced for withdrawals up to the
       (contracts issued         Maximum Annual Withdrawal Amount)
   between 5/1/08 and
        4/30/09)
     MarketLock For Life      6% (0% in years withdrawals are taken)
   Plus (contracts issued
     on or after 5/1/09)
     MarketLock For Life      7% (0% in years withdrawals are taken)
        Plus +7% Option
     MarketLock For Life      6% (0% in years withdrawals are taken)
         +6% Option

SEVENTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above.

FINALLY, we determine the EXCESS WITHDRAWALS which are withdrawals in excess of the Maximum Annual Withdrawal Amount. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

How can the Income Base and Income Credit Base be increased?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

    (a)        is the cumulative Eligible Purchase Payments; and

    (b) is the current Income Base, increased by the Income Credit, if any; and

    (c) is all previous Anniversary Values during any Income Base Evaluation Period.

On each Benefit Year anniversary during the Income Credit Period, we determine the amount to which the Income Credit Base and/or the Income Base could increase. The components used to determine this amount are:

    (a)        the Income Base calculated based on the maximum Anniversary
               Value; and

    (b)        the current Income Base plus the Income Credit.

If (a) is greater than or equal to (b), the Income Credit Base and the Income Base are increased to the current Anniversary Value. If (b) is greater than
(a), the Income Base is increased by the Income Credit and the Income Credit Base remains unchanged.

INCREASES TO YOUR INCOME BASE AND INCOME CREDIT BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. HOWEVER, ELIGIBLE PURCHASE PAYMENTS CAN INCREASE YOUR INCOME BASE AND INCOME CREDIT BASE AT THE TIME THEY ARE RECEIVED. YOUR INCOME BASE AND INCOME CREDIT BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE DAYS IN WHICH WE CONSIDER THE HIGHEST ANNIVERSARY VALUE WAS HIGHER.

The Income Base and Income Credit Base are increased each time subsequent Eligible Purchase Payments are made. The Income Credit Base also increases when the Income Base is increased as a result of a maximum Anniversary Value being achieved that is greater than both the current Income Base and all previous maximum Anniversary Values. The Income Credit Base is decreased each time an Excess Withdrawal is taken, in the same proportion by which the contract value is reduced by the Excess Withdrawal. The Income Base and Income Credit Base are not used in the calculation of the contract value or any other benefits under the contract.

The Income Base and Income Credit Base are adjusted each time an Excess Withdrawal is taken. Other than adjustments made for Excess Withdrawals, the Income Base and Income Credit Base can only be adjusted upwards, and subsequent lower Anniversary Values during the Income Base Evaluation Period will not result in a lower Income Base or lower Income Credit Base.

If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009, the Income Base can also be increased to at least the Minimum Income Base on the 12th Benefit Year anniversary PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 12th Benefit Year anniversary is the greater of
(a) and (b), where:

    (a) is the current Income Base, or if the First and Subsequent Extensions were elected, the Income Base calculated based on the maximum Anniversary Value; and

    (b)        is the Minimum Income Base.

If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% Option prior to May 1, 2009, the Income Base, and if applicable, the Income Credit Base, can also be increased to at least the Minimum Income Base on the 10th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 10th Benefit Year anniversary is the greatest of (a), (b) and (c), where:

    (a) is the current Income Base, or if extension was elected, the Income Base calculated based on the maximum Anniversary Value; and

    (b) is the current Income Base plus the Income Credit, if applicable; and

    (c)        is the Minimum Income Base.

On your 10th Benefit Year anniversary, if you are eligible for the Minimum Income Base and for MarketLock Income


                                       33



Plus only, if the First Extension is elected, the Income Credit Base is the greatest of (a), (b) and (c), where:

    (a)        is the Income Base calculated based on the maximum Anniversary
               Value; and

    (b)        is the current Income Credit Base; and

    (c)        is the Minimum Income Base.

How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?

INCREASES IN THE INCOME BASE
In any Benefit Year where Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.

DECREASES IN THE INCOME BASE
Excess Withdrawals reduce Your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see "What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?" below. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previously calculated Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Income Base in that Benefit Year.

What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?

The Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary (10th Benefit Year anniversary if you elected MarketLock Income Plus or MarketLock For Life Plus +7% option prior to May 1, 2009), your Income Base, and if applicable, the Income Credit Base, is not eligible to be increased to the Minimum Income Base.

You may take withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount which will not reduce the Income Base or Income Credit Base, if applicable. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature. In addition, if you have elected MarketLock For Life Plus and you plan to take withdrawals in any year during the Income Credit Period, an Income Credit will not be added to your Income Base on that contract anniversary.

The impact of withdrawals and the effect on certain components of MarketLock Income Plus and MarketLock For Life Plus are further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal. Since Excess Withdrawals reduce the Income Credit Base, it will result in the reduction of the amount of the Income Credit available in subsequent Benefit Years during the Income Credit Period.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS CALCULATED?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Please remember that all withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount and the free withdrawal amount.


                                       34



What are the fees for MarketLock Income Plus and MarketLock For Life Plus?

The fee for each feature depends on whether you elect to cover one life or two lives and when you purchased your contract, as follows:



                                                               ANNUALIZED
                                                                  FEE
                                                             (calculated as
                                               NUMBER OF      a percentage
                                                COVERED      of the Income
                  FEATURE                       PERSONS          Base)
 MarketLock Income Plus                           One            1.10%
   (contracts issued on or after 5/1/09)          Two            1.35%
 MarketLock Income Plus                           One            0.95%
   (contracts issued between 5/1/08 and           Two            1.20%
    4/30/09)
 MarketLock For Life Plus                         One            0.95%
   (contracts issued on or after 5/1/09)          Two            1.25%
 MarketLock For Life Plus                         One            0.75%
   7% Option                                      Two            1.00%
 MarketLock For Life Plus                         One            0.65%
   6% Option                                      Two            0.90%


The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the feature. Once you elect a feature, you will be assessed a non-refundable fee regardless of whether or not you take any withdrawals and/or receive any lifetime annuity income payments under the feature.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.

If your contract value falls to zero before the feature has been terminated, fees will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a contract quarter. If the feature is still in effect while your contract value is greater than zero and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in that contract quarter.

Can I extend the Income Base Evaluation Period and Income Credit Period?

MARKETLOCK INCOME PLUS
Yes, after the initial Income Base Evaluation Period and initial Income Credit Period you may elect to extend both the Income Base Evaluation Period and Income Credit Period for two additional 5 year periods (one additional 5 year period if you elected MarketLock Income Plus on or after May 1, 2009), as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension and Second Extension").

After election of the First Extension and Second Extension, if applicable, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If your contract was issued on or after May 1, 2009 and you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period and prior to the end of each Evaluation Period, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period(s), you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than 30 days after the end of the current Income Base Evaluation Period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension and the Second Extension, if applicable, Subsequent Extensions are no longer available for election and the Income Base and Income Credit Base, if applicable, will not be adjusted for higher Anniversary Values or Income Credits on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary (10th Benefit Year anniversary if elected on or before May 1, 2009), your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.

MARKETLOCK FOR LIFE PLUS
Depending on when your contract was issued, you may be able to extend the initial Income Base Evaluation Period and the initial Income Credit Period.

IF YOUR CONTRACT WAS ISSUED PRIOR TO APRIL 30, 2009, there is an option to extend only the Income Base Evaluation Period as long as the feature is in effect and the age of the Covered Person or younger of two Covered Persons is age 85 or younger at the time of extension. If you elect to extend the Income Base Evaluation Period, the Income Base can continue to be adjusted upward as described above on each anniversary during the new Income Base Evaluation Period which is a period of 5 years. However, you may not elect to extend the Income Credit period beyond the initial 10 years.


                                       35



Prior to the end of the initial Income Base Evaluation Period and prior to the end of each evaluation period you elect to extend, we will notify you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period(s), you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than 30 days after the end of the current Income Base Evaluation Period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature.

If you do not contact us at the end of each Income Base Evaluation Period to extend the Income Base Evaluation Period, an extension will no longer be available and the Income Base will not be adjusted for higher Anniversary Values on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future.

IF YOUR CONTRACT WAS ISSUED ON OR AFTER MAY 1, 2009, you may elect to extend both the Income Base Evaluation Period and Income Credit Period for an additional 5 year period after the end of the initial Income Base Evaluation Period and initial Income Credit Period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").

After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period, and prior to the end of each Income Base Evaluation Period you elect to extend thereafter, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 60 days prior to the end of each evaluation period. If you elect to extend the evaluation period, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than the end of the current evaluation period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension, Subsequent Extensions are not available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary, your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.

PLEASE SEE ADDITIONAL INFORMATION APPLICABLE TO MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE BELOW FOR MORE INFORMATION REGARDING THESE LIVING BENEFITS.


MARKETLOCK FOR LIFE

When and how may I elect MarketLock For Life?
You may have elected MarketLock For Life at the time of contract issue (the "Effective Date"). You cannot elect this feature if you elected any other optional living benefit. You may have elected to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under MarketLock For Life as the "Covered Person(s)." There are age parameters applicable to this feature which determine whether you could have elected the feature and who could have qualified as a Covered Person. If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitants. The tables below provide the age requirement for electing this feature depending on the type of contract you purchased and the number of Covered Persons.

IF YOU ELECTED ONE COVERED PERSON:


                                  COVERED PERSON
                                MINIMUM     MAXIMUM
                                  AGE       AGE(1)
           One Owner              45          80
         Joint Owners
    (based on the age of the
         older Owner)             45          80

                                       36



IF YOU ELECTED TWO COVERED PERSONS:


                             COVERED PERSON #1      COVERED PERSON #2
                            MINIMUM     MAXIMUM     MINIMUM     MAXIMUM
                              AGE        AGE(1)       AGE       AGE(1)
 NON-QUALIFIED:
 Joint Owners                 45          80          45          85
 NON-QUALIFIED:
 One Owner with Spousal
 Beneficiary                  45          80          45        N/A(2)
 QUALIFIED:
 One Owner with Spousal
 Beneficiary                  45          80          45        N/A(2)

(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(2) Not applicable because feature availability is based on the younger Covered Person. The spousal Beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.


How does MarketLock For Life work?

MarketLock For Life locks in the highest contract anniversary value in determining the Income Base. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years) following the Effective Date.

You may elect to extend the Income Base Evaluation Period for additional periods. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.

What determines the Maximum Annual Withdrawal Percentage?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.

ONE COVERED PERSON

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:


         AGE OF THE COVERED PERSON AT               MAXIMUM ANNUAL
           TIME OF FIRST WITHDRAWAL              WITHDRAWAL PERCENTAGE
  At least age 45 but prior to 65th birthday      4% of Income Base
  At least age 65 but prior to 76th birthday      5% of Income Base
              On or after 76th birthday           6% of Income Base

TWO COVERED PERSONS

If the feature is elected to cover two lives, the following is applicable:


     AGE OF THE YOUNGER COVERED PERSON OR
         SURVIVING COVERED PERSON AT                MAXIMUM ANNUAL
           TIME OF FIRST WITHDRAWAL              WITHDRAWAL PERCENTAGE
  At least age 45 but prior to 65th birthday      4% of Income Base
  At least age 65 but prior to 76th birthday     4.75% of Income Base
              On or after 76th birthday          5.75% of Income Base

As the original Owner, or Continuing Spouse (with a joint life feature) electing to treat the annuity contract as their own, of a Qualified plan under this annuity contract, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract and using the uniform lifetime table) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (as clarified above) will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE?" BELOW.

Are there investment requirements if I elect MarketLock For Life?

As long as you have not elected to cancel the feature, we require that you allocate your investments in accordance with the investment requirements listed below.


INVESTMENT REQUIREMENTS

You may comply with investment requirements by allocating your investments in accordance with the requirements outlined in either (1) or (2).

     (1)    Allocate 100% of your investments to one of the following:

            o 6-month, 1-Year or 2-Year DCA Fixed Accounts, if available

            o Allocation 1*

            o Allocation 2*

            o Allocation 3*

            o SA Allocation Balanced

            o SA Allocation Moderate Growth

            o SA Allocation Moderate

            o SA DFA Ultra Short Bond
* Please see the allocations for the formerly available Strategic Allocation Program in the STRATEGIC ALLOCATION PROGRAM FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017 APPENDIX.


                                       37



     (2) Allocate your investments in accordance with the requirements outlined in the table below:



   INVESTMENT        INVESTMENT           VARIABLE PORTFOLIOS
      GROUP          REQUIREMENT         AND/OR FIXED ACCOUNTS
 A. NON              Minimum 0%     PREMIER PORTFOLIOS
  RESTRICTED        Maximum 100%    Fidelity VIP Investment Grade
                                    Bond
                                    SEASONS STRATEGIES
                                    Balanced Growth Strategy
                                    Conservative Growth Strategy
                                    Growth Strategy
                                    Moderate Growth Strategy
                                    SELECT PORTFOLIOS
                                    SA DFA Ultra Short Bond
                                    SA Multi-Managed Diversified
                                    Fixed Income
                                    SA Wellington Real Return
                                    MANAGED ALLOCATION PORTFOLIOS
                                    SA Allocation Balanced
                                    SA Allocation Moderate
                                    SA Allocation Moderate Growth
                                    DCA FIXED ACCOUNTS (IF
                                    AVAILABLE)
                                    6-Month DCA
                                    1-Year DCA
                                    2-Year DCA
                                    FIXED ACCOUNTS
                                    1-Year Fixed (if available)
 B. EQUITY           Minimum 0%     PREMIER PORTFOLIOS
  MAXIMUM           Maximum 15%     Fidelity VIP Contrafund
                                    Fidelity VIP Equity-Income
                                    Fidelity VIP Mid Cap
                                    Fidelity VIP Overseas
                                    SA American Funds Global
                                    Growth
                                    SA American Funds Growth
                                    SA American Funds
                                    Growth-Income
                                    T. Rowe Price Blue Chip Growth
                                    II
                                    T. Rowe Price Equity Income II
                                    SELECT PORTFOLIOS
                                    SA Multi-Managed International
                                    Equity
                                    SA Multi-Managed Large Cap
                                    Growth
                                    SA Multi-Managed Large Cap
                                    Value
                                    SA Multi-Managed Mid Cap
                                    Growth
                                    SA Multi-Managed Mid Cap
                                    Value
                                    SA Multi-Managed Small Cap
                                    FOCUSED PORTFOLIOS
                                    SA Columbia Focused Value
 C. FULLY          No Investment    MANAGED ALLOCATION PORTFOLIOS
  RESTRICTED          Allowed       SA Allocation Growth


Your allocation instructions accompanying any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your application or subsequent Purchase Payment(s) allocation instructions to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these requirements. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature.

We will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any transfer you initiate, or any withdrawal you initiate. Because automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs, if you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or 1-year Fixed Account, if available, resulting from your transfer ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

The investment requirements may reduce the need to rely on the guarantees provided by this Living Benefit because they allocate your investment across asset classes and potentially limit market volatility. As a result, you may have better or worse investment returns by allocating your investments more aggressively. We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations.

How are the components for MarketLock for Life calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1.   100% of Purchase Payments received during the first contract year;
          and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments


                                       38



          of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. We will not accept subsequent Purchase Payments after the 5th contract year. The calculation of Eligible Purchase Payments does not include any Payment Enhancements, if applicable, and spousal continuation contributions, if applicable; however, Payment Enhancements, if applicable, and continuation contributions, if applicable are included in the calculation of Anniversary Value, as defined below. Please SEE SPOUSAL CONTINUATION BELOW. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

SECOND, we consider the INCOME BASE EVALUATION PERIOD. The Income Base Evaluation Period is the period of time over which we will consider Anniversary Values. The Income Base Evaluation Period begins on the Effective Date and ends 5 years later. At the end of the Income Base Evaluation Period, you may contact us to extend the Income Base Evaluation Period. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.

THIRD, we determine the Anniversary Value which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. Each year following the Effective Date is a Benefit Year. Only on each Benefit Year anniversary do we determine if the Income Base should be increased based on cumulative Eligible Purchase Payments or the highest Anniversary Value. The calculation and components of this determination are detailed below.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above.

FINALLY, we determine the EXCESS WITHDRAWALS which are withdrawals in excess of the Maximum Annual Withdrawal Amount. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

How can the Income Base be increased?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

    (a)        is the cumulative Eligible Purchase Payments; and

    (b)        is the current Income Base; and

    (c) is all previous Anniversary Values during any Income Base Evaluation Period.

INCREASES TO YOUR INCOME BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. HOWEVER, ELIGIBLE PURCHASE PAYMENTS CAN INCREASE YOUR INCOME BASE AT THE TIME THEY ARE RECEIVED. YOUR INCOME BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE DAYS IN WHICH WE CONSIDER THE HIGHEST ANNIVERSARY VALUE WAS HIGHER.

What is the fee for MarketLock For Life?

The fee for MarketLock For Life depends on whether you elect to cover one life or two lives. The fee is as follows:


                                        ANNUALIZED FEE
                                       (CALCULATED AS A
      ALL YEARS IN WHICH THE              PERCENTAGE
       FEATURE IS IN EFFECT          OF THE INCOME BASE)
       For One Covered Person       0.70% of Income Base
      For Two Covered Persons       0.95% of Income Base

The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee of the feature may change at the time of extension and may be different than when you initially elected the feature.

If your contract value falls to zero before the feature has been terminated, fees will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the prior fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter.

What are the effects of withdrawals on MarketLock For Life?

The Maximum Annual Withdrawal Amount and the Income Base may change over time as a result of the timing and amount of withdrawals.

Withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may


                                       39



limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature.

The impact of withdrawals and the effect on each component of MarketLock For Life are further explained below:

     INCOME BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base will be reduced for those withdrawals.

     For each Excess Withdrawal taken, the Income Base is reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base could be more or less than a dollar-for-dollar reduction.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK FOR LIFE CALCULATED?").

If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount will be available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

All withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may impact other provisions of your contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND EXPENSES BELOW.

Can I extend the Income Base Evaluation Period beyond 5 years?

After the initial Income Base Evaluation Period, you may elect to extend the Income Base Evaluation Period for an additional 5 year period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").

After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of each Income Base Evaluation Period you elect to extend, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 30 days prior to the end of each Income Base Evaluation Period. If you elect to extend the feature, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than 30 days after the end of the current Income Base Evaluation Period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension, Subsequent Extensions are no longer available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. We also reserve the right to modify MarketLock For Life at the time of extension for existing contracts as indicated above.

PLEASE SEE ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE BELOW FOR MORE INFORMATION THESE LIVING BENEFITS.


ADDITIONAL INFORMATION ABOUT MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE
The following provides additional information applicable to these optional living benefits ("Living Benefit(s)").

What happens if the contract value is reduced to zero?

All withdrawals from the contract, including withdrawals under this feature, will reduce your contract value. Unfavorable investment experience may also reduce your contract value. If the contract value is reduced to zero but the Income Base is greater than zero, we will continue to pay guaranteed payments under the terms of the Living Benefit over the lifetime of the Covered Person(s); however, the Income Base is no longer eligible to be increased.

However, if at any time an Excess Withdrawal reduces your contract value to zero, no further benefits will remain under the Living Benefit and your contract along with the Living Benefit will terminate. For MarketLock Income Plus and


                                       40



MarketLock For Life Plus, an Income Credit is not available if the contract value is reduced to zero, even if a Living Benefit remains payable.

If the contract value is reduced to zero, the contract's other benefits will be terminated. You may no longer make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero and eliminate any other benefits of the contract.

When the contract value equals zero but a benefit remains payable, to receive any remaining Living Benefit, you must select one of the following:

     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2.   Any option mutually agreeable between you and us.

If you do not select an option above, the remaining Living Benefit will be paid as the current Maximum Annual Withdrawal Amount based on the Maximum Annual Withdrawal Percentage applicable to the Living Benefit divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Any amounts that we may pay under the Living Benefit in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

What happens to my Living Benefit upon a spousal continuation?

If there is one Covered Person and that person dies, the surviving spousal joint Owner or spousal Beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero which terminates the Living Benefit and the contract; or

     2. Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract with the Living Benefit and its corresponding fee.

The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken.

If spousal continuation occurs during the Income Base Evaluation Period and/or Income Credit Period, if applicable, the Continuing Spouse will continue to receive any increases to the Income Base during the remaining Income Base Evaluation Period and/or Income Credit Period, if applicable.

If you have elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 12 Benefit Years following the Effective Date. Please see "IS THERE AN ADDITIONAL GUARANTEE IF I DELAY TAKING WITHDRAWALS?"

If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% option prior to May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 10 Benefit Years following the Effective Date. Please see "IS THERE AN ADDITIONAL GUARANTEE IF I DELAY TAKING WITHDRAWALS?"

For all Living Benefits, the Continuing Spouse will be eligible to elect to extend the Income Base Evaluation Period and the Income Credit Period, if applicable, upon the expiration of the applicable period. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" above.

Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.

What happens to my Living Benefit upon the Latest Annuity Date?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you must select one of the following:

     1.   Annuitize the contract value under the contract's annuity provisions;
          or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     3.   Any option mutually agreeable between you and us.

If you do not elect an option listed above, on the Latest Annuity Date, we may annuitize the contract value in accordance with Annuity Income Option 3, as described in ANNUITY INCOME OPTIONS below. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.

Can I elect to cancel my Living Benefit?

The Living Benefit may be cancelled by you on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary. Once you elect to cancel the Living Benefit, you will no longer be charged a fee after the


                                       41



cancellation is effective and the guarantees under the Living Benefit are terminated. In addition, the investment requirements for Living Benefit will no longer apply to your contract. You may not extend the Income Base Evaluation Period or Income Credit Period, if applicable, and you may not re-elect or reinstate the Living Benefit after cancellation.

If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary following the death of the first Covered Person. Once the surviving Covered Person elects to cancel the feature, the fee will no longer be charged and the guarantees under the Living Benefit will be terminated. In addition, the investment requirements for the Living Benefit will no longer apply to the contract. The surviving Covered Person may not extend the Income Base Evaluation Period or Income Credit Period, if applicable, and may no longer re-elect or reinstate the Living Benefit after cancellation.

Are there circumstances under which my Living Benefit will automatically terminate?

The Living Benefit automatically terminates upon the occurrence of one of the following:

     1.   Annuitization of the contract; or

     2.   Termination or surrender of the contract; or

     3.   A death benefit is paid and the contract is terminated; or

     4.   Excess Withdrawals reduce the contract value to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal Beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for the Living Benefit based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for the remaining Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under "CAN I ELECT TO CANCEL MY LIVING BENEFIT FEATURE?" above.

WE ALSO RESERVE THE RIGHT TO MODIFY THE LIVING BENEFITS AT THE TIME OF EXTENSION FOR EXISTING CONTRACTS AS INDICATED ABOVE.


MARKETLOCK AND MARKETLOCK FOR TWO

MarketLock and MarketLock For Two are optional guaranteed minimum withdrawal benefits that guarantee an income stream based on Purchase Payments made during the first two contract years and only guarantee lifetime withdrawals in the manner described below. These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or tax-qualified plans.

WITHDRAWALS UNDER THE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME, DEDUCTING APPLICABLE WITHDRAWAL CHARGES, AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.


MARKETLOCK
For contracts issued prior to May 1, 2006, MarketLock guarantees annual withdrawals based on the Maximum Anniversary Value (MAV) during the first 10 years of the contract. In addition, for contracts issued on or after May 1, 2006, if the Owner begins withdrawals after age 65, the withdrawal amount is guaranteed to last for life.


                                       42



MARKETLOCK SUMMARY TABLE:


                                MAXIMUM
                                 ANNUAL          INITIAL           MAXIMUM
                               WITHDRAWAL        MINIMUM           ANNUAL
                              PERCENTAGE*       WITHDRAWAL       WITHDRAWAL
                                 PRIOR         PERIOD PRIOR     PERCENTAGE IF
       TIME OF FIRST             TO ANY           TO ANY        EXTENSION IS
        WITHDRAWAL             EXTENSION        EXTENSION          ELECTED
 Before 5th Benefit               5%            20 years             5%
   Year anniversary
 On or after 5th Benefit          7%           14.28 years           7%
   Year anniversary
 On or after 10th                10%            10 years             7%
   Benefit Year
   anniversary
 On or after 20th                10%            10 years            10%
   Benefit Year
   anniversary
 On or after the older            5%           Life of the           5%
   contract Owner's                          older contract
   65th birthday**                                Owner

* For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal. If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an Excess Withdrawal. Any portion of the RMD withdrawal that is based on amounts greater than this contract alone will be considered an Excess Withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" below.

** For contracts issued on or after May 1, 2006, lifetime withdrawals are available provided that as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.


MARKETLOCK FOR TWO SUMMARY TABLE:


                                                 MAXIMUM ANNUAL
          AGE OF THE YOUNGER SPOUSE                WITHDRAWAL
         AT TIME OF FIRST WITHDRAWAL              PERCENTAGE*
  At least age 55 but prior to 63rd birthday          4%
  At least age 63 but prior to 76th birthday          5%
              On or after 76th birthday               6%

* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an Excess Withdrawal. Any portion of a RMD withdrawal that is based on amounts other than this contract will not be considered a RMD from this contract. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK AND MARKETLOCK FOR TWO?" below.


How are the components for MarketLock and MarketLock For Two calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. We will not accept subsequent Purchase Payments after the 2nd contract year. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable; however, Payment Enhancements and/or spousal continuation contributions are included in the calculation of Anniversary Values, as defined below. Eligible Purchase Payments are limited to $1.5 million without prior Company approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals (Excess Withdrawals for MarketLock For Two) of contract value are taken. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals (Excess Withdrawals for MarketLock For Two), the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year under the features and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The applicable Maximum Annual Withdrawal Percentage differs by feature as follows:

     MarketLock: The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal. Or, for contracts issued on or after May 1, 2006, the Maximum Annual Withdrawal Percentage is determined based on whether you are taking lifetime withdrawals.


                                       43



     MarketLock For Two: The applicable Maximum Annual Withdrawal Percentage is determined based on the younger spouse's age when you take your first withdrawal.

If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payment by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, for MarketLock only, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.

Can I extend the MAV Evaluation Period beyond 10 years?

Yes, the MAV Evaluation Period may be extended as long as the Benefit is still in effect and the older Owner (younger spouse for MarketLock For Two) is age 85 or younger at the time extension is elected. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 30 DAYS AFTER THE END OF THE CURRENT MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Please see "HOW ARE THE COMPONENTS OF MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" above. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee (and Maximum Annual Withdrawal Percentage for MarketLock), will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the MAV Evaluation Period. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals, (Excess Withdrawals for MarketLock For Two). You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What are the fees for MarketLock and MarketLock For Two?

The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to the first withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken assessed at the end of the quarter in which the first withdrawal is taken. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension.

An increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current Anniversary Value is greater than both the current and any previous Anniversary Values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock and MarketLock For Two?


MARKETLOCK
The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

In addition, for contracts issued on or after May 1, 2006, if you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older Owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older Owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, you must withdraw no more than the Maximum Annual Withdrawal Amount which is calculated as 5% of the MAV Benefit Base. Lifetime withdrawals do not change unless the MAV Benefit Base increases due to additional Eligible Purchase Payments or if the MAV Benefit Base is stepped-up on a contract anniversary. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock


                                       44



Summary Table and under "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" above, based on when you took your first withdrawal and adjusted for withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal, as described below. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount. The impact of withdrawals and the effect on each component of MarketLock are further explained below:

     MAV BENEFIT BASE: Withdrawals reduce the MAV Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

     (2)    Excess Withdrawals reduce the MAV Benefit Base as follows:

            If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of:

            (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal, or;

            (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

     MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the table below.


    THE AMOUNT WITHDRAWN
     IN A BENEFIT YEAR            EFFECT ON MINIMUM WITHDRAWAL PERIOD
       Amounts up to the         New Minimum Withdrawal Period = the
         Maximum Annual           MAV Benefit Base (which includes a
       Withdrawal Amount       deduction for any previous withdrawals),
                                divided by the current Maximum Annual
                                          Withdrawal Amount
  Amounts in excess of the       New Minimum Withdrawal Period = the
         Maximum Annual       Minimum Withdrawal Period as of the prior
       Withdrawal Amount         contract anniversary minus one year

MARKETLOCK FOR TWO
Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse's lifetime. The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:

     MAV BENEFIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

     For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying


                                       45



     the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.

What happens if my contract value is reduced to zero?


MARKETLOCK
If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, for contracts issued on or after May 1, 2006, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) for contracts issued on or after May 1, 2006, if receiving lifetime withdrawals, the date of death of the older contract Owner; or

     2.   Any option mutually agreeable between you and us.


MARKETLOCK FOR TWO

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if due to an Excess Withdrawal, your contract value is reduced to zero, no Benefit remains.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuity payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or

     2.   Any option mutually agreeable between you and us.

If you do not select an option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.

What happens to MarketLock and MarketLock For Two upon a spousal continuation?


MARKETLOCK
A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, for contracts issued on or after May 1, 2006, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older Owner. Excluding the lifetime option, a younger Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal Beneficiary may continue to receive lifetime withdrawals, if eligible, because they are based on the older Owner's life.

If the contract Owner elected MarketLock and dies during the MAV Evaluation Period and the spousal Beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in the calculation of the Anniversary Value. Additionally, the Continuing Spouse may extend the MAV Evaluation Period an additional period of 10 years provided that
(1) the original Owner did not previously extend the MAV Evaluation Period and
(2) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. Payment Enhancements and spousal continuation contributions are not considered to be Eligible Purchase Payments. However, Payment Enhancements and spousal continuation contributions are included in the Anniversary Values for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.


MARKETLOCK FOR TWO
The components of the feature will not change as a result of a spousal continuation. A Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a Continuing Spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.

If spousal continuation occurs during the MAV Evaluation Period, the Continuing Spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the Continuing Spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. Please see "CAN I EXTEND THE MAV EVALUATION PERIOD BEYOND 10 YEARS?"above.


                                       46



Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

For contracts issued on or after May 1, 2006, upon the death of the older contract Owner, lifetime withdrawals will no longer be available.

If the contract value is greater than zero when the Owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the Owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated.

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Two upon the death of the second spouse?

No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two.

What happens to MarketLock and MarketLock For Two upon the Latest Annuity Date?

Upon election of any of the options described below, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.


MARKETLOCK
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following:

     1.   Annuitize the contract value under the contract's annuity provisions;
          or

     2. For contracts issued on or after May 1, 2006, if eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi- annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4.   Any option mutually agreeable between you and us.


MARKETLOCK FOR TWO
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following:

     1.   Annuitize the contract value under the contract's annuity provisions;
          or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or

     3.   Any option mutually agreeable between you and us.

Can MarketLock and MarketLock For Two be cancelled?

MarketLock and MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once the feature is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect the feature after cancellation.

Are there circumstances under which MarketLock and MarketLock For Two will automatically terminate?


MARKETLOCK
MarketLock automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless, for contracts issued on or after May 1, 2006, conditions for lifetime withdrawals are met; or

     2.   Annuitization of the contract; or

     3.   Full surrender of the contract; or

     4.   Death benefit is paid.

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

For contracts issued on or after May 1, 2006, lifetime withdrawals will not be available in the event of:

     1.   An ownership change which results in a change of the older Owner;* or

     2.   Withdrawals prior to the 65th birthday of the older Owner; or

     3.   Death of the older Owner; or

     4.   A Spousal Continuation (upon the death of the older Owner); or

     5.   A withdrawal in excess of 5% of MAV Benefit Base.**
* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older Owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.


MARKETLOCK FOR TWO
MarketLock For Two automatically terminates upon the occurrence of one of the following:

     1.   Annuitization of the contract; or

     2.   Full surrender of the contract; or

     3. A death benefit is paid and the contract is not continued by the spouse; or


                                       47



     4. Excess Withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or

     5.   Death of surviving original spouse; or

     6. A change in ownership that involves the original Owner(s) except as noted below and under "Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?"*
* If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.


Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?

Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:

     1.   One of the two original Owners is removed from the contract; or

     2.   The original spousal Beneficiary is removed or replaced; or

     3. The original spousal joint Owner or spousal Beneficiary is removed or replaced upon divorce; or

     4. The original spousal joint Owners or spousal Beneficiary are no longer married at the time of death of the first spouse.

Under these circumstances, the original remaining Owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under "CAN MARKETLOCK AND MARKETLOCK FOR TWO BE CANCELLED?"


SEASONS INCOME REWARDS

Seasons Income Rewards is an optional guaranteed withdrawal benefit that guarantees an income stream based on all Purchase Payments made into your contract during the first 90 days after contract issue, with an opportunity for a Step-Up Amount, adjusted for withdrawals during that period (the "Benefit"). Seasons Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature does not guarantee lifetime income payments.

In order to determine the Benefit, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you chose. Options 1 and 2 are available on contracts issued on and after May 3, 2004. In addition, Option 3 is available on contracts issued on or after May 2, 2005. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

SEASONS INCOME REWARDS SUMMARY:


                                                                       MINIMUM
                                                                     WITHDRAWAL
                                                                     PERIOD* (IF
                                                                       MAXIMUM
                                                                       ANNUAL
                                                        MAXIMUM      WITHDRAWAL
                            BENEFIT                      ANNUAL        AMOUNT
             MAXIMUM     AVAILABILITY     STEP-UP      WITHDRAWAL       TAKEN
 OPTION   ELECTION AGE       DATE         AMOUNT     PERCENTAGE***   EACH YEAR)
    1      Age 80 or       3 years       10%* of        10% of        11 years
          younger on      following    Withdrawal     Withdrawal
         the contract     contract       Benefit     Benefit Base
          issue date     issue date       Base
    2      Age 80 or       5 years       20%* of        10% of        12 years
          younger on      following    Withdrawal     Withdrawal
         the contract     contract       Benefit     Benefit Base
          issue date     issue date       Base
    3      Age 70 or      10 years      50%** of        10% of        15 years
          younger on      following    Withdrawal     Withdrawal
         the contract     contract       Benefit     Benefit Base
          issue date     issue date       Base

* If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount. For contracts issued prior to June 14, 2005, the Maximum Election Age is 80 or younger on the contract issue date.

*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period.


How are the components for Seasons Income Rewards calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable.

SECOND, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

THIRD, we determine the STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract value or annuitization value.

FOURTH, we determine the STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Seasons


                                       48



Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Seasons Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What is the fee for Seasons Income Rewards?

The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be calculated and deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

The fee is as follows:


     CONTRACT YEAR        ANNUALIZED FEE
       0-7 years              0.65%
       8-10 years             0.45%
          11+                 None

What are the effects of withdrawals on Seasons Income Rewards?

Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Seasons Income Rewards are further explained through the calculations below:

     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3. Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or

     (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of:

            (a) is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

            (b) is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that is equal to the Maximum Annual Withdrawal Amount, and further reduced in the same proportion by which the contract value is reduced by the amount in excess of the maximum annual withdrawal amount.

     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals. If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of:

    (a) is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

    (b) is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that is equal to the Maximum Annual Withdrawal Amount, and further reduced in the same proportion by which the contract value is reduced by the amount in excess of the maximum annual withdrawal amount.


                                       49



     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

What happens if my contract value is reduced to zero with Seasons Income
Rewards?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Stepped-Up Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

     2.   Any option mutually agreeable between you and us.

If you do not select an option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Seasons Income Rewards upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, continuation contributions are not considered to be Eligible Purchase Payments.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Seasons Income Rewards upon my death?

If the contract value is greater than zero when the Owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Seasons Income Rewards. If the contract value is zero when the Owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change.

Can Seasons Income Rewards be cancelled?

Once you elect Seasons Income Rewards, you may not cancel the feature. However, there is no charge for Seasons Income Rewards after the 10th contract anniversary.

Additionally, the feature automatically terminates upon the occurrence of one of the following:

     1.   The Stepped-Up Benefit Base is equal to zero; or

     2.   Annuitization of the contract; or

     3.   Full surrender of the contract; or

     4.   Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

     6. For contracts issued from May 3, 2004 through October 3, 2004, withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.

What happens to Seasons Income Rewards upon the Latest Annuity Date?

If your contract value and Stepped-Up Benefit Base are greater than zero, and you begin the Income Phase upon or before the Latest Annuity Date, you will not receive the benefit of any remaining guaranteed withdrawals under the feature. Your annuity income payments will be calculated using your contract value and the selected income option.

Withdrawals under this feature are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.

If you elect Seasons Income Rewards and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from your contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your withdrawals must be automated and will not be recalculated on an annual basis.


                                       50



SEASONS PROMISE

Seasons Promise is an optional guaranteed minimum accumulation benefit. The feature provides a one-time adjustment ("Benefit") to your contract in the event that your contract value on the 10th contract anniversary ("Benefit Date") is less than the Purchase Payments made in the contract's first 90 days.

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the Benefit Date. The feature terminates automatically following the Benefit Date. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the Benefit Date.

The Benefit is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:

    (a) is the Purchase Payments received on or after the contract issue date in the contract's first 90 days, and;

    (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

Payment Enhancements and spousal continuation contributions, if applicable, are not considered Purchase Payments and are not used in the calculation of the Benefit Base.

The annualized fee is calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date. The fee will be calculated and deducted from your contract value each quarter throughout the first 10 full contract years, beginning at the end of the first contract quarter following the contract issue date and up to the Benefit Date. Once the feature is terminated, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

For contracts issued between May 3, 2004 and May 1, 2009, the fee is as follows:


 CONTRACT YEAR    ANNUALIZED FEE
      0-7             0.50%
      8-10            0.25%
      11+             none

For contracts issued between February 10, 2003 and April 30, 2004, the fee is as follows:


 CONTRACT YEAR    ANNUALIZED FEE
      0-7             0.45%
      8-10            0.15%
      11+             none

For contracts issued between August 1, 2002 and February 7, 2003, the fee is as follows:


 CONTRACT YEAR    ANNUALIZED FEE
      0-7             0.35%
      8-10            0.10%
      11+             none

If your spouse chooses to continue this contract upon your death, this feature cannot be terminated and the fee will continue to be charged. The Benefit Date will not change as a result of a spousal continuation.

Seasons Promise only guarantees Purchase Payments made in the first 90 days after issue. If you plan to add subsequent Purchase Payments after the first 90 days, you should know that Seasons Promise will not protect those Purchase Payments.

Since Seasons Promise may not guarantee a return of all Purchase Payments, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if you are approaching the Benefit Date and your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Seasons Promise throughout the first 10 full contract years.

We will allocate the Benefit, if any, on the Benefit Date to the SA DFA Ultra Short Bond Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Other contract benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.


INCOME PROTECTOR

Income Protector is an optional minimum income benefit, available for an additional charge and provides a future "safety net" which can offer you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. If you elect Income Protector, you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions. Income Protector is available on contracts issued prior to May 3, 2004.

The minimum level of Income Protector benefit available is generally based upon the Purchase Payments remaining in your contract at the time you decide to begin taking income. If available and elected, a growth rate can provide increased levels of minimum guaranteed income.


HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME

If you elect Income Protector, we base the amount of minimum income available to you upon a calculation we call the Income Benefit Base. Your Income Benefit Base is equal to your contract value on the date of election. Income


                                       51



Protector is effective on either the date of issue of the contract or at the contract anniversary following your election of Income Protector.

The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The Income Benefit Base is equal to (a) plus (b) minus (c) where:

    (a) is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the Income Benefit Base on the prior contract anniversary, and;

    (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the date of election, and;

    (c) is equal to all withdrawals and applicable fees and charges since the date of election, in an amount proportionate to the amount by which such withdrawals decreased your contract value.

In order to obtain the benefit of Income Protector, you may not begin the Income Phase for at least 9 years following election. You may not elect this feature if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.


RE-SET OF YOUR INCOME PROTECTOR BENEFIT

You may also have the opportunity to "Re-Set" your Income Benefit Base. The Re-Set feature allows you to increase your Income Benefit Base to the amount of your contract value on your next contract anniversary. You can only Re-Set within the 30 days before your next contract anniversary. Upon a Re-Set, the waiting period before you can begin the Income Phase will start over. In addition, the Income Protector fee will be charged as a percentage of your Re-Set Income Benefit Base. You may not elect to Re-Set if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.


ELECTING TO RECEIVE INCOME PAYMENTS

You may elect to begin the Income Phase of your contract using the Income Protector Program ONLY within the 30 days after the 9th or later contract anniversary following the effective date of electing Income Protector or Re-Set, if applicable.

THE INCOME BENEFIT DATE is the contract anniversary date on which the Income Benefit is calculated and applied. This is the date as of which we calculate your Income Benefit Base to use in determining your guaranteed minimum income payments. To arrive at the minimum guaranteed income payments available to you, we apply the annuity rates stated in your Income Protector Endorsement for the income option you select to your final Income Benefit Base. You then choose if you would like to receive that income annually, quarterly or monthly for the time guaranteed under your selected annuity option. Your final Income Benefit Base is equal to (a) minus (b) where:

    (a) is your Income Benefit Base as of your Income Benefit Date, and;

    (b) is any withdrawal charges calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

The annuity income options available under this feature when using Income Protector to receive your guaranteed income payments are:

     o     Life Annuity with 10 Year Period Certain, or

     o     Joint and 100% Survivor Annuity with 20 Year Period Certain

At the time you elect to begin receiving annuity income payments, we will calculate your annual guaranteed income payments using both your final Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your guaranteed income payments under Income Protector will be different. You will receive whichever provides a greater stream of income. If you annuitize using Income Protector, your annuity income payments will be fixed in amount. You are not required to use Income Protector to receive income payments. However, we will not refund fees paid for Income Protector if you annuitize under the annuity provisions of your contract.

You may never need to rely upon the Income Protector, if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.


FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM

The fee is 0.10% of the Income Benefit Base. We deduct the annual fee from your contract value. If you elect Income Protector at issue, we begin deducting the annual fee on your first contract anniversary. If you elect the feature at some later date, we begin deducting the annual fee on the contract anniversary following the date of election. Upon a Re-Set, the fee will be charged based upon your Re-Set Income Benefit Base.

It is important to note that once you elect Income Protector, you may not cancel your election. We will deduct the charge from your contract value on every contract anniversary up to and including your Income Benefit Date. Additionally, we deduct the full annual fee from your contract value upon surrender.


NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an annuity income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of Income Protector. To utilize Income Protector, you must take annuity income payments under one of the two annuity income options described above. If those annuity income options exceed your life expectancy, you may be prohibited from receiving your guaranteed income payments under the feature. If you own a Qualified contract


                                       52



to which this restriction applies and you elect Income Protector, you may pay for this feature and not be able to realize the benefit.

You should consult your tax advisor for information concerning your particular circumstances.

--------------------------------------------------------------------------------
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            MARKETLOCK AND MARKETLOCK FOR TWO EXTENSION PARAMETERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information below is important to you if you purchased a contract between AUGUST 31, 2005 AND MAY 1, 2009 and you elected the MARKETLOCK living benefit or if you purchased a contract between JULY 10, 2006 AND APRIL 30, 2008 and you elected MARKETLOCK FOR TWO living benefit. As described in the prospectus, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the MAV Evaluation Period. However, your MAV Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future.

As with all important financial decisions, we recommend that you discuss this with your financial representative.

For information on the MarketLock or MarketLock For Two living benefit you elected at the time of purchase, PLEASE SEE THE MARKETLOCK OR MARKETLOCK FOR TWO SECTION UNDER OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.

How do I elect the Extension?

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for contracts purchased between the dates noted above for the applicable features are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

What is the fee if I elect the Extension?

If you elect the MARKETLOCK Extension, the fee for the living benefit will be increased by 0.25% as follows:


    CURRENT        ANNUALIZED FEE
 ANNUALIZED FEE    AFTER EXTENSION
      0.65%            0.90%

If you elect the MARKETLOCK FOR TWO Extension, the fee for the living benefit will be increased by 0.25% as follows:


               CURRENT                            ANNUALIZED FEE
           ANNUALIZED FEE                        AFTER EXTENSION
 0.40% prior to your 1st withdrawal    0.65% prior to your 1st withdrawal
    0.80% after your 1st withdrawal      1.05% after your 1st withdrawal

As a reminder, you also have the option to cancel your MarketLock or MarketLock For Two living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your living benefit, you will no longer receive the guarantees of the MarketLock or MarketLock For Two benefit and you will no longer be charged the fee.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           MARKETLOCK FOR LIFE PLUS +6% AND +7% EXTENSION PARAMETERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information below is important to you if you purchased a contract between MARCH 12, 2007 AND MAY 1, 2009 and elected the MARKETLOCK FOR LIFE PLUS +6% OPTION living benefit or if you purchased a contract between FEBRUARY 4, 2008 AND MAY 3, 2009 and you elected THE MARKETLOCK FOR LIFE PLUS +7% OPTION living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary, you will have an opportunity to extend the Income Base Evaluation Period for an additional five year period (the "Extension"). In choosing the Extension, your fee and investment requirements will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your living benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements. However, your Income Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the Income Base Evaluation Period in the future.

As a reminder, you also have the option to cancel your living benefit on your tenth anniversary or any anniversary after the tenth. If you elect to cancel your living benefit, you will no longer receive the guarantees of the living benefit and you will no longer be charged the fee. You may not extend the Income Base Evaluation Period and you may not re-elect or reinstate the MarketLock For Life Plus +6% Option living benefit or the MarketLock For Life Plus +7% Option living benefit after cancellation.

As with all important financial decisions, we recommend that you discuss this with your financial representative. You should refer to both the prospectus and the contract endorsement you received at the time of your purchase. If you do not have a prospectus, you can call our Annuity Service Center at (800) 445-7862 and we will provide one to you. If you elect the Extension, we will send you a new contract endorsement.

For information on the MarketLock For Life Plus +6% Option living benefit or the MarketLock For Life +7% Option living benefit you elected at purchase, PLEASE SEE THE MARKETLOCK FOR LIFE PLUS +6% OPTION OR THE MARKETLOCK FOR LIFE +7% OPTION SECTION UNDER OPTIONAL LIVING BENEFITS.


                                       53



How do I elect the Extension?

To elect the Extension, you must complete the Election Form you will receive. If you elected the MarketLock For Life Plus +6% Option living benefit or the MarketLock For Life Plus +7% Option living benefit, the Income Base Evaluation Period may be extended for an additional 5 year period.

As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values. This component is used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.

What are the fee and investment requirements if I elect the Extension?

If you elect the MARKETLOCK FOR LIFE PLUS +6% EXTENSION, the fee for the feature will be increased by 0.25% as follows:


                     CURRENT ANNUALIZED     ANNUALIZED FEE AFTER
                             FEE                 EXTENSION
                      (calculated as a        (calculated as a
    NUMBER OF         percentage of the      percentage of the
 COVERED PERSONS        Income Base)            Income Base)
        One                0.65%                   0.90%
        Two                0.90%                   1.15%

If you elect the MARKETLOCK FOR LIFE PLUS +7% EXTENSION, the fee for the feature will be increased by 0.25% as follows:


                     CURRENT ANNUALIZED     ANNUALIZED FEE AFTER
                             FEE                 EXTENSION
                      (calculated as a        (calculated as a
    NUMBER OF         percentage of the      percentage of the
 COVERED PERSONS        Income Base)            Income Base)
        One                0.75%                   1.00%
        Two                1.00%                   1.25%

The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MarketLock For Life Plus +6% Option living benefit or your current MarketLock For Life Plus +7% Option living benefit.

If you elect the MARKETLOCK FOR LIFE PLUS +6% EXTENSION, you must allocate your assets in accordance with one of the following options:



 Option 1     AT LEAST 50% IN ONE OR MORE OF THE FOLLOWING:
              SA DFA Ultra Short Bond
              SA VCP Dynamic Allocation
              SA VCP Dynamic Strategy
              UP TO 50% IN ONE OR MORE OF THE FOLLOWING VARIABLE
              PORTFOLIOS:
              SA Allocation Balanced
              SA Allocation Moderate
              SA Allocation Moderate Growth
 Option 2     25% IN SA VCP DYNAMIC ALLOCATION
              25% IN SA VCP DYNAMIC STRATEGY
              50% IN ALLOCATION 1*, 2* OR 3*
              * Please see the allocations for the formerly available
              Strategic Allocation Program in APPENDIX F -
              STRATEGIC ALLOCATION PROGRAM FOR
              CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017
 Option 3     AT LEAST 50% IN ONE OR MORE OF THE FOLLOWING:
              SA DFA Ultra Short Bond Portfolio
              SA VCP Dynamic Allocation Portfolio
              SA VCP Dynamic Strategy Portfolio
              UP TO 50% IN ACCORDANCE WITH THE REQUIREMENTS
              OUTLINE IN THE TABLE BELOW:





   INVESTMENT        INVESTMENT           VARIABLE PORTFOLIOS
      GROUP         REQUIREMENT          AND/OR FIXED ACCOUNTS
 A. NON             Minimum 0%     PREMIER PORTFOLIOS
  RESTRICTED       Maximum 50%     Fidelity VIP Investment Grade
                                   Bond
                                   SEASONS STRATEGIES
                                   Balanced Growth Strategy
                                   Conservative Growth Strategy
                                   Growth Strategy
                                   Moderate Growth Strategy
                                   SELECT PORTFOLIOS
                                   SA DFA Ultra Short Bond
                                   Portfolio
                                   SA Multi-Managed Diversified
                                   Fixed Income Portfolio
                                   SA Wellington Real Return
                                   Portfolio
                                   MANAGED ALLOCATION PORTFOLIOS
                                   SA Allocation Balanced Portfolio
                                   SA Allocation Moderate Growth
                                   Portfolio
                                   SA Allocation Moderate
                                   Portfolio
                                   FIXED ACCOUNTS (IF AVAILABLE)
                                   1-Year Fixed


                                       54





  INVESTMENT      INVESTMENT          VARIABLE PORTFOLIOS
    GROUP        REQUIREMENT         AND/OR FIXED ACCOUNTS
 B. EQUITY       Minimum 0%     PREMIER PORTFOLIOS
  MAXIMUM       Maximum 7.5%    SA American Funds Growth
                                SA American Funds Global
                                Growth
                                SA American Funds
                                Growth-Income
                                Fidelity VIP Overseas
                                Fidelity VIP Contrafund
                                Fidelity VIP Mid Cap
                                Fidelity VIP Equity-Income
                                T. Rowe Price Blue Chip Growth
                                II
                                T. Rowe Price Equity Income II
                                SELECT PORTFOLIOS
                                SA Multi-Managed Large Cap
                                Growth Portfolio
                                SA Multi-Managed Large Cap
                                Value Portfolio
                                SA Multi-Managed Mid Cap
                                Growth Portfolio
                                SA Multi-Managed Mid Cap
                                Value Portfolio
                                SA Multi-Managed Small Cap
                                Portfolio
                                SA Multi-Managed International
                                Equity Portfolio
                                FOCUSED PORTFOLIOS
                                SA AB Growth Portfolio
                                SA Columbia Focused Value
                                Portfolio


If you elect the MARKETLOCK FOR LIFE PLUS +7% EXTENSION, you must allocate your assets in accordance with one of the following options:



 Option 1     AT LEAST 50% IN ONE OR MORE OF THE FOLLOWING:
              SA DFA Ultra Short Bond
              SA VCP Dynamic Allocation
              SA VCP Dynamic Strategy
              UP TO 50% IN ONE OR MORE OF THE FOLLOWING
              VARIABLE PORTFOLIOS:
              SA Allocation Balanced
              SA Allocation Moderate
              SA Allocation Moderate Growth
 Option 2     25% IN SA VCP DYNAMIC ALLOCATION
              25% IN SA VCP DYNAMIC STRATEGY
              50% IN ALLOCATION 1*, 2* OR 3*
              * Please see the allocations for the formerly available
              Strategic Allocation Program in APPENDIX F -
              STRATEGIC ALLOCATION PROGRAM FOR
              CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE SECOND
                             EXTENSION PARAMETERS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The information below is important to you if you purchased a contract between MAY 4, 2009 AND JANUARY 18, 2010 and you elected the MARKETLOCK INCOME PLUS or MARKETLOCK FOR LIFE PLUS living benefit or if you purchased a contract between MAY 4, 2009 AND JANUARY 20, 2012 and you elected the MARKETLOCK FOR LIFE living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period and the initial Income Credit Period (not applicable to MarketLock For Life) end after the fifth contract year. On or about your fifth contract anniversary, you had an opportunity to extend the Income Base Evaluation Period and the Income Credit Period, if applicable, (the "Extension") for an additional five years. If you elected the first Extension, you will have the opportunity to elect a second Extension on or about your tenth contract anniversary. In choosing the second Extension, only the Income Base Evaluation Period will extend for an additional five years, the Income Credit Period will no longer continue, and your fee will change as detailed below. No other parameters or terms of your current benefit, including investment requirements, will change as a result of the second Extension. If you elect the second Extension, we will send you a new contract endorsement.

If you do not wish to elect the second Extension, no further action is required by you. Your living benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements that applied upon the first Extension. However, your Income Base will no longer be adjusted for higher anniversary values or income credits (not applicable to MarketLock For Life). Please note that if you did not elect the first Extension when it was offered, you will not be permitted to extend the Income Base Evaluation Period at this time. If you are eligible for but do not elect this second Extension, you will not be eligible for any subsequent Extensions in the future.

As a reminder, you also have the option to cancel your living benefit on your tenth anniversaries, or any anniversary after the tenth. If you elect to cancel your living benefit, you will no longer receive the guarantees of the living benefit and you will no longer be charged the fee.

As with all important financial decisions, we recommend that you discuss this with your financial representative.

For information on the MarketLock Feature you elected at purchase, PLEASE SEE MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS, OR MARKETLOCK FOR LIFE SECTION UNDER OPTIONAL LIVING BENEFITS. PLEASE SEE APPENDIX B - MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE EXTENSION PARAMETERS for first extension parameters._



                                       55




How do I elect the second Extension?

If you are eligible for the second Extension because you previously elected the first Extension and wish to elect the second Extension, you must complete the Election Form you will receive. The terms of the second Extension are detailed below. The Income Base Evaluation Period may be extended for an additional 5 year period, however, the Income Credit Period will no longer continue.

As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.

What is the fee and the investment requirement if I elect the second Extension?

If you elect MARKETLOCK INCOME PLUS second Extension, the fee for the living benefit will be increased by 0.05% as follows:




                     CURRENT ANNUALIZED
                      FEE AFTER FIRST      ANNUALIZED FEE AFTER
                         EXTENSION           SECOND EXTENSION
                      (calculated as a       (calculated as a
    NUMBER OF          percentage of        percentage of the
 COVERED PERSONS      the Income Base)         Income Base)
        One                1.20%                  1.25%
        Two                1.45%                  1.50%



If you elect the second Extension for MARKETLOCK INCOME PLUS, the investment requirements will not change from those that currently apply to the first Extension. Your assets must remain allocated in accordance with one of the following:




 Option 1 At least 50% and up to 100% in one or more of the following:
              SA DFA Ultra Short Bond
              SA VCP Dynamic Allocation
              SA VCP Dynamic Strategy
              Up to 50% in one or more of the following Variable
              Portfolios:
              SA Allocation Balanced
              SA Allocation Moderate
              SA Allocation Moderate Growth
 Option 2     25% SA VCP Dynamic Allocation and
              25% SA VCP Dynamic Strategy and
              50% in one of the following:
              Allocation 1*
              Allocation 2*
              Allocation 3*
              * Please see the allocations for the formerly available
              Strategic Allocation Program in the STRATEGIC
              ALLOCATION PROGRAM FOR CONTRACTS ISSUED
              PRIOR TO FEBRUARY 6, 2017 APPENDIX.



If you elect MARKETLOCK FOR LIFE PLUS second Extension, the fee for the living benefit will be increased by 0.05% as follows:




                     CURRENT ANNUALIZED
                      FEE AFTER FIRST      ANNUALIZED FEE AFTER
                         EXTENSION           SECOND EXTENSION
                      (calculated as a       (calculated as a
    NUMBER OF          percentage of        percentage of the
 COVERED PERSONS      the Income Base)         Income Base)
        One                1.20%                  1.25%
        Two                1.45%                  1.50%



If you elect MARKETLOCK FOR LIFE second Extension, the fee for the living benefit will be increased by 0.05% as follows:




                     CURRENT ANNUALIZED
                      FEE AFTER FIRST      ANNUALIZED FEE AFTER
                         EXTENSION           SECOND EXTENSION
                      (calculated as a       (calculated as a
    NUMBER OF          percentage of        percentage of the
 COVERED PERSONS      the Income Base)         Income Base)
        One                0.95%                  1.00%
        Two                1.20%                  1.25%



If you elect the second Extension for MARKETLOCK FOR LIFE PLUS or MARKETLOCK FOR LIFE, the investment requirements will not change from those that currently apply to the first Extension. Your assets must remain allocated in accordance with one of the following options:




 Option 1 At least 50% and up to 100% in one or more of the following:
              SA DFA Ultra Short Bond
              SA VCP Dynamic Allocation
              SA VCP Dynamic Strategy
              Up to 50% in one or more of the following Variable
              Portfolios:
              SA Allocation Balanced
              SA Allocation Moderate
              SA Allocation Moderate Growth
 Option 2     25% SA VCP Dynamic Allocation and
              25% SA VCP Dynamic Strategy and
              50% in one of the following:
              Allocation 1*
              Allocation 2*
              Allocation 3*
              * Please see the allocations for the formerly available
              Strategic Allocation Program in the STRATEGIC
              ALLOCATION PROGRAM FOR CONTRACTS ISSUED
              PRIOR TO FEBRUARY 6, 2017 APPENDIX.
 Option 3 At least 50% and up to 100% in one or more of the following:
              SA DFA Ultra Short Bond
              SA VCP Dynamic Allocation
              SA VCP Dynamic Strategy
              Up to 50% in accordance with the requirements outline in the table below:




                                       56





   INVESTMENT        INVESTMENT          VARIABLE PORTFOLIOS
      GROUP         REQUIREMENT         AND/OR FIXED ACCOUNTS
 A. NON             Minimum 0%     PREMIER PORTFOLIOS
  RESTRICTED        Maximum 50%    Fidelity VIP Investment Grade
                                   Bond
                                   SEASONS STRATEGIES
                                   Balanced Growth Strategy
                                   Conservative Growth Strategy
                                   Growth Strategy
                                   Moderate Growth Strategy
                                   SELECT PORTFOLIOS
                                   SA DFA Ultra Short Bond
                                   SA Multi-Managed Diversified
                                   Fixed Income
                                   SA Wellington Real Return
                                   MANAGED ALLOCATION PORTFOLIOS
                                   SA Allocation Balanced
                                   SA Allocation Moderate
                                   SA Allocation Moderate Growth
                                   FIXED ACCOUNTS
                                   1-Year Fixed (if available)
 B. EQUITY          Minimum 0%     PREMIER PORTFOLIOS
  MAXIMUM          Maximum 7.5%    SA American Funds Global
                                   Growth
                                   SA American Funds Growth
                                   SA American Funds
                                   Growth-Income
                                   Fidelity VIP Contrafund(R)
                                   Fidelity VIP Equity-Income
                                   Fidelity VIP Mid Cap
                                   Fidelity VIP Overseas
                                   T. Rowe Price Blue Chip Growth
                                   II
                                   T. Rowe Price Equity Income II
                                   SELECT PORTFOLIOS
                                   SA Multi-Managed International
                                   Equity
                                   SA Multi-Managed Large Cap
                                   Growth
                                   SA Multi-Managed Large Cap
                                   Value
                                   SA Multi-Managed Mid Cap
                                   Growth
                                   SA Multi-Managed Mid Cap
                                   Value
                                   SA Multi-Managed Small Cap
                                   FOCUSED PORTFOLIOS
                                   SA AB Growth
                                   SA Columbia Focused Value


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You must elect one of the death benefit options at the time you purchase your contract. Some options are available for an additional fee, as described later in this section. Once elected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

Certain death benefit options are either no longer offered or have changed since first being offered. IF YOUR CONTRACT WAS ISSUED PRIOR TO MAY 1, 2009, PLEASE SEE APPENDIX C FOR DETAILS REGARDING THOSE DEATH BENEFIT OPTIONS.

We do not pay a death benefit if:

     o     your contract value is reduced to zero; or

     o you die after you begin the Income Phase. Your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS.

We pay a death benefit to your Beneficiary(ies) if you die during the Accumulation Phase. The death benefit will become payable upon death of the following individual.



           OWNER               PAYABLE UPON DEATH OF
                              Owner (or first to die,
       Natural persons           if jointly owned)
     Non-natural person
        (e.g. Trust)                 Annuitant


BENEFICIARY DESIGNATION

You must notify us in writing of the Beneficiary(ies) who will receive any death benefit payments under your contract. You may change the Beneficiary at any time, unless otherwise specified below.

     o If your contract is jointly owned, the surviving joint Owner must be the sole primary Beneficiary. Any other individual you designate as Beneficiary will be the contingent Beneficiary.

     o If the Owner is a non-natural person then joint Annuitants, if any, shall be each other's sole primary Beneficiary, except when the Owner is a charitable remainder trust.

     o If the Owner is a trust, whether as an agent for a natural person or otherwise, you should consult with your tax and/or legal adviser to determine whether this contract is an appropriate trust investment.

When you designate your Beneficiary, you may impose restrictions on payments to the Beneficiary by directing the timing and manner of the death benefit payments. You may wish to consult with your tax and/or legal adviser.


DEATH BENEFIT PROCESSING

We process death benefit requests when we receive all required documentation, including satisfactory proof of death, in Good Order, at the Annuity Service Center.

     SATISFACTORY PROOF OF DEATH INCLUDES, but may not be limited to:

     (1)    A certified copy of the death certificate; or

     (2) A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     (3) A written statement by a medical doctor who attended the deceased at the time of death.


                                       57



When Death Benefits are Calculated


     o All death benefit calculations are made as of the day required documentation is received in Good Order at the Annuity Service Center before Market Close. If the death benefit request is received after Market Close, the death benefit calculation will be made as of the next NYSE business day.


If we are unable to process a death claim at the time we receive notification of the death and/or required documentation is not in Good Order, the Beneficiary may transfer the entire contract value to a money market or similar portfolio by contacting the Annuity Service Center. If there are multiple Beneficiaries, they must all agree to the transfer.


If we receive notification of your death before any previously requested transaction is completed (including systematic transfer and withdrawal programs), we will cancel the previously requested transaction.

For contracts in which the aggregate of all Purchase Payments in contracts issued by the Company or its affiliate, The United States Life Insurance Company in the City of New York, to the same Owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

Effective January 15, 2016, if you have elected a living benefit feature, we will not accept subsequent Purchase Payments on or after the 5th contract anniversary from your contract issue date.


DEATH BENEFIT SETTLEMENT OPTIONS

Your Beneficiary must elect one of the following settlement options within 60 days of providing required documentation, including satisfactory proof of death, in Good Order.

     o     Lump sum payment; or

     o     Annuity Income Option; or

     o Continue the contract as the spousal Beneficiary, or under a Beneficiary continuation option; or

     o     Payment option that is mutually agreeable between you and us

After 60 days, if no election is made by the Beneficiary, we may pay a lump sum death benefit by check to the Beneficiary's address of record, unless otherwise required by state law.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's life expectancy or a shorter period. Payments associated with such election must begin within one year of death. PLEASE SEE ANNUITY INCOME OPTIONS.

BENEFICIARY CONTINUATION PROGRAMS

PLEASE CONSULT A TAX ADVISER REGARDING TAX IMPLICATIONS ABOUT YOUR PARTICULAR CIRCUMSTANCES IF YOU ARE CONSIDERING A BENEFICIARY CONTINUATION OPTION.


EXTENDED LEGACY PROGRAM

The Beneficiary to an existing contract issued by the Company may elect the Extended Legacy Program, if available. The Extended Legacy Program may not be elected in conjunction with any other settlement option.

Under the Extended Legacy Program, the beneficiary may take the death benefit amount in the form of withdrawals over a longer period of time, with the flexibility to withdraw more than the IRS required minimum distribution.

Upon election of the Extended Legacy Program:

     o The contract continues in original Owner's name for the benefit of the Beneficiary who elected the Extended Legacy Program.

     o Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the Owner's death.

     o Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs.

     o The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges.

     o The Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.

If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required documentation in Good Order, we will increase the contract value by the amount which the death benefit exceed contract value.

We will process an Extended Legacy election as of the date we receive the following in Good Order at the Annuity Service Center:

     o     Death Claim form electing Extended Legacy Program; AND

     o     Satisfactory proof of death of the original Owner.

Upon the Beneficiary's request to our Annuity Service Center, we will provide a prospectus and Extended Legacy Guide, with important information including expenses, investment options and administrative features. The prospectus that the Beneficiary will receive may be for a different product than the original Owner purchased.

The Extended Legacy Guide includes important information regarding the program offered to Beneficiaries on or after September 20, 2010.


                                       58



Restrictions on Extended Legacy Program

     o The Extended Legacy Program cannot be elected with rollover contracts from other companies.

     o     No Purchase Payments are permitted.

     o Living benefits and death benefits that may have been elected by the original Owner are not available and any charges associated with these features will no longer be deducted.

     o In the event of the Beneficiary's death, any remaining contract value will be paid to the person(s) named by the Beneficiary.

     o The contract may not be assigned and ownership may not be changed or jointly owned.

     o Any Fixed Accounts that may have been available to the original Owner will no longer be available for investment.

Expenses

We will charge the Beneficiary an annual Separate Account Charge of 1.15%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios.

Beneficiaries that elected the Extended Legacy Program prior to September 20, 2010 will continue to be charged the same Separate Account Charge as described above under SEPARATE ACCOUNT CHARGES.

Investment Options

     o     The Beneficiary may transfer funds among the available Variable
           Portfolios;

     o     Variable Portfolios may differ from those available to the original
           Owner;

     o Variable Portfolios may be of a different share class subject to higher 12b-1 fees; and

     o Beneficiaries that elected the Extended Legacy Program prior to September 20, 2010 will continue to be offered the same Variable Portfolios as the original Owner.


5-YEAR SETTLEMENT OPTION

The Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the death benefit proceeds must be distributed by December 31st of the year containing the fifth anniversary of death. For IRAs, the 5-year settlement option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).


DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals. Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.

The term "Withdrawal Adjustment" is used, if you have elected a living benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when you take a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to your 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to your 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the Excess Withdrawal reduced the resulting contract value. If a withdrawal is taken on or after your 81st birthday , the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.

The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday. We will not accept subsequent Purchase Payments on or after the fifth contract anniversary if you have elected a Living Benefit feature.

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether you have also elected one of the Living Benefits described above.


STANDARD DEATH BENEFIT


THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.


THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITHOUT ELECTION OF A LIVING
BENEFIT:

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

     1.   Contract value; or

     2.   Net Purchase Payments.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:

     1.   Contract value; or

     2.   The lesser of:

          a.  Net Purchase Payments; or

          b.  125% of Contract value.

                                       59



THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITH ELECTION OF A LIVING
BENEFIT:

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

     1.   Contract value; or

     2.   Purchase Payment reduced by:

          a. any Withdrawal Adjustments, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:

     1.   Contract value; or

     2.   The lesser of:

          a.  Net Purchase Payments; or

          b.  125% of Contract value.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

     1.   Contract value; or

     2.   Net Purchase Payments.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:

     1.   Contract value; or

     2.   The lesser of:

          a.  Net Purchase Payments; or

          b.  125% of Contract value.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED BETWEEN OCTOBER 16, 2000 AND AUGUST 1, 2004.

The standard death benefit on your contract, if you are age 74 or younger at the time of death, is the greater of:

     1.   Contract value.

     2. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the date of death, plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or

If you are age 75 or older at the time of death, the death benefit is the greater of:

     1.   Contract value.

     2. Net Purchase Payments compounded at a 3% annual growth rate from date of issue until the your 75th birthday, plus any Purchase Payments recorded after the 75th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or


OPTIONAL COMBINATION HV & ROLL-UP DEATH BENEFIT
THE FOLLOWING IS A DESCRIPTION OF THE COMBINATION HV & ROLL-UP DEATH BENEFIT FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.

IF YOU ELECT THE COMBINATION HV & ROLL-UP DEATH BENEFIT, YOU MAY NOT ELECT THE MAXIMUM ANNIVERSARY VALUE AND ESTATEPLUS DEATH BENEFITS AND/OR A LIVING BENEFIT OR ANY AVAILABLE FIXED ACCOUNT(S). For an additional fee, you may elect the optional Combination HV & Roll-Up death benefit which can provide greater protection for your Beneficiaries. You may only elect this death benefit at the time you purchase your contract and once elected, the Owner cannot change the election thereafter at any time. The fee for the optional Combination HV & Roll-Up death benefit is 0.65% of the average daily net asset value allocated to the Variable Portfolios. You may pay for this optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Combination HV & Roll-Up death benefit can only be elected prior to your 76th birthday at contract issue.

Please note that this feature may not be available through the broker-dealer with which your financial representative is affiliated.

The death benefit is the greatest of:

     1.   Contract value; or

     2. The Maximum anniversary value on any contract anniversary prior to the earlier of your 85th birthday or date of death, adjusted for any Net Purchase Payments since that anniversary. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

     3. Net Purchase Payments received prior to your 80th birthday accumulated at 5% through the earliest of:

            (a)        15 years after the contract date; or

            (b)        The day before your 80th birthday; or

            (c)        The date of death,

            adjusted for Net Purchase Payments received after the timeframes outlined in (a)-(c). Net Purchase Payments received after the timeframes outlined in (a)-(c) will not accrue at 5%.


OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT
THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.

For an additional fee, you may elect the optional Maximum Anniversary Value death benefit described below which can provide greater protection for your beneficiaries. You may only elect the optional Maximum Anniversary Value death benefit at the time you purchase your contract and you


                                       60



cannot change your election thereafter at any time. The fee for the optional Maximum Anniversary Value death benefit is 0.15% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Maximum Anniversary Value death benefit can only be elected prior to your 83rd birthday.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1.   Contract value; or

     2.   Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1.   Contract value; or

     2.   Purchase Payments reduced by:

          a. any Withdrawal Adjustments, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death and reduced by:

          a. any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated; or

          b. any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          The anniversary value for any year is equal to the contract value on the applicable anniversary.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

The death benefit is the greatest of:

     1.   Contract value; or

     2.   Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The Anniversary value equals the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary

The Maximum Anniversary Value option can only be elected prior to your 83rd birthday.

THE FOLLOWING IS APPLICABLE TO THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2007.

Under the Maximum Anniversary Value option, if you die on or after your 90th birthday, the death benefit is equal to your contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of death.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.

The death benefit is the greatest of:

     1.   Contract value; or

     2.   Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death and you had selected the Maximum Anniversary Value death benefit option, the death benefit will be equal to your contract value. Therefore, your Beneficiary will not receive any benefit from the Maximum Anniversary Value death benefit option.


OPTIONAL PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT
THE FOLLOWING IS A DESCRIPTION OF THE PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:

     1.   Contract value; or

     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the 75th birthday; or


                                       61



     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the seventh contract anniversary.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

THE FOLLOWING IS A DESCRIPTION OF THE 5% ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.

The death benefit is the greater of:

     1.   Contract value; or

     2. Net Purchase Payments compounded to the earlier of the 80th birthday or the date of death, at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments made over the life of your contract.

If you die after the Latest Annuity Date and you selected the 5% Accumulation option, any death benefit payable under the contract will be the Standard Death Benefit as described above. Therefore, your Beneficiary will not receive any benefit from the 5% Accumulation death benefit option.


OPTIONAL ESTATEPLUS BENEFIT

EstatePlus ("Earnings Advantage" for contracts issued prior to August 2, 2004), an optional earnings enhancement death benefit, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you were age 81 or older at the time we issued your contract. EstatePlus is not available if you elected the Combination HV & Roll-Up death benefit.

If you purchased your contract prior to August 2, 2004, you were not charged a fee for the Earnings Advantage benefit. It was included in the Seasons Estate Advantage which offered you a choice between the Maximum Anniversary Value or 5% Accumulation death benefit options for a fee of 0.25% of the average daily ending net asset value allocated to the Variable Portfolios.

In order to elect EstatePlus, you must have also elected the optional Maximum Anniversary Value death benefit described above.

You must elect EstatePlus at the time we issued your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage" or "Earnings Advantage Percentage" for contracts issued prior to August 2,
2004), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit" or "Maximum Earnings Advantage Percentage" for contracts issued prior to August 2,
2004), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:


 CONTRACT YEAR        ESTATEPLUS              MAXIMUM
    OF DEATH          PERCENTAGE         ESTATEPLUS BENEFIT
 Years 0 - 4      25% of Earnings     40% of Net Purchase
                                      Payments* (25% for
                                      contracts issued prior
                                      to 8/2/04)
 Years 5 - 9      40% of Earnings     65% of Net Purchase
                                      Payments* (40% for
                                      contracts issued prior
                                      to 8/2/04)
 Years 10+        50% of Earnings     75% of Net Purchase
                                      Payments* (50% for
                                      contracts issued prior
                                      to 8/2/04)


The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:



 CONTRACT YEAR        ESTATEPLUS             MAXIMUM
    OF DEATH          PERCENTAGE       ESTATEPLUS BENEFIT
 All Contract     25% of Earnings     40% of Net Purchase
 Years                                Payments*

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.


What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated.

A Continuing Spouse may continue EstatePlus if they are age 80 or younger on the Continuation Date or terminate


                                       62



the benefit. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. PLEASE SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. A spousal continuation can only take place once, upon the death of the original Owner of the contract.

Upon election of Spousal Continuation:

     o Generally, the contract, its benefits and elected features, if any, remain the same.

     o Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. PLEASE SEE EXPENSES.

     o Continuing Spouse may not terminate the Optional Maximum Anniversary Value or Purchase Payment Accumulation death benefit if elected at contract issue.

     o If the Continuing Spouse terminates any optional Combination HV & Roll-Up death benefit on the Continuation Date (described below), no optional Combination HV & Roll-Up death benefit will be payable to the Continuing Spouse's Beneficiary.

     o Continuing Spouse will be subject to the investment risk of Variable Portfolios, as was the original Owner.

Non-spousal joint Owners (including Domestic Partners) are not eligible for spousal continuation, under current tax law.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value as of the Good Order date ("Continuation Contribution"), if any. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death.

We will process a spousal continuation as of the date we receive the following at the Annuity Service Center:

     o     Death Claim form; AND

     o     Satisfactory proof of death of the original Owner.

We will add any Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center.

The age of the Continuing Spouse on the Continuation Date will be used to determine any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THESE BENEFITS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We may deduct the following fees and expenses if applicable from your contract, as described later in this section.

     o     Separate Account Charges

     o     Withdrawal Charges

     o     Underlying Fund Expenses

     o     Contract Maintenance Fee

     o     Transfer Fee

     o     Optional Living Benefit Fee

     o     Optional Death Benefit Fee


Fees and expenses associated with your contract reduce your investment return. Before purchasing this contract, you should consider the effect of fees and expenses on your investment. You should fully discuss this decision with your financial representative. We will not increase certain contract fees, such as the Separate Account Charge or withdrawal charges for the life of your contract. Underlying Fund investment management fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE APPENDIX D -- STATE CONTRACT AVAILABILITY AND/OR VARIABILITY FOR STATE-SPECIFIC EXPENSES.


We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment advisor and/or subadvisors (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.


SEPARATE ACCOUNT CHARGES........ 1.40%

(annualized charge as a percentage of the average daily ending net asset value allocated to Variable Portfolios)

The Separate Account charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death


                                       63



benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract. There may not necessarily be a relationship between the administrative charge imposed under the contract and the amount of expenses that may be attributable to the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% of the average daily ending net asset value allocated to the Variable Portfolios. PLEASE SEE EXTENDED LEGACY PROGRAM UNDER DEATH BENEFITS.


WITHDRAWAL CHARGES


The contract provides a penalty-free withdrawal amount every contract year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the penalty-free withdrawal amount and/or if you fully surrender your contract. Withdrawal Charges reimburse us for the cost of contract sales, expenses associated with issuing your contract and other acquisition expenses.


We apply a withdrawal charge schedule against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 9 complete years if you elected to participate in the Seasons Rewards program, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedules are as follows:


WITHDRAWAL CHARGE WITHOUT THE ELECTION OF THE SEASONS REWARDS PROGRAM:


YEARS SINCE PURCHASE PAYMENT RECEIPT     1    2    3    4    5    6    7   8+
 WITHDRAWAL CHARGE                     7%   6%   6%   5%   4%   3%   2%   0%

WITHDRAWAL CHARGE WITH ELECTION OF THE SEASONS REWARDS PROGRAM:


YEARS SINCE PURCHASE
PAYMENT RECEIPT         1    2    3    4    5    6    7    8    9   10+
 WITHDRAWAL CHARGE    9%   8%   7%   6%   6%   5%   4%   3%   2%    0%

These higher potential withdrawal charges for the Seasons Rewards program may compensate us for the expenses associated with the program.

The Seasons Rewards program is designed for long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, other than the withdrawal charge, no other fees or charges are higher if you elect Seasons Rewards than the contract without an election of this program.

If you participate in the Seasons Rewards program, you will not receive any deferred Payment Enhancement if you fully withdraw a Purchase Payment or if you surrender your contract prior to the corresponding Deferred Payment Enhancement Date.

Although we do not assess a withdrawal charge when you take a 10% free withdrawal of the total invested amount we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement.

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest, which means the Purchase Payments that have the lowest Withdrawal Charge percentages. However, for tax purposes, per IRS requirements, your withdrawals are considered as coming first from taxable earnings, then from Purchase Payments, which are not taxable if your contract is Non-Qualified. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.


UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES
Investment management fees are set by the Underlying Funds' own board of directors, and may vary. These fees are not fixed or specified in your annuity contract.

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each purchased Variable Portfolio share reflects the investment management fees and other expenses of the corresponding Underlying Funds. If you invest in a Master Fund, as identified under INVESTMENT OPTIONS above, the Accumulation Unit value will also reflect the investment management fee and other expenses of the corresponding Master Fund.


12b-1 FEES

Underlying Fund shares are subject to a fee of 0.25% imposed under a servicing plan adopted by Seasons Series Trust, SunAmerica Series Trust, Fidelity(R) Variable Insurance Products and T. Rowe Price Equity Series, Inc. pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Managed Allocation Portfolios do not directly impose a 12b-1 fee, but do invest in certain Underlying Funds, and thus, indirectly bear the expenses of those Underlying Funds including the 12b-1 fees.

The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to


                                       64



contract Owners who are indirect beneficial Owners of these shares and for maintaining contract Owner accounts.

There are deductions from and expenses paid out of the assets of each Underlying Fund. DETAILED INFORMATION ABOUT THESE DEDUCTIONS AND EXPENSES CAN BE FOUND IN THE PROSPECTUSES FOR THE UNDERLYING FUNDS.


CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.


PLEASE SEE APPENDIX D -- STATE CONTRACT AVAILABILITY AND/OR VARIABILITY FOR THE STATE-SPECIFIC CONTRACT MAINTENANCE FEE.



TRANSFER FEE


After 15 Transfers..... $25

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. The transfer fee compensates us for the cost of processing your transfer.


OPTIONAL LIVING BENEFITS FEES

Please see FEE TABLE above for a description of the optional living benefit fees offered over time in this contract.


OPTIONAL COMBINATION HV & ROLL-UP DEATH BENEFIT FEE
The annualized fee for the optional Combination HV & Roll-Up death benefit is 0.65% of the average daily net asset value allocated to the Variable Portfolio(s).


OPTIONAL ENHANCED DEATH BENEFIT FEE

The annualized fee for the optional death benefit is 0.15% of the average daily ending net asset value allocated to the Variable Portfolio(s). This enhanced death benefit fee applies to the Maximum Anniversary Value death benefit option or Purchase Payment Accumulation death benefit option issued to contracts on or after August 2, 2004.

If you purchased your contract prior to August 2, 2004, the enhanced death benefit option on your contracts was called Seasons Estate Advantage. Seasons Estate Advantage offered the choice between the Maximum Anniversary Value of 5% Accumulation death benefit options along with the Earnings Advantage death benefit for a fee of 0.25% of the average daily ending net asset value allocated to the Variable Portfolios.

OPTIONAL ESTATEPLUS FEE

The annualized fee for the optional EstatePlus benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s). There is no fee applicable for this benefit ("Earnings Advantage") for contracts issued prior to August 2, 2004.


PREMIUM TAX


Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.



INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.


REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.


The Company may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company's and its affiliates' variable contracts, and the agents' and registered representatives' immediate family members; (3) trustees of mutual funds offered in the Company's and its affiliates' variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be 6.00% (4.00% if you elected Seasons Rewards) of the initial Purchase Payment.


Certain broker-dealers may limit crediting this additional amount to employees only.



                                       65

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           PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT
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PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of affiliated and unaffiliated broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and AIG Capital Services, Inc., the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 7.75% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually for the life of the contract.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.


We provide a list of firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2018 in the Statement of Additional Information which is available upon request.


NON-CASH COMPENSATION. Some registered representatives and their supervisors may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. YOU SHOULD DISCUSS WITH YOUR SELLING FIRM AND/OR REGISTERED REPRESENTATIVE HOW THEY ARE COMPENSATED FOR SALES OF A CONTRACT AND/OR ANY RESULTING REAL OR PERCEIVED CONFLICTS OF INTEREST. YOU MAY WISH TO TAKE SUCH REVENUE SHARING ARRANGEMENTS INTO ACCOUNT WHEN CONSIDERING OR EVALUATING ANY RECOMMENDATION RELATING TO THIS CONTRACT.


PAYMENTS WE RECEIVE

We and our affiliates may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisors, subadvisors and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that pay us higher amounts. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We and our affiliates generally receive three kinds of payments described below.


                                       66



RULE 12B-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% of the average daily net assets in certain Underlying Funds, including the Feeder Funds that are attributable to the contract and to certain other variable insurance products that we and our affiliates issue. Rule 12b-1 fees and service fees paid out of Underlying Fund assets will reduce the amount of assets that otherwise would be available for investment, and reduce the Underlying Fund's investment return. The dollar-amount of asset-based payments we receive from the Underlying Funds is not set and will fluctuate over time depending on the Underlying Funds' net asset value and the amount of assets invested.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.70% annually based on assets under management from certain Trusts' investment advisors, subadvisors and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the profits the investment advisor realizes on the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. The payments we receive are generally based on assets under management from certain Trusts' investment advisors or their affiliates and vary by Trust. Some investment advisors, subadvisors and/or distributors (or affiliates thereof) pay us more than others. The amount may be significant. Such amounts received from SAAMCo, a wholly-owned subsidiary of AGL, are not expected to exceed 0.70% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisors, subadvisors and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisors, subadvisors and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the advisor's, subadvisor's or distributor's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisors, subadvisors and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

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                             ANNUITY INCOME OPTIONS
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THE INCOME PHASE


WHAT IS THE INCOME PHASE?
During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as "annuitizing" your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.

BEGINNING THE INCOME PHASE IS AN IMPORTANT EVENT. YOU HAVE DIFFERENT OPTIONS AVAILABLE TO YOU. YOU SHOULD DISCUSS YOUR OPTIONS WITH YOUR FINANCIAL REPRESENTATIVE AND/OR TAX ADVISER SO THAT TOGETHER YOU MAY MAKE THE BEST DECISION FOR YOUR PARTICULAR CIRCUMSTANCES.

WHEN DOES THE INCOME PHASE BEGIN?

Generally, you can annuitize your contract any time after your second contract anniversary ("Annuity Date") and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.

If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date. Your Latest Annuity Date is defined as the later of the first NYSE business day of the month following your 95th birthday or 10 years after your contract issue date, whichever is later. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner's date of birth.

HOW DO I ELECT TO BEGIN THE INCOME PHASE?

You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.

WHAT IS THE IMPACT ON THE LIVING AND DEATH BENEFITS IF I ANNUITIZE?


If you annuitize, you may choose to take annuity income payments or withdrawals under your Living Benefit. Prior to annuitizing, you should seek advice on whether taking annuity income payments under the contract or guaranteed withdrawals under a Living Benefit are more advantageous to you. Upon annuitizing the contract, the death benefit will terminate. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under the Living Benefit, you will receive your Protected Income Payment under the Living Benefit. PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE.



ANNUITY INCOME OPTIONS

You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.


                                       67



We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.

If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.


If you elect a lifetime based annuity income option without a guaranteed period, your annuity income payments depend on longevity only. That means that you may potentially not live long enough to receive an annuity income payment. If you die before the first annuity income payment, no annuity income payments will be made.



ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.


ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.


ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.


ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.


ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. Upon your request, the contract may be commuted if a period certain annuitization income option has been elected. The amount available upon such redemption would be the discounted present value of any remaining guaranteed annuity income payments that would reflect the fluctuating trading costs for liquidating the securities in place to pay for these contractual obligations. The detrimental impact depends on the nature of the securities (and which may include short-term, medium term, and/or long-term investments) resulting in varying losses to the Company.

The value of an Annuity Unit, regardless of the option chosen, takes into account Separate Account Charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.


FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed and may fluctuate as described under ANNUITY INCOME PAYMENTS below.


ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis as elected by you. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     o for life income options, your age when annuity income payments begin; and

     o the contract value attributable to the Variable Portfolios on the Annuity Date; and

     o the 3.5% assumed investment rate used in the annuity table for the contract; and

     o the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.


                                       68



If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of fixed annuity income payments, if elected, will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.


DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                     TAXES
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The Federal income tax treatment of annuity contracts or retirement plans/programs is complex and sometimes uncertain. The discussion below is intended for general informational purposes only and does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), state or local tax consequences, estate or gift tax consequences, or the impact of foreign tax laws, associated with your contract.

Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have a retroactive effect as well. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("IRC"), Treasury Regulations and applicable Internal Revenue Service ("IRS") guidance to your individual situation.

REFER TO THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DETAILS.


ANNUITY CONTRACTS IN GENERAL

The IRC provides for special rules regarding the tax treatment of annuity contracts.

     o Generally, taxes on the earnings in your annuity contract are deferred until you take the money out.

     o Qualified contracts that satisfy specific IRC requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account.

     o Different rules and tax treatment apply depending on how you take the money out and whether your contract is QUALIFIED or NON-QUALIFIED.

Non-Qualified Contract

If you do not purchase your contract under an employer-sponsored retirement plan/arrangement, or an Individual Retirement Account or Individual Retirement Annuity ("IRA"), including a Roth IRA, your contract is referred to as a Non-Qualified contract.

Qualified Contract

If you purchase your contract under an employer-sponsored retirement plan/arrangement or an Individual Retirement Account or Individual Retirement Annuity ("IRA"), including Roth IRA, your contract is referred to as a Qualified contract.

Employer-sponsored plans/arrangements include:

     o     Tax-Sheltered Annuities (also referred to as 403(b) annuities)

     o Plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans)

     o Pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans

If you are purchasing the contract as an investment vehicle for a trust under a Qualified contract, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself.

In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or IRA), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. YOU AND YOUR FINANCIAL REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS, LIFETIME ANNUITY INCOME OPTIONS, AND PROTECTION THROUGH LIVING BENEFITS, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED CONTRACT ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.


TAX TREATMENT OF PURCHASE PAYMENTS

Non-Qualified Contract
In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the Purchase Payments you contributed in your Non-Qualified contract.

Qualified Contract

Typically, for employer sponsored plans/arrangements and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments contributed to your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.


                                       69



Qualified Contract--Tax-Sheltered Annuity (403(b))

On July 26, 2007, the Treasury Department published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance and/or the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new Purchase Payments (including contributions, transfers and exchanges) into new or existing 403(b) annuities. YOU MAY WISH TO DISCUSS THE REGULATIONS AND/OR THE GENERAL INFORMATION ABOVE WITH YOUR TAX ADVISER.


TAX TREATMENT OF DISTRIBUTIONS

DISTRIBUTIONS FROM NON-QUALIFIED CONTRACTS
Federal tax rules generally require that all Non-Qualified contracts issued by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.

The taxable portion of any withdrawals, whether annuity income payment or other withdrawal, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     o     after attaining age 59 1/2;

     o     when paid to your Beneficiary after you die;

     o     after you become disabled (as defined in the IRC);

     o when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     o     under an immediate annuity contract;

     o when attributable to Purchase Payments made prior to August 14, 1982.

Partial or Total Withdrawals

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract.

Annuitization

If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. The portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed.

Annuity to Annuity Transfer

A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information, on a form satisfying us, to confirm that the transfer qualifies as an exchange under IRC
Section 1035 (a "1035 exchange").

Additional Tax on Net Investment Income

Information in this section generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the Modified Adjusted Gross Income ("MAGI") threshold.

Under Federal Tax law, there is a tax on net investment income, at the rate of 3.8% of applicable thresholds for MAGI ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this 3.8% tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an Owner that is not a natural person (SEE CONTRACTS OWNED BY A TRUST OR CORPORATION BELOW).


DISTRIBUTIONS FROM QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer's plan or contributed to a Roth IRA or non-deductible traditional IRA.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer-sponsored plan/arrangement.

The taxable portion of any withdrawal or annuity income payment from a Qualified contract (except for Tax-Sheltered Annuities) will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     o     after attainment of age 59 1/2;

     o     when paid to your Beneficiary after you die;

     o     after you become disabled (as defined in the IRC);

     o as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     o dividends paid with respect to stock of a corporation described in IRC Section 404(k);


                                       70



     o for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     o for payment of health insurance if you are unemployed and meet certain requirements;

     o distributions from IRAs for qualifying higher education expenses or first home purchases, with certain limitations;

     o payments to certain individuals called up for active duty after September 11, 2001;

     o payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free;

     o amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental CODE SECTION 457(B) PLAN represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty;

Non-IRA contracts:

     o payments to employees after separation from service after attainment of age 55 (does not apply to IRAs); and

     o transfers to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs).

Annuitization

Unlike a Non-Qualified contract, if you annuitize your Qualified annuity contract the entire annuity income payment will be considered income, for tax purposes.

Direct and Indirect Rollovers

Under certain circumstances, you may be able to transfer amounts distributed from your employer sponsored plan/arrangement to another eligible plan or IRA. Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:

    (a)        a required minimum distribution,

    (b)        a hardship withdrawal, or

    (c) a series of substantially equal payments (at least annually) made over your life expectancy or the joint life expectancies of you and your designated Beneficiary or a distribution made for a specified period of 10 years or more.

The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual's IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers. You should always consult your tax adviser before you move or attempt to move any funds.

The IRC limits the withdrawal of an employee's elective deferral Purchase Payments from a Tax-Sheltered Annuity (TSA) contract under IRC 403(b). Generally, withdrawals can only be made when an Owner:

     o     reaches age 59 1/2;

     o     severs employment with the employer;

     o     dies;

     o     becomes disabled (as defined in the IRC); or

     o     experiences a financial hardship (as defined in the IRC).*
*     In the case of hardship, the Owner can only withdraw Purchase Payments.

Additional plan limitations may also apply. Amounts held in a TSA contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.

Annuity to Annuity Transfer (Tax-Sheltered Annuities)

Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to the above IRC withdrawal limitations. If amounts are transferred to a contract with less restrictive IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the IRC, treasury regulations, IRS pronouncements, and other applicable legal authorities.


REQUIRED MINIMUM DISTRIBUTIONS

Information in this section generally does not apply to Non-Qualified contracts.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.


COMMENCEMENT DATE

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you sever employment from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. If you choose to delay your first distribution until the year after the year in which you reach 70 1/2 or sever employment, as applicable, then you will be required to withdraw your second required minimum distribution on or


                                       71



before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.


COMBINING DISTRIBUTIONS FROM MULTIPLE CONTRACTS

If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.


AUTOMATIC WITHDRAWAL OPTION

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution.


IMPACT OF OPTIONAL BENEFITS

IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial present value of other benefits under the contract, such as enhanced death benefits and/or living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser.


TAX TREATMENT OF DEATH BENEFITS

The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.

Enhanced death benefits are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the Owner is under 59 1/2, unless another exception applies. You should consult your tax adviser for more information.

If you own a Qualified contract and purchase an enhanced death benefit, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the Owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.


TAX TREATMENT OF OPTIONAL LIVING BENEFITS

Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional living benefit.


CONTRACTS OWNED BY A TRUST OR CORPORATION
A Trust or Corporation or other Owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser.

Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the Owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A MORE DETAILED DISCUSSION OF THE POTENTIAL ADVERSE TAX CONSEQUENCES ASSOCIATED WITH NON-NATURAL OWNERSHIP OF A NON-QUALIFIED ANNUITY CONTRACT.


WITHHOLDING

Taxable amounts distributed from annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution and, in certain cases, the amount of your distribution. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence.

Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens


                                       72



at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. You should consult your tax adviser as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.

Any income tax withheld is a credit against your income tax liability. Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.


20% WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS

For certain qualified employer sponsored plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. The amount we withhold is determined by the Code.

You may avoid withholding if You directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us.


FOREIGN ACCOUNT TAX COMPLIANCE ACT ("FATCA")

A Contract Owner who is not a "United States person" which is defined to mean:

     o     a citizen or resident of the United States

     o a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia

     o any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)

should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8 BEN-E, Form W-8 IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, the Form W-8 BEN-E, is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. An entity, for this purpose, will be considered a foreign entity unless it provide an applicable such withholding certifications to the contrary. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or acceptable substitute form.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

NON-QUALIFIED CONTRACTS
If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A MORE DETAILED DISCUSSION REGARDING POTENTIAL TAX CONSEQUENCES OF GIFTING, ASSIGNING, OR PLEDGING A NON-QUALIFIED CONTRACT.


QUALIFIED CONTRACTS

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan.

This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that:

     o     the plan is not an unfunded deferred compensation plan; and

     o     the plan funding vehicle is not an IRA.

You should consult a tax advisor as to the availability of this exception.


DIVERSIFICATION AND INVESTOR CONTROL

DIVERSIFICATION

For a contract to be treated as a variable annuity for Federal income tax purposes, the underlying investments under the variable annuity must be "adequately diversified". Treasury Regulations provide standards that must be met to comply with the rules. If the variable annuity fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. We expect that the manager of the Underlying Funds monitors the Funds so as to comply with these Treasury Regulations.


INVESTOR CONTROL

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

Under certain circumstances, you, and not the Company, could be treated as the owner of the Underlying Funds under your Non-Qualified contract, based on the degree of control you exercise over the underlying investments. If this occurs, you may be currently taxed on income and gains attributable to the assets under the contract.

There is little guidance in this area, and the determination of whether you possess sufficient incidents of ownership


                                       73



over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. We do not know what limits may be set by the IRS in any future guidance that it may issue and whether such limits will apply to existing contracts.

While we believe the contract does not give you investment control over the Underlying Funds, we reserve the right to modify the contract as necessary in an attempt to prevent you from being considered as the owner of the assets of the contract for purposes of the Code.


OUR TAXES

The Company is taxed as a life insurance company under the Code. We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account, which may include the foreign tax credit and the corporate dividends received deduction. These potential benefits are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

--------------------------------------------------------------------------------
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                               OTHER INFORMATION
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THE DISTRIBUTOR


AIG Capital Services, Inc., 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997, distributes the contracts. AIG Capital Services, Inc., an indirect, wholly-owned subsidiary of AGL, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"). No underwriting fees are retained by AIG Capital Services, Inc. in connection with the distribution of the contracts.


THE COMPANY

American General Life Insurance Company ("AGL") is a stock life insurance company organized under the laws of the state of Texas on April 11, 1960. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

Effective December 31, 2012, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), a former affiliate of AGL, merged with and into AGL ("Merger"). Before the Merger, contracts in all states except New York were issued by SunAmerica Annuity. Upon the Merger, all contractual obligations of SunAmerica Annuity became obligations of AGL.

The Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from SunAmerica Annuity to AGL. The Merger also did not result in any adverse tax consequences for any contract Owners.


OWNERSHIP STRUCTURE OF THE COMPANY

AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

AGL is regulated for the benefit of policy Owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract Owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.


American International Group, Inc. (AIG) is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange.


More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.


OPERATION OF THE COMPANY

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.

The Company is exposed to market risk, interest rate risk, contract Owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to guaranteed death and living benefits on the Company's financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily


                                       74



uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract Owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract Owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.


THE SEPARATE ACCOUNT

Before December 31, 2012, Variable Annuity Account Five was a separate account of SunAmerica Annuity, originally established under Arizona law on July 8, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, Variable Annuity Account Five was transferred to and became a separate account of AGL under Texas law. It may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.


THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

CONTRACTS ISSUED ON OR PRIOR TO DECEMBER 29, 2006 WERE ISSUED WITH A GUARANTEE (THE "GUARANTEE") BY AMERICAN HOME ASSURANCE COMPANY (THE "GUARANTOR"). PLEASE SEE APPENDIX E FOR MORE INFORMATION.


FINANCIAL STATEMENTS

The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.


THE COMPANY AND SEPARATE ACCOUNT

The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. If your contract is covered by the Guarantee, financial statements of the Guarantor are also provided in relation to its ability to meet its obligations under the Guarantee; please see Appendix E for more information.


                                       75



INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Separate Account and Guarantor, if applicable, are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.

We encourage both existing and prospective contract Owners to read and understand the financial statements.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial Center, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862


ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, if available, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.


BUSINESS DISRUPTION AND CYBER SECURITY RISKS


We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, our distribution partners, or with the Underlying Funds, impact our ability to calculate Accumulation Unit Values ("AUVs"), cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your contract to lose value. Despite our implementation of administrative and technical controls and other preventative actions to reduce the risk of cyber-incident, there can be no assurance that we or our distribution partners or the Underlying Funds or our service providers will avoid losses affecting your contract and personal information due to cyber-attacks or information security breaches in the future.



LEGAL PROCEEDINGS


There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations or



                                       76

inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.


Various lawsuits against the Company have arisen in the ordinary course of business. As of April 23, 2019, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.



REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its General Account, American Home, if your contract is covered by the Guarantee, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling (800) 445-7862. The table of contents of the SAI is listed below.

Separate Account and the Company

General Account

Master-Feeder Structure

Performance Data

Annuity Income Payments

Annuity Unit Values

Taxes

Broker-Dealer Firms Receiving Revenue Sharing Payments

Distribution of Contracts

Financial Statements

                                       77

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


PREMIER PORTFOLIOS




                                                             FISCAL         FISCAL          FISCAL
                                                              YEAR           YEAR            YEAR
                                                             ENDED          ENDED           ENDED
VARIABLE PORTFOLIO                                          4/30/09        4/30/10         4/30/11
======================================================== ============= =============== ===============
SUNAMERICA SERIES TRUST -- CLASS 3 SHARES
SA American Funds Global Growth Portfolio (Inception Date: 5/01/08)
 Beginning AUV.......................................... (a)$11.748    (a)$7.626       (a)$10.433
                                                         (b)N/A        (b)$7.687       (b)$10.183
 Ending AUV.............................................  (a)$7.626      (a)$10.433      (a)$12.329
                                                         (b)N/A          (b)$10.183      (b)$11.955
 Ending Number of AUs................................... (a)224,235    (a)357,505      (a)348,252
                                                         (b)N/A        (b)156          (b)0

---------------------------------------------------------
SA American Funds Growth Portfolio (Inception Date: 5/01/08)
 Beginning AUV.......................................... (a)$11.139       (a)$6.837       (a)$9.405
                                                         (b)N/A           (b)$6.776       (b)$9.177
 Ending AUV.............................................  (a)$6.837       (a)$9.405      (a)$11.199
                                                         (b)N/A           (b)$9.177      (b)$10.854
 Ending Number of AUs................................... (a)125,432    (a)188,378      (a)193,395
                                                         (b)N/A        (b)2,175        (b)1,093

---------------------------------------------------------
SA American Funds Growth-Income Portfolio (Inception Date: 5/01/08)
 Beginning AUV.......................................... (a)$10.694       (a)$6.862       (a)$9.120
                                                         (b)N/A           (b)$6.804       (b)$8.898
 Ending AUV.............................................  (a)$6.862       (a)$9.120      (a)$10.194
                                                         (b)N/A           (b)$8.898       (b)$9.885
 Ending Number of AUs................................... (a)163,350    (a)262,321      (a)263,666
                                                         (b)N/A        (b)658          (b)1,207

---------------------------------------------------------
SA VCP Dynamic Allocation Portfolio (Inception Date: 5/01/13)
 Beginning AUV.......................................... (a)N/A        (a)N/A          (a)N/A
                                                         (b)N/A        (b)N/A          (b)N/A
 Ending AUV............................................. (a)N/A        (a)N/A          (a)N/A
                                                         (b)N/A        (b)N/A          (b)N/A
 Ending Number of AUs................................... (a)N/A        (a)N/A          (a)N/A
                                                         (b)N/A        (b)N/A          (b)N/A

---------------------------------------------------------
SA VCP Dynamic Strategy Portfolio (Inception Date: 5/01/13)
 Beginning AUV.......................................... (a)N/A        (a)N/A          (a)N/A
                                                         (b)N/A        (b)N/A          (b)N/A
 Ending AUV............................................. (a)N/A        (a)N/A          (a)N/A
                                                         (b)N/A        (b)N/A          (b)N/A
 Ending Number of AUs................................... (a)N/A        (a)N/A          (a)N/A
                                                         (b)N/A        (b)N/A          (b)N/A

---------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES
Fidelity VIP Contrafund (Inception Date: 5/01/08)
 Beginning AUV.......................................... (a)$10.000       (a)$6.096       (a)$8.552
                                                         (b)N/A           (b)$6.096       (b)$8.449
 Ending AUV.............................................  (a)$6.096       (a)$8.552      (a)$10.036
                                                         (b)N/A           (b)$8.449       (b)$9.852
 Ending Number of AUs................................... (a)187,701    (a)287,137      (a)293,129
                                                         (b)N/A        (b)2,411        (b)1,212

---------------------------------------------------------
Fidelity VIP Equity-Income (Inception Date: 5/01/08)
 Beginning AUV.......................................... (a)$10.000       (a)$5.678       (a)$8.078
                                                         (b)N/A           (b)$5.771       (b)$7.983
 Ending AUV.............................................  (a)$5.678       (a)$8.078       (a)$9.214
                                                         (b)N/A           (b)$7.983       (b)$9.100
 Ending Number of AUs................................... (a)315,028    (a)424,112      (a)385,348
                                                         (b)N/A        (b)273          (b)0

---------------------------------------------------------
Fidelity VIP Investment Grade Bond (Inception Date: 5/01/08)
 Beginning AUV.......................................... (a)$10.000       (a)$9.775      (a)$11.128
                                                         (b)N/A           (b)$9.788      (b)$10.885
 Ending AUV.............................................  (a)$9.775      (a)$11.128      (a)$11.651
                                                         (b)N/A          (b)$10.885      (b)$11.303
 Ending Number of AUs................................... (a)716,371    (a)1,046,257    (a)1,099,364
                                                         (b)N/A        (b)651          (b)0

---------------------------------------------------------



                                                              FISCAL          FISCAL             FISCAL
                                                               YEAR            YEAR               YEAR              8 MONTHS
                                                              ENDED           ENDED               ENDED              ENDED
VARIABLE PORTFOLIO                                           4/30/12         4/30/13             4/30/14            12/31/14
======================================================== =============== =============== ====================== ===============
SUNAMERICA SERIES TRUST -- CLASS 3 SHARES
SA American Funds Global Growth Portfolio (Inception Date: 5/01/08)
 Beginning AUV.......................................... (a)$12.329      (a)$11.541           (a)$13.310        (a)$15.210
                                                         (b)$11.955      (b)$11.119           (b)$12.741        (b)$13.061
 Ending AUV.............................................   (a)$11.541      (a)$13.310         (a)$15.210          (a)$15.699
                                                           (b)$11.119      (b)$12.741         (b)$13.061          (b)$14.865
 Ending Number of AUs................................... (a)332,381      (a)297,700      (a)226,391             (a)187,572
                                                         (b)0            (b)0            (b)0                   (b)0

---------------------------------------------------------
SA American Funds Growth Portfolio (Inception Date: 5/01/08)
 Beginning AUV..........................................   (a)$11.199      (a)$11.070         (a)$12.255          (a)$14.200
                                                           (b)$10.854      (b)$10.660         (b)$11.726          (b)$13.498
 Ending AUV.............................................   (a)$11.070      (a)$12.255         (a)$14.200          (a)$15.333
                                                           (b)$10.660      (b)$11.726         (b)$13.498          (b)$14.512
 Ending Number of AUs................................... (a)178,096      (a)161,950      (a)123,350             (a)102,666
                                                         (b)1,175        (b)1,130        (b)1,066               (b)1,000

---------------------------------------------------------
SA American Funds Growth-Income Portfolio (Inception Date: 5/01/08)
 Beginning AUV..........................................   (a)$10.194      (a)$10.192         (a)$11.820          (a)$14.114
                                                            (b)$9.885       (b)$9.819         (b)$11.315          (b)$13.423
 Ending AUV.............................................   (a)$10.192      (a)$11.820         (a)$14.114          (a)$15.201
                                                            (b)$9.819      (b)$11.315         (b)$13.423          (b)$14.394
 Ending Number of AUs................................... (a)250,888      (a)224,427      (a)171,488             (a)165,298
                                                         (b)1,275        (b)1,168        (b)1,085               (b)1,009

---------------------------------------------------------
SA VCP Dynamic Allocation Portfolio (Inception Date: 5/01/13)
 Beginning AUV.......................................... (a)N/A          (a)N/A          (a)N/A                   (a)$12.055
                                                         (b)N/A          (b)N/A          (b)N/A                   (b)$12.096
 Ending AUV............................................. (a)N/A          (a)N/A               (a)$12.055          (a)$12.458
                                                         (b)N/A          (b)N/A               (b)$12.096          (b)$12.513
 Ending Number of AUs................................... (a)N/A          (a)N/A          (a)1,078,867           (a)1,246,786
                                                         (b)N/A          (b)N/A          (b)1,388,797           (b)1,638,238

---------------------------------------------------------
SA VCP Dynamic Strategy Portfolio (Inception Date: 5/01/13)
 Beginning AUV.......................................... (a)N/A          (a)N/A                         (a)$--    (a)$11.999
                                                         (b)N/A          (b)N/A                         (b)$--    (b)$12.031
 Ending AUV............................................. (a)N/A          (a)N/A               (a)$11.999          (a)$12.381
                                                         (b)N/A          (b)N/A               (b)$12.031          (b)$12.426
 Ending Number of AUs................................... (a)N/A          (a)N/A          (a)1,079,347           (a)1,201,328
                                                         (b)N/A          (b)N/A          (b)1,270,642           (b)1,498,654

---------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES
Fidelity VIP Contrafund (Inception Date: 5/01/08)
 Beginning AUV..........................................   (a)$10.036       (a)$9.920         (a)$11.055          (a)$13.175
                                                            (b)$9.852       (b)$9.671         (b)$10.704          (b)$12.675
 Ending AUV.............................................    (a)$9.920      (a)$11.055         (a)$13.175          (a)$14.386
                                                            (b)$9.671      (b)$10.704         (b)$12.675          (b)$13.779
 Ending Number of AUs................................... (a)293,121      (a)247,376      (a)209,933             (a)169,021
                                                         (b)1,281        (b)1,220        (b)1,141               (b)1,054

---------------------------------------------------------
Fidelity VIP Equity-Income (Inception Date: 5/01/08)
 Beginning AUV..........................................    (a)$9.214       (a)$9.149         (a)$10.909          (a)$12.549
                                                            (b)$9.100       (b)$9.060         (b)$10.506          (b)$10.663
 Ending AUV.............................................    (a)$9.149      (a)$10.909         (a)$12.549          (a)$13.042
                                                            (b)$9.060      (b)$10.506         (b)$10.663          (b)$12.425
 Ending Number of AUs................................... (a)352,515      (a)313,894      (a)221,905             (a)206,432
                                                         (b)0            (b)0            (b)0                   (b)0

---------------------------------------------------------
Fidelity VIP Investment Grade Bond (Inception Date: 5/01/08)
 Beginning AUV..........................................   (a)$11.651      (a)$12.275         (a)$12.660          (a)$12.448
                                                           (b)$11.303      (b)$11.794         (b)$12.029          (b)$11.987
 Ending AUV.............................................   (a)$12.275      (a)$12.660         (a)$12.448          (a)$12.664
                                                           (b)$11.794      (b)$12.029         (b)$11.987          (b)$11.903
 Ending Number of AUs................................... (a)1,060,727    (a)1,062,606    (a)792,012             (a)703,372
                                                         (b)0            (b)0            (b)0                   (b)0

---------------------------------------------------------



                                                              FISCAL          FISCAL          FISCAL          FISCAL
                                                               YEAR            YEAR            YEAR            YEAR
                                                              ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                                           12/31/15        12/31/16        12/31/17        12/31/18
======================================================== =============== =============== =============== ===============
SUNAMERICA SERIES TRUST -- CLASS 3 SHARES
SA American Funds Global Growth Portfolio (Inception Date: 5/01/08)
 Beginning AUV.......................................... (a)$15.699      (a)$16.512      (a)$16.338      (a)$21.122
                                                         (b)$14.865      (b)$15.534      (b)$15.271      (b)$19.616
 Ending AUV.............................................   (a)$16.512      (a)$16.338      (a)$21.122      (a)$18.895
                                                           (b)$15.534      (b)$15.271      (b)$19.616      (b)$17.433
 Ending Number of AUs................................... (a)156,485      (a)129,720      (a)96,564       (a)86,673
                                                         (b)0            (b)0            (b)0            (b)0

---------------------------------------------------------
SA American Funds Growth Portfolio (Inception Date: 5/01/08)
 Beginning AUV..........................................   (a)$15.333      (a)$16.109      (a)$17.344      (a)$21.882
                                                           (b)$14.512      (b)$15.148      (b)$16.204      (b)$20.311
 Ending AUV.............................................   (a)$16.109      (a)$17.344      (a)$21.882      (a)$21.463
                                                           (b)$15.148      (b)$16.204      (b)$20.311      (b)$19.793
 Ending Number of AUs................................... (a)79,720       (a)71,537       (a)52,325       (a)44,747
                                                         (b)884          (b)835          (b)743          (b)672

---------------------------------------------------------
SA American Funds Growth-Income Portfolio (Inception Date: 5/01/08)
 Beginning AUV..........................................   (a)$15.201      (a)$15.164      (a)$16.630      (a)$20.012
                                                           (b)$14.394      (b)$14.266      (b)$15.544      (b)$18.584
 Ending AUV.............................................   (a)$15.164      (a)$16.630      (a)$20.012      (a)$19.328
                                                           (b)$14.266      (b)$15.544      (b)$18.584      (b)$17.832
 Ending Number of AUs................................... (a)148,602      (a)123,485      (a)97,805       (a)96,937
                                                         (b)938          (b)870          (b)812          (b)745

---------------------------------------------------------
SA VCP Dynamic Allocation Portfolio (Inception Date: 5/01/13)
 Beginning AUV..........................................   (a)$12.458      (a)$11.634      (a)$11.972      (a)$14.266
                                                           (b)$12.513      (b)$11.703      (b)$12.061      (b)$13.639
 Ending AUV.............................................   (a)$11.634      (a)$11.972      (a)$14.266      (a)$13.107
                                                           (b)$11.703      (b)$12.061      (b)$13.639      (b)$12.449
 Ending Number of AUs................................... (a)1,217,827    (a)1,112,883    (a)1,249,895    (a)1,169,600
                                                         (b)1,513,853    (b)1,329,634    (b)0            (b)0

---------------------------------------------------------
SA VCP Dynamic Strategy Portfolio (Inception Date: 5/01/13)
 Beginning AUV..........................................   (a)$12.381      (a)$11.530      (a)$11.938      (a)$14.026
                                                           (b)$12.426      (b)$11.589      (b)$12.017      (b)$13.486
 Ending AUV.............................................   (a)$11.530      (a)$11.938      (a)$14.026      (a)$12.837
                                                           (b)$11.589      (b)$12.017      (b)$13.486      (b)$12.261
 Ending Number of AUs................................... (a)1,159,999    (a)1,073,345    (a)1,200,616    (a)1,121,813
                                                         (b)1,379,941    (b)1,268,868    (b)0            (b)0

---------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES
Fidelity VIP Contrafund (Inception Date: 5/01/08)
 Beginning AUV..........................................   (a)$14.386      (a)$14.245      (a)$15.133      (a)$18.145
                                                           (b)$13.779      (b)$13.555      (b)$14.308      (b)$17.698
 Ending AUV.............................................   (a)$14.245      (a)$15.133      (a)$18.145      (a)$16.703
                                                           (b)$13.555      (b)$14.308      (b)$17.698      (b)$16.251
 Ending Number of AUs................................... (a)147,696      (a)109,404      (a)81,806       (a)69,760
                                                         (b)988          (b)945          (b)29,990       (b)11,384

---------------------------------------------------------
Fidelity VIP Equity-Income (Inception Date: 5/01/08)
 Beginning AUV..........................................   (a)$13.042      (a)$12.315      (a)$14.295      (a)$15.880
                                                           (b)$12.425      (b)$11.657      (b)$13.443      (b)$15.503
 Ending AUV.............................................   (a)$12.315      (a)$14.295      (a)$15.880      (a)$14.321
                                                           (b)$11.657      (b)$13.443      (b)$15.503      (b)$13.946
 Ending Number of AUs................................... (a)179,715      (a)144,206      (a)127,378      (a)108,255
                                                         (b)0            (b)0            (b)7,131        (b)6,686

---------------------------------------------------------
Fidelity VIP Investment Grade Bond (Inception Date: 5/01/08)
 Beginning AUV..........................................   (a)$12.664      (a)$12.382      (a)$12.757      (a)$13.082
                                                           (b)$11.903      (b)$11.562      (b)$11.836      (b)$12.769
 Ending AUV.............................................   (a)$12.382      (a)$12.757      (a)$13.082      (a)$12.798
                                                           (b)$11.562      (b)$11.836      (b)$12.769      (b)$12.460
 Ending Number of AUs................................... (a)589,890      (a)562,308      (a)492,684      (a)407,451
                                                         (b)0            (b)0            (b)27,557       (b)26,383

---------------------------------------------------------



        AUV - Accumulation Unit Value

        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.


                                      A-1



                                                             FISCAL        FISCAL         FISCAL
                                                              YEAR          YEAR           YEAR
                                                             ENDED          ENDED         ENDED
VARIABLE PORTFOLIO                                          4/30/09        4/30/10       4/30/11
======================================================== ============= ============== =============
Fidelity VIP Mid Cap (Inception Date: 5/01/08)
 Beginning AUV.......................................... (a)$10.000    (a)$6.656       (a)$9.552
                                                         (b)N/A        (b)$6.592       (b)$9.423
 Ending AUV.............................................  (a)$6.656    (a)$9.552      (a)$11.665
                                                         (b)N/A        (b)$9.423      (b)$11.269
 Ending Number of AUs................................... (a)437,573    (a)645,426     (a)597,318
                                                         (b)N/A        (b)445         (b)0

---------------------------------------------------------
Fidelity VIP Overseas (Inception Date: 5/01/08)
 Beginning AUV.......................................... (a)$10.000    (a)$5.424       (a)$7.183
                                                         (b)N/A        (b)$5.599       (b)$7.102
 Ending AUV.............................................  (a)$5.424    (a)$7.183       (a)$8.862
                                                         (b)N/A        (b)$7.102       (b)$8.759
 Ending Number of AUs................................... (a)331,182    (a)469,350     (a)442,305
                                                         (b)N/A        (b)248         (b)0

---------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC. -- CLASS 2 SHARES
T. Rowe Price Blue Chip Growth II (Inception Date: 5/01/08)
 Beginning AUV.......................................... (a)$10.000    (a)$6.560       (a)$8.923
                                                         (b)N/A        (b)$6.404       (b)$8.739
 Ending AUV.............................................  (a)$6.560    (a)$8.923      (a)$10.398
                                                         (b)N/A        (b)$8.739      (b)$10.099
 Ending Number of AUs................................... (a)75,477     (a)117,888     (a)126,566
                                                         (b)N/A        (b)110         (b)0

---------------------------------------------------------
T. Rowe Price Equity Income II (Inception Date: 5/01/08)
 Beginning AUV.......................................... (a)$10.000    (a)$6.209       (a)$8.799
                                                         (b)N/A        (b)$6.232       (b)$8.655
 Ending AUV.............................................  (a)$6.209    (a)$8.799       (a)$9.789
                                                         (b)N/A        (b)$8.655       (b)$9.565
 Ending Number of AUs................................... (a)302,702    (a)388,582     (a)399,336
                                                         (b)N/A        (b)869         (b)1,240

---------------------------------------------------------



                                                             FISCAL        FISCAL        FISCAL                      FISCAL
                                                              YEAR          YEAR          YEAR        8 MONTHS        YEAR
                                                             ENDED         ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIO                                          4/30/12       4/30/13       4/30/14       12/31/14      12/31/15
======================================================== ============= ============= ============= ============= =============
Fidelity VIP Mid Cap (Inception Date: 5/01/08)
 Beginning AUV.......................................... (a)$11.665    (a)$10.744    (a)$11.949    (a)$14.378    (a)$15.211
                                                         (b)$11.269     (b)$9.986    (b)$10.431    (b)$10.716    (b)$13.136
 Ending AUV............................................. (a)$10.744    (a)$11.949    (a)$14.378    (a)$15.211    (a)$14.755
                                                          (b)$9.986    (b)$10.431    (b)$10.716    (b)$13.136    (b)$12.660
 Ending Number of AUs................................... (a)557,843    (a)499,257    (a)353,536    (a)305,044    (a)249,630
                                                         (b)0          (b)0          (b)0          (b)0          (b)0

---------------------------------------------------------
Fidelity VIP Overseas (Inception Date: 5/01/08)
 Beginning AUV..........................................  (a)$8.862     (a)$7.481     (a)$8.480     (a)$9.622     (a)$9.086
                                                          (b)$8.759     (b)$7.404     (b)$8.408     (b)$8.613     (b)$8.911
 Ending AUV.............................................  (a)$7.481     (a)$8.480     (a)$9.622     (a)$9.086     (a)$9.255
                                                          (b)$7.404     (b)$8.408     (b)$8.613     (b)$8.911     (b)$9.018
 Ending Number of AUs................................... (a)433,913    (a)398,108    (a)270,391    (a)253,068    (a)202,905
                                                         (b)0          (b)0          (b)0          (b)0          (b)0

---------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC. -- CLASS 2 SHARES
T. Rowe Price Blue Chip Growth II (Inception Date: 5/01/08)
 Beginning AUV.......................................... (a)$10.398    (a)$11.426    (a)$12.253    (a)$15.041    (a)$16.760
                                                         (b)$10.099    (b)$11.059    (b)$11.888    (b)$12.237    (b)$16.085
 Ending AUV............................................. (a)$11.426    (a)$12.253    (a)$15.041    (a)$16.760    (a)$18.311
                                                         (b)$11.059    (b)$11.888    (b)$12.237    (b)$16.085    (b)$17.460
 Ending Number of AUs................................... (a)186,388    (a)161,095    (a)133,639    (a)106,353    (a)94,815
                                                         (b)0          (b)0          (b)0          (b)0          (b)0

---------------------------------------------------------
T. Rowe Price Equity Income II (Inception Date: 5/01/08)
 Beginning AUV..........................................  (a)$9.789     (a)$9.732    (a)$11.497    (a)$13.288    (a)$13.791
                                                          (b)$9.565     (b)$9.450    (b)$11.092    (b)$12.736    (b)$13.161
 Ending AUV.............................................  (a)$9.732    (a)$11.497    (a)$13.288    (a)$13.791    (a)$12.633
                                                          (b)$9.450    (b)$11.092    (b)$12.736    (b)$13.161    (b)$11.978
 Ending Number of AUs................................... (a)376,337    (a)367,320    (a)285,587    (a)252,976    (a)219,384
                                                         (b)1,312      (b)1,183      (b)1,150      (b)1,103      (b)1,118

---------------------------------------------------------



                                                             FISCAL        FISCAL        FISCAL
                                                              YEAR          YEAR          YEAR
                                                             ENDED         ENDED         ENDED
VARIABLE PORTFOLIO                                          12/31/16      12/31/17      12/31/18
======================================================== ============= ============= =============
Fidelity VIP Mid Cap (Inception Date: 5/01/08)
 Beginning AUV.......................................... (a)$14.755    (a)$16.286    (a)$19.358
                                                         (b)$12.660    (b)$13.882    (b)$18.904
 Ending AUV............................................. (a)$16.286    (a)$19.358    (a)$16.268
                                                         (b)$13.882    (b)$18.904    (b)$15.846
 Ending Number of AUs................................... (a)205,305    (a)153,890    (a)133,412
                                                         (b)0          (b)21,473     (b)9,905

---------------------------------------------------------
Fidelity VIP Overseas (Inception Date: 5/01/08)
 Beginning AUV..........................................  (a)$9.255     (a)$8.645    (a)$11.082
                                                          (b)$9.018     (b)$8.370    (b)$10.809
 Ending AUV.............................................  (a)$8.645    (a)$11.082     (a)$9.282
                                                          (b)$8.370    (b)$10.809     (b)$9.031
 Ending Number of AUs................................... (a)190,172    (a)141,336    (a)133,487
                                                         (b)0          (b)13,552     (b)14,516

---------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC. -- CLASS 2 SHARES
T. Rowe Price Blue Chip Growth II (Inception Date: 5/01/08)
 Beginning AUV.......................................... (a)$18.311    (a)$18.154    (a)$24.316
                                                         (b)$17.460    (b)$17.198    (b)$23.742
 Ending AUV............................................. (a)$18.154    (a)$24.316    (a)$24.372
                                                         (b)$17.198    (b)$23.742    (b)$23.737
 Ending Number of AUs................................... (a)79,301     (a)62,348     (a)66,862
                                                         (b)0          (b)21,772     (b)9,208

---------------------------------------------------------
T. Rowe Price Equity Income II (Inception Date: 5/01/08)
 Beginning AUV.......................................... (a)$12.633    (a)$14.807    (a)$16.898
                                                         (b)$11.978    (b)$13.948    (b)$16.469
 Ending AUV............................................. (a)$14.807    (a)$16.898    (a)$15.047
                                                         (b)$13.948    (b)$16.469    (b)$14.628
 Ending Number of AUs................................... (a)156,057    (a)126,214    (a)109,077
                                                         (b)970        (b)30,702     (b)13,541

---------------------------------------------------------



        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.


                                      A-2


SELECT PORTFOLIOS




                                FISCAL          FISCAL          FISCAL          FISCAL          FISCAL
                                 YEAR            YEAR            YEAR            YEAR            YEAR
                                ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO             4/30/09         4/30/10         4/30/11         4/30/12         4/30/13
========================== =============== =============== =============== =============== ===============
SUNAMERICA SERIES TRUST -- CLASS 3 SHARES
SA DFA Ultra Short Bond Portfolio (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............ (a)$11.247      (a)$11.122      (a)$10.928      (a)$10.719      (a)$10.506
                           (b)N/A          (b)$10.626      (b)$10.279      (b)$9.898       (b)$9.548
 Ending AUV...............   (a)$11.122      (a)$10.928      (a)$10.719      (a)$10.506      (a)$10.300
                           (b)N/A            (b)$10.279       (b)$9.898       (b)$9.548       (b)$9.325
 Ending Number of AUs..... (a)2,799,589    (a)1,655,703    (a)1,526,174    (a)1,229,948    (a)992,989
                           (b)N/A          (b)0            (b)0            (b)0            (b)0

---------------------------
SEASONS SERIES TRUST -- CLASS 3 SHARES
SA Multi-Managed Diversified Fixed Income (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............   (a)$12.923      (a)$12.743      (a)$13.791      (a)$14.429      (a)$15.216
                           (b)N/A            (b)$12.245      (b)$12.924      (b)$13.356      (b)$13.936
 Ending AUV...............   (a)$12.743      (a)$13.791      (a)$14.429      (a)$15.216      (a)$15.642
                           (b)N/A            (b)$12.924      (b)$13.356      (b)$13.936      (b)$14.160
 Ending Number of AUs..... (a)1,703,409    (a)1,499,237    (a)1,334,391    (a)1,041,446    (a)855,198
                           (b)N/A          (b)0            (b)0            (b)0            (b)0

---------------------------
SA Multi-Managed International Equity (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............   (a)$12.578       (a)$6.992       (a)$9.252      (a)$10.823       (a)$9.313
                           (b)N/A             (b)$6.985       (b)$8.838      (b)$10.274       (b)$8.783
 Ending AUV...............    (a)$6.992       (a)$9.252      (a)$10.823       (a)$9.313      (a)$10.505
                           (b)N/A             (b)$8.838      (b)$10.274       (b)$8.783       (b)$9.844
 Ending Number of AUs..... (a)2,097,427    (a)2,045,471    (a)1,694,620    (a)1,318,843    (a)1,082,925
                           (b)N/A          (b)0            (b)0            (b)0            (b)0

---------------------------
SA Multi-Managed Large Cap Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............   (a)$10.971       (a)$7.054       (a)$9.363      (a)$10.559      (a)$11.015
                           (b)N/A             (b)$6.750       (b)$8.857       (b)$9.828      (b)$10.197
 Ending AUV...............    (a)$7.054       (a)$9.363      (a)$10.559      (a)$11.015      (a)$12.202
                           (b)N/A             (b)$8.857       (b)$9.828      (b)$10.197      (b)$11.315
 Ending Number of AUs..... (a)1,629,965    (a)1,539,531    (a)1,619,009    (a)1,264,183    (a)1,009,333
                           (b)N/A          (b)0            (b)0            (b)0            (b)0

---------------------------
SA Multi-Managed Large Cap Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............   (a)$15.389       (a)$9.821      (a)$13.819      (a)$15.589      (a)$15.338
                           (b)N/A             (b)$9.626      (b)$13.183      (b)$14.797      (b)$14.511
 Ending AUV...............    (a)$9.821      (a)$13.819      (a)$15.589      (a)$15.338      (a)$17.931
                           (b)N/A            (b)$13.183      (b)$14.797      (b)$14.511      (b)$16.945
 Ending Number of AUs..... (a)1,241,544    (a)1,144,420    (a)913,974      (a)751,425      (a)588,733
                           (b)N/A          (b)0            (b)0            (b)0            (b)0

---------------------------
SA Multi-Managed Mid Cap Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............   (a)$19.547      (a)$12.407      (a)$17.871      (a)$22.474      (a)$21.533
                           (b)N/A            (b)$11.665      (b)$17.033      (b)$21.295      (b)$20.343
 Ending AUV...............   (a)$12.407      (a)$17.871      (a)$22.474      (a)$21.533      (a)$23.909
                           (b)N/A            (b)$17.033      (b)$21.295      (b)$20.343      (b)$22.583
 Ending Number of AUs..... (a)870,588      (a)810,304      (a)657,149      (a)539,351      (a)416,862
                           (b)N/A          (b)0            (b)0            (b)0            (b)0

---------------------------
SA Multi-Managed Mid Cap Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............   (a)$23.983      (a)$15.124      (a)$22.158      (a)$26.337      (a)$25.025
                           (b)N/A            (b)$14.200      (b)$21.012      (b)$24.798      (b)$23.448
 Ending AUV...............   (a)$15.124      (a)$22.158      (a)$26.337      (a)$25.025      (a)$29.498
                           (b)N/A            (b)$21.012      (b)$24.798      (b)$23.448      (b)$27.546
 Ending Number of AUs..... (a)849,541      (a)783,240      (a)628,717      (a)524,685      (a)418,720
                           (b)N/A          (b)0            (b)0            (b)0            (b)0

---------------------------
SA Multi-Managed Small Cap (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............   (a)$11.484       (a)$7.949      (a)$11.672      (a)$14.005      (a)$13.176
                           (b)N/A             (b)$7.521      (b)$11.174      (b)$13.324      (b)$12.456
 Ending AUV...............    (a)$7.949      (a)$11.672      (a)$14.005      (a)$13.176      (a)$14.391
                           (b)N/A            (b)$11.174      (b)$13.324      (b)$12.456      (b)$13.516
 Ending Number of AUs..... (a)1,294,024    (a)1,276,790    (a)993,022      (a)761,481      (a)618,311
                           (b)N/A          (b)442          (b)895          (b)995          (b)954

---------------------------
SA Wellington Real Return Portfolio (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............   (a)$10.923       (a)$9.733      (a)$11.413      (a)$11.777      (a)$12.171
                           (b)N/A             (b)$9.559      (b)$10.943      (b)$11.221      (b)$11.519
 Ending AUV...............    (a)$9.733      (a)$11.413      (a)$11.777      (a)$12.171      (a)$12.303
                           (b)N/A            (b)$10.943      (b)$11.221      (b)$11.519      (b)$11.571
 Ending Number of AUs..... (a)607,700      (a)691,039      (a)622,236      (a)578,737      (a)463,717
                           (b)N/A          (b)1,511        (b)698          (b)727          (b)744

---------------------------



                               FISCAL                      FISCAL        FISCAL        FISCAL        FISCAL
                                YEAR        8 MONTHS        YEAR          YEAR          YEAR          YEAR
                               ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIO            4/30/14       12/31/14      12/31/15      12/31/16      12/31/17      12/31/18
========================== ============= ============= ============= ============= ============= =============
SUNAMERICA SERIES TRUST -- CLASS 3 SHARES
SA DFA Ultra Short Bond Portfolio (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............ (a)$10.300    (a)$10.102    (a)$9.973     (a)$9.849     (a)$9.679     (a)$9.590
                           (b)$9.325     (b)$9.321     (b)$8.932     (b)$9.797     (b)$9.565     (b)$9.415
 Ending AUV............... (a)$10.102     (a)$9.973     (a)$9.849     (a)$9.679     (a)$9.590     (a)$9.573
                            (b)$9.321     (b)$8.932     (b)$9.797     (b)$9.565     (b)$9.415     (b)$9.337
 Ending Number of AUs..... (a)665,673    (a)602,074    (a)467,775    (a)489,288    (a)336,851    (a)290,026
                           (b)0          (b)0          (b)0          (b)0          (b)0          (b)0

---------------------------
SEASONS SERIES TRUST -- CLASS 3 SHARES
SA Multi-Managed Diversified Fixed Income (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............ (a)$15.642    (a)$15.185    (a)$15.367    (a)$15.073    (a)$15.339    (a)$15.690
                           (b)$14.160    (b)$14.114    (b)$13.761    (b)$13.410    (b)$13.558    (b)$13.780
 Ending AUV............... (a)$15.185    (a)$15.367    (a)$15.073    (a)$15.339    (a)$15.690    (a)$15.272
                           (b)$14.114    (b)$13.761    (b)$13.410    (b)$13.558    (b)$13.780    (b)$13.325
 Ending Number of AUs..... (a)677,758    (a)562,896    (a)448,160    (a)352,955    (a)301,474    (a)238,188
                           (b)0          (b)0          (b)0          (b)0          (b)0          (b)0

---------------------------
SA Multi-Managed International Equity (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............ (a)$10.505    (a)$11.455    (a)$10.608    (a)$10.136     (a)$9.962    (a)$12.418
                            (b)$9.844    (b)$10.042     (b)$9.833     (b)$9.334     (b)$9.115    (b)$11.289
 Ending AUV............... (a)$11.455    (a)$10.608    (a)$10.136     (a)$9.962    (a)$12.418    (a)$10.473
                           (b)$10.042     (b)$9.833     (b)$9.334     (b)$9.115    (b)$11.289     (b)$9.459
 Ending Number of AUs..... (a)898,855    (a)811,146    (a)668,405    (a)542,554    (a)447,247    (a)384,248
                           (b)0          (b)0          (b)0          (b)0          (b)0          (b)0

---------------------------
SA Multi-Managed Large Cap Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............ (a)$12.202    (a)$14.378    (a)$16.081    (a)$16.540    (a)$16.777    (a)$21.074
                           (b)$11.315    (b)$11.627    (b)$14.751    (b)$15.074    (b)$15.191    (b)$18.959
 Ending AUV............... (a)$14.378    (a)$16.081    (a)$16.540    (a)$16.777    (a)$21.074    (a)$20.372
                           (b)$11.627    (b)$14.751    (b)$15.074    (b)$15.191    (b)$18.959    (b)$18.208
 Ending Number of AUs..... (a)778,972    (a)656,946    (a)487,255    (a)361,787    (a)295,900    (a)248,640
                           (b)0          (b)0          (b)0          (b)0          (b)0          (b)0

---------------------------
SA Multi-Managed Large Cap Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............ (a)$17.931    (a)$20.811    (a)$22.020    (a)$20.612    (a)$23.332    (a)$26.236
                           (b)$16.945    (b)$17.297    (b)$20.584    (b)$19.143    (b)$21.529    (b)$24.052
 Ending AUV............... (a)$20.811    (a)$22.020    (a)$20.612    (a)$23.332    (a)$26.236    (a)$23.294
                           (b)$17.297    (b)$20.584    (b)$19.143    (b)$21.529    (b)$24.052    (b)$21.216
 Ending Number of AUs..... (a)485,236    (a)402,777    (a)321,609    (a)236,244    (a)198,058    (a)164,505
                           (b)0          (b)0          (b)0          (b)0          (b)0          (b)0

---------------------------
SA Multi-Managed Mid Cap Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............ (a)$23.909    (a)$28.006    (a)$30.689    (a)$30.296    (a)$31.224    (a)$38.795
                           (b)$22.583    (b)$23.147    (b)$28.673    (b)$28.123    (b)$28.797    (b)$35.549
 Ending AUV............... (a)$28.006    (a)$30.689    (a)$30.296    (a)$31.224    (a)$38.795    (a)$36.827
                           (b)$23.147    (b)$28.673    (b)$28.123    (b)$28.797    (b)$35.549    (b)$33.526
 Ending Number of AUs..... (a)314,066    (a)259,409    (a)206,089    (a)163,115    (a)133,635    (a)115,772
                           (b)0          (b)0          (b)0          (b)0          (b)0          (b)0

---------------------------
SA Multi-Managed Mid Cap Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............ (a)$29.498    (a)$34.820    (a)$37.338    (a)$34.597    (a)$39.494    (a)$43.856
                           (b)$27.546    (b)$28.143    (b)$34.490    (b)$31.752    (b)$36.012    (b)$39.731
 Ending AUV............... (a)$34.820    (a)$37.338    (a)$34.597    (a)$39.494    (a)$43.856    (a)$38.026
                           (b)$28.143    (b)$34.490    (b)$31.752    (b)$36.012    (b)$39.731    (b)$34.225
 Ending Number of AUs..... (a)337,337    (a)287,342    (a)239,491    (a)181,987    (a)145,188    (a)126,993
                           (b)0          (b)0          (b)0          (b)0          (b)0          (b)0

---------------------------
SA Multi-Managed Small Cap (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............ (a)$14.391    (a)$17.214    (a)$18.129    (a)$16.824    (a)$19.680    (a)$21.393
                           (b)$13.516    (b)$16.063    (b)$16.843    (b)$15.530    (b)$18.048    (b)$19.493
 Ending AUV............... (a)$17.214    (a)$18.129    (a)$16.824    (a)$19.680    (a)$21.393    (a)$18.611
                           (b)$16.063    (b)$16.843    (b)$15.530    (b)$18.048    (b)$19.493    (b)$16.847
 Ending Number of AUs..... (a)491,169    (a)408,001    (a)294,532    (a)237,860    (a)205,716    (a)179,798
                           (b)874        (b)862        (b)862        (b)749        (b)774        (b)789

---------------------------
SA Wellington Real Return Portfolio (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............ (a)$12.303    (a)$11.631    (a)$11.527    (a)$11.213    (a)$11.466    (a)$11.525
                           (b)$11.571    (b)$10.868    (b)$10.724    (b)$10.364    (b)$10.530    (b)$10.516
 Ending AUV............... (a)$11.631    (a)$11.527    (a)$11.213    (a)$11.466    (a)$11.525    (a)$11.341
                           (b)$10.868    (b)$10.724    (b)$10.364    (b)$10.530    (b)$10.516    (b)$10.280
 Ending Number of AUs..... (a)358,499    (a)268,862    (a)205,951    (a)168,295    (a)134,947    (a)104,784
                           (b)898        (b)902        (b)861        (b)856        (b)957        (b)862

---------------------------



        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses (1.40%)
        (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.


                                      A-3


FOCUSED PORTFOLIOS




                               FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                                YEAR          YEAR          YEAR          YEAR          YEAR
                               ENDED         ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIO            4/30/09       4/30/10       4/30/11       4/30/12       4/30/13
========================== ============= ============= ============= ============= =============
SUNAMERICA SERIES TRUST -- CLASS 3 SHARES
SA AB Growth (Inception Date: 10/19/18)
 Beginning AUV............ (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A
                           (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A
 Ending AUV............... (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A
                           (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A
 Ending Number of AUs..... (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A
                           (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A

---------------------------
SEASONS SERIES TRUST -- CLASS 3 SHARES
SA Columbia Focused Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............ (a)$17.941    (a)$12.223    (a)$16.212    (a)$18.333    (a)$16.461
                           (b)N/A        (b)$11.859    (b)$15.396    (b)$17.305    (b)$15.466
 Ending AUV............... (a)$12.223    (a)$16.212    (a)$18.333    (a)$16.461    (a)$18.597
                           (b)N/A        (b)$15.396    (b)$17.305    (b)$15.466    (b)$17.422
 Ending Number of AUs..... (a)844,747    (a)719,926    (a)608,545    (a)521,119    (a)390,685
                           (b)N/A        (b)922        (b)0          (b)0          (b)0

---------------------------



                               FISCAL                      FISCAL        FISCAL        FISCAL        FISCAL
                                YEAR        8 MONTHS        YEAR          YEAR          YEAR          YEAR
                               ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIO            4/30/14       12/31/14      12/31/15      12/31/16      12/31/17      12/31/18
========================== ============= ============= ============= ============= ============= =============
SUNAMERICA SERIES TRUST -- CLASS 3 SHARES
SA AB Growth (Inception Date: 10/19/18)
 Beginning AUV............ (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A
                           (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A
 Ending AUV............... (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A         (a)$8.935
                           (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A         (b)$8.921
 Ending Number of AUs..... (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)814,696
                           (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)1,490

---------------------------
SEASONS SERIES TRUST -- CLASS 3 SHARES
SA Columbia Focused Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............ (a)$18.597    (a)$21.908    (a)$23.878    (a)$22.567    (a)$26.487    (a)$31.707
                           (b)$17.422    (b)$17.868    (b)$22.128    (b)$20.778    (b)$24.229    (b)$28.816
 Ending AUV............... (a)$21.908    (a)$23.878    (a)$22.567    (a)$26.487    (a)$31.707    (a)$27.467
                           (b)$17.868    (b)$22.128    (b)$20.778    (b)$24.229    (b)$28.816    (b)$24.800
 Ending Number of AUs..... (a)300,493    (a)258,095    (a)215,234    (a)184,471    (a)150,329    (a)131,074
                           (b)0          (b)0          (b)0          (b)0          (b)0          (b)0

---------------------------



        AUV - Accumulation Unit Value
        AU - Accumulation Units

        (a)        Reflecting minimum Separate Account expenses (1.40%)

        (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.


                                      A-4


MANAGED ALLOCATION PORTFOLIOS




                                FISCAL           FISCAL           FISCAL           FISCAL           FISCAL
                                 YEAR             YEAR             YEAR             YEAR             YEAR
                                 ENDED            ENDED            ENDED            ENDED            ENDED
VARIABLE PORTFOLIO              4/30/09          4/30/10          4/30/11          4/30/12          4/30/13
========================== ================ ================ ================ ================ ================
SEASONS SERIES TRUST -- CLASS 3 SHARES
SA Allocation Balanced Portfolio (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............ (a)$11.450       (a)$8.893        (a)$11.045       (a)$12.133       (a)$12.177
                           (b)N/A           (b)$8.696        (b)$10.594       (b)$11.562       (b)$11.529
 Ending AUV...............     (a)$8.893       (a)$11.045       (a)$12.133       (a)$12.177       (a)$13.151
                           (b)N/A              (b)$10.594       (b)$11.562       (b)$11.529       (b)$12.370
 Ending Number of AUs..... (a)4,761,842     (a)5,055,572     (a)4,921,184     (a)4,886,391     (a)4,547,353
                           (b)N/A           (b)0             (b)0             (b)0             (b)0

---------------------------
SA Allocation Growth Portfolio (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............    (a)$12.157        (a)$7.696       (a)$10.554       (a)$12.168       (a)$11.404
                           (b)N/A               (b)$7.586       (b)$10.226       (b)$11.712       (b)$10.906
 Ending AUV...............     (a)$7.696       (a)$10.554       (a)$12.168       (a)$11.404       (a)$12.757
                           (b)N/A              (b)$10.226       (b)$11.712       (b)$10.906       (b)$12.121
 Ending Number of AUs..... (a)4,980,867     (a)4,339,324     (a)3,525,214     (a)3,049,374     (a)2,539,157
                           (b)N/A           (b)0             (b)0             (b)0             (b)0

---------------------------
SA Allocation Moderate Growth Portfolio (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............    (a)$11.929        (a)$8.094       (a)$10.633       (a)$11.995       (a)$11.572
                           (b)N/A               (b)$7.962       (b)$10.275       (b)$11.516       (b)$11.038
 Ending AUV...............     (a)$8.094       (a)$10.633       (a)$11.995       (a)$11.572       (a)$12.720
                           (b)N/A              (b)$10.275       (b)$11.516       (b)$11.038       (b)$12.055
 Ending Number of AUs..... (a)13,687,068    (a)13,903,229    (a)12,930,465    (a)11,486,647    (a)10,554,582
                           (b)N/A           (b)24,292        (b)27,715        (b)27,715        (b)27,715

---------------------------
SA Allocation Moderate Portfolio (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............    (a)$11.713        (a)$8.498       (a)$10.943       (a)$12.209       (a)$11.955
                           (b)N/A               (b)$8.333       (b)$10.537       (b)$11.680       (b)$11.363
 Ending AUV...............     (a)$8.498       (a)$10.943       (a)$12.209       (a)$11.955       (a)$13.017
                           (b)N/A              (b)$10.537       (b)$11.680       (b)$11.363       (b)$12.292
 Ending Number of AUs..... (a)6,302,944     (a)6,134,679     (a)5,513,530     (a)4,914,155     (a)4,446,729
                           (b)N/A           (b)4,969         (b)943           (b)1,461         (b)1,980

---------------------------



                                FISCAL                          FISCAL          FISCAL          FISCAL          FISCAL
                                 YEAR          8 MONTHS          YEAR            YEAR            YEAR            YEAR
                                ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO             4/30/14         12/31/14        12/31/15        12/31/16        12/31/17        12/31/18
========================== =============== =============== =============== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 3 SHARES
SA Allocation Balanced Portfolio (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............ (a)$13.151      (a)$13.889      (a)$14.257      (a)$13.872      (a)$14.395      (a)$15.690
                           (b)$12.370      (b)$12.492      (b)$13.266      (b)$12.824      (b)$13.222      (b)$14.318
 Ending AUV...............   (a)$13.889      (a)$14.257      (a)$13.872      (a)$14.395      (a)$15.690      (a)$14.861
                             (b)$12.492      (b)$13.266      (b)$12.824      (b)$13.222      (b)$14.318      (b)$13.473
 Ending Number of AUs..... (a)3,684,997    (a)3,335,115    (a)2,564,280    (a)2,134,550    (a)1,598,050    (a)1,351,775
                           (b)0            (b)0            (b)0            (b)0            (b)0            (b)0

---------------------------
SA Allocation Growth Portfolio (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............   (a)$12.757      (a)$14.352      (a)$14.824      (a)$14.345      (a)$14.958      (a)$17.380
                             (b)$12.121      (b)$12.361      (b)$13.933      (b)$13.395      (b)$13.878      (b)$16.021
 Ending AUV...............   (a)$14.352      (a)$14.824      (a)$14.345      (a)$14.958      (a)$17.380      (a)$15.904
                             (b)$12.361      (b)$13.933      (b)$13.395      (b)$13.878      (b)$16.021      (b)$14.564
 Ending Number of AUs..... (a)2,108,604    (a)1,859,018    (a)1,492,337    (a)1,246,426    (a)1,076,296    (a)851,246
                           (b)0            (b)0            (b)0            (b)0            (b)0            (b)0

---------------------------
SA Allocation Moderate Growth Portfolio (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............   (a)$12.720      (a)$13.854      (a)$14.247      (a)$13.805      (a)$14.383      (a)$16.332
                             (b)$12.055      (b)$13.045      (b)$13.356      (b)$12.858      (b)$13.310      (b)$15.015
 Ending AUV...............   (a)$13.854      (a)$14.247      (a)$13.805      (a)$14.383      (a)$16.332      (a)$15.148
                             (b)$13.045      (b)$13.356      (b)$12.858      (b)$13.310      (b)$15.015      (b)$13.837
 Ending Number of AUs..... (a)8,154,995    (a)7,242,360    (a)6,368,175    (a)5,587,012    (a)4,585,791    (a)3,693,526
                           (b)27,715       (b)27,715       (b)27,715       (b)27,715       (b)27,715       (b)27,715

---------------------------
SA Allocation Moderate Portfolio (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............   (a)$13.017      (a)$13.968      (a)$14.355      (a)$13.924      (a)$14.496      (a)$16.194
                             (b)$12.292      (b)$13.106      (b)$13.410      (b)$12.923      (b)$13.367      (b)$14.836
 Ending AUV...............   (a)$13.968      (a)$14.355      (a)$13.924      (a)$14.496      (a)$16.194      (a)$15.176
                             (b)$13.106      (b)$13.410      (b)$12.923      (b)$13.367      (b)$14.836      (b)$13.813
 Ending Number of AUs..... (a)3,600,305    (a)3,101,999    (a)2,591,951    (a)2,299,786    (a)1,985,902    (a)1,676,963
                           (b)1,509        (b)1,594        (b)1,949        (b)352          (b)0            (b)0

---------------------------



        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses (1.40%)
        (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.


                                      A-5


SEASONS STRATEGIES




                                                                   FISCAL          FISCAL          FISCAL
                                                                    YEAR            YEAR            YEAR
                                                                   ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                                                4/30/09         4/30/10         4/30/11
============================================================= =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 3 SHARES
Balanced Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............................................... (a)$18.179      (a)$14.087      (a)$18.050
                                                              (b)N/A          (b)$13.619      (b)$17.168
 Ending AUV..................................................   (a)$14.087      (a)$18.050      (a)$19.923
                                                              (b)N/A            (b)$17.168      (b)$18.875
 Ending Number of AUs........................................ (a)1,959,322    (a)1,819,225    (a)1,575,141
                                                              (b)N/A          (b)0            (b)0

--------------------------------------------------------------
Conservative Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV...............................................   (a)$17.314      (a)$14.189      (a)$17.840
                                                              (b)N/A            (b)$13.727      (b)$16.803
 Ending AUV..................................................   (a)$14.189      (a)$17.840      (a)$19.412
                                                              (b)N/A            (b)$16.803      (b)$18.082
 Ending Number of AUs........................................ (a)1,642,066    (a)1,590,132    (a)1,356,982
                                                              (b)N/A          (b)0            (b)0

--------------------------------------------------------------
Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV...............................................   (a)$19.778      (a)$14.063      (a)$18.745
                                                              (b)N/A            (b)$13.522      (b)$17.786
 Ending AUV..................................................   (a)$14.063      (a)$18.745      (a)$21.313
                                                              (b)N/A            (b)$17.786      (b)$20.153
 Ending Number of AUs........................................ (a)1,952,642    (a)1,752,984    (a)1,600,941
                                                              (b)N/A          (b)0            (b)0

--------------------------------------------------------------
Moderate Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV...............................................   (a)$18.974      (a)$14.056      (a)$18.471
                                                              (b)N/A            (b)$13.561      (b)$17.571
 Ending AUV..................................................   (a)$14.056      (a)$18.471      (a)$20.726
                                                              (b)N/A            (b)$17.571      (b)$19.644
 Ending Number of AUs........................................ (a)3,143,400    (a)2,797,221    (a)2,487,770
                                                              (b)N/A          (b)0            (b)0

--------------------------------------------------------------



                                                                   FISCAL          FISCAL          FISCAL
                                                                    YEAR            YEAR            YEAR          8 MONTHS
                                                                   ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                                                4/30/12         4/30/13         4/30/14         12/31/14
============================================================= =============== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 3 SHARES
Balanced Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............................................... (a)$19.923      (a)$20.517      (a)$22.174      (a)$24.277
                                                              (b)$18.875      (b)$19.306      (b)$20.625      (b)$20.912
 Ending AUV..................................................   (a)$20.517      (a)$22.174      (a)$24.277      (a)$25.707
                                                                (b)$19.306      (b)$20.625      (b)$20.912      (b)$23.653
 Ending Number of AUs........................................ (a)1,311,138    (a)1,063,965    (a)885,957      (a)800,025
                                                              (b)0            (b)0            (b)0            (b)0

--------------------------------------------------------------
Conservative Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV...............................................   (a)$19.412      (a)$20.062      (a)$21.525      (a)$22.998
                                                                (b)$18.082      (b)$18.190      (b)$18.758      (b)$18.944
 Ending AUV..................................................   (a)$20.062      (a)$21.525      (a)$22.998      (a)$24.049
                                                                (b)$18.190      (b)$18.758      (b)$18.944      (b)$20.732
 Ending Number of AUs........................................ (a)1,315,573    (a)1,041,998    (a)771,503      (a)663,828
                                                              (b)0            (b)0            (b)0            (b)0

--------------------------------------------------------------
Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV...............................................   (a)$21.313      (a)$21.631      (a)$23.406      (a)$26.821
                                                                (b)$20.153      (b)$20.253      (b)$21.551      (b)$22.013
 Ending AUV..................................................   (a)$21.631      (a)$23.406      (a)$26.821      (a)$29.031
                                                                (b)$20.253      (b)$21.551      (b)$22.013      (b)$26.443
 Ending Number of AUs........................................ (a)1,242,524    (a)1,062,900    (a)980,013      (a)834,956
                                                              (b)0            (b)0            (b)0            (b)0

--------------------------------------------------------------
Moderate Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV...............................................   (a)$20.726      (a)$21.077      (a)$22.740      (a)$25.592
                                                                (b)$19.644      (b)$19.798      (b)$21.028      (b)$21.417
 Ending AUV..................................................   (a)$21.077      (a)$22.740      (a)$25.592      (a)$27.445
                                                                (b)$19.798      (b)$21.028      (b)$21.417      (b)$25.105
 Ending Number of AUs........................................ (a)2,013,365    (a)1,704,450    (a)1,322,445    (a)1,187,188
                                                              (b)0            (b)0            (b)0            (b)0

--------------------------------------------------------------



                                                                   FISCAL         FISCAL        FISCAL        FISCAL
                                                                    YEAR           YEAR          YEAR          YEAR
                                                                   ENDED          ENDED         ENDED         ENDED
VARIABLE PORTFOLIO                                                12/31/15       12/31/16      12/31/17      12/31/18
============================================================= =============== ============= ============= =============
SEASONS SERIES TRUST -- CLASS 3 SHARES
Balanced Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............................................... (a)$25.707      (a)$25.981    (a)$26.622    (a)$30.772
                                                              (b)$23.653      (b)$23.751    (b)$24.179    (b)$27.768
 Ending AUV..................................................   (a)$25.981    (a)$26.622    (a)$30.772    (a)$29.335
                                                                (b)$23.751    (b)$24.179    (b)$27.768    (b)$26.299
 Ending Number of AUs........................................ (a)669,008      (a)528,122    (a)389,944    (a)338,446
                                                              (b)0            (b)0          (b)0          (b)0

--------------------------------------------------------------
Conservative Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV...............................................   (a)$24.049    (a)$24.072    (a)$24.782    (a)$27.859
                                                                (b)$20.732    (b)$20.617    (b)$21.088    (b)$23.554
 Ending AUV..................................................   (a)$24.072    (a)$24.782    (a)$27.859    (a)$26.566
                                                                (b)$20.617    (b)$21.088    (b)$23.554    (b)$22.314
 Ending Number of AUs........................................ (a)627,546      (a)419,986    (a)361,060    (a)310,732
                                                              (b)0            (b)0          (b)0          (b)0

--------------------------------------------------------------
Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV...............................................   (a)$29.031    (a)$29.566    (a)$30.550    (a)$36.481
                                                                (b)$26.443    (b)$26.755    (b)$27.467    (b)$32.588
 Ending AUV..................................................   (a)$29.566    (a)$30.550    (a)$36.481    (a)$34.262
                                                                (b)$26.755    (b)$27.467    (b)$32.588    (b)$30.406
 Ending Number of AUs........................................ (a)702,115      (a)581,100    (a)472,966    (a)399,016
                                                              (b)0            (b)0          (b)0          (b)0

--------------------------------------------------------------
Moderate Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV...............................................   (a)$27.445    (a)$27.751    (a)$28.788    (a)$33.705
                                                                (b)$25.105    (b)$25.220    (b)$25.994    (b)$30.237
 Ending AUV..................................................   (a)$27.751    (a)$28.788    (a)$33.705    (a)$31.711
                                                                (b)$25.220    (b)$25.994    (b)$30.237    (b)$28.263
 Ending Number of AUs........................................ (a)1,006,019    (a)853,504    (a)700,351    (a)582,869
                                                              (b)0            (b)0          (b)0          (b)0

--------------------------------------------------------------



        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses (1.40%)
        (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.


                                      A-6


SELECT PORTFOLIOS




                                                                FISCAL          FISCAL          FISCAL
                                                                 YEAR            YEAR            YEAR
                                                                ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                                             4/30/09         4/30/10         4/30/11
========================================================== =============== =============== ===============
SUNAMERICA SERIES TRUST -- CLASS 2 SHARES+
SA DFA Ultra Short Bond Portfolio (Inception Date: 3/26/99)
 Beginning AUV............................................ (a)$11.300      (a)$11.185      (a)$11.001
                                                           (b)$11.089      (b)$10.949      (b)$10.741
 Ending AUV...............................................   (a)$11.185      (a)$11.001      (a)$10.801
                                                             (b)$10.949      (b)$10.741      (b)$10.520
 Ending Number of AUs..................................... (a)1,841,700    (a)965,233      (a)626,620
                                                           (b)3,173,466    (b)1,451,060    (b)816,197

-----------------------------------------------------------
SEASONS SERIES TRUST -- CLASS 2 SHARES*
SA Multi-Managed Diversified Fixed Income (Inception Date: 3/10/99)
 Beginning AUV............................................   (a)$12.969      (a)$12.802      (a)$13.869
                                                             (b)$12.727      (b)$12.531      (b)$13.542
 Ending AUV...............................................   (a)$12.802      (a)$13.869      (a)$14.525
                                                             (b)$12.531      (b)$13.542      (b)$14.147
 Ending Number of AUs..................................... (a)1,665,792    (a)1,452,667    (a)1,017,191
                                                           (b)3,232,718    (b)2,866,380    (b)2,272,862

-----------------------------------------------------------
SA Multi-Managed International Equity (Inception Date: 3/01/99)
 Beginning AUV............................................   (a)$12.630       (a)$7.028       (a)$9.309
                                                             (b)$12.417       (b)$6.892       (b)$9.106
 Ending AUV...............................................    (a)$7.028       (a)$9.309      (a)$10.901
                                                              (b)$6.892       (b)$9.106      (b)$10.637
 Ending Number of AUs..................................... (a)1,644,230    (a)1,196,850    (a)798,153
                                                           (b)3,075,454    (b)2,558,905    (b)2,041,775

-----------------------------------------------------------
SA Multi-Managed Large Cap Growth (Inception Date: 3/01/99)
 Beginning AUV............................................   (a)$11.010       (a)$7.086       (a)$9.415
                                                             (b)$10.804       (b)$6.936       (b)$9.193
 Ending AUV...............................................    (a)$7.086       (a)$9.415      (a)$10.628
                                                              (b)$6.936       (b)$9.193      (b)$10.351
 Ending Number of AUs..................................... (a)1,163,320    (a)1,046,003    (a)1,071,878
                                                           (b)2,811,120    (b)2,495,735    (b)2,624,981

-----------------------------------------------------------
SA Multi-Managed Large Cap Value (Inception Date: 3/01/99)
 Beginning AUV............................................   (a)$15.457       (a)$9.874      (a)$13.908
                                                             (b)$15.169       (b)$9.666      (b)$13.580
 Ending AUV...............................................    (a)$9.874      (a)$13.908      (a)$15.704
                                                              (b)$9.666      (b)$13.580      (b)$15.296
 Ending Number of AUs..................................... (a)1,082,265    (a)914,433      (a)683,291
                                                           (b)2,407,696    (b)1,975,699    (b)1,661,515

-----------------------------------------------------------
SA Multi-Managed Mid Cap Growth (Inception Date: 3/01/99)
 Beginning AUV............................................   (a)$19.624      (a)$12.468      (a)$17.977
                                                             (b)$19.259      (b)$12.206      (b)$17.554
 Ending AUV...............................................   (a)$12.468      (a)$17.977      (a)$22.629
                                                             (b)$12.206      (b)$17.554      (b)$22.042
 Ending Number of AUs..................................... (a)699,117      (a)565,741      (a)435,739
                                                           (b)1,508,677    (b)1,240,865    (b)1,029,352

-----------------------------------------------------------
SA Multi-Managed Mid Cap Value (Inception Date: 3/01/99)
 Beginning AUV............................................   (a)$24.093      (a)$15.209      (a)$22.303
                                                             (b)$23.642      (b)$14.887      (b)$21.777
 Ending AUV...............................................   (a)$15.209      (a)$22.303      (a)$26.535
                                                             (b)$14.887      (b)$21.777      (b)$25.844
 Ending Number of AUs..................................... (a)602,158      (a)484,246      (a)392,002
                                                           (b)1,410,138    (b)1,173,234    (b)1,016,522

-----------------------------------------------------------
SA Multi-Managed Small Cap (Inception Date: 3/01/99)
 Beginning AUV............................................   (a)$11.532       (a)$7.990      (a)$11.744
                                                             (b)$11.317       (b)$7.822      (b)$11.467
 Ending AUV...............................................    (a)$7.990      (a)$11.744      (a)$14.106
                                                              (b)$7.822      (b)$11.467      (b)$13.739
 Ending Number of AUs..................................... (a)789,589      (a)732,913      (a)578,676
                                                           (b)1,696,765    (b)1,483,200    (b)1,158,520

-----------------------------------------------------------



                                                                FISCAL          FISCAL          FISCAL
                                                                 YEAR            YEAR            YEAR          8 MONTHS
                                                                ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                                             4/30/12         4/30/13         4/30/14         12/31/14
========================================================== =============== =============== =============== ===============
SUNAMERICA SERIES TRUST -- CLASS 2 SHARES+
SA DFA Ultra Short Bond Portfolio (Inception Date: 3/26/99)
 Beginning AUV............................................ (a)$10.801      (a)$10.597      (a)$10.400      (a)$10.210
                                                           (b)$10.520      (b)$10.296      (b)$10.079      (b)$9.870
 Ending AUV...............................................   (a)$10.597      (a)$10.400      (a)$10.210      (a)$10.086
                                                             (b)$10.296      (b)$10.079       (b)$9.870       (b)$9.734
 Ending Number of AUs..................................... (a)397,793      (a)247,232      (a)199,928      (a)175,270
                                                           (b)721,584      (b)538,928      (b)419,759      (b)330,585

-----------------------------------------------------------
SEASONS SERIES TRUST -- CLASS 2 SHARES*
SA Multi-Managed Diversified Fixed Income (Inception Date: 3/10/99)
 Beginning AUV............................................   (a)$14.525      (a)$15.334      (a)$15.778      (a)$15.333
                                                             (b)$14.147      (b)$14.897      (b)$15.290      (b)$14.822
 Ending AUV...............................................   (a)$15.334      (a)$15.778      (a)$15.333      (a)$15.527
                                                             (b)$14.897      (b)$15.290      (b)$14.822      (b)$14.984
 Ending Number of AUs..................................... (a)777,308      (a)599,088      (a)484,346      (a)418,651
                                                           (b)1,966,989    (b)1,699,400    (b)1,438,012    (b)1,360,084

-----------------------------------------------------------
SA Multi-Managed International Equity (Inception Date: 3/01/99)
 Beginning AUV............................................   (a)$10.901       (a)$9.389      (a)$10.602      (a)$11.571
                                                             (b)$10.637       (b)$9.139      (b)$10.293      (b)$11.207
 Ending AUV...............................................    (a)$9.389      (a)$10.602      (a)$11.571      (a)$10.723
                                                              (b)$9.139      (b)$10.293      (b)$11.207      (b)$10.368
 Ending Number of AUs..................................... (a)635,033      (a)465,374      (a)402,742      (a)350,882
                                                           (b)1,635,690    (b)1,325,335    (b)1,235,523    (b)1,171,140

-----------------------------------------------------------
SA Multi-Managed Large Cap Growth (Inception Date: 3/01/99)
 Beginning AUV............................................   (a)$10.628      (a)$11.098      (a)$12.306      (a)$14.516
                                                             (b)$10.351      (b)$10.782      (b)$11.926      (b)$14.032
 Ending AUV...............................................   (a)$11.098      (a)$12.306      (a)$14.516      (a)$16.245
                                                             (b)$10.782      (b)$11.926      (b)$14.032      (b)$15.677
 Ending Number of AUs..................................... (a)759,843      (a)572,655      (a)459,689      (a)406,820
                                                           (b)1,972,060    (b)1,657,601    (b)1,421,118    (b)1,322,528

-----------------------------------------------------------
SA Multi-Managed Large Cap Value (Inception Date: 3/01/99)
 Beginning AUV............................................   (a)$15.704      (a)$15.466      (a)$18.099      (a)$21.027
                                                             (b)$15.296      (b)$15.027      (b)$17.541      (b)$20.328
 Ending AUV...............................................   (a)$15.466      (a)$18.099      (a)$21.027      (a)$22.263
                                                             (b)$15.027      (b)$17.541      (b)$20.328      (b)$21.487
 Ending Number of AUs..................................... (a)500,481      (a)380,668      (a)319,995      (a)293,286
                                                           (b)1,354,227    (b)1,138,377    (b)1,030,033    (b)943,619

-----------------------------------------------------------
SA Multi-Managed Mid Cap Growth (Inception Date: 3/01/99)
 Beginning AUV............................................   (a)$22.629      (a)$21.703      (a)$24.123      (a)$28.285
                                                             (b)$22.042      (b)$21.087      (b)$23.380      (b)$27.345
 Ending AUV...............................................   (a)$21.703      (a)$24.123      (a)$28.285      (a)$31.015
                                                             (b)$21.087      (b)$23.380      (b)$27.345      (b)$29.934
 Ending Number of AUs..................................... (a)308,040      (a)204,652      (a)162,925      (a)143,301
                                                           (b)834,462      (b)690,049      (b)606,824      (b)544,674

-----------------------------------------------------------
SA Multi-Managed Mid Cap Value (Inception Date: 3/01/99)
 Beginning AUV............................................   (a)$26.535      (a)$25.239      (a)$29.779      (a)$35.187
                                                             (b)$25.844      (b)$24.520      (b)$28.860      (b)$34.015
 Ending AUV...............................................   (a)$25.239      (a)$29.779      (a)$35.187      (a)$37.757
                                                             (b)$24.520      (b)$28.860      (b)$34.015      (b)$36.438
 Ending Number of AUs..................................... (a)296,779      (a)229,990      (a)185,375      (a)169,966
                                                           (b)805,441      (b)680,124      (b)604,617      (b)545,455

-----------------------------------------------------------
SA Multi-Managed Small Cap (Inception Date: 3/01/99)
 Beginning AUV............................................   (a)$14.106      (a)$13.284      (a)$14.523      (a)$17.389
                                                             (b)$13.739      (b)$12.906      (b)$14.075      (b)$16.810
 Ending AUV...............................................   (a)$13.284      (a)$14.523      (a)$17.389      (a)$18.326
                                                             (b)$12.906      (b)$14.075      (b)$16.810      (b)$17.686
 Ending Number of AUs..................................... (a)467,143      (a)364,265      (a)288,793      (a)258,101
                                                           (b)945,377      (b)775,828      (b)672,050      (b)593,439

-----------------------------------------------------------



                                                                FISCAL          FISCAL         FISCAL        FISCAL
                                                                 YEAR            YEAR           YEAR          YEAR
                                                                ENDED           ENDED          ENDED         ENDED
VARIABLE PORTFOLIO                                             12/31/15        12/31/16       12/31/17      12/31/18
========================================================== =============== =============== ============= =============
SUNAMERICA SERIES TRUST -- CLASS 2 SHARES+
SA DFA Ultra Short Bond Portfolio (Inception Date: 3/26/99)
 Beginning AUV............................................ (a)$10.086      (a)$9.857       (a)$9.697     (a)$9.616
                                                           (b)$9.734       (b)$9.837       (b)$9.653     (b)$9.548
 Ending AUV...............................................    (a)$9.857       (a)$9.697     (a)$9.616     (a)$9.611
                                                              (b)$9.837       (b)$9.653     (b)$9.548     (b)$9.519
 Ending Number of AUs..................................... (a)149,297      (a)143,801      (a)132,814    (a)0
                                                           (b)271,240      (b)270,299      (b)230,635    (b)186,078

-----------------------------------------------------------
SEASONS SERIES TRUST -- CLASS 2 SHARES*
SA Multi-Managed Diversified Fixed Income (Inception Date: 3/10/99)
 Beginning AUV............................................   (a)$15.527      (a)$15.245    (a)$15.529    (a)$15.901
                                                             (b)$14.984      (b)$14.676    (b)$14.912    (b)$15.231
 Ending AUV...............................................   (a)$15.245      (a)$15.529    (a)$15.901    (a)$15.487
                                                             (b)$14.676      (b)$14.912    (b)$15.231    (b)$14.797
 Ending Number of AUs..................................... (a)366,839      (a)280,089      (a)251,454    (a)209,194
                                                           (b)1,135,599    (b)978,569      (b)871,149    (b)639,638

-----------------------------------------------------------
SA Multi-Managed International Equity (Inception Date: 3/01/99)
 Beginning AUV............................................   (a)$10.723      (a)$10.256    (a)$10.084    (a)$12.591
                                                             (b)$10.368       (b)$9.891     (b)$9.701    (b)$12.083
 Ending AUV...............................................   (a)$10.256      (a)$10.084    (a)$12.591    (a)$10.626
                                                              (b)$9.891       (b)$9.701    (b)$12.083    (b)$10.172
 Ending Number of AUs..................................... (a)297,430      (a)243,718      (a)252,012    (a)205,769
                                                           (b)1,099,856    (b)919,493      (b)860,247    (b)748,851

-----------------------------------------------------------
SA Multi-Managed Large Cap Growth (Inception Date: 3/01/99)
 Beginning AUV............................................   (a)$16.245      (a)$16.726    (a)$16.983    (a)$21.353
                                                             (b)$15.677      (b)$16.101    (b)$16.307    (b)$20.453
 Ending AUV...............................................   (a)$16.726      (a)$16.983    (a)$21.353    (a)$20.663
                                                             (b)$16.101      (b)$16.307    (b)$20.453    (b)$19.742
 Ending Number of AUs..................................... (a)359,074      (a)295,629      (a)257,566    (a)226,677
                                                           (b)1,179,861    (b)1,006,160    (b)945,006    (b)771,909

-----------------------------------------------------------
SA Multi-Managed Large Cap Value (Inception Date: 3/01/99)
 Beginning AUV............................................   (a)$22.263      (a)$20.861    (a)$23.637    (a)$26.606
                                                             (b)$21.487      (b)$20.083    (b)$22.699    (b)$25.486
 Ending AUV...............................................   (a)$20.861      (a)$23.637    (a)$26.606    (a)$23.648
                                                             (b)$20.083      (b)$22.699    (b)$25.486    (b)$22.596
 Ending Number of AUs..................................... (a)212,790      (a)174,235      (a)150,490    (a)133,058
                                                           (b)803,461      (b)710,700      (b)641,039    (b)545,862

-----------------------------------------------------------
SA Multi-Managed Mid Cap Growth (Inception Date: 3/01/99)
 Beginning AUV............................................   (a)$31.015      (a)$30.648    (a)$31.618    (a)$39.325
                                                             (b)$29.934      (b)$29.506    (b)$30.365    (b)$37.672
 Ending AUV...............................................   (a)$30.648      (a)$31.618    (a)$39.325    (a)$37.345
                                                             (b)$29.506      (b)$30.365    (b)$37.672    (b)$35.685
 Ending Number of AUs..................................... (a)123,267      (a)104,068      (a)93,257     (a)77,991
                                                           (b)471,850      (b)421,753      (b)389,838    (b)342,557

-----------------------------------------------------------
SA Multi-Managed Mid Cap Value (Inception Date: 3/01/99)
 Beginning AUV............................................   (a)$37.757      (a)$35.020    (a)$40.010    (a)$44.482
                                                             (b)$36.438      (b)$33.713    (b)$38.420    (b)$42.608
 Ending AUV...............................................   (a)$35.020      (a)$40.010    (a)$44.482    (a)$38.624
                                                             (b)$33.713      (b)$38.420    (b)$42.608    (b)$36.904
 Ending Number of AUs..................................... (a)143,058      (a)122,049      (a)104,390    (a)92,779
                                                           (b)471,709      (b)411,799      (b)365,598    (b)325,163

-----------------------------------------------------------
SA Multi-Managed Small Cap (Inception Date: 3/01/99)
 Beginning AUV............................................   (a)$18.326      (a)$17.024    (a)$19.937    (a)$21.691
                                                             (b)$17.686      (b)$16.389    (b)$19.145    (b)$20.777
 Ending AUV...............................................   (a)$17.024      (a)$19.937    (a)$21.691    (a)$18.886
                                                             (b)$16.389      (b)$19.145    (b)$20.777    (b)$18.046
 Ending Number of AUs..................................... (a)203,488      (a)174,040      (a)136,244    (a)111,025
                                                           (b)514,266      (b)482,586      (b)449,133    (b)386,360

-----------------------------------------------------------



        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses
        (b)        Reflecting maximum Separate Account expenses (1.65%)



        + If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of SunAmerica Series Trust are offered in your contract, instead of Class 3 Shares for the Ultra Short Bond Portfolio.
        * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).



        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.


                                      A-7


FOCUSED PORTFOLIOS




                                FISCAL          FISCAL        FISCAL        FISCAL        FISCAL
                                 YEAR            YEAR          YEAR          YEAR          YEAR
                                 ENDED          ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIO              4/30/09        4/30/10       4/30/11       4/30/12       4/30/13
========================== ================ ============= ============= ============= =============
SUNAMERICA SERIES TRUST -- CLASS 2 SHARES**
SA AB Growth (Inception Date: 10/19/18)
 Beginning AUV............ (a)N/A           (a)N/A        (a)N/A        (a)N/A        (a)N/A
                           (b)N/A           (b)N/A        (b)N/A        (b)N/A        (b)N/A
 Ending AUV............... (a)N/A           (a)N/A        (a)N/A        (a)N/A        (a)N/A
                           (b)N/A           (b)N/A        (b)N/A        (b)N/A        (b)N/A
 Ending Number of AUs..... (a)N/A           (a)N/A        (a)N/A        (a)N/A        (a)N/A
                           (b)N/A           (b)N/A        (b)N/A        (b)N/A        (b)N/A

---------------------------
SEASONS SERIES TRUST -- CLASS 2 SHARES**
SA Columbia Focused Value (Inception Date: 10/04/01)
 Beginning AUV............ (a)$18.019       (a)$12.288    (a)$16.316    (a)$18.468    (a)$16.600
                           (b)$17.728       (b)$12.059    (b)$15.972    (b)$18.034    (b)$16.169
 Ending AUV............... (a)$12.288       (a)$16.316    (a)$18.468    (a)$16.600    (a)$18.773
                           (b)$12.059       (b)$15.972    (b)$18.034    (b)$16.169    (b)$18.240
 Ending Number of AUs..... (a)825,643       (a)611,248    (a)473,087    (a)348,429    (a)249,670
                           (b)1,289,395     (b)999,193    (b)782,521    (b)642,295    (b)537,137

---------------------------



                               FISCAL                      FISCAL        FISCAL        FISCAL         FISCAL
                                YEAR        8 MONTHS        YEAR          YEAR          YEAR           YEAR
                               ENDED         ENDED         ENDED         ENDED         ENDED           ENDED
VARIABLE PORTFOLIO            4/30/14       12/31/14      12/31/15      12/31/16      12/31/17       12/31/18
========================== ============= ============= ============= ============= ============= ================
SUNAMERICA SERIES TRUST -- CLASS 2 SHARES**
SA AB Growth (Inception Date: 10/19/18)
 Beginning AUV............ (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A
                           (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A
 Ending AUV............... (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A         (a)$8.937
                           (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A         (b)$8.932
 Ending Number of AUs..... (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)724,185
                           (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)1,688,332

---------------------------
SEASONS SERIES TRUST -- CLASS 2 SHARES**
SA Columbia Focused Value (Inception Date: 10/04/01)
 Beginning AUV............ (a)$18.773    (a)$22.137    (a)$24.144    (a)$22.841    (a)$26.835    (a)$32.155
                           (b)$18.240    (b)$21.455    (b)$23.361    (b)$22.045    (b)$25.835    (b)$30.881
 Ending AUV............... (a)$22.137    (a)$24.144    (a)$22.841    (a)$26.835    (a)$32.155    (a)$27.884
                           (b)$21.455    (b)$23.361    (b)$22.045    (b)$25.835    (b)$30.881    (b)$26.711
 Ending Number of AUs..... (a)210,393    (a)189,426    (a)157,706    (a)151,547    (a)126,418    (a)114,314
                           (b)452,079    (b)395,600    (b)360,829    (b)298,564    (b)277,655    (b)253,416

---------------------------



        AUV - Accumulation Unit Value
        AU - Accumulation Units

        (a)        Reflecting minimum Separate Account expenses

        (b)        Reflecting maximum Separate Account expenses (1.65%)


        ** If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of SunAmerica and Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.


                                      A-8


SEASONS STRATEGIES




                                                           FISCAL          FISCAL          FISCAL
                                                            YEAR            YEAR            YEAR
                                                           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                                        4/30/09         4/30/10         4/30/11
===================================================== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 2 SHARES*
Balanced Growth (Inception Date: 4/15/97)
 Beginning AUV....................................... (a)$18.257      (a)$14.162      (a)$18.164
                                                      (b)$17.920      (b)$13.865      (b)$17.739
 Ending AUV..........................................   (a)$14.162      (a)$18.164      (a)$20.069
                                                        (b)$13.865      (b)$17.739      (b)$19.550
 Ending Number of AUs................................ (a)2,965,397    (a)2,157,185    (a)1,695,485
                                                      (b)4,862,037    (b)4,036,502    (b)3,286,767

------------------------------------------------------
Conservative Growth (Inception Date: 4/15/97)
 Beginning AUV.......................................   (a)$17.395      (a)$14.272      (a)$17.962
                                                        (b)$17.063      (b)$13.964      (b)$17.530
 Ending AUV..........................................   (a)$14.272      (a)$17.962      (a)$19.564
                                                        (b)$13.964      (b)$17.530      (b)$19.047
 Ending Number of AUs................................ (a)1,927,003    (a)1,679,672    (a)1,259,648
                                                      (b)3,374,910    (b)3,056,024    (b)2,529,210

------------------------------------------------------
Growth (Inception Date: 4/15/97)
 Beginning AUV.......................................   (a)$19.858      (a)$14.134      (a)$18.859
                                                        (b)$19.489      (b)$13.837      (b)$18.417
 Ending AUV..........................................   (a)$14.134      (a)$18.859      (a)$21.464
                                                        (b)$13.837      (b)$18.417      (b)$20.908
 Ending Number of AUs................................ (a)1,434,326    (a)1,177,447    (a)867,104
                                                      (b)2,847,801    (b)2,204,234    (b)1,760,902

------------------------------------------------------
Moderate Growth (Inception Date: 4/15/97)
 Beginning AUV.......................................   (a)$19.047      (a)$14.124      (a)$18.579
                                                        (b)$18.693      (b)$13.827      (b)$18.143
 Ending AUV..........................................   (a)$14.124      (a)$18.579      (a)$20.868
                                                        (b)$13.827      (b)$18.143      (b)$20.327
 Ending Number of AUs................................ (a)2,923,463    (a)2,354,172    (a)1,718,124
                                                      (b)6,007,247    (b)5,176,424    (b)3,850,959

------------------------------------------------------



                                                           FISCAL          FISCAL          FISCAL
                                                            YEAR            YEAR            YEAR          8 MONTHS
                                                           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                                        4/30/12         4/30/13         4/30/14         12/31/14
===================================================== =============== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 2 SHARES*
Balanced Growth (Inception Date: 4/15/97)
 Beginning AUV....................................... (a)$20.069      (a)$20.688      (a)$22.381      (a)$24.528
                                                      (b)$19.550      (b)$20.103      (b)$21.694      (b)$23.716
 Ending AUV..........................................   (a)$20.688      (a)$22.381      (a)$24.528      (a)$25.989
                                                        (b)$20.103      (b)$21.694      (b)$23.716      (b)$25.087
 Ending Number of AUs................................ (a)1,311,196    (a)1,074,328    (a)801,415      (a)735,112
                                                      (b)2,769,737    (b)2,400,245    (b)2,018,496    (b)1,909,908

------------------------------------------------------
Conservative Growth (Inception Date: 4/15/97)
 Beginning AUV.......................................   (a)$19.564      (a)$20.241      (a)$21.738      (a)$23.247
                                                        (b)$19.047      (b)$19.657      (b)$21.058      (b)$22.464
 Ending AUV..........................................   (a)$20.241      (a)$21.738      (a)$23.247      (a)$24.327
                                                        (b)$19.657      (b)$21.058      (b)$22.464      (b)$23.468
 Ending Number of AUs................................ (a)1,084,493    (a)829,142      (a)589,045      (a)557,574
                                                      (b)2,192,095    (b)1,848,360    (b)1,633,338    (b)1,530,763

------------------------------------------------------
Growth (Inception Date: 4/15/97)
 Beginning AUV.......................................   (a)$21.464      (a)$21.807      (a)$23.619      (a)$27.093
                                                        (b)$20.908      (b)$21.189      (b)$22.892      (b)$26.194
 Ending AUV..........................................   (a)$21.807      (a)$23.619      (a)$27.093      (a)$29.345
                                                        (b)$21.189      (b)$22.892      (b)$26.194      (b)$28.324
 Ending Number of AUs................................ (a)707,107      (a)528,767      (a)457,129      (a)404,049
                                                      (b)1,418,343    (b)1,208,182    (b)1,046,939    (b)976,102

------------------------------------------------------
Moderate Growth (Inception Date: 4/15/97)
 Beginning AUV.......................................   (a)$20.868      (a)$21.244      (a)$22.943      (a)$25.845
                                                        (b)$20.327      (b)$20.641      (b)$22.236      (b)$24.987
 Ending AUV..........................................   (a)$21.244      (a)$22.943      (a)$25.845      (a)$27.735
                                                        (b)$20.641      (b)$22.236      (b)$24.987      (b)$26.769
 Ending Number of AUs................................ (a)1,331,052    (a)995,662      (a)852,133      (a)749,732
                                                      (b)3,124,656    (b)2,554,616    (b)2,337,912    (b)2,166,847

------------------------------------------------------



                                                           FISCAL          FISCAL          FISCAL          FISCAL
                                                            YEAR            YEAR            YEAR            YEAR
                                                           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                                        12/31/15        12/31/16        12/31/17        12/31/18
===================================================== =============== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 2 SHARES*
Balanced Growth (Inception Date: 4/15/97)
 Beginning AUV....................................... (a)$25.989      (a)$26.293      (a)$26.969      (a)$31.203
                                                      (b)$25.087      (b)$25.317      (b)$25.903      (b)$29.895
 Ending AUV..........................................   (a)$26.293      (a)$26.969      (a)$31.203      (a)$29.770
                                                        (b)$25.317      (b)$25.903      (b)$29.895      (b)$28.451
 Ending Number of AUs................................ (a)621,275      (a)527,292      (a)471,540      (a)383,254
                                                      (b)1,690,938    (b)1,469,299    (b)1,226,283    (b)1,057,894

------------------------------------------------------
Conservative Growth (Inception Date: 4/15/97)
 Beginning AUV.......................................   (a)$24.327      (a)$24.375      (a)$25.118      (a)$28.265
                                                        (b)$23.468      (b)$23.455      (b)$24.110      (b)$27.063
 Ending AUV..........................................   (a)$24.375      (a)$25.118      (a)$28.265      (a)$26.987
                                                        (b)$23.455      (b)$24.110      (b)$27.063      (b)$25.774
 Ending Number of AUs................................ (a)470,468      (a)407,971      (a)350,593      (a)301,464
                                                      (b)1,373,409    (b)1,236,824    (b)1,086,574    (b)977,188

------------------------------------------------------
Growth (Inception Date: 4/15/97)
 Beginning AUV.......................................   (a)$29.345      (a)$29.915      (a)$30.941      (a)$36.983
                                                        (b)$28.324      (b)$28.802      (b)$29.716      (b)$35.430
 Ending AUV..........................................   (a)$29.915      (a)$30.941      (a)$36.983      (a)$34.771
                                                        (b)$28.802      (b)$29.716      (b)$35.430      (b)$33.226
 Ending Number of AUs................................ (a)349,412      (a)315,015      (a)253,410      (a)215,412
                                                      (b)902,148      (b)772,858      (b)696,348      (b)617,041

------------------------------------------------------
Moderate Growth (Inception Date: 4/15/97)
 Beginning AUV.......................................   (a)$27.735      (a)$28.073      (a)$29.151      (a)$34.163
                                                        (b)$26.769      (b)$27.027      (b)$27.996      (b)$32.728
 Ending AUV..........................................   (a)$28.073      (a)$29.151      (a)$34.163      (a)$32.174
                                                        (b)$27.027      (b)$27.996      (b)$32.728      (b)$30.745
 Ending Number of AUs................................ (a)668,824      (a)547,197      (a)492,417      (a)418,594
                                                      (b)1,966,175    (b)1,673,272    (b)1,507,162    (b)1,384,479

------------------------------------------------------



        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses
        (b)        Reflecting maximum Separate Account expenses (1.65%)



        * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).



        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.


                                      A-9

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDIX B - MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK
                         FOR LIFE EXTENSION PARAMETERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MARKETLOCK INCOME PLUS EXTENSION PARAMETERS FOR CONTRACTS PURCHASED PRIOR TO
                                  MAY 4, 2009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The information below is important to you if you purchased a contract between MAY 1, 2008 AND MAY 3, 2009 and you elected the MARKETLOCK INCOME PLUS living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period and initial Income Credit Period end after the fifth contract year. On or about your fifth contract anniversary you had an opportunity to extend both the Income Base Evaluation Period and the Income Credit Period (the "Extension") for an additional five years. If you elected the initial first Extension, you will have the opportunity to elect a second Extension on or about your tenth contract anniversary, provided the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of Extension. In choosing the second Extension, your fee will change as detailed below. No other parameters or terms of your current benefit, including investment requirements, will change as a result of the second Extension.

If you do not wish to elect the second Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements that applied upon the first Extension. However, your Income Base will no longer be adjusted for higher anniversary values or income credits. Please note that if you did not elect the initial first Extension when it was offered, you will not be permitted to extend the Income Base Evaluation and Income Credit Periods at this time. If you do not elect this second Extension, you will not be eligible for any subsequent Extension in the future.

As with all important financial decisions, we recommend that you discuss this with your financial representative.

For information on the MarketLock Income Plus living benefit you elected at purchase, please see MARKETLOCK INCOME PLUS SECTION UNDER OPTIONAL LIVING BENEFITS.


How do I elect the second Extension?

If you are eligible for the second Extension because you previously elected the first Extension and wish to elect the second Extension, you must complete the Election Form you will receive. The terms of the second Extension for contracts purchased between MAY 1, 2008 AND MAY 3, 2009 are detailed below. The Income Base Evaluation Period and the Income Credit Period may both be extended for an additional 5 year period.

As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values and the Income Credit Period refers to the period of time over which we calculate a potential Income Credit. These components are used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.


What is the fee if I elect the second Extension?

If you elect the second Extension, the fee for the living benefit which is calculated as a percentage of the Income Base and deducted quarterly will be increased by 0.15% as follows:


                         CURRENT
                     ANNUALIZED FEE     ANNUALIZED FEE
    NUMBER OF          AFTER FIRST       AFTER SECOND
 COVERED PERSONS        EXTENSION         EXTENSION
        One         1.20%              1.35%
        Two         1.45%              1.60%

What are the investment requirements if I elect the second Extension?

If you elect the second Extension, the investment requirements will not change from those that currently apply to the first Extension. Your assets must remain allocated in accordance with one of the following options:


 Option 1     Up to 50% in one or more of the following:
              SA Allocation Balanced
              SA Allocation Moderate
              SA Allocation Moderate Growth
              Up to 100% in one or more of the following:
              SA DFA Ultra Short Bond
              SA VCP Dynamic Allocation
              SA VCP Dynamic Strategy
 Option 2     25% SA VCP Dynamic Allocation and
              25% SA VCP Dynamic Strategy and
              50% in one of the following:
              Allocation 1*
              Allocation 2*
              Allocation 3*
              * Please see the allocations for the formerly available
              Strategic Allocation Program in the STRATEGIC
              ALLOCATION PROGRAM FOR CONTRACTS ISSUED
              PRIOR TO FEBRUARY 6, 2017 APPENDIX.

As a reminder, you also have the option to cancel your MarketLock Income Plus living benefit on your tenth anniversary, or any anniversary thereafter. If you elect to cancel your living benefit, you will no longer receive the guarantees of the MarketLock Income Plus living benefit and you will no longer be charged the fee.


                                      B-1

 ------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE FIRST
                             EXTENSION PARAMETERS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The information below is important to you if you purchased a contract between MAY 4, 2009 AND JANUARY 18, 2010 and you elected the MARKETLOCK INCOME PLUS OR MARKETLOCK FOR LIFE PLUS living benefit or if you purchased a contract between MAY 4, 2009 AND JANUARY 20, 2012 and you elected the MARKETLOCK FOR LIFE living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period and the initial Income Credit Period (not applicable to MarketLock For Life) end after the fifth contract year. On or about your fifth contract anniversary, you have an opportunity to extend the Income Base Evaluation Period and the Income Credit Period, if applicable, for an additional five years (the "Extension") depending on which MarketLock feature you elected at the time of purchase:


     MARKETLOCK FEATURE         CONTRACT PURCHASE DATES
 MarketLock Income Plus     May 4, 2009 - January 18, 2010
 MarketLock For Life Plus   May 4, 2009 - January 18, 2010
 MarketLock For Life        May 4, 2009 - January 20, 2012

In choosing the Extension, your fee and investment requirements will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your living benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements. However, your Income Base will no longer be adjusted for higher anniversary values or income credits (not applicable to MarketLock For Life). Please note that if you do not elect the Extension on or about your fifth anniversary, you will not be permitted to extend the Income Base Evaluation and Income Credit Periods, if applicable, in the future.

As a reminder, you also have the option to cancel your living benefit on your fifth or tenth anniversaries, or any anniversary after the tenth. If you elect to cancel your living benefit, you will no longer receive the guarantees of the living benefit and you will no longer be charged the fee.

As with all important financial decisions, we recommend that you discuss this with your financial representative.

For information on the MarketLock Feature you elected at purchase, please see MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS, OR MARKETLOCK FOR LIFE SECTION UNDER OPTIONAL LIVING BENEFITS.


How do I elect the Extension?

To elect the Extension, you must complete the Election Form we send you. If you elected the MarketLock Income Plus or MarketLock For Life Plus living benefit, both the Income Base Evaluation Period and the Income Credit Period may be extended for an additional 5 year period. If you elected the MarketLock For Life living benefit, the Income Base Evaluation Period may be extended for an additional 5 year period.

As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values and the Income Credit Period refers to the period of time over which we calculate a potential Income Credit. These components are used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.


What is the fee and the investment requirements if I elect the MarketLock Income Plus Extension?

If you elect MARKETLOCK INCOME PLUS EXTENSION, the fee for the living benefit will be increased by 0.10% as follows:


                     CURRENT ANNUALIZED     ANNUALIZED FEE AFTER
                             FEE                 EXTENSION
                      (calculated as a        (calculated as a
    NUMBER OF           percentage of        percentage of the
 COVERED PERSONS      the Income Base)          Income Base)
        One                1.10%                   1.20%
        Two                1.35%                   1.45%

The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MARKETLOCK INCOME PLUS living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the following options:



 Option 1 At least 50% and up to 100% in one or more of the following:
              SA DFA Ultra Short Bond Portfolio
              SA VCP Dynamic Allocation Portfolio
              SA VCP Dynamic Strategy Portfolio
              Up to 50% in one or more of the following Variable
              Portfolios:
              SA Allocation Balanced
              SA Allocation Moderate
              SA Allocation Moderate Growth
 Option 2     25% SunAmerica Dynamic Allocation Portfolio and
              25% SunAmerica Dynamic Strategy Portfolio and
              50% in one of the following:
              Allocation 1*
              Allocation 2*
              Allocation 3*
              * Please see the allocations for the formerly available
              Strategic Allocation Program in the STRATEGIC
              ALLOCATION PROGRAM FOR CONTRACTS ISSUED
              PRIOR TO FEBRUARY 6, 2017 APPENDIX.


What is the fee and the investment requirements if I elect the MarketLock For Life Plus or MarketLock For Life Extension?

If you elect MARKETLOCK FOR LIFE PLUS EXTENSION, the fee for the living benefit will be increased by 0.25% for One


                                      B-2



Covered Person and 0.20% for Two Covered Persons as follows:


                     CURRENT ANNUALIZED     ANNUALIZED FEE AFTER
                             FEE                 EXTENSION
                      (calculated as a        (calculated as a
    NUMBER OF           percentage of        percentage of the
 COVERED PERSONS      the Income Base)          Income Base)
        One                0.95%                   1.20%
        Two                1.25%                   1.45%

If you elect MARKETLOCK FOR LIFE EXTENSION, the fee for the living benefit will be increased by 0.25% as follows:


                     CURRENT ANNUALIZED     ANNUALIZED FEE AFTER
                             FEE                 EXTENSION
                      (calculated as a        (calculated as a
    NUMBER OF           percentage of        percentage of the
 COVERED PERSONS      the Income Base)          Income Base)
        One                0.70%                   0.95%
        Two                0.95%                   1.20%

The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MARKETLOCK FOR LIFE PLUS OR MARKETLOCK FOR LIFE living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the following options:



 Option 1 At least 50% and up to 100% in one or more of the following:
              SA DFA Ultra Short Bond Portfolio
              SA VCP Dynamic Allocation Portfolio
              SA VCP Dynamic Strategy Portfolio
              Up to 50% in one or more of the following Variable
              Portfolios:
              SA Allocation Balanced
              SA Allocation Moderate
              SA Allocation Moderate Growth
 Option 2     25% SA VCP Dynamic Allocation Portfolio and
              25% SA VCP Dynamic Strategy Portfolio and
              50% in one of the following:
              Allocation 1*
              Allocation 2*
              Allocation 3*
              * Please see the allocations for the formerly available
              Strategic Allocation Program in the STRATEGIC
              ALLOCATION PROGRAM FOR CONTRACTS ISSUED
              PRIOR TO FEBRUARY 6, 2017 APPENDIX.
 Option 3 At least 50% and up to 100% in one or more of the following:
              SA DFA Ultra Short Bond Portfolio
              SA VCP Dynamic Allocation Portfolio
              SA VCP Dynamic Strategy Portfolio
              Up to 50% in accordance with the requirements outline in the table below:






   INVESTMENT        INVESTMENT           VARIABLE PORTFOLIOS
      GROUP         REQUIREMENT          AND/OR FIXED ACCOUNTS
 A. NON             Minimum 0%     PREMIER PORTFOLIOS
  RESTRICTED        Maximum 50%    Fidelity VIP Investment Grade
                                   Bond
                                   SEASONS STRATEGIES
                                   Balanced Growth Strategy
                                   Conservative Growth Strategy
                                   Growth Strategy
                                   Moderate Growth Strategy
                                   SELECT PORTFOLIOS
                                   SA Multi-Managed Diversified
                                   Fixed Income Portfolio
                                   SA Wellington Real Return
                                   Portfolio
                                   MANAGED ALLOCATION PORTFOLIOS
                                   SA Allocation Balanced Portfolio
                                   SA Allocation Moderate
                                   Portfolio
                                   SA Allocation Moderate Growth
                                   Portfolio
                                   DCA FIXED ACCOUNTS (if
                                   available)
                                   6-Month DCA
                                   1-Year DCA
                                   2-Year DCA
                                   FIXED ACCOUNTS
                                   1-Year Fixed (if available)
 B. EQUITY          Minimum 0%     PREMIER PORTFOLIOS
  MAXIMUM          Maximum 7.5%    American Funds Global Growth
                                   American Funds Growth
                                   American Funds Growth-Income
                                   Fidelity VIP Contrafund(R)
                                   Fidelity VIP Equity-Income
                                   Fidelity VIP Mid Cap
                                   Fidelity VIP Overseas
                                   T. Rowe Price Blue Chip Growth
                                   II
                                   T. Rowe Price Equity Income II
                                   SELECT PORTFOLIOS
                                   SA Multi-Managed Large Cap
                                   Growth Portfolio
                                   SA Multi-Managed Large Cap
                                   Value Portfolio
                                   SA Multi-Managed Mid Cap
                                   Growth Portfolio
                                   SA Multi-Managed Mid Cap
                                   Value Portfolio
                                   SA Multi-Managed Small Cap
                                   Portfolio
                                   SA Multi-Managed International
                                   Equity Portfolio
                                   FOCUSED PORTFOLIOS
                                   SA AB Growth
                                   SA Columbia Focused Value
                                   Portfolio



                                      B-3

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




The following details the standard and Maximum Anniversary Value death benefits, the Combination HV & Roll-Up death benefit and the EstatePlus death benefit payable upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether Living Benefits were elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse's date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

We define "Continuation Net Purchase Payments" as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered a Purchase Payment. We define "Continuation Purchase Payments" as Purchase Payments made on or after the Continuation Date.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

The term "Withdrawal Adjustment" is used, if a Living Benefit had been elected, in describing the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse's 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to the Continuing Spouse's 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the excess withdrawal reduced the resulting contract value. If a withdrawal is taken on or after the Continuing Spouse's 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER THE CONTINUING SPOUSE'S 86TH BIRTHDAY.

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether the original Owner had elected one of the Living Benefits, described above.

We will not accept subsequent Purchase Payments on or after the 5th contract anniversary from your contract issue date if you have elected a living benefit feature.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.


A. STANDARD AND MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

     1.   STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greater of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments.

          If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:

          a.  Contract value; or

          b.  The lesser of:

              (1)    Continuation Net Purchase Payments; or

              (2)    125% of the contract value.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.

     2.   OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus any Continuation Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.

          If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

     1.   STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:

          a.  Contract value; or

          b.  Continuation Purchase Payments reduced by:

               (i) any Withdrawal Adjustment after the Continuation Date, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value.

     2.   OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

          a.  Contract value; or

          b.  Continuation Purchase Payments reduced by:

               (i) any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus Continuation Purchase Payments received since that contract anniversary; and reduced by:

               (i) any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

      The anniversary value for any year is equal to the contract value on the applicable anniversary.

      If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit with election of a Living Benefit, described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

      If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the original Owner of the contract elected the standard death benefit and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greater of:

     a.   Contract value; or

     b. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be greater of:

     a.   Contract value; or

     b.   The lesser of:

          (1) Contract value on the Continuation Date plus Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

          (2)   125% of the contract value.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to the contract value.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN OCTOBER 16, 2000 AND AUGUST 2, 2004.

If the Standard Death Benefit is applicable upon the Continuing Spouse's death and the Continuing Spouse is age 74 or younger at the time of death, we will pay the Beneficiary the greater of:

     1.   Contract value; or

     2. Continuation Net Purchase Payments compounded at a 3% annual growth rate until the date of death, plus any Continuation Net Purchase Payments recorded after the date of death.

If the Continuing Spouse is age 75 or older at the time of death, the Standard Death Benefit is the greater of:

     1.   Contract value; or

     2. Continuation Net Purchase Payments compounded at a 3% annual growth until the Continuing Spouse's 75th birthday, plus any Continuation Net Purchase Payments recorded after age 75 until the date of death.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

     a.   Contract value; or

     b.   Continuation Net Purchase Payments; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to contract value and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.

IF YOUR CONTRACT WAS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2007, and if the Continuing Spouse is age 90 or older at the time of death, the death benefit is equal to contract value.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN OCTOBER 16, 2000 AND AUGUST 2, 2004.

If the Maximum Anniversary Value option is selected and if the Continuing Spouse is younger than age 90 at the time of death and a Continuation Contribution was made, the death benefit is the greater of:

     1.   Contract value; or

     2.   Continuation Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary occurring after the Continuation Date but prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Continuation Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Maximum Anniversary Value option is selected and NO Continuation Contribution was made the death benefit is the greater of:

     1.   Contract value; or

     2.   Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary occurring after the issue date but before the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. The Continuing Spouse's Beneficiary will not receive any benefit from the optional enhanced death benefit. However, the Continuing Spouse's Beneficiary may still receive a benefit from Earnings Advantage if the date of death is prior to the Latest Annuity Date.

THE FOLLOWING IS A DESCRIPTION OF THE COMBINATION HV & ROLL-UP DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.

If the original Owner elected the optional Combination HV & Roll-Up Death Benefit and the Continuing Spouse continues the contract on the Continuation Date before their 85th birthday and does not terminate this optional death benefit, the death benefit will be the greatest of:

     1.   Contract value; or

     2. Maximum Anniversary Value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 85th birthday or date of death, plus any Continuation Purchase Payments received since that anniversary and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary after the Continuation Date.

     3. Continuation Net Purchase Payments received prior to the Continuing Spouse's 80th birthday accumulated at 5% through the earliest of:

          (a)        15 years after the contract date; or

          (b)        The day before the Continuing Spouse's 80th birthday; or

          (c) The Continuing Spouse's date of death, adjusted for Continuation Net Purchase Payments received after the timeframes outlined in (a)-(c). Continuation Net Purchase Payments received after the timeframes outlined in (a)-(c) will not accrue at 5%.

If the Continuing Spouse is age 85 or older on the Continuation Date, the death benefit is equal to contract value and the optional Combination HV & Roll-Up Death Benefit fee will no longer be deducted.

If the Continuing Spouse terminates the Combination HV & Roll-Up death benefit on the Continuation Date, the standard death benefit for the Continuing Spouse applies upon his/her death and the fee for the Combination HV & Roll-Up death benefit no longer applies.

THE FOLLOWING IS A DESCRIPTION OF THE PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:

     1.   Contract value; or

     2. Contract value on the Continuation Date plus Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death; plus any Continuation Net Purchase Payment received after the Continuing Spouse's 75th birthday to the earlier of the Continuing Spouse's 86th birthday or date of death; or

     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of each such withdrawal that occurs after the seventh contract anniversary, plus Continuation Net Purchase Payments received between the seventh contract anniversary date but prior to the Continuing Spouse's 86th birthday.

If the Continuing Spouse is age 75-82 on the Continuation Date and the Continuing Spouse dies prior to his/her 86th birthday, then the death benefit will be the greatest of:

     1.   Contract value; or

     2. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

     3. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, plus any Continuation Net Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any Gross Withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date. If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value and the fee for the Continuation HV & Roll-Up Death Benefit will no longer be deducted as of the Continuation Date.

THE FOLLOWING IS A DESCRIPTION OF THE 5% ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.

If the 5% Accumulation option is selected and a Continuation Contribution was made the death benefit is the greater of:

     1.   Contract value; or

     2. Continuation Net Purchase Payments made from the Continuation Date including the Continuation Contribution, compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Continuation Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Continuation Net Purchase Payments.

If 5% Accumulation option is selected and no Continuation Contribution was made:

     1.   Contract value; or

     2. Net Purchase Payments made from the date of issue compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Continuation Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum of two times the Continuation Net Purchase Payments.

If the Continuing Spouse dies after the Latest Annuity Date and the 5% Accumulation option applied, any death benefit payable under the contract will be the Standard Death Benefit as described above. The Continuing Spouse's Beneficiary will not receive any benefit from the 5% Accumulation option.


C. THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING
  SPOUSE'S DEATH:

The EstatePlus ("Earnings Advantage" for contracts issued prior to August 2,
2004) benefit is only available if the original Owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage" or "Earnings Advantage Percentage" for contracts issued prior to August 2,
2004), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage" or "Maximum Earnings Advantage Percentage" for contracts issued prior to August 2, 2004), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Maximum Anniversary Value or Purchase Payment Accumulation death benefit options.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:


 CONTRACT YEAR        ESTATEPLUS               MAXIMUM
    OF DEATH          PERCENTAGE         ESTATEPLUS BENEFIT
 Years 0-4        25% of Earnings     40% of Continuation Net
                                      Purchase Payments*
                                      (25% for contracts
                                      issued prior to 8/2/04)
 Years 5-9        40% of Earnings     65% of Continuation Net
                                      Purchase Payments*
                                      (40% for contracts
                                      issued prior to 8/2/04)
 Years 10+        50% of Earnings     75% of Continuation Net
                                      Purchase Payments*
                                      (50% for contracts
                                      issued prior to 8/2/04)

On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:


 CONTRACT YEAR        ESTATEPLUS               MAXIMUM
    OF DEATH          PERCENTAGE         ESTATEPLUS BENEFIT
 All Contract     25% of Earnings     40% of Continuation Net
 Years                                Purchase Payments*

* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit calculation.


What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus benefit as indicated in the tables above.


What is the EstatePlus benefit?

We determine the EstatePlus benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where

     (1)    equals the contract value on the Continuing Spouse's date of death;

     (2)    equals the Continuation Net Purchase Payment(s).


What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



           PROSPECTUS PROVISION                                AVAILABILITY OR VARIATION                         STATES
Administration Charge                      Contract Maintenance Fee is $30.                                  North Dakota
Administration Charge                      Charge will be deducted pro-rata from Variable Portfolios only.   Washington
Annuity Date                               You may switch to the Income Phase any time after your first      Florida
                                             contract anniversary.
Death Benefits                             The standard death benefit is only available to contract owners   Washington
                                             or continuing spouses who are
                                           age 82 and younger.
Death Benefits                             The Combination HV & Roll-Up death benefit and EstatePlus death   Washington
                                             benefit are not available.
Death Benefits Upon Spousal Continuation   If you continue your contract on or after your 83rd birthday,     Washington
                                             the death benefit is equal to
                                           contract value.
MarketLock                                 Charge will be deducted pro-rata from Variable Portfolios only.   Oregon
MarketLock For Life                                                                                          Texas
MarketLock For Life Plus                                                                                     Washington
MarketLock For Two
MarketLock Income Plus
MarketLock For Life                        You may elect the current Maximum Annual Withdrawal Amount to be  Oregon received monthly.
MarketLock For Life Plus
MarketLock Income Plus
Premium Tax                                We deduct premium tax charges of 0.50% for Qualified contracts    California
                                             and 2.35% for Non-Qualified
                                           contracts based on contract value when you begin the Income
                                             Phase.
Premium Tax                                We deduct premium tax charges of 0% for Qualified contracts and   Maine
                                             2.0% for Non-Qualified
                                           contracts based on total Purchase Payments when you begin the
                                             Income Phase.
Premium Tax                                We deduct premium tax charges of 0% for Qualified contracts and   Nevada
                                             3.5% for Non-Qualified
                                           contracts based on contract value when you begin the Income
                                             Phase.
Premium Tax                                For the first $500,000 in the contract, we deduct premium tax     South Dakota
                                             charges of 0% for Qualified
                                           contracts and 1.25% for Non-Qualified contracts based on total
                                             Purchase Payments when you
                                           begin the Income Phase. For any amount in excess of $500,000 in the contract, we deduct
                                           front-end premium tax charges of 0% for Qualified contracts and
                                             0.08% for Non-Qualified
                                           contracts based on total Purchase Payments when you begin the
                                             Income Phase.
Premium Tax                                We deduct premium tax charges of 1.0% for Qualified contracts     West Virginia
                                             and 1.0% for Non-Qualified
                                           contracts based on contract value when you begin the Income
                                             Phase.
Premium Tax                                We deduct premium tax charges of 0% for Qualified contracts and   Wyoming
                                             1.0% for Non-Qualified
                                           contracts based on total Purchase Payments when you begin the
                                             Income Phase.
Seasons Income Rewards                     Charge will be deducted pro-rata from Variable Portfolios only.   Washington
Season Promise
Systematic Withdrawal                      Minimum withdrawal amount is $250 per withdrawal or the penalty   Minnesota
                                             free withdrawal amount.                                         Oregon
Transfer Privilege                         Any transfer over the limit of 15 will incur a $10 transfer fee.  Pennsylvania
                                                                                                             Texas
Withdrawal Charge Schedule                 For contracts issued prior to November 17, 2003, the withdrawal   Oregon
                                             charge schedule is as follows:
                                           6%, 5%, 4%, 3%, 2%, 1%, 0%. This schedule only applies if you elected a DCA Fixed Account.


                                      D-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   APPENDIX E - THE GUARANTEE FOR CONTRACTS ISSUED PRIOR TO DECEMBER 29, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


GUARANTEE OF INSURANCE OBLIGATIONS


The Company's insurance policy obligations for individual and group contracts issued by SunAmerica Annuity prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor").

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

Guarantees for contracts and certificates issued prior to the Merger will continue after the Merger. As a result, the Merger of SunAmerica Annuity into AGL will not impact the insurance obligations under the Guarantee. PLEASE SEE THE COMPANY ABOVE FOR MORE DETAILS REGARDING THE MERGER.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home, an affiliate of the Company, is an indirect wholly owned subsidiary of American International Group, Inc.


                                      E-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDIX F - STRATEGIC ALLOCATION PROGRAM FOR CONTRACTS ISSUED PRIOR TO
                                FEBRUARY 6, 2017
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


EFFECTIVE ON FEBRUARY 6, 2017, DUE TO PENDING REGULATORY CHANGES WE WILL NO LONGER OFFER THE STRATEGIC ALLOCATION PROGRAM AND WE WILL NO LONGER UPDATE THE STRATEGIC ALLOCATION PROGRAM.

IF YOU ARE CURRENTLY INVESTED IN A STRATEGIC ALLOCATION, you will remain invested in the same Variable Portfolios and in the same amounts and weights as before the Strategic Allocation Program was terminated; however, the investment will no longer be considered to be a Strategic Allocation and you may no longer trade into a Strategic Allocation. Any active asset rebalancing or dollar cost averaging programs will continue according to your current allocations on file.

ADDITIONALLY, IF YOU ELECTED A LIVING BENEFIT WHICH ALLOWED STRATEGIC ALLOCATIONS AS PART OF THE INVESTMENT REQUIREMENTS, you may trade out of your allocation at any time into any investment that meets your living benefit's investment requirements, including the asset allocation of the Variable Portfolios listed in the table below ("Allocations"). After the termination effective date, only the asset allocation of the Variable Portfolios of your current allocation or the Allocations below will meet the investment requirements for living benefits which previously allowed Strategic Allocations.


ALLOCATIONS (EFFECTIVE FEBRUARY 6, 2017)



         VARIABLE PORTFOLIOS             ALLOCATION 1     ALLOCATION 2     ALLOCATION 3
 Fidelity VIP Contrafund                      0.99%            1.32%           1.98%
 Fidelity VIP Equity-Income                   2.64%            2.97%           3.30%
 Fidelity VIP Investment Grade Bond          15.51%           10.56%           6.93%
 Fidelity VIP Mid Cap                         3.96%            5.61%           6.27%
 Fidelity VIP Overseas                        1.98%            2.64%           3.30%
 SA Allocation Balanced                      67.00%            0.00%           0.00%
 SA Allocation Moderate                       0.00%           67.00%           0.00%
 SA Allocation Moderate Growth                0.00%            0.00%          67.00%
 SA American Funds Global Growth              1.98%            2.31%           2.64%
 SA American Funds Growth                     0.66%            0.99%           1.32%
 SA American Funds Growth-Income              1.32%            1.65%           1.98%
 T. Rowe Price Blue Chip Growth II            0.99%            1.32%           1.32%
 T. Rowe Price Equity Income II               2.97%            3.63%           3.96%
                                TOTAL          100%             100%            100%



                                      F-1



      Please forward a copy (without charge) of the Seasons SelectII Variable Annuity Statement of Additional
                                                  Information to:
                                (Please print or type and fill in all information.)
    -----------------------------------------------------------------------
    Name

    -----------------------------------------------------------------------
    Address

    -----------------------------------------------------------------------
    City/State/Zip

    -----------------------------------------------------------------------
    Contract Issue Date:

    Date: -------------------------------                                    Signed: ----------------------------

 Return to: American General Life Insurance Company, Annuity Service Center, P.O. Box 15570,
 Amarillo, Texas 79105-5570

                      STATEMENT OF ADDITIONAL INFORMATION

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS


                                   ISSUED BY


                    AMERICAN GENERAL LIFE INSURANCE COMPANY


                               IN CONNECTION WITH


                         VARIABLE ANNUITY ACCOUNT FIVE

                       SEASONS SELECT II VARIABLE ANNUITY


This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated May 1, 2019, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-7862 or writing us at:



                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 15570
                           AMARILLO, TEXAS 79105-5570


                                  MAY 1, 2019


                               TABLE OF CONTENTS



                                                                Page
                                                               -----
Separate Account and the Company..............................    3
General Account...............................................    4
Master-Feeder Structure.......................................    4
Performance Data..............................................    5
Annuity Income Payments.......................................    6
Annuity Unit Values...........................................    7
Taxes.........................................................    9
Broker-Dealer Firms Receiving Revenue Sharing Payments........   16
Distribution of Contracts.....................................   16
Financial Statements..........................................   18

                        SEPARATE ACCOUNT AND THE COMPANY

American General Life Insurance Company ("AGL" or the "Company") is a stock life insurance company organized under the laws of the State of Texas on April 11, 1960. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. American International Group is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. The commitments under the contacts are the Company's, and American International Group has no legal obligation to back those commitments.

On December 31, 2012, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), American General Assurance Company ("AGAC"), American General Life and Accident Insurance Company ("AGLA"), American General Life Insurance Company of Delaware ("AGLD"), SunAmerica Life Insurance Company ("SALIC") and Western National Life Insurance Company, ("WNL"), affiliates of American General Life Insurance Company, merged with and into American General Life Insurance Company ("Merger"). Prior to this date, the Season Select II contracts were issued by SunAmerica Annuity in all states except New York.

Variable Annuity Account Five ("Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on July 8, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of Anchor National. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company ("SunAmerica Life"). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company. These were name changes only and did not affect the substance of any contract. Prior to December 31, 2012, the Separate Account was a separate account of SunAmerica Annuity. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, the Separate Account was transferred to and became a Separate Account of AGL under Texas law.

The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by contract charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds' management to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).


                                GENERAL ACCOUNT

The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the fixed and/or DCA fixed account options of various available periods offered in connection with the general account, as elected by the owner purchasing a contract. The DCA fixed accounts are not available if the Seasons Reward Program is elected. Other fixed account options may be available to you. Please refer to your contract for additional information. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.


                            MASTER-FEEDER STRUCTURE


The following underlying funds currently do not buy individual securities directly: SA American Funds Global Growth Portfolio, SA American Funds Growth Portfolio, SA American Funds Growth-Income Portfolio, SA American Funds Asset Allocation Portfolio, and SA American Funds VCP Managed Allocation Portfolio (the "Feeder Funds"). Instead, each Feeder Fund invests all of its investment assets in a corresponding "Master Fund" of American Funds Insurance Series(R), managed by Capital Research and Management Company ("Capital Research").


Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, SunAmerica Asset Management, LLC ("SAAMCo") does not provide any portfolio management services for the Feeder Funds. SAAMCo provides those services for the Feeder Funds that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds' other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, SAAMCo will provide these services so long as a Feeder Fund is a "feeder fund" investing in a Master Fund.

SAAMCo has contractually agreed to waive 0.70% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the underlying fund ceases to operate as a "feeder fund," SAAMCo will serve as investment manager for the Feeder Fund.

The terms "Feeder Fund" and "Master Fund" as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:

      - Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, SAAMCo's advisory fee is solely attributable to administrative services, not portfolio management. Moreover, SAAMCo has contractually agreed to waive certain Feeder Fund advisory fees for as long as the Feeder Funds invest in a Master Fund); and

      - Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.

                                PERFORMANCE DATA

From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

Performance data for the various Variable Portfolios are computed in the manner described below.

VARIABLE PORTFOLIOS

The Variable Portfolios of the Separate Account compute their performance data as "total return." Total return figures are derived from historical data and are not intended to be a projection of future performance.

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

For contracts without the Seasons Rewards program:


                     n
     P     (1 + T)       =   ERV

For contracts with the Seasons Rewards program:


                                 n
     [P     (1 + E)]   (1 + T)       =   ERV

where:


     P     =   a hypothetical initial payment of $1,000
     T     =   average annual total return
     n     =   number of years
     E     =   Payment Enhancement Rate
     ERV   =   redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the 1, 5, or 10 year periods (or fractional portion thereof)

Standardized performance for the Variable Portfolios available in this contract reflect total returns using the method of computation discussed below:

      - Using the seven year surrender charge schedule available on contracts issued without the Seasons Rewards program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Seasons Rewards program is elected; AND

      - Using the nine year surrender charge schedule available on contracts issued with the Seasons Rewards program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.

We may, from time to time, advertise other variations of performance along with the standardized performance as described above. We may, in sales literature, show performance only applicable to one surrender charge schedule to a contract holder who has already purchased the contract with or without the Seasons Rewards program. However, we will not report performance for the contract featuring Seasons Rewards program, unless net of withdrawal charges.

The total return figures reflect the effect of certain non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption.

These rates of return do not reflect election of any optional features. As a fee is charged for these features, the rates of return would be lower if these features were included in the calculations.


                            ANNUITY INCOME PAYMENTS

INITIAL MONTHLY ANNUITY INCOME PAYMENTS

The initial monthly annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax if applicable, and then applying it to the annuity table specified in the contract for fixed and variable annuity income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first monthly variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

For fixed annuity income payments, the amount of the second and each subsequent monthly fixed annuity income payment is the same as that determined above for the first fixed monthly annuity income payment.

For variable annuity income payments, the amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly variable annuity income payment, above, by the Annuity Unit value as of the day preceding the date on which each monthly variable annuity income payment is due.


                              ANNUITY UNIT VALUES

The value of an Annuity Unit is determined independently for each Variable Portfolio.

The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly variable annuity income payment would be higher, but the actual net investment rate would also have to be higher in order for variable annuity income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each monthly variable annuity income payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

   (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

   (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:


     NIF   =   ($11.46/$11.44)
           =   1.00174825

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the variable annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:


                               (1/12)
     1/        [(1.035)                   ]   =   0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

     $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial variable annuity income payment, the annuity income payment for variable annuitization is calculated based on our mortality expectations and an assumed investment rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The NIF measures the performance of the funds that are basis for the amount of future variable annuity income payments. This performance is compared to the monthly AIR, and if the rate of growth in the NIF is the same as the monthly AIR the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio NIF / (1+AIR), calculated on a monthly basis. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a contract has all of its account value allocated to a single Variable Portfolio. As of the last valuation preceding the Annuity Date, the account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655 (i.e., the account value is equal to 7543.2456 x $15.432655 =
$116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second variable annuity income payment date is $13.327695.

The first variable annuity income payment is determined using the annuity factor tables specified in the contract. These tables supply monthly annuity income payment factors, determined by the sex, age of the Annuitant and annuity income option selected, for each $1,000 of applied contract value. If the applicable factor is 5.21 for the annuitant in this hypothetical example, the first variable annuity income payment is determined by multiplying the factor of $5.21 by the result of dividing the account value by $1,000:

     First variable annuity income payment = $5.21 x ($116,412.31/$1000) =
$606.51

The number of Annuity Units (which will be constant unless the account values is transferred to another account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

     Annuity Units = $606.51/$13.256932 = 45.750404

The second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second variable annuity payment due date:

     Second variable annuity income payment = 45.750404 x $13.327695 = $609.75

The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.

Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

                                     TAXES

GENERAL

NOTE: DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLAN AND PROGRAM ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as annuity income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity income payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a non-qualified contract, the Code generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase

Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

      -   after attaining age 59 1/2;

      -   when paid to your beneficiary after you die;

      -   after you become disabled (as defined in the Code);

      - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

      -   under an immediate annuity contract;

      - which are attributable to Purchase Payments made prior to August 14, 1982.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which went into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions and designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely income tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs and designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or annuity income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

      -   after attainment of age 59 1/2;

      -   when paid to your beneficiary after you die;

      -   after you become disabled (as defined in the IRC);

      - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

      - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

      - dividends paid with respect to stock of a corporation described in IRC Section 404(k);

      - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

      - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

      - for payment of health insurance if you are unemployed and meet certain requirements;

      -   distributions from IRAs for certain higher education expenses;

      -   distributions from IRAs for first home purchases;

      - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply;

      - payments to certain reservists called up for active duty after September 11, 2001; or

      - payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or "transferred to another eligible plan in a direct trustee-to-trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under
Section 457(b) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; (3) minimum distributions required to be made under the Code; and (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

The Small Business Jobs Act of 2010 subsequently added the ability for "in-Plan" rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts. The American Taxpayer Relief Act of 2013 ("ATRA") expanded the ability for such in-Plan Roth conversions by permitting eligible plans that include an in-plan Roth contribution feature to offer participants the option of converting any amounts held in the plan to after-tax Roth, regardless of whether those amounts are currently distributable.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the Purchase Payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your Purchase Payments not previously withdrawn.

The new Contract owner's Purchase Payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FOREIGN ACCOUNT TAX COMPLIANCE ("FATCA")

A Contract Owner who is not a "United States person" which is defined under the Internal Revenue Code section to mean:

      -   a citizen or resident of the United States

      - a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia

      - any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)

should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, the Form W-8 BEN-E is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or acceptable substitute form. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary.

OTHER WITHHOLDING TAX

A Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. However, Revenue Procedure 2011-38 provides that a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies, will be treated as a tax-free exchange under Code section 1035 if no amounts, other than amounts received an annuity for a period of 10 years or more or during one or more lives, are received under the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, on the date the contract is placed in-force). Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrender from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities


Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2019 is the lesser of 100% of includible compensation or $19,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $6,000 in 2019 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2019 may not exceed the lesser of $56,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.


On July 26, 2007, the Department of the Treasury published final 403(b) regulations that largely became effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

The foregoing discussion is intended as a general discussion only, and you may wish to discuss the 403(b) regulations and/or the general information above with your tax advisor.

(c) Individual Retirement Annuities


Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2019 is the lesser of $6,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2019. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner nor the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income. The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590-A & B for more details. The effect of income on the deduction is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI in 2019 of less than $103,000, your contribution may be fully deductible; if your income is between $103,000 and $123,000, your contribution may be partially deductible and if your income is $123,000 or more, your contribution may not be deductible. If you are single and your income in 2019 is less than $64,000, your contribution may be fully deductible; if your income is between $64,000 and $74,000, your contribution may be partially deductible and if your income is $74,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2019 is between $193,000 and $203,000, your contribution may be partially deductible.


(d) Roth IRAs


Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2019 is the lesser of $6,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2019. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2019 is less than: $193,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $122,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.


(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans -- Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from, or in some cases made available under the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. All 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.


             BROKER-DEALER FIRMS RECEIVING REVENUE SHARING PAYMENTS


The following list includes the names of member firms of FINRA (or their affiliated broker-dealers) that received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2018, from American General Life Insurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.




  Ameriprise Financial Services, Inc.       M&T Securities, Inc.
  BBVA Compass Investment Solutions, Inc.   MML Investors Services, LLC
  BOSC, Inc.                                Morgan Stanley & Co., Incorporated
  Cetera Advisor Network LLC                NEXT Financial Group, Inc.
  Cetera Advisors LLC                       PNC Investments
  Cetera Financial Specialists LLC          Primerica Financial Services
  Cetera Investment Services LLC            Raymond James & Associates
  Citigroup Global Markets Inc.             Raymond James Financial
  Citizens Securities, Inc.                 RBC Capital Markets Corporation
  CUSO Financial Services, L.P.             Royal Alliance Associates, Inc.
  Edward D. Jones & Co., L.P.               SagePoint Financial, Inc.
  First Allied Securities                   Santander Securities LLC
  FSC Securities Corp.                      Securities America, Inc.
  H.D. Vest Investment Securities           Signator Investors/John Hancock Financial Network
  Infinex Investments, Inc.                 Summit Brokerage Services
  Investacorp, Inc                          Triad Advisors, Inc
  Investment Professionals, Inc.            U.S. Bancorp Investments, Inc.
  J.J.B. Hilliard, W.L. Lyons, Inc.         UBS Financial Services Inc.
  Janney Montgomery Scott LLC.              UnionBanc Investment Services
  Kestra Investment Services                United Planners Financial Services of America
  KMS Financial Services                    Voya Financial Advisors, Inc.
  Lincoln Financial Advisor                 Wells Fargo Advisor, LLC
  Lincoln Financial Securities              Woodbury Financial Services, Inc.
  LPL Financial Corporation


We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.


                           DISTRIBUTION OF CONTRACTS

The contracts are offered on a continuous basis through AIG Capital Services, Inc., located at 21650 Oxnard Street, Suite 750 Woodland Hills, CA 91367-4997. AIG Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The

Company and AIG Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.


                                      -17-

                              FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for Variable Annuity Account Five and American General Life Insurance Company ("AGL").

You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or call us at 1-800-445-7862. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.


The following financial statements are included in the Statement of Additional Information in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:



      - The Audited Financial Statements of Variable Annuity Account Five of American General Life Insurance Company as of December 31, 2018 and for each of the two years in the period ended December 31, 2018.



      - The Audited Statutory Financial Statements of American General Life Insurance Company as of December 31, 2018 and December 31, 2017 and for each of the three years in the period ended December 31, 2018.


The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.

American General
Life Companies

                                                  Variable Annuity Account Five
                                        American General Life Insurance Company

                                                                           2018

                                                                  Annual Report

                                                              December 31, 2018

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of Variable Annuity Account Five.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of Variable Annuity Account Five indicated in the table below as of December 31, 2018, and the related statement of operations and changes in net assets for each of the two years in the period then ended or each of the periods indicated in the table below, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts in the Variable Annuity Account Five as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the two years in the period then ended or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fidelity VIP Contrafund Portfolio      Fidelity VIP Mid Cap Portfolio
  Service Class 2                        Service Class 2
Fidelity VIP Equity-Income Portfolio   Fidelity VIP Overseas Portfolio
  Service Class 2                        Service Class 2
Fidelity VIP Investment Grade Bond     SST SA Multi-Managed Diversified
  Portfolio Service Class 2              Fixed Income Portfolio Class 2
SST Balanced Growth Strategy Class 1   SST SA Multi-Managed Diversified
                                         Fixed Income Portfolio Class 3
SST Balanced Growth Strategy Class 2   SST SA Multi-Managed International
                                         Equity Portfolio Class 1
SST Balanced Growth Strategy Class 3   SST SA Multi-Managed International
                                         Equity Portfolio Class 2
SST Conservative Growth Strategy       SST SA Multi-Managed International
  Class 1                                Equity Portfolio Class 3
SST Conservative Growth Strategy       SST SA Multi-Managed Large Cap Growth
  Class 2                                Portfolio Class 1
SST Conservative Growth Strategy       SST SA Multi-Managed Large Cap Growth
  Class 3                                Portfolio Class 2
SST Growth Strategy Class 1            SST SA Multi-Managed Large Cap Growth
                                         Portfolio Class 3
SST Growth Strategy Class 2            SST SA Multi-Managed Large Cap Value
                                         Portfolio Class 1
SST Growth Strategy Class 3            SST SA Multi-Managed Large Cap Value
                                         Portfolio Class 2
SST Moderate Growth Strategy Class 1   SST SA Multi-Managed Large Cap Value
                                         Portfolio Class 3
SST Moderate Growth Strategy Class 2   SST SA Multi-Managed Mid Cap Growth
                                         Portfolio Class 1
SST Moderate Growth Strategy Class 3   SST SA Multi-Managed Mid Cap Growth
                                         Portfolio Class 2
SST SA Allocation Balanced Portfolio   SST SA Multi-Managed Mid Cap Growth
  Class 3                                Portfolio Class 3
SST SA Allocation Growth Portfolio     SST SA Multi-Managed Mid Cap Value
  Class 3                                Portfolio Class 1
SST SA Allocation Moderate Growth      SST SA Multi-Managed Mid Cap Value
  Portfolio Class 3                      Portfolio Class 2
SST SA Allocation Moderate Portfolio   SST SA Multi-Managed Mid Cap Value
  Class 3                                Portfolio Class 3
SST SA Columbia Focused Growth         SST SA Multi-Managed Small Cap
  Portfolio Class 1 (1) (2)              Portfolio Class 1
SST SA Columbia Focused Growth         SST SA Multi-Managed Small Cap
  Portfolio Class 2 (1) (2)              Portfolio Class 2
SST SA Columbia Focused Growth         SST SA Multi-Managed Small Cap
  Portfolio Class 3 (1) (2)              Portfolio Class 3
SST SA Columbia Focused Value          SST SA Wellington Real Return
  Portfolio Class 2                      Portfolio Class 3
SST SA Columbia Focused Value          SAST SA DFA Ultra Short Bond
  Portfolio Class 3                      Portfolio Class 1
SST SA Multi-Managed Diversified       SAST SA DFA Ultra Short Bond
  Fixed Income Portfolio Class 1         Portfolio Class 2
SAST SA AB Growth Portfolio Class 1    SAST SA DFA Ultra Short Bond
                                         Portfolio Class 3
SAST SA AB Growth Portfolio Class 2    SAST SA VCP Dynamic Allocation
                                         Portfolio Class 3
SAST SA AB Growth Portfolio Class 3    SAST SA VCP Dynamic Strategy
                                         Portfolio Class 3
SAST SA American Funds Global Growth   T Rowe Price Equity Income Portfolio
  Portfolio Class 3                      II Class
SAST SA American Funds Growth
  Portfolio Class 3
SAST SA American Funds Growth-Income
  Portfolio Class 3
T Rowe Price Blue Chip Growth
  Portfolio II Class

(1) The SST SA Columbia Focused Growth Portfolio, in operation for the period January 1, 2017 to December 31, 2017 and January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(2) Where there was a cessation of operations, only a statement of operations and changes in net assets is included for the respective period presented.

Basis for Opinions

These financial statements are the responsibility of American General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts in the Variable Annuity Account Five based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Variable Annuity Account Five in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 22, 2019

We have served as the auditor of one or more of the sub-accounts in the AIG Life and Retirement Separate Account Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

                                                           Due from
                                                             (to)                  Contract                   Net Assets
                                                          Company's                Owners - Contract Owners Attributable to
                                            Investments    General                 Annuity  - Accumulation  Contract Owner
Sub-accounts                               at Fair Value Account, Net  Net Assets  Reserves    Reserves        Reserves
------------                               ------------- ------------ ------------ -------- --------------- ---------------
Fidelity VIP Contrafund Portfolio Service
  Class 2                                  $  4,060,678     $  --     $  4,060,678 $ 12,222  $  4,048,456    $  4,060,678
Fidelity VIP Equity-Income Portfolio
  Service Class 2                             5,175,034        --        5,175,034    1,070     5,173,964       5,175,034
Fidelity VIP Investment Grade Bond
  Portfolio Service Class 2                  14,667,060        --       14,667,060   24,134    14,642,926      14,667,060
Fidelity VIP Mid Cap Portfolio Service
  Class 2                                     7,488,036        --        7,488,036    1,901     7,486,135       7,488,036
Fidelity VIP Overseas Portfolio Service
  Class 2                                     4,732,312        --        4,732,312      835     4,731,477       4,732,312
SST Balanced Growth Strategy Class 1         13,380,409        --       13,380,409  323,773    13,056,636      13,380,409
SST Balanced Growth Strategy Class 2         50,940,870        --       50,940,870  237,071    50,703,799      50,940,870
SST Balanced Growth Strategy Class 3         28,498,313        --       28,498,313   74,854    28,423,459      28,498,313
SST Conservative Growth Strategy
  Class 1                                     8,232,579        --        8,232,579   50,476     8,182,103       8,232,579
SST Conservative Growth Strategy
  Class 2                                    39,772,208        --       39,772,208  380,996    39,391,212      39,772,208
SST Conservative Growth Strategy
  Class 3                                    23,879,275        --       23,879,275  220,733    23,658,542      23,879,275
SST Growth Strategy Class 1                  17,180,799        --       17,180,799   29,596    17,151,203      17,180,799
SST Growth Strategy Class 2                  32,599,327        --       32,599,327       --    32,599,327      32,599,327
SST Growth Strategy Class 3                  38,376,995        --       38,376,995  679,128    37,697,867      38,376,995
SST Moderate Growth Strategy Class 1         15,285,561        --       15,285,561   73,162    15,212,399      15,285,561
SST Moderate Growth Strategy Class 2         67,275,297        --       67,275,297   84,863    67,190,434      67,275,297
SST Moderate Growth Strategy Class 3         53,117,203        --       53,117,203   35,044    53,082,159      53,117,203
SST SA Allocation Balanced Portfolio
  Class 3                                    64,953,452        --       64,953,452  102,754    64,850,698      64,953,452
SST SA Allocation Growth Portfolio
  Class 3                                    37,630,596        --       37,630,596   29,006    37,601,590      37,630,596
SST SA Allocation Moderate Growth
  Portfolio Class 3                         217,119,370        --      217,119,370       --   217,119,370     217,119,370
SST SA Allocation Moderate Portfolio
  Class 3                                    89,608,359        --       89,608,359  210,077    89,398,282      89,608,359
SST SA Columbia Focused Value
  Portfolio Class 2                          12,312,795        --       12,312,795   78,208    12,234,587      12,312,795
SST SA Columbia Focused Value
  Portfolio Class 3                           8,204,507        --        8,204,507    1,936     8,202,571       8,204,507
SST SA Multi-Managed Diversified Fixed
  Income Portfolio Class 1                    1,877,251        --        1,877,251   29,875     1,847,376       1,877,251
SST SA Multi-Managed Diversified Fixed
  Income Portfolio Class 2                   19,454,517        --       19,454,517   44,665    19,409,852      19,454,517
SST SA Multi-Managed Diversified Fixed
  Income Portfolio Class 3                   11,846,784        --       11,846,784   52,367    11,794,417      11,846,784
SST SA Multi-Managed International
  Equity Portfolio Class 1                    1,116,218        --        1,116,218       --     1,116,218       1,116,218
SST SA Multi-Managed International
  Equity Portfolio Class 2                   16,707,397        --       16,707,397   65,668    16,641,729      16,707,397
SST SA Multi-Managed International
  Equity Portfolio Class 3                   11,814,331        --       11,814,331   15,298    11,799,033      11,814,331
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 1                    3,965,302        --        3,965,302   10,689     3,954,613       3,965,302
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 2                   28,619,474        --       28,619,474   84,796    28,534,678      28,619,474
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 3                   15,110,607        --       15,110,607  486,542    14,624,065      15,110,607
SST SA Multi-Managed Large Cap Value
  Portfolio Class 1                           3,146,990        --        3,146,990      301     3,146,689       3,146,990
SST SA Multi-Managed Large Cap Value
  Portfolio Class 2                          22,512,814        --       22,512,814   56,160    22,456,654      22,512,814
SST SA Multi-Managed Large Cap Value
  Portfolio Class 3                          11,683,375        --       11,683,375  390,323    11,293,052      11,683,375
SST SA Multi-Managed Mid Cap Growth
  Portfolio Class 1                           3,012,620        --        3,012,620   31,804     2,980,816       3,012,620
SST SA Multi-Managed Mid Cap Growth
  Portfolio Class 2                          19,243,732        --       19,243,732   97,696    19,146,036      19,243,732
SST SA Multi-Managed Mid Cap Growth
  Portfolio Class 3                          11,925,238        --       11,925,238  294,365    11,630,873      11,925,238
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 1                           2,447,000        --        2,447,000      496     2,446,504       2,447,000
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 2                          20,488,721        --       20,488,721   78,678    20,410,043      20,488,721
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 3                          12,405,166        --       12,405,166  213,799    12,191,367      12,405,166
SST SA Multi-Managed Small Cap
  Portfolio Class 1                           1,415,977        --        1,415,977    1,255     1,414,722       1,415,977
SST SA Multi-Managed Small Cap
  Portfolio Class 2                          14,061,815        --       14,061,815   89,956    13,971,859      14,061,815
SST SA Multi-Managed Small Cap
  Portfolio Class 3                           9,183,171        --        9,183,171   35,342     9,147,829       9,183,171
SST SA Wellington Real Return Portfolio
  Class 3                                     5,742,062        --        5,742,062      996     5,741,066       5,742,062
SAST SA AB Growth Portfolio Class 1             989,993        --          989,993   13,980       976,013         989,993
SAST SA AB Growth Portfolio Class 2          25,690,672        --       25,690,672   91,912    25,598,760      25,690,672
SAST SA AB Growth Portfolio Class 3          17,187,027        --       17,187,027   16,835    17,170,192      17,187,027
SAST SA American Funds Global Growth
  Portfolio Class 3                           6,204,935        --        6,204,935      950     6,203,985       6,204,935
SAST SA American Funds Growth
  Portfolio Class 3                           4,263,044        --        4,263,044      436     4,262,608       4,263,044
SAST SA American Funds Growth-
  Income Portfolio Class 3                    5,717,995        --        5,717,995      678     5,717,317       5,717,995
SAST SA DFA Ultra Short Bond Portfolio
  Class 1                                       859,292        --          859,292       --       859,292         859,292
SAST SA DFA Ultra Short Bond Portfolio
  Class 2                                     4,461,405        --        4,461,405   52,437     4,408,968       4,461,405
SAST SA DFA Ultra Short Bond Portfolio
  Class 3                                     9,651,786        --        9,651,786   25,432     9,626,354       9,651,786
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                          51,156,131        --       51,156,131       --    51,156,131      51,156,131
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                          47,416,740        --       47,416,740       --    47,416,740      47,416,740
T Rowe Price Blue Chip Growth Portfolio
  II Class                                    4,120,370        --        4,120,370   14,681     4,105,689       4,120,370
T Rowe Price Equity Income Portfolio II
  Class                                       5,298,397        --        5,298,397    1,071     5,297,326       5,298,397

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2018

                                                                            Net Asset
                                                                            Value per Shares at Fair Cost of Shares
Sub-accounts                                                       Shares     Share       Value           Held      Level*
------------                                                     ---------- --------- -------------- -------------- ------
Fidelity VIP Contrafund Portfolio Service Class 2                   129,693  $31.31    $  4,060,678   $  4,242,044    1
Fidelity VIP Equity-Income Portfolio Service Class 2                260,707   19.85       5,175,034      5,549,995    1
Fidelity VIP Investment Grade Bond Portfolio Service Class 2      1,219,207   12.03      14,667,060     15,087,904    1
Fidelity VIP Mid Cap Portfolio Service Class 2                      256,264   29.22       7,488,036      8,330,524    1
Fidelity VIP Overseas Portfolio Service Class 2                     249,726   18.95       4,732,312      4,721,627    1
SST Balanced Growth Strategy Class 1                                322,575   41.48      13,380,409      5,961,265    1
SST Balanced Growth Strategy Class 2                              1,262,475   40.35      50,940,870     29,572,895    1
SST Balanced Growth Strategy Class 3                                717,300   39.73      28,498,313     17,200,416    1
SST Conservative Growth Strategy Class 1                            218,952   37.60       8,232,579      4,228,067    1
SST Conservative Growth Strategy Class 2                          1,087,861   36.56      39,772,208     25,132,323    1
SST Conservative Growth Strategy Class 3                            663,682   35.98      23,879,275     18,349,810    1
SST Growth Strategy Class 1                                         354,609   48.45      17,180,799      6,692,173    1
SST Growth Strategy Class 2                                         691,836   47.12      32,599,327     15,426,457    1
SST Growth Strategy Class 3                                         827,983   46.35      38,376,995     24,890,639    1
SST Moderate Growth Strategy Class 1                                340,891   44.84      15,285,561      5,910,214    1
SST Moderate Growth Strategy Class 2                              1,543,011   43.60      67,275,297     32,162,234    1
SST Moderate Growth Strategy Class 3                              1,238,163   42.90      53,117,203     29,556,827    1
SST SA Allocation Balanced Portfolio Class 3                      7,217,050    9.00      64,953,452     78,885,703    1
SST SA Allocation Growth Portfolio Class 3                        3,162,235   11.90      37,630,596     33,765,809    1
SST SA Allocation Moderate Growth Portfolio Class 3              23,651,348    9.18     217,119,370    251,122,374    1
SST SA Allocation Moderate Portfolio Class 3                      9,563,325    9.37      89,608,359    102,200,286    1
SST SA Columbia Focused Value Portfolio Class 2                     774,390   15.90      12,312,795     11,460,219    1
SST SA Columbia Focused Value Portfolio Class 3                     515,358   15.92       8,204,507      8,085,823    1
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1     167,164   11.23       1,877,251      1,960,178    1
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2   1,732,370   11.23      19,454,517     20,198,131    1
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3   1,059,641   11.18      11,846,784     12,282,373    1
SST SA Multi-Managed International Equity Portfolio Class 1         137,296    8.13       1,116,218      1,003,288    1
SST SA Multi-Managed International Equity Portfolio Class 2       2,052,506    8.14      16,707,397     16,500,508    1
SST SA Multi-Managed International Equity Portfolio Class 3       1,454,967    8.12      11,814,331     11,792,509    1
SST SA Multi-Managed Large Cap Growth Portfolio Class 1             320,558   12.37       3,965,302      3,902,559    1
SST SA Multi-Managed Large Cap Growth Portfolio Class 2           2,367,202   12.09      28,619,474     30,020,918    1
SST SA Multi-Managed Large Cap Growth Portfolio Class 3           1,264,486   11.95      15,110,607     16,063,161    1
SST SA Multi-Managed Large Cap Value Portfolio Class 1              235,553   13.36       3,146,990      3,312,301    1
SST SA Multi-Managed Large Cap Value Portfolio Class 2            1,686,353   13.35      22,512,814     23,313,073    1
SST SA Multi-Managed Large Cap Value Portfolio Class 3              875,159   13.35      11,683,375     12,742,663    1
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1               191,887   15.70       3,012,620      2,591,655    1
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2             1,290,659   14.91      19,243,732     18,188,564    1
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3               823,566   14.48      11,925,238     12,179,529    1
SST SA Multi-Managed Mid Cap Value Portfolio Class 1                176,424   13.87       2,447,000      2,637,955    1
SST SA Multi-Managed Mid Cap Value Portfolio Class 2              1,480,399   13.84      20,488,721     23,405,183    1
SST SA Multi-Managed Mid Cap Value Portfolio Class 3                898,274   13.81      12,405,166     14,798,114    1
SST SA Multi-Managed Small Cap Portfolio Class 1                    121,962   11.61       1,415,977      1,376,587    1
SST SA Multi-Managed Small Cap Portfolio Class 2                  1,245,511   11.29      14,061,815     14,131,760    1
SST SA Multi-Managed Small Cap Portfolio Class 3                    828,059   11.09       9,183,171      9,741,029    1
SST SA Wellington Real Return Portfolio Class 3                     620,763    9.25       5,742,062      6,057,056    1
SAST SA AB Growth Portfolio Class 1                                  24,855   39.83         989,993      1,052,077    1
SAST SA AB Growth Portfolio Class 2                                 650,232   39.51      25,690,672     27,256,902    1
SAST SA AB Growth Portfolio Class 3                                 440,806   38.99      17,187,027     18,275,377    1
SAST SA American Funds Global Growth Portfolio Class 3              677,395    9.16       6,204,935      8,133,998    1
SAST SA American Funds Growth Portfolio Class 3                     461,368    9.24       4,263,044      5,447,495    1
SAST SA American Funds Growth-Income Portfolio Class 3              599,371    9.54       5,717,995      7,318,710    1
SAST SA DFA Ultra Short Bond Portfolio Class 1                       80,989   10.61         859,292        855,714    1
SAST SA DFA Ultra Short Bond Portfolio Class 2                      425,707   10.48       4,461,405      4,448,241    1
SAST SA DFA Ultra Short Bond Portfolio Class 3                      928,950   10.39       9,651,786      9,766,118    1
SAST SA VCP Dynamic Allocation Portfolio Class 3                  4,539,142   11.27      51,156,131     56,699,976    1
SAST SA VCP Dynamic Strategy Portfolio Class 3                    4,141,200   11.45      47,416,740     51,435,283    1
T Rowe Price Blue Chip Growth Portfolio II Class                    138,920   29.66       4,120,370      3,517,766    1
T Rowe Price Equity Income Portfolio II Class                       227,692   23.27       5,298,397      6,214,408    1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                           Fidelity VIP Fidelity VIP
                                                              Fidelity VIP   Equity-     Investment  Fidelity VIP Fidelity VIP
                                                               Contrafund     Income     Grade Bond    Mid Cap      Overseas
                                                               Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                                                Service      Service      Service      Service      Service
                                                                Class 2      Class 2      Class 2      Class 2      Class 2
                                                              ------------ ------------ ------------ ------------ ------------
For the Year Ended December 31, 2018
From operations:
   Dividends                                                  $    20,588  $   120,650  $   369,854  $    34,813  $    70,290
   Mortality and expense risk and administrative charges          (77,127)     (97,549)    (254,498)    (140,029)     (87,018)
                                                              -----------  -----------  -----------  -----------  -----------
   Net investment income (loss)                                   (56,539)      23,101      115,356     (105,216)     (16,728)
   Net realized gain (loss)                                       197,436       25,853     (229,107)     143,641      264,147
   Capital gain distribution from mutual funds                    458,947      309,429      111,959      821,971           --
   Change in unrealized appreciation (depreciation) of
     investments                                                 (899,505)    (940,222)    (422,298)  (2,153,540)  (1,163,771)
                                                              -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from operations                (299,661)    (581,839)    (424,090)  (1,293,144)    (916,352)
                                                              -----------  -----------  -----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                         127,996          379      138,453       35,186          413
   Payments for contract benefits or terminations              (1,114,703)  (1,032,159)  (3,031,187)  (1,711,682)    (815,542)
   Transfers between sub-accounts (including fixed
     account), net                                               (237,200)       6,412     (239,797)     739,645      423,486
   Contract maintenance charges                                   (32,452)     (55,760)    (142,224)     (91,232)     (54,428)
   Adjustments to net assets allocated to contracts in
     payout period                                                  1,753            9           21           18            6
                                                              -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from contract transactions   (1,254,606)  (1,081,119)  (3,274,734)  (1,028,065)    (446,065)
                                                              -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets                              (1,554,267)  (1,662,958)  (3,698,824)  (2,321,209)  (1,362,417)
Net assets at beginning of period                               5,614,945    6,837,992   18,365,884    9,809,245    6,094,729
                                                              -----------  -----------  -----------  -----------  -----------
Net assets at end of period                                   $ 4,060,678  $ 5,175,034  $14,667,060  $ 7,488,036  $ 4,732,312
                                                              ===========  ===========  ===========  ===========  ===========
Beginning units                                                   313,702      436,588    1,420,330      513,321      557,995
Units issued                                                       19,130       19,042      118,728       67,515       54,364
Units redeemed                                                    (86,350)     (88,149)    (378,221)    (113,372)     (93,957)
                                                              -----------  -----------  -----------  -----------  -----------
Ending units                                                      246,482      367,481    1,160,837      467,464      518,402
                                                              ===========  ===========  ===========  ===========  ===========
For the Year Ended December 31, 2017
From operations:
   Dividends                                                  $    42,141  $   101,650  $   409,435  $    47,953  $    69,545
   Mortality and expense risk and administrative charges          (86,217)    (106,689)    (285,796)    (152,834)     (95,008)
                                                              -----------  -----------  -----------  -----------  -----------
   Net investment income (loss)                                   (44,076)      (5,039)     123,639     (104,881)     (25,463)
   Net realized gain (loss)                                       209,002      136,485     (137,514)     304,937      425,301
   Capital gain distribution from mutual funds                    304,903      145,754       88,807      477,458        5,412
   Change in unrealized appreciation (depreciation) of
     investments                                                  540,192      439,691      388,716    1,034,643    1,114,866
                                                              -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from operations               1,010,021      716,891      463,648    1,712,157    1,520,116
                                                              -----------  -----------  -----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                          90,013       10,999      119,812       76,044        1,137
   Payments for contract benefits or terminations                (978,080)  (1,112,198)  (3,040,549)  (1,507,997)    (808,520)
   Transfers between sub-accounts (including fixed
     account), net                                                (40,838)     230,288    1,048,052     (358,583)    (533,321)
   Contract maintenance charges                                   (35,707)     (58,712)    (151,391)     (94,960)     (59,227)
   Adjustments to net assets allocated to contracts in
     payout period                                                   (516)           7           20           14            7
                                                              -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from contract transactions     (965,128)    (929,616)  (2,024,056)  (1,885,482)  (1,399,924)
                                                              -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets                                  44,893     (212,725)  (1,560,408)    (173,325)     120,192
Net assets at beginning of period                               5,570,052    7,050,717   19,926,292    9,982,570    5,974,537
                                                              -----------  -----------  -----------  -----------  -----------
Net assets at end of period                                   $ 5,614,945  $ 6,837,992  $18,365,884  $ 9,809,245  $ 6,094,729
                                                              ===========  ===========  ===========  ===========  ===========
Beginning units                                                   372,431      499,213    1,578,102      619,938      700,048
Units issued                                                       16,013       27,124      162,625       13,065       14,926
Units redeemed                                                    (74,742)     (89,749)    (320,397)    (119,682)    (156,979)
                                                              -----------  -----------  -----------  -----------  -----------
Ending units                                                      313,702      436,588    1,420,330      513,321      557,995
                                                              ===========  ===========  ===========  ===========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                  SST          SST           SST          SST          SST
                                                                Balanced     Balanced      Balanced   Conservative Conservative
                                                                 Growth       Growth        Growth       Growth       Growth
                                                                Strategy     Strategy      Strategy     Strategy     Strategy
                                                                Class 1      Class 2       Class 3      Class 1      Class 2
                                                              -----------  ------------  -----------  ------------ ------------
For the Year Ended December 31, 2018
From operations:
   Mortality and expense risk and administrative
     charges                                                  $  (218,969) $   (947,946) $  (507,152) $  (127,888) $  (717,379)
                                                              -----------  ------------  -----------  -----------  -----------
   Net investment income (loss)                                  (218,969)     (947,946)    (507,152)    (127,888)    (717,379)
   Net realized gain (loss)                                     1,421,153     7,726,606    2,947,954      629,816    3,632,568
   Change in unrealized appreciation (depreciation) of
     investments                                               (1,844,089)   (9,344,112)  (3,830,420)    (875,833)  (4,896,211)
                                                              -----------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets from operations                (641,905)   (2,565,452)  (1,389,618)    (373,905)  (1,981,022)
                                                              -----------  ------------  -----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                             205       199,151       73,739          180       21,683
   Payments for contract benefits or terminations              (1,547,877)   (8,003,884)  (4,439,661)    (631,388)  (5,861,191)
   Transfers between sub-accounts (including fixed
     account), net                                               (408,971)     (729,019)    (671,885)    (305,134)     326,427
   Contract maintenance charges                                    (5,297)      (26,769)     (91,317)      (3,641)     (17,200)
   Adjustments to net assets allocated to contracts in
     payout period                                                    839        (2,157)       3,304       (6,603)      (2,096)
                                                              -----------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets from contract transactions   (1,961,101)   (8,562,678)  (5,125,820)    (946,586)  (5,532,377)
                                                              -----------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets                              (2,603,006)  (11,128,130)  (6,515,438)  (1,320,491)  (7,513,399)
Net assets at beginning of period                              15,983,415    62,069,000   35,013,751    9,553,070   47,285,607
                                                              -----------  ------------  -----------  -----------  -----------
Net assets at end of period                                   $13,380,409  $ 50,940,870  $28,498,313  $ 8,232,579  $39,772,208
                                                              ===========  ============  ===========  ===========  ===========
Beginning units                                                   499,020     2,054,099    1,164,352      329,267    1,729,279
Units issued                                                        4,164       124,398       14,248        3,846       46,028
Units redeemed                                                    (65,986)     (407,215)    (183,497)     (36,364)    (247,771)
                                                              -----------  ------------  -----------  -----------  -----------
Ending units                                                      437,198     1,771,282      995,103      296,749    1,527,536
                                                              ===========  ============  ===========  ===========  ===========
For the Year Ended December 31, 2017
From operations:
   Mortality and expense risk and administrative
     charges                                                  $  (225,550) $ (1,011,883) $  (552,123) $  (139,426) $  (769,711)
                                                              -----------  ------------  -----------  -----------  -----------
   Net investment income (loss)                                  (225,550)   (1,011,883)    (552,123)    (139,426)    (769,711)
   Net realized gain (loss)                                     1,627,353     7,147,490    4,260,159    1,079,167    3,928,200
   Change in unrealized appreciation (depreciation) of
     investments                                                  964,068     3,058,688    1,530,061      258,400    2,428,848
                                                              -----------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets from operations               2,365,871     9,194,295    5,238,097    1,198,141    5,587,337
                                                              -----------  ------------  -----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                           2,880        37,603    1,619,021      139,286      253,322
   Payments for contract benefits or terminations              (1,989,535)  (10,122,691)  (7,968,609)  (1,894,695)  (7,107,241)
   Transfers between sub-accounts (including fixed
     account), net                                                (23,557)     (895,502)    (241,942)      (4,036)     334,735
   Contract maintenance charges                                    (6,122)      (29,224)    (102,141)      (3,830)     (19,170)
   Adjustments to net assets allocated to contracts in
     payout period                                                 (1,208)        2,177       (2,096)       3,162       (3,779)
                                                              -----------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets from contract transactions   (2,017,542)  (11,007,637)  (6,695,767)  (1,760,113)  (6,542,133)
                                                              -----------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets                                 348,329    (1,813,342)  (1,457,670)    (561,972)    (954,796)
Net assets at beginning of period                              15,635,086    63,882,342   36,471,421   10,115,042   48,240,403
                                                              -----------  ------------  -----------  -----------  -----------
Net assets at end of period                                   $15,983,415  $ 62,069,000  $35,013,751  $ 9,553,070  $47,285,607
                                                              ===========  ============  ===========  ===========  ===========
Beginning units                                                   565,659     2,443,583    1,398,070      392,885    1,981,285
Units issued                                                       18,239        34,360       83,842        7,319       57,246
Units redeemed                                                    (84,878)     (423,844)    (317,560)     (70,937)    (309,252)
                                                              -----------  ------------  -----------  -----------  -----------
Ending units                                                      499,020     2,054,099    1,164,352      329,267    1,729,279
                                                              ===========  ============  ===========  ===========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                  SST                                                  SST
                                                              Conservative     SST          SST          SST         Moderate
                                                                 Growth       Growth       Growth       Growth        Growth
                                                                Strategy     Strategy     Strategy     Strategy      Strategy
                                                                Class 3      Class 1      Class 2      Class 3       Class 1
                                                              ------------ -----------  -----------  ------------  -----------
For the Year Ended December 31, 2018
From operations:
   Mortality and expense risk and administrative
     charges                                                  $  (404,511) $  (277,821) $  (615,654) $   (696,326) $  (243,355)
                                                              -----------  -----------  -----------  ------------  -----------
   Net investment income (loss)                                  (404,511)    (277,821)    (615,654)     (696,326)    (243,355)
   Net realized gain (loss)                                     1,873,369    1,407,774    3,900,107     4,922,515    1,459,614
   Change in unrealized appreciation (depreciation) of
     investments                                               (2,658,700)  (2,153,403)  (5,318,388)   (6,510,155)  (2,107,920)
                                                              -----------  -----------  -----------  ------------  -----------
   Increase (decrease) in net assets from operations           (1,189,842)  (1,023,450)  (2,033,935)   (2,283,966)    (891,661)
                                                              -----------  -----------  -----------  ------------  -----------
From contract transactions:
   Payments received from contract owners                         741,777       22,425       37,257       373,385        3,232
   Payments for contract benefits or terminations              (4,206,405)  (1,657,128)  (4,399,080)   (7,623,868)  (1,707,659)
   Transfers between sub-accounts (including fixed
     account), net                                                159,968     (156,748)    (410,697)     (229,498)    (111,254)
   Contract maintenance charges                                   (81,513)      (8,643)     (18,030)     (213,128)      (6,991)
   Adjustments to net assets allocated to contracts in
     payout period                                                  2,110            2           --            45          974
                                                              -----------  -----------  -----------  ------------  -----------
Increase (decrease) in net assets from contract transactions   (3,384,063)  (1,800,092)  (4,790,550)   (7,693,064)  (1,821,698)
                                                              -----------  -----------  -----------  ------------  -----------
Increase (decrease) in net assets                              (4,573,905)  (2,823,542)  (6,824,485)   (9,977,030)  (2,713,359)
Net assets at beginning of period                              28,453,180   20,004,341   39,423,812    48,354,025   17,998,920
                                                              -----------  -----------  -----------  ------------  -----------
Net assets at end of period                                   $23,879,275  $17,180,799  $32,599,327  $ 38,376,995  $15,285,561
                                                              ===========  ===========  ===========  ============  ===========
Beginning units                                                 1,035,359      526,877    1,101,426     1,349,301      513,353
Units issued                                                       46,323        1,443       20,597        30,337        5,452
Units redeemed                                                   (170,193)     (47,697)    (150,703)     (237,460)     (56,779)
                                                              -----------  -----------  -----------  ------------  -----------
Ending units                                                      911,489      480,623      971,320     1,142,178      462,026
                                                              ===========  ===========  ===========  ============  ===========
For the Year Ended December 31, 2017
From operations:
   Mortality and expense risk and administrative
     charges                                                  $  (429,758) $  (275,060) $  (619,956) $   (748,022) $  (247,797)
                                                              -----------  -----------  -----------  ------------  -----------
   Net investment income (loss)                                  (429,758)    (275,060)    (619,956)     (748,022)    (247,797)
   Net realized gain (loss)                                     2,104,126    2,191,192    3,823,378     6,330,413    1,544,748
   Change in unrealized appreciation (depreciation) of
     investments                                                1,653,517    1,630,820    3,664,004     3,109,490    1,538,655
                                                              -----------  -----------  -----------  ------------  -----------
Increase (decrease) in net assets from operations               3,327,885    3,546,952    6,867,426     8,691,881    2,835,606
                                                              -----------  -----------  -----------  ------------  -----------
From contract transactions:
   Payments received from contract owners                       1,249,066       22,500       60,081       575,305        5,002
   Payments for contract benefits or terminations              (4,455,629)  (2,525,288)  (4,463,707)  (10,192,729)  (1,779,015)
   Transfers between sub-accounts (including fixed
     account), net                                                273,059     (338,286)    (424,391)    2,457,075     (245,732)
   Contract maintenance charges                                   (84,880)     (10,048)     (19,828)     (232,368)      (8,319)
   Adjustments to net assets allocated to contracts in
     payout period                                                 (1,056)           3           --             2          163
                                                              -----------  -----------  -----------  ------------  -----------
Increase (decrease) in net assets from contract transactions   (3,019,440)  (2,851,119)  (4,847,845)   (7,392,715)  (2,027,901)
                                                              -----------  -----------  -----------  ------------  -----------
Increase (decrease) in net assets                                 308,445      695,833    2,019,581     1,299,166      807,705
Net assets at beginning of period                              28,144,735   19,308,508   37,404,231    47,054,859   17,191,215
                                                              -----------  -----------  -----------  ------------  -----------
Net assets at end of period                                   $28,453,180  $20,004,341  $39,423,812  $ 48,354,025  $17,998,920
                                                              ===========  ===========  ===========  ============  ===========
Beginning units                                                 1,151,663      608,800    1,245,137     1,563,175      575,495
Units issued                                                       85,361        7,485       32,472       165,625        6,017
Units redeemed                                                   (201,665)     (89,408)    (176,183)     (379,499)     (68,159)
                                                              -----------  -----------  -----------  ------------  -----------
Ending units                                                    1,035,359      526,877    1,101,426     1,349,301      513,353
                                                              ===========  ===========  ===========  ============  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                                                    SST SA
                                                             SST           SST          SST SA        SST SA      Allocation
                                                           Moderate      Moderate     Allocation    Allocation     Moderate
                                                            Growth        Growth       Balanced       Growth        Growth
                                                           Strategy      Strategy     Portfolio     Portfolio     Portfolio
                                                           Class 2       Class 3       Class 3       Class 3       Class 3
                                                         ------------  ------------  ------------  ------------  ------------
For the Year Ended December 31, 2018
From operations:
   Dividends                                             $         --  $         --  $  3,117,367  $  1,380,258  $  9,951,854
   Mortality and expense risk and administrative
     charges                                               (1,233,461)     (957,249)   (1,125,087)     (719,045)   (3,982,389)
                                                         ------------  ------------  ------------  ------------  ------------
   Net investment income (loss)                            (1,233,461)     (957,249)    1,992,280       661,213     5,969,465
   Net realized gain (loss)                                 5,761,968     7,102,758       580,675     3,979,765     6,737,476
   Capital gain distribution from mutual funds                     --            --     6,033,792     2,936,581    27,620,015
   Change in unrealized appreciation (depreciation)
     of investments                                        (8,682,956)   (9,342,559)  (12,421,459)  (11,072,637)  (57,717,414)
                                                         ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations          (4,154,449)   (3,197,050)   (3,814,712)   (3,495,078)  (17,390,458)
                                                         ------------  ------------  ------------  ------------  ------------
From contract transactions:
   Payments received from contract owners                      73,719     1,246,873       762,813        53,426        92,269
   Payments for contract benefits or terminations          (7,571,264)  (10,301,852)   (9,993,458)   (9,890,034)  (38,888,635)
   Transfers between sub-accounts (including fixed
     account), net                                           (493,670)   (1,893,788)   (2,184,407)     (611,380)   (4,767,079)
   Contract maintenance charges                               (35,323)     (180,978)     (636,010)     (198,739)   (2,544,345)
   Adjustments to net assets allocated to contracts in
     payout period                                                773           351         7,005           384            --
                                                         ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                             (8,025,765)  (11,129,394)  (12,044,057)  (10,646,343)  (46,107,790)
                                                         ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets                         (12,180,214)  (14,326,444)  (15,858,769)  (14,141,421)  (63,498,248)
Net assets at beginning of period                          79,455,511    67,443,647    80,812,221    51,772,017   280,617,618
                                                         ------------  ------------  ------------  ------------  ------------
Net assets at end of period                              $ 67,275,297  $ 53,117,203  $ 64,953,452  $ 37,630,596  $217,119,370
                                                         ============  ============  ============  ============  ============
Beginning units                                             2,405,711     2,040,974     5,240,274     3,033,583    17,492,978
Units issued                                                    6,239        62,599        81,363        14,489       143,601
Units redeemed                                               (243,383)     (391,962)     (872,184)     (633,248)   (3,014,936)
                                                         ------------  ------------  ------------  ------------  ------------
Ending units                                                2,168,567     1,711,611     4,449,453     2,414,824    14,621,643
                                                         ============  ============  ============  ============  ============
For the Year Ended December 31, 2017
From operations:
   Dividends                                             $         --  $         --  $  1,280,381  $    497,442  $  3,887,838
   Mortality and expense risk and administrative
     charges                                               (1,242,421)   (1,028,924)   (1,300,448)     (809,327)   (4,403,415)
                                                         ------------  ------------  ------------  ------------  ------------
   Net investment income (loss)                            (1,242,421)   (1,028,924)      (20,067)     (311,885)     (515,577)
   Net realized gain (loss)                                 6,437,270     7,686,678     1,898,765     3,566,851     6,019,268
   Capital gain distribution from mutual funds                     --            --     2,655,245     1,158,818     8,916,968
   Change in unrealized appreciation (depreciation)
     of investments                                         6,993,431     4,081,319     2,763,629     3,438,820    21,766,270
                                                         ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations          12,188,280    10,739,073     7,297,572     7,852,604    36,186,929
                                                         ------------  ------------  ------------  ------------  ------------
From contract transactions:
   Payments received from contract owners                      59,180       868,530       697,717        67,275       407,910
   Payments for contract benefits or terminations          (8,903,162)  (10,218,170)  (15,601,172)   (9,194,054)  (38,454,497)
   Transfers between sub-accounts (including fixed
     account), net                                            442,697    (3,267,263)     (832,630)     (496,691)   (4,175,245)
   Contract maintenance charges                               (39,105)     (212,434)     (705,084)     (234,682)   (2,720,507)
   Adjustments to net assets allocated to contracts in
     payout period                                                639           (31)       (5,514)          289            --
                                                         ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                             (8,439,751)  (12,829,368)  (16,446,683)   (9,857,863)  (44,942,339)
                                                         ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets                           3,748,529    (2,090,295)   (9,149,111)   (2,005,259)   (8,755,410)
Net assets at beginning of period                          75,706,982    69,533,942    89,961,332    53,777,276   289,373,028
                                                         ------------  ------------  ------------  ------------  ------------
Net assets at end of period                              $ 79,455,511  $ 67,443,647  $ 80,812,221  $ 51,772,017  $280,617,618
                                                         ============  ============  ============  ============  ============
Beginning units                                             2,680,960     2,464,217     6,346,341     3,655,257    20,451,173
Units issued                                                   59,603        60,151       228,443        52,393       376,001
Units redeemed                                               (334,852)     (483,394)   (1,334,510)     (674,067)   (3,334,196)
                                                         ------------  ------------  ------------  ------------  ------------
Ending units                                                2,405,711     2,040,974     5,240,274     3,033,583    17,492,978
                                                         ============  ============  ============  ============  ============

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                         SST SA        SST SA        SST SA       SST SA
                                                            SST SA      Columbia      Columbia      Columbia     Columbia
                                                          Allocation     Focused       Focused       Focused      Focused
                                                           Moderate      Growth        Growth        Growth        Value
                                                          Portfolio     Portfolio     Portfolio     Portfolio    Portfolio
                                                           Class 3       Class 1       Class 2       Class 3      Class 2
                                                         ------------  -----------  ------------  ------------  -----------
For the Year Ended December 31, 2018
From operations:
   Dividends                                             $  4,100,954  $        --  $         --  $         --  $   504,525
   Mortality and expense risk and administrative
     charges                                               (1,636,856)     (13,402)     (373,291)     (257,756)    (232,501)
                                                         ------------  -----------  ------------  ------------  -----------
   Net investment income (loss)                             2,464,098      (13,402)     (373,291)     (257,756)     272,024
   Net realized gain (loss)                                 3,546,011     (182,846)   (5,759,414)   (4,026,670)     962,462
   Capital gain distribution from mutual funds              9,756,281      386,536    10,701,750     7,536,902    1,289,311
   Change in unrealized appreciation (depreciation) of
     investments                                          (22,022,371)     (73,129)   (1,955,257)   (1,238,803)  (4,451,580)
                                                         ------------  -----------  ------------  ------------  -----------
Increase (decrease) in net assets from operations          (6,255,981)     117,159     2,613,788     2,013,673   (1,927,783)
                                                         ------------  -----------  ------------  ------------  -----------
From contract transactions:
   Payments received from contract owners                      13,153        1,103        58,417        78,440       26,809
   Payments for contract benefits or terminations         (16,351,010)    (220,281)   (1,992,965)   (3,016,628)  (1,307,195)
   Transfers between sub-accounts (including fixed
     account), net                                         (3,096,730)  (1,069,886)  (27,960,417)  (20,187,994)    (211,792)
   Contract maintenance charges                              (976,555)        (185)      (12,002)      (41,978)     (10,722)
   Adjustments to net assets allocated to contracts in
     payout period                                             14,811           --            60           346          133
                                                         ------------  -----------  ------------  ------------  -----------
Increase (decrease) in net assets from contract
  transactions                                            (20,396,331)  (1,289,249)  (29,906,907)  (23,167,814)  (1,502,767)
                                                         ------------  -----------  ------------  ------------  -----------
Increase (decrease) in net assets                         (26,652,312)  (1,172,090)  (27,293,119)  (21,154,141)  (3,430,550)
Net assets at beginning of period                         116,260,671    1,172,090    27,293,119    21,154,141   15,743,345
                                                         ------------  -----------  ------------  ------------  -----------
Net assets at end of period                              $ 89,608,359  $        --  $         --  $         --  $12,312,795
                                                         ============  ===========  ============  ============  ===========
Beginning units                                             7,322,651       74,146     1,825,820     1,416,121      503,892
Units issued                                                   87,561          910       106,467        15,845       13,314
Units redeemed                                             (1,378,718)     (75,056)   (1,932,287)   (1,431,966)     (61,894)
                                                         ------------  -----------  ------------  ------------  -----------
Ending units                                                6,031,494           --            --            --      455,312
                                                         ============  ===========  ============  ============  ===========
For the Year Ended December 31, 2017
From operations:
   Dividends                                             $  1,674,337  $        --  $         --  $         --  $   212,077
   Mortality and expense risk and administrative
     charges                                               (1,882,677)     (15,502)     (417,143)     (310,932)    (229,777)
                                                         ------------  -----------  ------------  ------------  -----------
   Net investment income (loss)                              (208,340)     (15,502)     (417,143)     (310,932)     (17,700)
   Net realized gain (loss)                                 3,652,586       (3,685)      155,771      (148,876)   1,028,906
   Capital gain distribution from mutual funds              2,493,405           --            --            --      418,595
   Change in unrealized appreciation (depreciation) of
     investments                                            7,395,891      330,632     7,564,295     6,207,160    1,214,694
                                                         ------------  -----------  ------------  ------------  -----------
Increase (decrease) in net assets from operations          13,333,542      311,445     7,302,923     5,747,352    2,644,495
                                                         ------------  -----------  ------------  ------------  -----------
From contract transactions:
   Payments received from contract owners                     255,929        1,360        30,810       252,653       20,078
   Payments for contract benefits or terminations         (20,296,035)     (96,798)   (2,678,678)   (2,516,204)  (1,723,112)
   Transfers between sub-accounts (including fixed
     account), net                                           (692,201)      (3,273)     (644,627)     (874,513)     320,431
   Contract maintenance charges                            (1,062,648)        (388)      (16,151)      (55,923)     (12,299)
   Adjustments to net assets allocated to contracts in
     payout period                                             13,445         (183)           45        (1,407)         151
                                                         ------------  -----------  ------------  ------------  -----------
Increase (decrease) in net assets from contract
  transactions                                            (21,781,510)     (99,282)   (3,308,601)   (3,195,394)  (1,394,751)
                                                         ------------  -----------  ------------  ------------  -----------
Increase (decrease) in net assets                          (8,447,968)     212,163     3,994,322     2,551,958    1,249,744
Net assets at beginning of period                         124,708,639      959,927    23,298,797    18,602,183   14,493,601
                                                         ------------  -----------  ------------  ------------  -----------
Net assets at end of period                              $116,260,671  $ 1,172,090  $ 27,293,119  $ 21,154,141  $15,743,345
                                                         ============  ===========  ============  ============  ===========
Beginning units                                             8,762,463       80,991     2,071,961     1,654,003      554,590
Units issued                                                  125,995          969        61,251        74,249       30,806
Units redeemed                                             (1,565,807)      (7,814)     (307,392)     (312,131)     (81,504)
                                                         ------------  -----------  ------------  ------------  -----------
Ending units                                                7,322,651       74,146     1,825,820     1,416,121      503,892
                                                         ============  ===========  ============  ============  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                               SST SA      SST SA       SST SA
                                                                               Multi-      Multi-       Multi-        SST SA
                                                                  SST SA       Managed     Managed      Managed       Multi-
                                                                 Columbia    Diversified Diversified  Diversified     Managed
                                                                  Focused       Fixed       Fixed        Fixed     International
                                                                   Value       Income      Income       Income        Equity
                                                                 Portfolio    Portfolio   Portfolio    Portfolio     Portfolio
                                                                  Class 3      Class 1     Class 2      Class 3       Class 1
                                                                -----------  ----------- -----------  -----------  -------------
For the Year Ended December 31, 2018
From operations:
   Dividends                                                    $   296,696  $   51,439  $   498,709  $   301,820   $   34,801
   Mortality and expense risk and administrative charges           (151,076)    (28,059)    (365,389)    (201,353)     (18,631)
                                                                -----------  ----------  -----------  -----------   ----------
   Net investment income (loss)                                     145,620      23,380      133,320      100,467       16,170
   Net realized gain (loss)                                         925,276         838      (36,695)    (144,368)      39,153
   Capital gain distribution from mutual funds                      858,503       5,618       58,784       37,042           --
   Change in unrealized appreciation (depreciation) of
     investments                                                 (3,213,297)    (84,035)    (888,142)    (409,084)    (259,500)
                                                                -----------  ----------  -----------  -----------   ----------
Increase (decrease) in net assets from operations                (1,283,898)    (54,199)    (732,733)    (415,943)    (204,177)
                                                                -----------  ----------  -----------  -----------   ----------
From contract transactions:
   Payments received from contract owners                            31,576          --       42,154       86,499           --
   Payments for contract benefits or terminations                (1,996,872)   (206,084)  (3,591,767)  (2,352,126)     (85,235)
   Transfers between sub-accounts (including fixed
     account), net                                                  161,680        (476)  (1,982,986)    (561,793)      (2,607)
   Contract maintenance charges                                     (25,796)       (840)     (19,602)     (39,690)        (396)
   Adjustments to net assets allocated to contracts in payout
     period                                                             244          81         (651)         338           --
                                                                -----------  ----------  -----------  -----------   ----------
Increase (decrease) in net assets from contract transactions     (1,829,168)   (207,319)  (5,552,852)  (2,866,772)     (88,238)
                                                                -----------  ----------  -----------  -----------   ----------
Increase (decrease) in net assets                                (3,113,066)   (261,518)  (6,285,585)  (3,282,715)    (292,415)
Net assets at beginning of period                                11,317,573   2,138,769   25,740,102   15,129,499    1,408,633
                                                                -----------  ----------  -----------  -----------   ----------
Net assets at end of period                                     $ 8,204,507  $1,877,251  $19,454,517  $11,846,784   $1,116,218
                                                                ===========  ==========  ===========  ===========   ==========
Beginning units                                                     365,006     131,132    1,686,642      994,725      109,172
Units issued                                                         14,754       1,046       29,623       38,589        1,003
Units redeemed                                                      (74,055)    (14,141)    (404,361)    (233,005)      (7,935)
                                                                -----------  ----------  -----------  -----------   ----------
Ending units                                                        305,705     118,037    1,311,904      800,309      102,240
                                                                ===========  ==========  ===========  ===========   ==========
For the Year Ended December 31, 2017
From operations:
   Dividends                                                    $   145,953  $   56,916  $   539,386  $   281,373   $   28,394
   Mortality and expense risk and administrative charges           (166,330)    (36,275)    (437,585)    (235,890)     (19,562)
                                                                -----------  ----------  -----------  -----------   ----------
   Net investment income (loss)                                     (20,377)     20,641      101,801       45,483        8,832
   Net realized gain (loss)                                         879,708      18,042      181,142      (91,369)      77,997
   Capital gain distribution from mutual funds                      310,383       5,151       52,285       29,528           --
   Change in unrealized appreciation (depreciation) of
     investments                                                    797,643      21,692      275,022      358,066      223,989
                                                                -----------  ----------  -----------  -----------   ----------
Increase (decrease) in net assets from operations                 1,967,357      65,526      610,250      341,708      310,818
                                                                -----------  ----------  -----------  -----------   ----------
From contract transactions:
   Payments received from contract owners                           118,940          --       71,598      914,204           --
   Payments for contract benefits or terminations                (1,821,238)   (588,052)  (4,550,278)  (2,814,366)    (212,280)
   Transfers between sub-accounts (including fixed
     account), net                                                 (223,438)      1,390      818,836      371,972       (1,604)
   Contract maintenance charges                                     (31,231)       (882)     (23,218)     (43,583)        (473)
   Adjustments to net assets allocated to contracts in payout
     period                                                              14          79          131       (3,387)          --
                                                                -----------  ----------  -----------  -----------   ----------
Increase (decrease) in net assets from contract transactions     (1,956,953)   (587,465)  (3,682,931)  (1,575,160)    (214,357)
                                                                -----------  ----------  -----------  -----------   ----------
Increase (decrease) in net assets                                    10,404    (521,939)  (3,072,681)  (1,233,452)      96,461
Net assets at beginning of period                                11,307,169   2,660,708   28,812,783   16,362,951    1,312,172
                                                                -----------  ----------  -----------  -----------   ----------
Net assets at end of period                                     $11,317,573  $2,138,769  $25,740,102  $15,129,499   $1,408,633
                                                                ===========  ==========  ===========  ===========   ==========
Beginning units                                                     436,046     167,289    1,929,783    1,103,359      127,067
Units issued                                                         15,488         369      113,137      140,006        1,989
Units redeemed                                                      (86,528)    (36,526)    (356,278)    (248,640)     (19,884)
                                                                -----------  ----------  -----------  -----------   ----------
Ending units                                                        365,006     131,132    1,686,642      994,725      109,172
                                                                ===========  ==========  ===========  ===========   ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                 SST SA        SST SA       SST SA      SST SA       SST SA
                                                                 Multi-        Multi-       Multi-      Multi-       Multi-
                                                                 Managed       Managed      Managed     Managed      Managed
                                                              International International  Large Cap   Large Cap    Large Cap
                                                                 Equity        Equity       Growth      Growth       Growth
                                                                Portfolio     Portfolio    Portfolio   Portfolio    Portfolio
                                                                 Class 2       Class 3      Class 1     Class 2      Class 3
                                                              ------------- ------------- ----------  -----------  -----------
For the Year Ended December 31, 2018
From operations:
   Dividends                                                   $   485,644   $   330,796  $   27,109  $   147,405  $    62,744
   Mortality and expense risk and administrative charges          (335,910)     (229,316)    (64,764)    (559,735)    (274,074)
                                                               -----------   -----------  ----------  -----------  -----------
   Net investment income (loss)                                    149,734       101,480     (37,655)    (412,330)    (211,330)
   Net realized gain (loss)                                      1,289,874       783,552     257,780    3,484,988    1,128,642
   Capital gain distribution from mutual funds                          --            --     666,321    4,910,035    2,633,628
   Change in unrealized appreciation (depreciation) of
     investments                                                (4,660,575)   (3,170,220)   (988,887)  (8,648,751)  (3,938,911)
                                                               -----------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets from operations               (3,220,967)   (2,285,188)   (102,441)    (666,058)    (387,971)
                                                               -----------   -----------  ----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                           15,184        77,271       1,000       35,121    1,032,009
   Payments for contract benefits or terminations               (2,170,491)   (2,383,657)   (423,294)  (4,799,762)  (3,109,841)
   Transfers between sub-accounts (including fixed
     account), net                                                (643,172)     (109,327)    (61,911)  (1,480,073)    (559,203)
   Contract maintenance charges                                    (29,953)      (56,602)     (1,119)     (32,239)     (36,783)
   Adjustments to net assets allocated to contracts in
     payout period                                                     374         2,056         115         (960)       7,692
                                                               -----------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets from contract transactions    (2,828,058)   (2,470,259)   (485,209)  (6,277,913)  (2,666,126)
                                                               -----------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets                               (6,049,025)   (4,755,447)   (587,650)  (6,943,971)  (3,054,097)
Net assets at beginning of period                               22,756,422    16,569,778   4,552,952   35,563,445   18,164,704
                                                               -----------   -----------  ----------  -----------  -----------
Net assets at end of period                                    $16,707,397   $11,814,331  $3,965,302  $28,619,474  $15,110,607
                                                               ===========   ===========  ==========  ===========  ===========
Beginning units                                                  1,870,016     1,364,519     207,694    1,723,506      881,840
Units issued                                                       107,055        77,588         893       55,659       58,156
Units redeemed                                                    (345,674)     (286,505)    (21,854)    (343,046)    (180,344)
                                                               -----------   -----------  ----------  -----------  -----------
Ending units                                                     1,631,397     1,155,602     186,733    1,436,119      759,652
                                                               ===========   ===========  ==========  ===========  ===========
For the Year Ended December 31, 2017
From operations:
   Dividends                                                   $   432,780   $   297,205  $   21,819  $   130,076  $    45,685
   Mortality and expense risk and administrative charges          (350,198)     (250,827)    (60,704)    (547,203)    (269,441)
                                                               -----------   -----------  ----------  -----------  -----------
   Net investment income (loss)                                     82,582        46,378     (38,885)    (417,127)    (223,756)
   Net realized gain (loss)                                        912,672       697,141     219,454    2,431,918    1,354,830
   Capital gain distribution from mutual funds                          --            --     257,189    2,044,679    1,054,572
   Change in unrealized appreciation (depreciation) of
     investments                                                 3,709,479     2,829,701     555,681    3,645,855    1,788,318
                                                               -----------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets from operations                4,704,733     3,573,220     993,439    7,705,325    3,973,964
                                                               -----------   -----------  ----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                           27,534       546,904       1,000       42,103      299,297
   Payments for contract benefits or terminations               (2,002,681)   (2,359,355)   (429,325)  (3,408,905)  (2,440,999)
   Transfers between sub-accounts (including fixed
     account), net                                                 128,424      (951,294)    (15,117)    (660,493)    (457,340)
   Contract maintenance charges                                    (34,452)      (66,213)     (1,272)     (35,926)     (40,398)
   Adjustments to net assets allocated to contracts in
     payout period                                                     837        (1,135)         16        1,653       (4,441)
                                                               -----------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets from contract transactions    (1,880,338)   (2,831,093)   (444,698)  (4,061,568)  (2,643,881)
                                                               -----------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets                                2,824,395       742,127     548,741    3,643,757    1,330,083
Net assets at beginning of period                               19,932,027    15,827,651   4,004,211   31,919,688   16,834,621
                                                               -----------   -----------  ----------  -----------  -----------
Net assets at end of period                                    $22,756,422   $16,569,778  $4,552,952  $35,563,445  $18,164,704
                                                               ===========   ===========  ==========  ===========  ===========
Beginning units                                                  2,040,046     1,625,705     230,008    1,939,954    1,025,261
Units issued                                                       144,248        83,966       2,663       93,240       50,473
Units redeemed                                                    (314,278)     (345,152)    (24,977)    (309,688)    (193,894)
                                                               -----------   -----------  ----------  -----------  -----------
Ending units                                                     1,870,016     1,364,519     207,694    1,723,506      881,840
                                                               ===========   ===========  ==========  ===========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                  SST SA      SST SA       SST SA       SST SA      SST SA
                                                                  Multi-      Multi-       Multi-       Multi-      Multi-
                                                                  Managed     Managed      Managed      Managed     Managed
                                                                 Large Cap   Large Cap    Large Cap     Mid Cap     Mid Cap
                                                                   Value       Value        Value       Growth      Growth
                                                                 Portfolio   Portfolio    Portfolio    Portfolio   Portfolio
                                                                  Class 1     Class 2      Class 3      Class 1     Class 2
                                                                ----------  -----------  -----------  ----------  -----------
For the Year Ended December 31, 2018
From operations:
   Dividends                                                    $   69,331  $   454,179  $   224,358  $       --  $        --
   Mortality and expense risk and administrative charges           (51,081)    (434,513)    (211,314)    (49,511)    (377,567)
                                                                ----------  -----------  -----------  ----------  -----------
   Net investment income (loss)                                     18,250       19,666       13,044     (49,511)    (377,567)
   Net realized gain (loss)                                        151,787    1,821,077      897,484     250,217    2,357,527
   Capital gain distribution from mutual funds                     408,975    2,935,865    1,544,889     374,902    2,500,958
   Change in unrealized appreciation (depreciation) of
     investments                                                  (965,813)  (7,687,309)  (3,960,789)   (713,219)  (5,395,409)
                                                                ----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets from operations                 (386,801)  (2,910,701)  (1,505,372)   (137,611)    (914,491)
                                                                ----------  -----------  -----------  ----------  -----------
From contract transactions:
   Payments received from contract owners                               --       16,396      855,354          --       43,032
   Payments for contract benefits or terminations                 (304,176)  (3,096,070)  (2,631,306)   (321,108)  (2,742,262)
   Transfers between sub-accounts (including fixed
     account), net                                                  (2,857)    (640,182)    (311,593)    (61,817)    (575,317)
   Contract maintenance charges                                       (793)     (27,646)     (26,133)       (778)     (14,830)
   Adjustments to net assets allocated to contracts in payout
     period                                                             --         (371)       1,499         223        1,096
                                                                ----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets from contract transactions      (307,826)  (3,747,873)  (2,112,179)   (383,480)  (3,288,281)
                                                                ----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets                                 (694,627)  (6,658,574)  (3,617,551)   (521,091)  (4,202,772)
Net assets at beginning of period                                3,841,617   29,171,388   15,300,926   3,533,711   23,446,504
                                                                ----------  -----------  -----------  ----------  -----------
Net assets at end of period                                     $3,146,990  $22,512,814  $11,683,375  $3,012,620  $19,243,732
                                                                ==========  ===========  ===========  ==========  ===========
Beginning units                                                    141,009    1,142,992      599,600      87,608      617,434
Units issued                                                         2,125       28,675       50,945         513       23,918
Units redeemed                                                     (13,361)    (176,899)    (134,653)     (9,609)    (106,347)
                                                                ----------  -----------  -----------  ----------  -----------
Ending units                                                       129,773      994,768      515,892      78,512      535,005
                                                                ==========  ===========  ===========  ==========  ===========
For the Year Ended December 31, 2017
From operations:
   Dividends                                                    $   80,715  $   581,718  $   284,280  $       --  $        --
   Mortality and expense risk and administrative charges           (53,114)    (470,706)    (230,184)    (47,430)    (361,417)
                                                                ----------  -----------  -----------  ----------  -----------
   Net investment income (loss)                                     27,601      111,012       54,096     (47,430)    (361,417)
   Net realized gain (loss)                                        161,427    1,987,224    1,051,139     201,188    1,959,479
   Capital gain distribution from mutual funds                     286,762    2,203,293    1,150,427     292,194    2,014,389
   Change in unrealized appreciation (depreciation) of
     investments                                                   (22,709)    (893,843)    (492,909)    293,573    1,212,953
                                                                ----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets from operations                  453,081    3,407,686    1,762,753     739,525    4,825,404
                                                                ----------  -----------  -----------  ----------  -----------
From contract transactions:
   Payments received from contract owners                               --       29,110      398,141          --       37,934
   Payments for contract benefits or terminations                 (311,189)  (3,218,974)  (2,285,551)   (311,998)  (2,127,214)
   Transfers between sub-accounts (including fixed
     account), net                                                  11,492     (498,590)     (80,457)    (12,796)    (371,298)
   Contract maintenance charges                                     (1,012)     (31,001)     (30,128)     (1,001)     (16,527)
   Adjustments to net assets allocated to contracts in payout
     period                                                             --          747          568         339          757
                                                                ----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets from contract transactions      (300,709)  (3,718,708)  (1,997,427)   (325,456)  (2,476,348)
                                                                ----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets                                  152,372     (311,022)    (234,674)    414,069    2,349,056
Net assets at beginning of period                                3,689,245   29,482,410   15,535,600   3,119,642   21,097,448
                                                                ----------  -----------  -----------  ----------  -----------
Net assets at end of period                                     $3,841,617  $29,171,388  $15,300,926  $3,533,711  $23,446,504
                                                                ==========  ===========  ===========  ==========  ===========
Beginning units                                                    152,627    1,297,424      685,070      96,335      689,381
Units issued                                                         2,160       41,725       33,921         233       30,608
Units redeemed                                                     (13,778)    (196,157)    (119,391)     (8,960)    (102,555)
                                                                ----------  -----------  -----------  ----------  -----------
Ending units                                                       141,009    1,142,992      599,600      87,608      617,434
                                                                ==========  ===========  ===========  ==========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                  SST SA       SST SA      SST SA       SST SA
                                                                  Multi-       Multi-      Multi-       Multi-       SST SA
                                                                  Managed      Managed     Managed      Managed      Multi-
                                                                  Mid Cap      Mid Cap     Mid Cap      Mid Cap      Managed
                                                                  Growth        Value       Value        Value      Small Cap
                                                                 Portfolio    Portfolio   Portfolio    Portfolio    Portfolio
                                                                  Class 3      Class 1     Class 2      Class 3      Class 1
                                                                -----------  ----------  -----------  -----------  ----------
For the Year Ended December 31, 2018
From operations:
   Dividends                                                    $        --  $   26,245  $   181,918  $    93,002  $    3,195
   Mortality and expense risk and administrative charges           (213,669)    (40,429)    (397,816)    (229,633)    (25,000)
                                                                -----------  ----------  -----------  -----------  ----------
   Net investment income (loss)                                    (213,669)    (14,184)    (215,898)    (136,631)    (21,805)
   Net realized gain (loss)                                       1,224,948     145,503    1,162,212      552,209     127,748
   Capital gain distribution from mutual funds                    1,604,765     185,679    1,568,325      952,667     119,605
   Change in unrealized appreciation (depreciation) of
     investments                                                 (3,158,743)   (680,169)  (5,670,529)  (3,275,965)   (426,618)
                                                                -----------  ----------  -----------  -----------  ----------
Increase (decrease) in net assets from operations                  (542,699)   (363,171)  (3,155,890)  (1,907,720)   (201,070)
                                                                -----------  ----------  -----------  -----------  ----------
From contract transactions:
   Payments received from contract owners                           688,202          --        7,150      546,295          --
   Payments for contract benefits or terminations                (2,587,948)   (250,920)  (2,497,663)  (2,623,190)   (190,333)
   Transfers between sub-accounts (including fixed
     account), net                                                 (216,646)    (25,149)    (392,714)    (196,541)    (44,930)
   Contract maintenance charges                                     (24,046)       (754)     (21,781)     (34,352)       (408)
   Adjustments to net assets allocated to contracts in payout
     period                                                           9,616          --          701        2,469          20
                                                                -----------  ----------  -----------  -----------  ----------
Increase (decrease) in net assets from contract transactions     (2,130,822)   (276,823)  (2,904,307)  (2,305,319)   (235,651)
                                                                -----------  ----------  -----------  -----------  ----------
Increase (decrease) in net assets                                (2,673,521)   (639,994)  (6,060,197)  (4,213,039)   (436,721)
Net assets at beginning of period                                14,598,759   3,086,994   26,548,918   16,618,205   1,852,698
                                                                -----------  ----------  -----------  -----------  ----------
Net assets at end of period                                     $11,925,238  $2,447,000  $20,488,721  $12,405,166  $1,415,977
                                                                ===========  ==========  ===========  ===========  ==========
Beginning units                                                     382,920      67,659      626,106      394,964      83,350
Units issued                                                         23,527       1,246       10,425       23,820       1,062
Units redeemed                                                      (76,386)     (7,206)     (78,755)     (79,012)    (11,363)
                                                                -----------  ----------  -----------  -----------  ----------
Ending units                                                        330,061      61,699      557,776      339,772      73,049
                                                                ===========  ==========  ===========  ===========  ==========
For the Year Ended December 31, 2017
From operations:
   Dividends                                                    $        --  $   40,089  $   296,949  $   167,208  $    6,568
   Mortality and expense risk and administrative charges           (216,881)    (45,215)    (430,854)    (259,755)    (25,256)
                                                                -----------  ----------  -----------  -----------  ----------
   Net investment income (loss)                                    (216,881)     (5,126)    (133,905)     (92,547)    (18,688)
   Net realized gain (loss)                                       1,394,896     205,058    1,688,807    1,272,144      83,415
   Capital gain distribution from mutual funds                    1,309,196     388,255    3,220,883    1,997,816     156,512
   Change in unrealized appreciation (depreciation) of
     investments                                                    620,179    (240,227)  (1,969,989)  (1,420,664)    (67,390)
                                                                -----------  ----------  -----------  -----------  ----------
Increase (decrease) in net assets from operations                 3,107,390     347,960    2,805,796    1,756,749     153,849
                                                                -----------  ----------  -----------  -----------  ----------
From contract transactions:
   Payments received from contract owners                           569,501          --       38,872      522,731          --
   Payments for contract benefits or terminations                (2,462,249)   (426,150)  (2,295,963)  (3,053,760)   (150,855)
   Transfers between sub-accounts (including fixed
     account), net                                                 (475,470)     (8,136)  (1,130,987)     (93,051)     (4,611)
   Contract maintenance charges                                     (27,940)       (871)     (24,895)     (42,704)       (481)
   Adjustments to net assets allocated to contracts in payout
     period                                                          (3,568)         --          663          845         144
                                                                -----------  ----------  -----------  -----------  ----------
Increase (decrease) in net assets from contract transactions     (2,399,726)   (435,157)  (3,412,310)  (2,665,939)   (155,803)
                                                                -----------  ----------  -----------  -----------  ----------
Increase (decrease) in net assets                                   707,664     (87,197)    (606,514)    (909,190)     (1,954)
Net assets at beginning of period                                13,891,095   3,174,191   27,155,432   17,527,395   1,854,652
                                                                -----------  ----------  -----------  -----------  ----------
Net assets at end of period                                     $14,598,759  $3,086,994  $26,548,918  $16,618,205  $1,852,698
                                                                ===========  ==========  ===========  ===========  ==========
Beginning units                                                     452,964      77,460      710,362      462,065      90,910
Units issued                                                         21,526         271       20,744       31,034         423
Units redeemed                                                      (91,570)    (10,072)    (105,000)     (98,135)     (7,983)
                                                                -----------  ----------  -----------  -----------  ----------
Ending units                                                        382,920      67,659      626,106      394,964      83,350
                                                                ===========  ==========  ===========  ===========  ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                SST SA       SST SA
                                                                Multi-       Multi-       SST SA
                                                                Managed      Managed    Wellington     SAST SA    SAST SA AB
                                                               Small Cap    Small Cap   Real Return   AB Growth     Growth
                                                               Portfolio    Portfolio    Portfolio    Portfolio   Portfolio
                                                                Class 2      Class 3      Class 3      Class 1     Class 2
                                                              -----------  -----------  -----------  ----------  -----------
For the Year Ended December 31, 2018
From operations:
   Dividends                                                  $     4,554  $        --  $   199,751  $       --  $        --
   Mortality and expense risk and administrative charges         (284,748)    (176,599)    (103,584)     (2,912)     (86,602)
                                                              -----------  -----------  -----------  ----------  -----------
   Net investment income (loss)                                  (280,194)    (176,599)      96,167      (2,912)     (86,602)
   Net realized gain (loss)                                     1,620,773      991,101      (77,464)     (1,284)     (30,941)
   Capital gain distribution from mutual funds                  1,193,320      792,641           --          --           --
   Change in unrealized appreciation (depreciation) of
     investments                                               (4,532,577)  (2,904,482)    (137,834)    (62,085)  (1,565,978)
                                                              -----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets from operations              (1,998,678)  (1,297,339)    (119,131)    (66,281)  (1,683,521)
                                                              -----------  -----------  -----------  ----------  -----------
From contract transactions:
   Payments received from contract owners                          12,073      201,205       45,533         257        2,211
   Payments for contract benefits or terminations              (2,318,326)  (1,731,223)    (983,487)    (12,592)    (264,686)
   Transfers between sub-accounts (including fixed
     account), net                                               (269,512)    (153,238)    (422,956)  1,067,525   27,632,406
   Contract maintenance charges                                   (20,986)     (21,798)     (29,712)        (35)      (2,962)
   Adjustments to net assets allocated to contracts in
     payout period                                                    990        6,249           14       1,119        7,224
                                                              -----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets from contract transactions   (2,595,761)  (1,698,805)  (1,390,608)  1,056,274   27,374,193
                                                              -----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets                              (4,594,439)  (2,996,144)  (1,509,739)    989,993   25,690,672
Net assets at beginning of period                              18,656,254   12,179,315    7,251,801          --           --
                                                              -----------  -----------  -----------  ----------  -----------
Net assets at end of period                                   $14,061,815  $ 9,183,171  $ 5,742,062  $  989,993  $25,690,672
                                                              ===========  ===========  ===========  ==========  ===========
Beginning units                                                   888,950      581,093      644,099          --           --
Units issued                                                       34,557       40,798       21,662     112,235    2,969,831
Units redeemed                                                   (151,763)    (117,525)    (146,869)     (1,509)     (93,962)
                                                              -----------  -----------  -----------  ----------  -----------
Ending units                                                      771,744      504,366      518,892     110,726    2,875,869
                                                              ===========  ===========  ===========  ==========  ===========
For the Year Ended December 31, 2017
From operations:
   Dividends                                                  $    44,242  $    16,948  $   159,533  $       --  $        --
   Mortality and expense risk and administrative charges         (295,049)    (179,033)    (124,802)         --           --
                                                              -----------  -----------  -----------  ----------  -----------
   Net investment income (loss)                                  (250,807)    (162,085)      34,731          --           --
   Net realized gain (loss)                                     1,649,761      874,237        7,833          --           --
   Capital gain distribution from mutual funds                  1,618,164    1,064,098           --          --           --
   Change in unrealized appreciation (depreciation) of
     investments                                               (1,527,389)    (813,760)     (15,116)         --           --
                                                              -----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets from operations               1,489,729      962,490       27,448          --           --
                                                              -----------  -----------  -----------  ----------  -----------
From contract transactions:
   Payments received from contract owners                          33,742      240,091       85,450          --           --
   Payments for contract benefits or terminations              (1,872,352)  (1,492,022)  (1,734,324)         --           --
   Transfers between sub-accounts (including fixed
     account), net                                               (517,243)     196,274       82,255          --           --
   Contract maintenance charges                                   (23,457)     (24,835)     (34,205)         --           --
   Adjustments to net assets allocated to contracts in
     payout period                                                  1,204        1,865            8          --           --
                                                              -----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets from contract transactions   (2,378,106)  (1,078,627)  (1,600,816)         --           --
                                                              -----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets                                (888,377)    (116,137)  (1,573,368)         --           --
Net assets at beginning of period                              19,544,631   12,295,452    8,825,169          --           --
                                                              -----------  -----------  -----------  ----------  -----------
Net assets at end of period                                   $18,656,254  $12,179,315  $ 7,251,801  $       --  $        --
                                                              ===========  ===========  ===========  ==========  ===========
Beginning units                                                 1,010,459      636,974      786,951          --           --
Units issued                                                       53,967       45,806       71,190          --           --
Units redeemed                                                   (175,476)    (101,687)    (214,042)         --           --
                                                              -----------  -----------  -----------  ----------  -----------
Ending units                                                      888,950      581,093      644,099          --           --
                                                              ===========  ===========  ===========  ==========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                                         SAST SA
                                                                               SAST SA      SAST SA     American
                                                                               American    American       Funds      SAST SA
                                                                 SAST SA AB  Funds Global    Funds       Growth-    DFA Ultra
                                                                   Growth       Growth      Growth       Income     Short Bond
                                                                 Portfolio    Portfolio    Portfolio    Portfolio   Portfolio
                                                                  Class 3      Class 3      Class 3      Class 3     Class 1
                                                                -----------  ------------ -----------  -----------  ----------
For the Year Ended December 31, 2018
From operations:
   Dividends                                                    $        --  $    81,030  $    43,706  $   165,508  $   5,346
   Mortality and expense risk and administrative charges            (56,385)    (112,239)     (74,105)     (94,427)    (7,510)
                                                                -----------  -----------  -----------  -----------  ---------
   Net investment income (loss)                                     (56,385)     (31,209)     (30,399)      71,081     (2,164)
   Net realized gain (loss)                                         (52,851)     (72,387)     (14,087)      78,277        380
   Capital gain distribution from mutual funds                           --    1,429,453    1,362,425    1,403,551         --
   Change in unrealized appreciation (depreciation) of
     investments                                                 (1,088,351)  (2,018,338)  (1,393,562)  (1,731,334)     2,343
                                                                -----------  -----------  -----------  -----------  ---------
Increase (decrease) in net assets from operations                (1,197,587)    (692,481)     (75,623)    (178,425)       559
                                                                -----------  -----------  -----------  -----------  ---------
From contract transactions:
   Payments received from contract owners                             2,812      122,141      315,481      237,212         --
   Payments for contract benefits or terminations                  (537,338)  (1,388,800)    (573,648)  (1,221,646)  (167,556)
   Transfers between sub-accounts (including fixed
     account), net                                               18,926,926      207,132       42,437      436,716    403,376
   Contract maintenance charges                                      (8,456)     (52,062)     (29,253)     (37,629)      (279)
   Adjustments to net assets allocated to contracts in payout
     period                                                             670            8            4            6         --
                                                                -----------  -----------  -----------  -----------  ---------
Increase (decrease) in net assets from contract transactions     18,384,614   (1,111,581)    (244,979)    (585,341)   235,541
                                                                -----------  -----------  -----------  -----------  ---------
Increase (decrease) in net assets                                17,187,027   (1,804,062)    (320,602)    (763,766)   236,100
Net assets at beginning of period                                        --    8,008,997    4,583,646    6,481,761    623,192
                                                                -----------  -----------  -----------  -----------  ---------
Net assets at end of period                                     $17,187,027  $ 6,204,935  $ 4,263,044  $ 5,717,995  $ 859,292
                                                                ===========  ===========  ===========  ===========  =========
Beginning units                                                          --      384,621      212,779      327,810     64,537
Units issued                                                      2,037,531       31,820       30,586       51,239     41,804
Units redeemed                                                     (113,524)     (83,297)     (41,775)     (79,829)   (17,465)
                                                                -----------  -----------  -----------  -----------  ---------
Ending units                                                      1,924,007      333,144      201,590      299,220     88,876
                                                                ===========  ===========  ===========  ===========  =========
For the Year Ended December 31, 2017
From operations:
   Dividends                                                    $        --  $    71,339  $    20,250  $    97,003  $   2,185
   Mortality and expense risk and administrative charges                 --     (122,027)     (69,127)     (95,005)   (10,096)
                                                                -----------  -----------  -----------  -----------  ---------
   Net investment income (loss)                                          --      (50,688)     (48,877)       1,998     (7,911)
   Net realized gain (loss)                                              --      207,010      164,359      186,803        289
   Capital gain distribution from mutual funds                           --      759,114      497,905      748,958         --
   Change in unrealized appreciation (depreciation) of
     investments                                                         --    1,101,309      403,055      221,152      2,733
                                                                -----------  -----------  -----------  -----------  ---------
Increase (decrease) in net assets from operations                        --    2,016,745    1,016,442    1,158,911     (4,889)
                                                                -----------  -----------  -----------  -----------  ---------
From contract transactions:
   Payments received from contract owners                                --      215,730      165,388      190,247         --
   Payments for contract benefits or terminations                        --   (1,296,988)    (717,067)  (1,093,037)  (114,975)
   Transfers between sub-accounts (including fixed
     account), net                                                       --     (520,682)     167,587       88,217     (8,595)
   Contract maintenance charges                                          --      (56,143)     (29,235)     (38,344)      (263)
   Adjustments to net assets allocated to contracts in payout
     period                                                              --            7            4            5         --
                                                                -----------  -----------  -----------  -----------  ---------
Increase (decrease) in net assets from contract transactions             --   (1,658,076)    (413,323)    (852,912)  (123,833)
                                                                -----------  -----------  -----------  -----------  ---------
Increase (decrease) in net assets                                        --      358,669      603,119      305,999   (128,722)
Net assets at beginning of period                                        --    7,650,328    3,980,527    6,175,762    751,914
                                                                -----------  -----------  -----------  -----------  ---------
Net assets at end of period                                     $        --  $ 8,008,997  $ 4,583,646  $ 6,481,761  $ 623,192
                                                                ===========  ===========  ===========  ===========  =========
Beginning units                                                          --      474,864      232,629      375,432     77,333
Units issued                                                             --       24,751       35,142       28,037        532
Units redeemed                                                           --     (114,994)     (54,992)     (75,659)   (13,328)
                                                                -----------  -----------  -----------  -----------  ---------
Ending units                                                             --      384,621      212,779      327,810     64,537
                                                                ===========  ===========  ===========  ===========  =========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                SAST SA      SAST SA     SAST SA VCP   SAST SA VCP  T Rowe Price
                                                               DFA Ultra    DFA Ultra      Dynamic       Dynamic     Blue Chip
                                                               Short Bond   Short Bond   Allocation     Strategy       Growth
                                                               Portfolio    Portfolio     Portfolio     Portfolio   Portfolio II
                                                                Class 2      Class 3       Class 3       Class 3       Class
                                                              -----------  -----------  ------------  ------------  ------------
For the Year Ended December 31, 2018
From operations:
   Dividends                                                  $    46,855  $    78,358  $  2,057,204  $  1,987,073  $        --
   Mortality and expense risk and administrative
     charges                                                      (76,705)    (146,629)     (907,771)     (841,589)     (72,805)
                                                              -----------  -----------  ------------  ------------  -----------
   Net investment income (loss)                                   (29,850)     (68,271)    1,149,433     1,145,484      (72,805)
   Net realized gain (loss)                                         7,280       17,858     1,326,689     1,488,175      720,663
   Capital gain distribution from mutual funds                         --           --     6,198,289     4,648,715      142,569
   Change in unrealized appreciation (depreciation) of
     investments                                                    9,536       20,440   (13,308,566)  (11,809,479)    (748,929)
                                                              -----------  -----------  ------------  ------------  -----------
Increase (decrease) in net assets from operations                 (13,034)     (29,973)   (4,634,155)   (4,527,105)      41,498
                                                              -----------  -----------  ------------  ------------  -----------
From contract transactions:
   Payments received from contract owners                          56,528      341,263        13,340         1,884      104,529
   Payments for contract benefits or terminations              (2,958,228)  (4,715,327)   (6,449,153)   (6,507,562)  (1,286,815)
   Transfers between sub-accounts (including fixed
     account), net                                              2,074,136    3,971,631     3,589,549     3,177,474      321,953
   Contract maintenance charges                                   (10,388)    (105,751)   (1,002,135)     (924,954)     (26,476)
   Adjustments to net assets allocated to contracts in
     payout period                                                     --         (151)           --            --        2,287
                                                              -----------  -----------  ------------  ------------  -----------
Increase (decrease) in net assets from contract transactions     (837,952)    (508,335)   (3,848,399)   (4,253,158)    (884,522)
                                                              -----------  -----------  ------------  ------------  -----------
Increase (decrease) in net assets                                (850,986)    (538,308)   (8,482,554)   (8,780,263)    (843,024)
Net assets at beginning of period                               5,312,391   10,190,094    59,638,685    56,197,003    4,963,394
                                                              -----------  -----------  ------------  ------------  -----------
Net assets at end of period                                   $ 4,461,405  $ 9,651,786  $ 51,156,131  $ 47,416,740  $ 4,120,370
                                                              ===========  ===========  ============  ============  ===========
Beginning units                                                   555,595    1,065,572     4,217,085     4,037,872      206,772
Units issued                                                      350,579      670,905       297,760       287,373       34,037
Units redeemed                                                   (438,824)    (723,799)     (572,084)     (597,392)     (69,787)
                                                              -----------  -----------  ------------  ------------  -----------
Ending units                                                      467,350    1,012,678     3,942,761     3,727,853      171,022
                                                              ===========  ===========  ============  ============  ===========
For the Year Ended December 31, 2017
From operations:
   Dividends                                                  $     7,438  $     3,571  $    619,097  $    569,061  $        --
   Mortality and expense risk and administrative
     charges                                                      (95,465)    (190,123)     (860,820)     (806,935)     (69,832)
                                                              -----------  -----------  ------------  ------------  -----------
   Net investment income (loss)                                   (88,027)    (186,552)     (241,723)     (237,874)     (69,832)
   Net realized gain (loss)                                            57       (8,761)      956,354       860,183      425,146
   Capital gain distribution from mutual funds                         --           --     1,175,416     1,083,151       58,651
   Change in unrealized appreciation (depreciation) of
     investments                                                   27,193       67,888     7,349,152     6,325,320      866,132
                                                              -----------  -----------  ------------  ------------  -----------
Increase (decrease) in net assets from operations                 (60,777)    (127,425)    9,239,199     8,030,780    1,280,097
                                                              -----------  -----------  ------------  ------------  -----------
From contract transactions:
   Payments received from contract owners                         359,188      890,874           404           404      279,149
   Payments for contract benefits or terminations              (2,675,555)  (4,557,410)   (4,675,781)   (3,673,629)    (682,706)
   Transfers between sub-accounts (including fixed
     account), net                                                619,467     (496,804)    3,726,861     3,092,396      145,141
   Contract maintenance charges                                   (12,755)    (129,628)     (922,455)     (860,930)     (24,458)
   Adjustments to net assets allocated to contracts in
     payout period                                                    850         (130)           --            --         (719)
                                                              -----------  -----------  ------------  ------------  -----------
Increase (decrease) in net assets from contract transactions   (1,708,805)  (4,293,098)   (1,870,971)   (1,441,759)    (283,593)
                                                              -----------  -----------  ------------  ------------  -----------
Increase (decrease) in net assets                              (1,769,582)  (4,420,523)    7,368,228     6,589,021      996,504
Net assets at beginning of period                               7,081,973   14,610,617    52,270,457    49,607,982    3,966,890
                                                              -----------  -----------  ------------  ------------  -----------
Net assets at end of period                                   $ 5,312,391  $10,190,094  $ 59,638,685  $ 56,197,003  $ 4,963,394
                                                              ===========  ===========  ============  ============  ===========
Beginning units                                                   732,949    1,511,970     4,365,836     4,154,455      221,238
Units issued                                                      384,557      347,432       401,709       356,598       44,249
Units redeemed                                                   (561,911)    (793,830)     (550,460)     (473,181)     (58,715)
                                                              -----------  -----------  ------------  ------------  -----------
Ending units                                                      555,595    1,065,572     4,217,085     4,037,872      206,772
                                                              ===========  ===========  ============  ============  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                       T Rowe Price
                                                                       Equity Income
                                                                       Portfolio II
                                                                           Class
                                                                       -------------
For the Year Ended December 31, 2018
From operations:
   Dividends                                                            $   111,178
   Mortality and expense risk and administrative charges                    (99,791)
                                                                        -----------
   Net investment income (loss)                                              11,387
   Net realized gain (loss)                                                 363,295
   Capital gain distribution from mutual funds                              523,211
   Change in unrealized appreciation (depreciation) of investments       (1,535,233)
                                                                        -----------
Increase (decrease) in net assets from operations                          (637,340)
                                                                        -----------
From contract transactions:
   Payments received from contract owners                                    48,787
   Payments for contract benefits or terminations                        (1,195,758)
   Transfers between sub-accounts (including fixed account), net            (20,229)
   Contract maintenance charges                                             (57,379)
   Adjustments to net assets allocated to contracts in payout period              9
                                                                        -----------
Increase (decrease) in net assets from contract transactions             (1,224,570)
                                                                        -----------
Increase (decrease) in net assets                                        (1,861,910)
Net assets at beginning of period                                         7,160,307
                                                                        -----------
Net assets at end of period                                             $ 5,298,397
                                                                        ===========
Beginning units                                                             430,178
Units issued                                                                 22,580
Units redeemed                                                              (94,795)
                                                                        -----------
Ending units                                                                357,963
                                                                        ===========
For the Year Ended December 31, 2017
From operations:
   Dividends                                                            $   106,527
   Mortality and expense risk and administrative charges                   (109,334)
                                                                        -----------
   Net investment income (loss)                                              (2,807)
   Net realized gain (loss)                                                 451,965
   Capital gain distribution from mutual funds                              678,048
   Change in unrealized appreciation (depreciation) of investments         (196,965)
                                                                        -----------
Increase (decrease) in net assets from operations                           930,241
                                                                        -----------
From contract transactions:
   Payments received from contract owners                                   102,811
   Payments for contract benefits or terminations                          (952,445)
   Transfers between sub-accounts (including fixed account), net            (10,924)
   Contract maintenance charges                                             (60,737)
   Adjustments to net assets allocated to contracts in payout period              8
                                                                        -----------
Increase (decrease) in net assets from contract transactions               (921,287)
                                                                        -----------
Increase (decrease) in net assets                                             8,954
Net assets at beginning of period                                         7,151,353
                                                                        -----------
Net assets at end of period                                             $ 7,160,307
                                                                        ===========
Beginning units                                                             489,672
Units issued                                                                 22,096
Units redeemed                                                              (81,590)
                                                                        -----------
Ending units                                                                430,178
                                                                        ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS


1. Organization

Variable Annuity Account Five (the Separate Account) is a segregated investment account established by American General Life Insurance Company (the Company) to receive and invest premium payments from variable annuity contracts issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

The Separate Account includes the following variable annuity products:

 Seasons                                Seasons Elite
 Seasons Advantage                      Seasons Preferred Solutions
 Seasons Advisor                        Seasons Select
 Seasons Advisor II                     Seasons Select II
 Seasons Advisor III                    Seasons Triple Elite

The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms, and financial institutions. The distributor of the Separate Account is AIG Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of these contracts.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as open-ended management investment companies. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2018 and related Statements of Operations and Changes in Net Assets for each of the two years in the period then ended, all periods to reflect a full twelve month period, except as noted below.

 Fidelity Variable Insurance Products
   (Fidelity VIP)

 Fidelity VIP Contrafund Portfolio      Fidelity VIP Mid Cap Portfolio
   Service Class 2                        Service Class 2
 Fidelity VIP Equity-Income Portfolio   Fidelity VIP Overseas Portfolio
   Service Class 2                        Service Class 2
 Fidelity VIP Investment Grade Bond
   Portfolio Service Class 2

 Seasons Series Trust (SST)/(a)(b)/

 SST Balanced Growth Strategy Class 1   SST SA Multi-Managed Diversified
                                          Fixed Income Portfolio Class 2
 SST Balanced Growth Strategy Class 2   SST SA Multi-Managed Diversified
                                          Fixed Income Portfolio Class 3
 SST Balanced Growth Strategy Class 3   SST SA Multi-Managed International
                                          Equity Portfolio Class 1
 SST Conservative Growth Strategy       SST SA Multi-Managed International
   Class 1                                Equity Portfolio Class 2
 SST Conservative Growth Strategy       SST SA Multi-Managed International
   Class 2                                Equity Portfolio Class 3
 SST Conservative Growth Strategy       SST SA Multi-Managed Large Cap Growth
   Class 3                                Portfolio Class 1
 SST Growth Strategy Class 1            SST SA Multi-Managed Large Cap Growth
                                          Portfolio Class 2
 SST Growth Strategy Class 2            SST SA Multi-Managed Large Cap Growth
                                          Portfolio Class 3
 SST Growth Strategy Class 3            SST SA Multi-Managed Large Cap Value
                                          Portfolio Class 1
 SST Moderate Growth Strategy Class 1   SST SA Multi-Managed Large Cap Value
                                          Portfolio Class 2
 SST Moderate Growth Strategy Class 2   SST SA Multi-Managed Large Cap Value
                                          Portfolio Class 3
 SST Moderate Growth Strategy Class 3   SST SA Multi-Managed Mid Cap Growth
                                          Portfolio Class 1
 SST SA Allocation Balanced Portfolio   SST SA Multi-Managed Mid Cap Growth
   Class 3                                Portfolio Class 2
 SST SA Allocation Growth Portfolio     SST SA Multi-Managed Mid Cap Growth
   Class 3                                Portfolio Class 3
 SST SA Allocation Moderate Growth      SST SA Multi-Managed Mid Cap Value
   Portfolio Class 3                      Portfolio Class 1
 SST SA Allocation Moderate Portfolio   SST SA Multi-Managed Mid Cap Value
   Class 3                                Portfolio Class 2

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


 Seasons Series Trust (SST)/(a)(b)/

 SST SA Columbia Focused Growth         SST SA Multi-Managed Mid Cap Value
   Portfolio Class 1/(c)/                 Portfolio Class 3
 SST SA Columbia Focused Growth         SST SA Multi-Managed Small Cap
   Portfolio Class 2/(c)/                 Portfolio Class 1
 SST SA Columbia Focused Growth         SST SA Multi-Managed Small Cap
   Portfolio Class 3/(c)/                 Portfolio Class 2
 SST SA Columbia Focused Value          SST SA Multi-Managed Small Cap
   Portfolio Class 2                      Portfolio Class 3
 SST SA Columbia Focused Value          SST SA Wellington Real Return
   Portfolio Class 3                      Portfolio Class 3
 SST SA Multi-Managed Diversified
   Fixed Income Portfolio Class 1

 SunAmerica Series Trust (SAST)/(a)/

 SAST SA AB Growth Portfolio Class 1    SAST SA DFA Ultra Short Bond
                                          Portfolio Class 1
 SAST SA AB Growth Portfolio Class 2    SAST SA DFA Ultra Short Bond
                                          Portfolio Class 2
 SAST SA AB Growth Portfolio Class 3    SAST SA DFA Ultra Short Bond
                                          Portfolio Class 3
 SAST SA American Funds Global Growth   SAST SA VCP Dynamic Allocation
   Portfolio Class 3                      Portfolio Class 3
 SAST SA American Funds Growth          SAST SA VCP Dynamic Strategy
   Portfolio Class 3                      Portfolio Class 3
 SAST SA American Funds Growth-Income
   Portfolio Class 3

 T. Rowe Price Equity Series, Inc. (T.
   Rowe Price)

 T Rowe Price Blue Chip Growth          T Rowe Price Equity Income Portfolio
   Portfolio II Class                     II Class

(a) These are affiliated investment companies. SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Seasons Series Trust and SunAmerica Series Trust.
(b) Consists of multi-managed variable investment strategies (Seasons Strategies), Select Portfolios, Focused Portfolios and Managed Allocation Portfolios each with a distinct investment objective. The Seasons Strategies are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio as well as in the shares of the two other portfolios of the Seasons Trust. Each of the Select Portfolios, Managed Allocation Portfolios and Focused Portfolios is invested solely in the shares of designated portfolio of Seasons Series Trust.
(c) The SST SA Columbia Focused Growth Portfolio, in operation for the period January 1, 2017 to December 31, 2017 and January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company's assets. The operations of the Separate Account are part of the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

Effective December 31, 2014, Variable Annuity Account Five changed its fiscal year-end from April 30 to December 31.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States
(GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

An assumed interest rate of 3.50 percent is used in determining annuity payments for all products.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3. Fair Value Measurements

Assets recorded at fair value in the Separate Account's Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of valuation inputs:

..   Level 1-- Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

..   Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


..   Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2018 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2018, and respective hierarchy levels.

4. Expenses

Expense charges are applied against the current value of the Separate Account and are paid as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and distribution charges are calculated daily, at an annual rate, on the actual prior day's net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The distribution expense charge covers all expenses associated with the distribution of the contract. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued and the death benefits elected for each product. Expense charges for each product are as follows:

 Products                               Separate Account Annual Charges*
 --------                               -------------------------------------
 Seasons                                1.40%
 Seasons Advantage                      1.65%, 1.90% or 2.30%
 Seasons Advisor                        1.40% or 1.65%
 Seasons Advisor II                     1.55%, 1.70% or 1.95%
 Seasons Advisor III                    1.65%, 1.85%, or 2.30%
 Seasons Elite                          1.55%, 1.75%, 2.00% or 2.20%
 Seasons Preferred Solutions            1.15%, 1.40%, 1.55%, 1.65%, 1.80% or
                                        2.05%
 Seasons Select                         1.40% or 1.52%
 Seasons Select II                      1.40%, 1.55%, 1.65%, 1.80% or 2.05%
 Seasons Triple Elite                   1.55%, 1.70% or 1.95%

* The distribution charge is deducted at an annual rate of 0.15 percent of the net asset value of each portfolio and is included in the respective separate account annual charge rate.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Contract Maintenance Charge: During the accumulation phase, an annual contract maintenance charge is assessed by the Company on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by the Company related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The contract maintenance charge ranges from $30 to $35 for certain contracts. No contract maintenance charge is assessed under the Seasons Advisor and Seasons Advisor II contracts.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Withdrawal charges may be assessed for withdrawals in excess of the free withdrawal amount as defined in the contracts. Withdrawal amounts in excess of the free withdrawal amount are assessed withdrawal charges based on tables of charges applicable to specific contracts.

The maximum withdrawal charge of 9 percent is assessed on amount withdrawn in excess of free withdrawals. There are no withdrawal charges under the Seasons Advisor, Seasons Advisor II and Seasons Advisor III contracts.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer in excess of the maximum transactions allowed for the product.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, the Company will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct premium taxes upon receipt of a purchase payment or upon surrender of the contract.

Income Protector Fee: The optional Income Protector Program provides a guaranteed fixed minimum retirement income upon annuitization. The fee is calculated as a percentage of the income benefit base, as defined in the prospectus, and is deducted annually from the contract value. The income benefit base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for the applicable growth rates, purchase payments, proportional withdrawals, fees, and charges. The income protector fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The fee for Income Protector Program is 0.10 percent and is offered under the Seasons Select, Seasons Select II and Seasons Triple Elite contracts.

MarketLock, Marketlock for Two, MarketLock for Life Plus, MarketLock Income Plus, MarketLock for Life and Seasons Income Rewards Fee: These optional features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period.

   .   MarketLock, MarketLock for Two and Season Income Rewards

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


       The annual fee is calculated as a percentage of the maximum anniversary value benefit base and deducted quarterly from the contract value. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals, or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

       The withdrawal benefit base for Seasons Income Rewards is calculated as eligible purchase payments adjusted for withdrawals received during the first 90 days.

   .   MarketLock for Life, MarketLock for Life Plus and MarketLock Income Plus

       The annual fee is calculated as a percentage of the income base and deducted quarterly from the contract value. The income base is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100 percent of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


The annual fees for the optional features discussed above are as follows:

Optional Features         Products Offered           Annual Fees
-----------------         -------------------------- --------------------------------------
MarketLock                Seasons Advantage          0.65%
                          Seasons Elite
                          Season Preferred Solution
                          Seasons Select II
                          Seasons Triple Elite
MarketLock for Two        Seasons Elite              0.40% prior to the first withdrawal
                          Season Preferred Solution  0.80% after the first withdrawal
                          Seasons Select II
                          Seasons Triple Elite
Season Income Rewards     Seasons Elite              0.65% in years zero to seven
                          Season Preferred Solution  0.45% in years eight to 10
                          Seasons Select II
                          Seasons Triple Elite
MarketLock for Life       Seasons Advantage          0.70% for one covered person
                          Seasons Elite              0.95% for two covered person
                          Season Preferred Solution
                          Seasons Select II
MarketLock for Life Plus  Seasons Advantage          0.65% to 0.95% for one covered person
                          Seasons Advisor III        0.90% to 1.25% for two covered person
                          Seasons Elite
                          Season Preferred Solution
                          Seasons Select II
MarketLock Income Plus    Seasons Advantage          0.95% to 1.10% for one covered person
                          Seasons Advisor III        1.20% to 1.35% for two covered person
                          Seasons Elite
                          Season Preferred Solution
                          Seasons Select II

Seasons Promise Fee: The optional Seasons Promise Program provides a guaranteed minimum contract value at the end of ten full contract years. The fee is calculated as a percentage of the contract value minus purchase payments received after the 90/th/ day from the date of contract issuance and deducted quarterly from the contract value during the first ten full contract years. This optional feature is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The fee for the Season Promise Program ranges from 0.25 percent to
0.65 percent. This optional feature is offered under the offered under the Seasons Select II, Seasons Triple Elite, Seasons Preferred Solution, and Seasons Elite contracts.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. Purchases and Sales of Investments

For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                   Cost of   Proceeds from
Sub-accounts                                                      Purchases      Sales
------------                                                     ----------- -------------
Fidelity VIP Contrafund Portfolio Service Class 2                $   802,518  $ 1,654,715
Fidelity VIP Equity-Income Portfolio Service Class 2                 701,413    1,450,002
Fidelity VIP Investment Grade Bond Portfolio Service Class 2       1,859,804    4,907,223
Fidelity VIP Mid Cap Portfolio Service Class 2                     1,968,240    2,279,551
Fidelity VIP Overseas Portfolio Service Class 2                      597,432    1,060,225
SST Balanced Growth Strategy Class 1                                 124,311    2,304,380
SST Balanced Growth Strategy Class 2                               3,380,996   12,891,622
SST Balanced Growth Strategy Class 3                                 363,169    5,996,142
SST Conservative Growth Strategy Class 1                               2,906    1,077,381
SST Conservative Growth Strategy Class 2                           1,100,194    7,349,951
SST Conservative Growth Strategy Class 3                           1,245,184    5,033,757
SST Growth Strategy Class 1                                           36,112    2,114,025
SST Growth Strategy Class 2                                          651,163    6,057,366
SST Growth Strategy Class 3                                          970,330    9,359,720
SST Moderate Growth Strategy Class 1                                 154,415    2,219,468
SST Moderate Growth Strategy Class 2                                  92,715    9,351,941
SST Moderate Growth Strategy Class 3                               1,860,523   13,947,166
SST SA Allocation Balanced Portfolio Class 3                      10,208,180   14,226,165
SST SA Allocation Growth Portfolio Class 3                         4,506,990   11,555,540
SST SA Allocation Moderate Growth Portfolio Class 3               38,724,883   51,243,193
SST SA Allocation Moderate Portfolio Class 3                      14,915,186   23,091,138
SST SA Columbia Focused Growth Portfolio Class 1                     386,536    1,302,651
SST SA Columbia Focused Growth Portfolio Class 2                  12,192,634   31,771,082
SST SA Columbia Focused Growth Portfolio Class 3                   7,728,317   23,616,987
SST SA Columbia Focused Value Portfolio Class 2                    2,112,995    2,054,427
SST SA Columbia Focused Value Portfolio Class 3                    1,531,633    2,356,679
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1       72,142      250,462
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2      922,402    6,283,150
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3      889,240    3,618,505
SST SA Multi-Managed International Equity Portfolio Class 1           46,338      118,407
SST SA Multi-Managed International Equity Portfolio Class 2        1,592,794    4,271,119
SST SA Multi-Managed International Equity Portfolio Class 3        1,100,760    3,469,539
SST SA Multi-Managed Large Cap Growth Portfolio Class 1              711,797      568,340
SST SA Multi-Managed Large Cap Growth Portfolio Class 2            6,057,330    7,837,538
SST SA Multi-Managed Large Cap Growth Portfolio Class 3            3,391,998    3,635,827
SST SA Multi-Managed Large Cap Value Portfolio Class 1               531,833      412,434
SST SA Multi-Managed Large Cap Value Portfolio Class 2             3,945,894    4,738,236
SST SA Multi-Managed Large Cap Value Portfolio Class 3             2,574,830    3,129,075
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1                394,262      452,351
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2              3,333,608    4,498,498
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3              2,246,471    2,986,196
SST SA Multi-Managed Mid Cap Value Portfolio Class 1                 264,269      369,598
SST SA Multi-Managed Mid Cap Value Portfolio Class 2               2,067,847    3,619,728
SST SA Multi-Managed Mid Cap Value Portfolio Class 3               1,767,132    3,256,415
SST SA Multi-Managed Small Cap Portfolio Class 1                     142,449      280,299
SST SA Multi-Managed Small Cap Portfolio Class 2                   1,806,470    3,489,105
SST SA Multi-Managed Small Cap Portfolio Class 3                   1,590,958    2,673,722
SST SA Wellington Real Return Portfolio Class 3                      431,864    1,726,306
SAST SA AB Growth Portfolio Class 1                                1,068,363       15,002
SAST SA AB Growth Portfolio Class 2                               28,269,844      982,000
SAST SA AB Growth Portfolio Class 3                               19,372,754    1,044,526
SAST SA American Funds Global Growth Portfolio Class 3             2,137,402    1,850,740
SAST SA American Funds Growth Portfolio Class 3                    2,116,004    1,028,957
SAST SA American Funds Growth-Income Portfolio Class 3             2,607,013    1,717,723
SAST SA DFA Ultra Short Bond Portfolio Class 1                       408,880      175,502
SAST SA DFA Ultra Short Bond Portfolio Class 2                     3,340,589    4,208,392
SAST SA DFA Ultra Short Bond Portfolio Class 3                     6,325,175    6,901,781
SAST SA VCP Dynamic Allocation Portfolio Class 3                  11,946,527    8,447,205
SAST SA VCP Dynamic Strategy Portfolio Class 3                    10,131,544    8,590,503
T Rowe Price Blue Chip Growth Portfolio II Class                   1,032,799    1,847,557
T Rowe Price Equity Income Portfolio II Class                        973,777    1,663,749

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the four years in the period ended December 31, 2018, for the eight months ended December 31, 2014 and for the year ended April 30, 2014, follows:

                                               December 31, 2018                      For the Year Ended December 31, 2018
                                    ---------------------------------------------  -------------------------------------------
                                                                                                     Expense         Total
                                               Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                               -------------------      Net           Income      -------------- --------------
Sub-accounts                          Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                        ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
Fidelity VIP Contrafund Portfolio
  Service Class 2                      246,482 15.59      17.15       4,060,678        0.43        1.15   2.05    -8.55   -7.71
Fidelity VIP Equity-Income
  Portfolio Service Class 2            367,481 13.43      14.71       5,175,034        2.01        1.15   2.00   -10.36   -9.59
Fidelity VIP Investment Grade Bond
  Portfolio Service Class 2          1,160,837 12.00      13.15      14,667,060        2.24        1.15   2.00    -2.76   -1.93
Fidelity VIP Mid Cap Portfolio
  Service Class 2                      467,464 15.26      16.76       7,488,036        0.40        1.15   2.00   -16.47  -15.75
Fidelity VIP Overseas Portfolio
  Service Class 2                      518,402  8.70       9.53       4,732,312        1.30        1.15   2.00   -16.75  -16.03
SST Balanced Growth Strategy
  Class 1                              437,198 29.89      30.61      13,380,409        0.00        1.40   1.52    -4.56   -4.45
SST Balanced Growth Strategy
  Class 2                            1,771,282 27.17      29.77      50,940,870        0.00        1.40   1.95    -5.12   -4.59
SST Balanced Growth Strategy
  Class 3                              995,103 26.56      30.25      28,498,313        0.00        1.15   2.00    -5.24   -4.43
SST Conservative Growth Strategy
  Class 1                              296,749            27.74       8,232,579        0.00               1.40            -4.38
SST Conservative Growth Strategy
  Class 2                            1,527,536 24.82      26.99      39,772,208        0.00        1.40   1.95    -5.05   -4.52
SST Conservative Growth Strategy
  Class 3                              911,489 24.05      27.35      23,879,275        0.00        1.15   1.95    -5.17   -4.40
SST Growth Strategy Class 1            480,623            35.75      17,180,799        0.00               1.40            -5.85
SST Growth Strategy Class 2            971,320 31.94      34.77      32,599,327        0.00        1.40   1.95    -6.50   -5.98
SST Growth Strategy Class 3          1,142,178 31.39      35.28      38,376,995        0.00        1.15   2.00    -6.65   -5.85
SST Moderate Growth Strategy
  Class 1                              462,026 32.31      33.08      15,285,561        0.00        1.40   1.52    -5.75   -5.64
SST Moderate Growth Strategy
  Class 2                            2,168,567 29.28      32.17      67,275,297        0.00        1.40   1.95    -6.34   -5.82
SST Moderate Growth Strategy
  Class 3                            1,711,611 28.67      32.68      53,117,203        0.00        1.15   2.00    -6.48   -5.68
SST SA Allocation Balanced
  Portfolio Class 3                  4,449,453 13.65      15.30      64,953,452        4.28        1.15   2.00    -5.86   -5.05
SST SA Allocation Growth Portfolio
  Class 3                            2,414,824 14.68      16.41      37,630,596        3.09        1.15   2.00    -9.05   -8.27
SST SA Allocation Moderate Growth
  Portfolio Class 3                 14,621,643 13.84      15.62     217,119,370        4.00        1.15   2.05    -7.85   -7.01
SST SA Allocation Moderate
  Portfolio Class 3                  6,031,494 13.98      15.65      89,608,359        3.98        1.15   2.00    -6.85   -6.05
SST SA Columbia Focused Growth
  Portfolio Class 1                         -- 16.03      17.38              --        0.00        1.40   1.52     9.85    9.95
SST SA Columbia Focused Growth
  Portfolio Class 2                         -- 15.47      16.93              --        0.00        1.40   1.95     9.36    9.84
SST SA Columbia Focused Growth
  Portfolio Class 3                         -- 14.94      17.18              --        0.00        1.15   2.05     9.12    9.91
SST SA Columbia Focused Value
  Portfolio Class 2                    455,312 25.24      27.88      12,312,795        3.60        1.40   1.95   -13.76  -13.28
SST SA Columbia Focused Value
  Portfolio Class 3                    305,705 24.69      28.30       8,204,507        3.04        1.15   2.00   -13.89  -13.16
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 1       118,037 15.34      15.91       1,877,251        2.56        1.40   1.52    -2.61   -2.49
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 2     1,311,904 13.76      15.49      19,454,517        2.21        1.40   1.95    -3.14   -2.60
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 3       800,309 13.42      15.70      11,846,784        2.24        1.15   2.00    -3.25   -2.42
SST SA Multi-Managed International
  Equity Portfolio Class 1             102,240  9.98      10.93       1,116,218        2.76        1.40   1.52   -15.48  -15.38
SST SA Multi-Managed International
  Equity Portfolio Class 2           1,631,397  9.74      10.63      16,707,397        2.46        1.40   1.95   -16.07  -15.60
SST SA Multi-Managed International
  Equity Portfolio Class 3           1,155,602  9.55      10.79      11,814,331        2.33        1.15   2.00   -16.17  -15.45
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 1             186,733 18.81      21.24       3,965,302        0.64        1.40   1.52    -3.24   -3.13
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 2           1,436,119 18.85      20.66      28,619,474        0.46        1.40   1.95    -3.77   -3.23
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 3             759,652 18.49      20.92      15,110,607        0.38        1.15   2.00    -3.91   -3.09
SST SA Multi-Managed Large Cap
  Value Portfolio Class 1              129,773 22.80      24.30       3,146,990        1.98        1.40   1.52   -11.08  -10.97
SST SA Multi-Managed Large Cap
  Value Portfolio Class 2              994,768 21.01      23.65      22,512,814        1.76        1.40   1.95   -11.61  -11.12
SST SA Multi-Managed Large Cap
  Value Portfolio Class 3              515,892 20.61      24.01      11,683,375        1.66        1.15   2.00   -11.75  -10.99
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 1              78,512 34.54      38.38       3,012,620        0.00        1.40   1.52    -4.98   -4.87
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 2             535,005 34.24      37.34      19,243,732        0.00        1.40   1.95    -5.56   -5.03
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 3             330,061 33.56      37.97      11,925,238        0.00        1.15   2.00    -5.64   -4.83
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 1                     61,699 38.24      39.67       2,447,000        0.95        1.40   1.52   -13.18  -13.08
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 2                    557,776 33.23      38.62      20,488,721        0.77        1.40   1.95   -13.65  -13.17
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 3                    339,772 32.42      39.13      12,405,166        0.64        1.15   2.00   -13.82  -13.08
SST SA Multi-Managed Small Cap
  Portfolio Class 1                     73,049 18.28      19.41       1,415,977        0.20        1.40   1.52   -12.88  -12.78
SST SA Multi-Managed Small Cap
  Portfolio Class 2                    771,744 17.27      18.89      14,061,815        0.03        1.40   1.95   -13.41  -12.93
SST SA Multi-Managed Small Cap
  Portfolio Class 3                    504,366 16.85      19.14       9,183,171        0.00        1.15   2.05   -13.57  -12.79
SST SA Wellington Real Return
  Portfolio Class 3                    518,892 10.28      11.68       5,742,062        3.07        1.15   2.05    -2.24   -1.35
SAST SA AB Growth Portfolio Class 1    110,726             8.94         989,993        0.00        1.40   1.52   -10.62  -10.59
SAST SA AB Growth Portfolio Class 2  2,875,869  8.92       8.94      25,690,672        0.00        1.40   1.95   -10.76  -10.63
SAST SA AB Growth Portfolio Class 3  1,924,007  8.92       8.94      17,187,027        0.00        1.15   2.05   -10.79  -10.59
SAST SA American Funds Global
  Growth Portfolio Class 3             333,144 17.69      19.48       6,204,935        1.14        1.15   2.00   -11.08  -10.32
SAST SA American Funds Growth
  Portfolio Class 3                    201,590 19.79      22.14       4,263,044        0.99        1.15   2.05    -2.55   -1.67
SAST SA American Funds Growth-
  Income Portfolio Class 3             299,220 17.83      19.93       5,717,995        2.71        1.15   2.05    -4.05   -3.18
SAST SA DFA Ultra Short Bond
  Portfolio Class 1                     88,876             9.67         859,292        0.72               1.40             0.13
SAST SA DFA Ultra Short Bond
  Portfolio Class 2                    467,350  9.41       9.61       4,461,405        0.96        1.40   1.95    -0.60   -0.05
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                  1,012,678  9.35       9.66       9,651,786        0.79        1.15   2.00    -0.78    0.07
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                  3,942,761 12.64      13.34      51,156,131        3.71        1.15   2.00    -8.68   -7.89

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                               December 31, 2018                      For the Year Ended December 31, 2018
                                    ---------------------------------------------  -------------------------------------------
                                                                                                     Expense         Total
                                               Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                               -------------------      Net           Income      -------------- --------------
Sub-accounts                          Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                        ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                  3,727,853 12.39      13.05      47,416,740        3.84        1.15   2.00    -9.03   -8.25
T Rowe Price Blue Chip Growth
  Portfolio II Class                   171,022 22.86      25.01       4,120,370        0.00        1.15   2.00    -0.37    0.48
T Rowe Price Equity Income
  Portfolio II Class                   357,963 13.99      15.47       5,298,397        1.78        1.15   2.05   -11.54  -10.73

                                               December 31, 2017                      For the Year Ended December 31, 2017
                                    ---------------------------------------------  -------------------------------------------
                                                                                                     Expense         Total
                                               Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                               -------------------      Net           Income      -------------- --------------
Sub-accounts                          Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                        ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
Fidelity VIP Contrafund Portfolio
  Service Class 2                      313,702 17.04      18.58       5,614,945        0.75        1.15   2.05    19.13   20.20
Fidelity VIP Equity-Income
  Portfolio Service Class 2            436,588 14.98      16.27       6,837,992        1.46        1.15   2.00    10.43   11.37
Fidelity VIP Investment Grade Bond
  Portfolio Service Class 2          1,420,330 12.34      13.41      18,365,884        2.14        1.15   2.00     1.94    2.81
Fidelity VIP Mid Cap Portfolio
  Service Class 2                      513,321 18.27      19.89       9,809,245        0.48        1.15   2.00    18.16   19.16
Fidelity VIP Overseas Portfolio
  Service Class 2                      557,995 10.45      11.35       6,094,729        1.15        1.15   2.00    27.42   28.51
SST Balanced Growth Strategy
  Class 1                              499,020 31.32      32.03      15,983,415        0.00        1.40   1.52    15.74   15.88
SST Balanced Growth Strategy
  Class 2                            2,054,099 28.63      31.20      62,069,000        0.00        1.40   1.95    15.07   15.70
SST Balanced Growth Strategy
  Class 3                            1,164,352 28.03      31.66      35,013,751        0.00        1.15   2.00    14.90   15.88
SST Conservative Growth Strategy
  Class 1                              329,267            29.01       9,553,070        0.00               1.40            12.69
SST Conservative Growth Strategy
  Class 2                            1,729,279 26.14      28.27      47,285,607        0.00        1.40   1.95    11.91   12.53
SST Conservative Growth Strategy
  Class 3                            1,035,359 25.61      28.61      28,453,180        0.00        1.15   2.00    11.75   12.70
SST Growth Strategy Class 1            526,877            37.97      20,004,341        0.00               1.40            19.71
SST Growth Strategy Class 2          1,101,426 34.16      36.98      39,423,812        0.00        1.40   1.95    18.87   19.53
SST Growth Strategy Class 3          1,349,301 33.63      37.47      48,354,025        0.00        1.15   2.00    18.70   19.71
SST Moderate Growth Strategy
  Class 1                              513,353 34.29      35.06      17,998,920        0.00        1.40   1.52    17.23   17.37
SST Moderate Growth Strategy
  Class 2                            2,405,711 31.26      34.16      79,455,511        0.00        1.40   1.95    16.55   17.19
SST Moderate Growth Strategy
  Class 3                            2,040,974 30.65      34.64      67,443,647        0.00        1.15   2.00    16.38   17.37
SST SA Allocation Balanced
  Portfolio Class 3                  5,240,274 14.50      16.11      80,812,221        1.50        1.15   2.00     8.35    9.27
SST SA Allocation Growth Portfolio
  Class 3                            3,033,583 16.14      17.88      51,772,017        0.94        1.15   2.00    15.50   16.48
SST SA Allocation Moderate Growth
  Portfolio Class 3                 17,492,978 15.02      16.80     280,617,618        1.36        1.15   2.05    12.82   13.83
SST SA Allocation Moderate
  Portfolio Class 3                  7,322,651 15.01      16.66     116,260,671        1.39        1.15   2.00    11.05   11.99
SST SA Columbia Focused Growth
  Portfolio Class 1                     74,146 14.60      15.81       1,172,090        0.00        1.40   1.52    33.21   33.37
SST SA Columbia Focused Growth
  Portfolio Class 2                  1,825,820 14.14      15.41      27,293,119        0.00        1.40   1.95    32.44   33.17
SST SA Columbia Focused Growth
  Portfolio Class 3                  1,416,121 13.69      15.63      21,154,141        0.00        1.15   2.05    32.17   33.36
SST SA Columbia Focused Value
  Portfolio Class 2                    503,892 29.26      32.16      15,743,345        1.40        1.40   1.95    19.17   19.83
SST SA Columbia Focused Value
  Portfolio Class 3                    365,006 28.68      32.59      11,317,573        1.29        1.15   2.00    18.99   20.01
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 1       131,132 15.76      16.31       2,138,769        2.37        1.40   1.52     2.43    2.55
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 2     1,686,642 14.20      15.90      25,740,102        1.98        1.40   1.95     1.84    2.40
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 3       994,725 13.87      16.09      15,129,499        1.79        1.15   2.00     1.68    2.55
SST SA Multi-Managed International
  Equity Portfolio Class 1             109,172 11.81      12.92       1,408,633        2.09        1.40   1.52    24.83   24.97
SST SA Multi-Managed International
  Equity Portfolio Class 2           1,870,016 11.60      12.59      22,756,422        2.03        1.40   1.95    24.11   24.79
SST SA Multi-Managed International
  Equity Portfolio Class 3           1,364,519 11.39      12.76      16,569,778        1.83        1.15   2.00    23.92   24.97
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 1             207,694 19.44      21.93       4,552,952        0.51        1.40   1.52    25.77   25.92
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 2           1,723,506 19.59      21.35      35,563,445        0.39        1.40   1.95    25.05   25.74
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 3             881,840 19.25      21.58      18,164,704        0.26        1.15   2.00    24.86   25.92
SST SA Multi-Managed Large Cap
  Value Portfolio Class 1              141,009 25.64      27.30       3,841,617        2.14        1.40   1.52    12.59   12.73
SST SA Multi-Managed Large Cap
  Value Portfolio Class 2            1,142,992 23.77      26.61      29,171,388        1.98        1.40   1.95    11.94   12.56
SST SA Multi-Managed Large Cap
  Value Portfolio Class 3              599,600 23.36      26.97      15,300,926        1.84        1.15   2.00    11.78   12.73
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 1              87,608 36.35      40.35       3,533,711        0.00        1.40   1.52    24.41   24.56
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 2             617,434 36.26      39.32      23,446,504        0.00        1.40   1.95    23.69   24.37
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 3             382,920 35.57      39.90      14,598,759        0.00        1.15   2.00    23.51   24.56
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 1                     67,659 44.05      45.63       3,086,994        1.28        1.40   1.52    11.21   11.34
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 2                    626,106 38.48      44.48      26,548,918        1.11        1.40   1.95    10.57   11.18
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 3                    394,964 37.62      45.01      16,618,205        0.98        1.15   2.00    10.40   11.34
SST SA Multi-Managed Small Cap
  Portfolio Class 1                     83,350 20.99      22.25       1,852,698        0.35        1.40   1.52     8.84    8.97
SST SA Multi-Managed Small Cap
  Portfolio Class 2                    888,950 19.95      21.69      18,656,254        0.23        1.40   1.95     8.21    8.80
SST SA Multi-Managed Small Cap
  Portfolio Class 3                    581,093 19.49      21.95      12,179,315        0.14        1.15   2.05     7.99    8.97
SST SA Wellington Real Return
  Portfolio Class 3                    644,099 10.52      11.84       7,251,801        1.98        1.15   2.05    -0.13    0.77
SAST SA American Funds Global
  Growth Portfolio Class 3             384,621 19.89      21.73       8,008,997        0.91        1.15   2.00    28.51   29.60
SAST SA American Funds Growth
  Portfolio Class 3                    212,779 20.31      22.51       4,583,646        0.47        1.15   2.05    25.35   26.48
SAST SA American Funds Growth-
  Income Portfolio Class 3             327,810 18.58      20.58       6,481,761        1.53        1.15   2.05    19.56   20.64
SAST SA DFA Ultra Short Bond
  Portfolio Class 1                     64,537             9.66         623,192        0.32               1.40            -0.69
SAST SA DFA Ultra Short Bond
  Portfolio Class 2                    555,595  9.47       9.62       5,312,391        0.12        1.40   1.95    -1.38   -0.84
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                  1,065,572  9.43       9.66      10,190,094        0.03        1.15   2.00    -1.53   -0.69
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                  4,217,085 13.85      14.48      59,638,685        1.11        1.15   2.00    17.58   18.58
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                  4,037,872 13.62      14.22      56,197,003        1.08        1.15   2.00    16.02   17.01

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                               December 31, 2017                      For the Year Ended December 31, 2017
                                    ---------------------------------------------  -------------------------------------------
                                                                                                     Expense         Total
                                               Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                               -------------------      Net           Income      -------------- --------------
Sub-accounts                          Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                        ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
T Rowe Price Blue Chip Growth
  Portfolio II Class                   206,772 22.95      24.89       4,963,394        0.00        1.15   2.00    33.15   34.28
T Rowe Price Equity Income
  Portfolio II Class                   430,178 15.82      17.33       7,160,307        1.49        1.15   2.05    13.39   14.41

                                               December 31, 2016                      For the Year Ended December 31, 2016
                                    ---------------------------------------------  -------------------------------------------
                                                                                                     Expense         Total
                                               Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                               -------------------      Net           Income      -------------- --------------
Sub-accounts                          Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                        ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
Fidelity VIP Contrafund Portfolio
  Service Class 2                      372,431 14.31      15.46       5,570,052        0.57        1.15   2.05     5.55    6.50
Fidelity VIP Equity-Income
  Portfolio Service Class 2            499,213 13.56      14.61       7,050,717        2.05        1.15   2.00    15.39   16.37
Fidelity VIP Investment Grade Bond
  Portfolio Service Class 2          1,578,102 12.11      13.04      19,926,292        2.14        1.15   2.00     2.41    3.29
Fidelity VIP Mid Cap Portfolio
  Service Class 2                      619,938 15.46      16.70       9,982,570        0.30        1.15   2.00     9.71   10.65
Fidelity VIP Overseas Portfolio
  Service Class 2                      700,048  8.20       8.83       5,974,537        1.15        1.15   2.00    -7.14   -6.35
SST Balanced Growth Strategy
  Class 1                              565,659 27.06      27.64      15,635,086        0.00        1.40   1.52     2.60    2.72
SST Balanced Growth Strategy
  Class 2                            2,443,583 24.88      26.97      63,882,342        0.00        1.40   1.95     2.01    2.57
SST Balanced Growth Strategy
  Class 3                            1,398,070 24.39      27.32      36,471,421        0.00        1.15   2.00     1.86    2.72
SST Conservative Growth Strategy
  Class 1                              392,885            25.75      10,115,042        0.00               1.40             3.21
SST Conservative Growth Strategy
  Class 2                            1,981,285 23.35      25.12      48,240,403        0.00        1.40   1.95     2.49    3.05
SST Conservative Growth Strategy
  Class 3                            1,151,663 22.92      25.39      28,144,735        0.00        1.15   2.00     2.34    3.21
SST Growth Strategy Class 1            608,800            31.72      19,308,508        0.00               1.40             3.59
SST Growth Strategy Class 2          1,245,137 28.74      30.94      37,404,231        0.00        1.40   1.95     2.86    3.43
SST Growth Strategy Class 3          1,563,175 28.33      31.30      47,054,859        0.00        1.15   2.00     2.71    3.58
SST Moderate Growth Strategy
  Class 1                              575,495 29.25      29.87      17,191,215        0.00        1.40   1.52     3.87    4.00
SST Moderate Growth Strategy
  Class 2                            2,680,960 26.82      29.15      75,706,982        0.00        1.40   1.95     3.27    3.84
SST Moderate Growth Strategy
  Class 3                            2,464,217 26.34      29.52      69,533,942        0.00        1.15   2.00     3.12    4.00
SST SA Allocation Balanced
  Portfolio Class 3                  6,346,341 13.22      14.75      89,961,332        1.81        1.15   2.05     3.10    4.03
SST SA Allocation Growth Portfolio
  Class 3                            3,655,257 13.97      15.35      53,777,276        1.64        1.15   2.00     3.66    4.54
SST SA Allocation Moderate Growth
  Portfolio Class 3                 20,451,173 13.31      14.76     289,373,028        1.72        1.15   2.05     3.52    4.45
SST SA Allocation Moderate
  Portfolio Class 3                  8,762,463 13.37      14.87     124,708,639        1.75        1.15   2.05     3.44    4.37
SST SA Columbia Focused Growth
  Portfolio Class 1                     80,991 10.96      11.85         959,927        0.00        1.40   1.52   -10.26  -10.15
SST SA Columbia Focused Growth
  Portfolio Class 2                  2,071,961 10.68      11.57      23,298,797        0.00        1.40   1.95   -10.78  -10.29
SST SA Columbia Focused Growth
  Portfolio Class 3                  1,654,003 10.36      11.72      18,602,183        0.00        1.15   2.05   -10.96  -10.15
SST SA Columbia Focused Value
  Portfolio Class 2                    554,590 24.56      26.83      14,493,601        1.08        1.40   1.95    16.84   17.49
SST SA Columbia Focused Value
  Portfolio Class 3                    436,046 24.10      27.16      11,307,169        1.00        1.15   2.00    16.67   17.66
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 1       167,289 15.38      15.91       2,660,708        1.21        1.40   1.52     1.89    2.01
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 2     1,929,783 13.95      15.53      28,812,783        1.01        1.40   1.95     1.30    1.86
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 3     1,103,359 13.64      15.69      16,362,951        0.89        1.15   2.00     1.15    2.01
SST SA Multi-Managed International
  Equity Portfolio Class 1             127,067  9.46      10.34       1,312,172        1.74        1.40   1.52    -1.59   -1.47
SST SA Multi-Managed International
  Equity Portfolio Class 2           2,040,046  9.35      10.09      19,932,027        1.57        1.40   1.95    -2.16   -1.62
SST SA Multi-Managed International
  Equity Portfolio Class 3           1,625,705  9.19      10.21      15,827,651        1.50        1.15   2.00    -2.30   -1.47
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 1             230,008 15.46      17.42       4,004,211        0.38        1.40   1.52     1.57    1.69
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 2           1,939,954 15.66      16.98      31,919,688        0.27        1.40   1.95     0.98    1.54
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 3           1,025,261 15.41      17.14      16,834,621        0.18        1.15   2.00     0.83    1.69
SST SA Multi-Managed Large Cap
  Value Portfolio Class 1              152,627 22.77      24.21       3,689,245        1.38        1.40   1.52    13.34   13.48
SST SA Multi-Managed Large Cap
  Value Portfolio Class 2            1,297,424 21.23      23.64      29,482,410        1.45        1.40   1.95    12.69   13.31
SST SA Multi-Managed Large Cap
  Value Portfolio Class 3              685,070 20.90      23.93      15,535,600        1.35        1.15   2.00    12.52   13.48
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 1              96,335 29.22      32.39       3,119,642        0.00        1.40   1.52     3.20    3.32
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 2             689,381 29.31      31.62      21,097,448        0.00        1.40   1.95     2.60    3.17
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 3             452,964 28.80      32.03      13,891,095        0.00        1.15   2.00     2.45    3.32
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 1                     77,460 39.61      40.98       3,174,191        1.00        1.40   1.52    14.28   14.42
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 2                    710,362 34.80      40.01      27,155,432        0.91        1.40   1.95    13.62   14.25
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 3                    462,065 34.07      40.43      17,527,395        0.78        1.15   2.00    13.45   14.42
SST SA Multi-Managed Small Cap
  Portfolio Class 1                     90,910 19.28      20.42       1,854,652        0.18        1.40   1.52    17.14   17.28
SST SA Multi-Managed Small Cap
  Portfolio Class 2                  1,010,459 18.43      19.94      19,544,631        0.06        1.40   1.95    16.46   17.10
SST SA Multi-Managed Small Cap
  Portfolio Class 3                    636,974 18.05      20.14      12,295,452        0.00        1.15   2.05    16.23   17.28
SST SA Wellington Real Return
  Portfolio Class 3                    786,951 10.53      11.75       8,825,169        0.00        1.15   2.05     1.60    2.52
SAST SA American Funds Global
  Growth Portfolio Class 3             474,864 15.48      16.76       7,650,328        1.67        1.15   2.00    -1.64   -0.80
SAST SA American Funds Growth
  Portfolio Class 3                    232,629 16.20      17.80       3,980,527        0.30        1.15   2.05     6.97    7.93
SAST SA American Funds Growth-
  Income Portfolio Class 3             375,432 15.54      17.06       6,175,762        1.37        1.15   2.05     8.96    9.94
SAST SA DFA Ultra Short Bond
  Portfolio Class 1                     77,333             9.72         751,914        0.00               1.40            -1.48
SAST SA DFA Ultra Short Bond
  Portfolio Class 2                    732,949  9.60       9.70       7,081,973        0.00        1.40   1.95    -2.17   -1.63
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                  1,511,970  9.57       9.72      14,610,617        0.00        1.15   2.00    -2.31   -1.48
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                  4,365,836 11.78      12.21      52,270,457        1.44        1.15   2.00     2.44    3.32
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                  4,154,455 11.74      12.15      49,607,982        1.38        1.15   2.00     3.07    3.95
T Rowe Price Blue Chip Growth
  Portfolio II Class                   221,238 17.24      18.54       3,966,890        0.00        1.15   2.00    -1.45   -0.61
T Rowe Price Equity Income
  Portfolio II Class                   489,672 13.95      15.15       7,151,353        1.98        1.15   2.05    16.45   17.50

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                               December 31, 2015                      For the Year Ended December 31, 2015
                                    ---------------------------------------------  -------------------------------------------
                                                                                                     Expense         Total
                                               Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                               -------------------      Net           Income      -------------- --------------
Sub-accounts                          Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                        ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
Fidelity VIP Contrafund Portfolio
  Service Class 2                      454,136 13.56      14.52       6,407,492        0.79        1.15   2.30   -1.62    -0.73
Fidelity VIP Equity-Income
  Portfolio Service Class 2            631,284 11.76      12.56       7,693,368        2.94        1.15   2.30   -6.13    -5.33
Fidelity VIP Investment Grade Bond
  Portfolio Service Class 2          1,727,608 11.82      12.62      21,183,718        2.27        1.15   2.30   -2.81    -1.98
Fidelity VIP Mid Cap Portfolio
  Service Class 2                      746,687 14.09      15.09      10,907,476        0.24        1.15   2.30   -3.58    -2.75
Fidelity VIP Overseas Portfolio
  Service Class 2                      739,066  8.84       9.43       6,763,636        1.15        1.15   2.30    1.25     2.12
SST Balanced Growth Strategy
  Class 1                              677,168 26.37      26.91      18,219,909        0.00        1.40   1.52    1.20     1.32
SST Balanced Growth Strategy
  Class 2                            2,814,921 24.39      26.29      71,895,892        0.00        1.40   1.95    0.61     1.17
SST Balanced Growth Strategy
  Class 3                            1,738,857 23.95      26.59      44,304,286        0.00        1.15   2.30    0.46     1.32
SST Cash Management Portfolio               --    --         --              --        0.00        1.40   1.52    0.00     0.00
SST Conservative Growth Strategy
  Class 1                              482,386            24.95      12,033,497        0.00        1.40   1.52    0.00     0.35
SST Conservative Growth Strategy
  Class 2                            2,244,274 22.79      24.37      53,157,670        0.00        1.40   1.95   -0.35     0.19
SST Conservative Growth Strategy
  Class 3                            1,434,640 22.39      24.60      34,140,815        0.00        1.15   2.30   -0.50     0.34
SST Growth Strategy Class 1            771,142            30.62      23,610,521        0.00        1.40   1.52    0.00     2.10
SST Growth Strategy Class 2          1,451,938 27.94      29.92      42,239,138        0.00        1.40   1.95    1.38     1.94
SST Growth Strategy Class 3          1,952,402 27.58      30.22      56,990,283        0.00        1.15   2.30    1.23     2.10
SST Moderate Growth Strategy
  Class 1                              706,206 28.16      28.72      20,284,965        0.00        1.40   1.52    1.25     1.37
SST Moderate Growth Strategy
  Class 2                            3,154,831 25.97      28.07      85,997,705        0.00        1.40   1.95    0.66     1.22
SST Moderate Growth Strategy
  Class 3                            2,800,856 25.54      28.38      76,244,822        0.00        1.15   2.30    0.51     1.37
SST SA Allocation Balanced
  Portfolio Class 3                  7,455,856 12.82      14.18     101,969,741        1.18        1.15   2.30   -3.33    -2.46
SST SA Allocation Growth Portfolio
  Class 3                            4,514,857 13.40      14.69      63,728,294        1.29        1.15   2.30   -3.86    -2.99
SST SA Allocation Moderate Growth
  Portfolio Class 3                 23,236,478 12.86      14.13     315,913,227        1.30        1.15   2.30   -3.73    -2.86
SST SA Allocation Moderate
  Portfolio Class 3                  9,672,034 12.92      14.25     132,410,521        1.19        1.15   2.30   -3.63    -2.76
SST SA Columbia Focused Growth
  Portfolio Class 1                     92,594 12.21      13.19       1,221,428        0.00        1.40   1.52    1.87     1.99
SST SA Columbia Focused Growth
  Portfolio Class 2                  2,366,811 11.97      12.90      29,747,582        0.00        1.40   1.95    1.28     1.84
SST SA Columbia Focused Growth
  Portfolio Class 3                  1,862,051 11.63      13.04      23,403,481        0.00        1.15   2.30    1.08     1.99
SST SA Columbia Focused Value
  Portfolio Class 2                    661,674 21.02      22.84      14,722,498        0.74        1.40   1.95   -5.91    -5.40
SST SA Columbia Focused Value
  Portfolio Class 3                    543,408 20.66      23.08      12,013,869        0.62        1.15   2.30   -6.06    -5.25
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 1       235,131 15.10      15.59       3,665,936        1.89        1.40   1.52   -1.78    -1.67
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 2     2,248,685 13.77      15.25      33,048,082        1.63        1.40   1.95   -2.35    -1.81
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 3     1,353,035 13.48      15.38      19,728,034        1.52        1.15   2.30   -2.50    -1.66
SST SA Multi-Managed International
  Equity Portfolio Class 1             147,583  9.62      10.49       1,547,060        1.00        1.40   1.52   -4.33    -4.22
SST SA Multi-Managed International
  Equity Portfolio Class 2           2,391,016  9.55      10.26      23,797,914        1.03        1.40   1.95   -4.88    -4.36
SST SA Multi-Managed International
  Equity Portfolio Class 3           1,885,408  9.33      10.36      18,701,535        0.90        1.15   2.30   -5.07    -4.21
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 1             237,388 15.22      17.13       4,064,022        0.50        1.40   1.52    2.99     3.11
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 2           2,275,371 15.51      16.73      36,946,598        0.35        1.40   1.95    2.39     2.96
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 3           1,275,375 15.29      16.86      20,682,436        0.28        1.15   2.30    2.24     3.11
SST SA Multi-Managed Large Cap
  Value Portfolio Class 1              154,890 20.09      21.34       3,299,361        1.24        1.40   1.52   -6.27    -6.16
SST SA Multi-Managed Large Cap
  Value Portfolio Class 2            1,486,789 18.84      20.86      29,883,329        1.07        1.40   1.95   -6.81    -6.30
SST SA Multi-Managed Large Cap
  Value Portfolio Class 3              852,924 18.57      21.09      17,122,907        0.87        1.15   2.30   -6.95    -6.16
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 1             105,729 28.31      31.35       3,313,875        0.00        1.40   1.52   -1.15    -1.03
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 2             801,889 28.57      30.65      23,843,770        0.00        1.40   1.95   -1.72    -1.18
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 3             535,950 28.11      31.00      15,950,205        0.00        1.15   2.30   -1.87    -1.03
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 1                     79,257 34.66      35.82       2,838,497        0.54        1.40   1.52   -7.22    -7.11
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 2                    830,394 30.63      35.02      27,828,797        0.38        1.40   1.95   -7.76    -7.25
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 3                    568,065 30.03      35.33      18,918,168        0.27        1.15   2.30   -7.89    -7.11
SST SA Multi-Managed Small Cap
  Portfolio Class 1                     96,527 16.46      17.41       1,679,260        0.36        1.40   1.52   -7.07    -6.96
SST SA Multi-Managed Small Cap
  Portfolio Class 2                  1,154,386 15.83      17.02      19,115,305        0.17        1.40   1.95   -7.61    -7.10
SST SA Multi-Managed Small Cap
  Portfolio Class 3                    747,422 15.53      17.17      12,340,831        0.00        1.15   2.30   -7.80    -6.96
SST SA Wellington Real Return
  Portfolio Class 3                  1,006,866 10.36      11.46      11,048,307        3.33        1.15   2.30   -3.36    -2.48
SAST SA American Funds Global
  Growth Portfolio Class 3             519,382 15.74      16.90       8,470,952        0.90        1.15   2.30    4.55     5.44
SAST SA American Funds Growth
  Portfolio Class 3                    244,627 15.15      16.49       3,892,939        0.88        1.15   2.30    4.38     5.32
SAST SA American Funds Growth-
  Income Portfolio Class 3             437,900 14.27      15.52       6,575,503        0.95        1.15   2.30   -0.89     0.01
SAST SA DFA Ultra Short Bond
  Portfolio Class 1                     75,170    --       9.87         741,815        0.00        1.10   1.40   -1.31     0.00
SAST SA DFA Ultra Short Bond
  Portfolio Class 2                    737,140  9.81       9.86       7,175,143        0.00        1.40   1.95   -1.87    -1.43
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                  1,409,396  9.80       9.87      14,060,766        0.00        1.15   2.00   -1.99    -1.31
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                  4,845,153 11.50      11.82      56,379,293        0.97        1.15   2.00   -7.03    -6.24
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                  4,519,310 11.39      11.69      52,118,863        0.73        1.15   2.00   -7.29    -6.50
T Rowe Price Blue Chip Growth
  Portfolio II Class                   273,182 17.49      18.65       4,945,976        0.00        1.15   2.30    8.60     9.53
T Rowe Price Equity Income
  Portfolio II Class                   593,746 11.98      12.89       7,414,508        1.59        1.15   2.30   -8.99    -8.17

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                               December 31, 2014                   For the Eight Months Ended December 31, 2014
                                    ---------------------------------------------  -------------------------------------------
                                                                                                     Expense         Total
                                               Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                               -------------------      Net           Income      -------------- --------------
Sub-accounts                          Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                        ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
Fidelity VIP Contrafund Portfolio
  Service Class 2                      533,483 13.78      14.62       7,600,830        0.71        1.15   2.30    8.71     9.37
Fidelity VIP Equity-Income
  Portfolio Service Class 2            693,166 12.52      13.27       8,956,483        2.51        1.15   2.30    3.51     4.10
Fidelity VIP Investment Grade Bond
  Portfolio Service Class 2          1,955,870 12.16      12.88      24,553,484        1.84        1.15   2.30    1.33     1.91
Fidelity VIP Mid Cap Portfolio
  Service Class 2                      869,030 14.61      15.52      13,101,624        0.02        1.15   2.30    5.37     5.97
Fidelity VIP Overseas Portfolio
  Service Class 2                      851,870  8.73       9.23       7,661,734        1.06        1.15   2.30   -5.96    -5.42
SST Balanced Growth Strategy
  Class 1                              813,487 26.06      26.56      21,602,742        0.00        1.40   1.52    5.98     6.07
SST Balanced Growth Strategy
  Class 2                            3,232,359 24.24      25.99      81,790,814        0.00        1.40   1.95    5.57     5.96
SST Balanced Growth Strategy
  Class 3                            2,069,713 23.84      26.25      52,216,109        0.00        1.15   2.30    5.46     6.07
SST Cash Management Portfolio          119,551 10.30         --       1,231,436        0.00        1.40   1.52            -1.11
SST Conservative Growth Strategy
  Class 1                              662,840 24.39      24.86      16,476,925        0.00        1.40   1.52    4.67     4.75
SST Conservative Growth Strategy
  Class 2                            2,550,735 22.87      24.33      60,401,132        0.00        1.40   1.95    4.26     4.65
SST Conservative Growth Strategy
  Class 3                            1,555,168 22.51      24.52      36,967,883        0.00        1.15   2.30    4.15     4.75
SST Growth Strategy Class 1            855,018 29.43      29.99      25,641,192        0.00        1.40   1.52    8.33     8.42
SST Growth Strategy Class 2          1,608,237 27.56      29.34      46,004,704        0.00        1.40   1.95    7.91     8.31
SST Growth Strategy Class 3          2,202,437 27.25      29.60      63,109,249        0.00        1.15   2.30    7.80     8.42
SST Moderate Growth Strategy
  Class 1                              870,780 27.81      28.34      24,674,574        0.00        1.40   1.52    7.33     7.42
SST Moderate Growth Strategy
  Class 2                            3,509,705 25.80      27.74      94,716,495        0.00        1.40   1.95    6.92     7.31
SST Moderate Growth Strategy
  Class 3                            3,341,481 25.41      28.00      90,011,038        0.00        1.15   2.30    6.81     7.42
SST SA Allocation Balanced
  Portfolio Class 3                  9,215,654 13.27      14.53     129,747,655        1.12        1.15   2.30    2.20     2.82
SST SA Allocation Growth Portfolio
  Class 3                            5,426,655 13.93      15.14      79,310,858        0.60        1.15   2.30    2.84     3.46
SST SA Allocation Moderate Growth
  Portfolio Class 3                 26,249,915 13.36      14.54     368,805,639        0.96        1.15   2.30    2.39     3.01
SST SA Allocation Moderate
  Portfolio Class 3                 11,288,825 13.41      14.65     159,611,928        1.03        1.15   2.30    2.32     2.94
SST SA Columbia Focused Growth
  Portfolio Class 1                     97,054 11.99      12.94       1,255,184        0.00        1.40   1.52    9.26     9.35
SST SA Columbia Focused Growth
  Portfolio Class 2                  2,760,875 11.82      12.67      34,135,889        0.00        1.40   1.95    8.83     9.24
SST SA Columbia Focused Growth
  Portfolio Class 3                  2,351,129 11.51      12.79      29,040,419        0.00        1.15   2.30    8.69     9.35
SST SA Columbia Focused Value
  Portfolio Class 2                    748,547 22.34      24.14      17,639,740        0.44        1.40   1.95    8.67     9.07
SST SA Columbia Focused Value
  Portfolio Class 3                    653,706 21.99      24.36      15,298,624        0.32        1.15   2.30    8.56     9.18
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 1       257,281 15.37      15.86       4,079,215        1.71        1.40   1.52    1.29     1.37
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 2     2,638,555 14.10      15.53      39,561,304        1.54        1.40   1.95    0.89     1.27
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 3     1,768,048 13.83      15.64      26,263,594        1.37        1.15   2.30    0.79     1.37
SST SA Multi-Managed International
  Equity Portfolio Class 1             232,286 10.05      10.96       2,543,146        1.51        1.40   1.52   -7.31    -7.23
SST SA Multi-Managed International
  Equity Portfolio Class 2           2,642,072 10.04      10.72      27,566,121        1.33        1.40   1.95   -7.67    -7.33
SST SA Multi-Managed International
  Equity Portfolio Class 3           2,310,207  9.83      10.82      24,024,422        1.19        1.15   2.30   -7.79    -7.23
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 1             269,106 14.78      16.61       4,468,132        0.38        1.40   1.52   11.94    12.03
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 2           2,588,960 15.15      16.25      40,921,872        0.24        1.40   1.95   11.50    11.92
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 3           1,671,274 14.95      16.35      26,400,022        0.12        1.15   2.30   11.39    12.03
SST SA Multi-Managed Large Cap
  Value Portfolio Class 1              186,003 21.44      22.74       4,223,339        1.07        1.40   1.52    5.90     5.99
SST SA Multi-Managed Large Cap
  Value Portfolio Class 2            1,764,894 20.22      22.26      37,984,876        0.92        1.40   1.95    5.49     5.88
SST SA Multi-Managed Large Cap
  Value Portfolio Class 3            1,048,823 19.96      22.47      22,482,352        0.80        1.15   2.30    5.38     5.99
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 1             124,249 28.64      31.68       3,935,149        0.00        1.40   1.52    9.67     9.76
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 2             922,376 29.07      31.01      27,812,996        0.00        1.40   1.95    9.25     9.65
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 3             675,738 28.65      31.33      20,387,938        0.00        1.15   2.30    9.14     9.76
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 1                     89,501 37.36      38.56       3,450,660        0.79        1.40   1.52    7.33     7.41
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 2                    961,452 33.21      37.76      34,823,942        0.66        1.40   1.95    6.91     7.30
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 3                    688,259 32.61      38.04      24,749,175        0.48        1.15   2.30    6.80     7.41
SST SA Multi-Managed Small Cap
  Portfolio Class 1                    103,845 17.72      18.72       1,941,896        0.21        1.40   1.52    5.41     5.49
SST SA Multi-Managed Small Cap
  Portfolio Class 2                  1,341,315 17.13      18.33      23,971,854        0.04        1.40   1.95    5.00     5.39
SST SA Multi-Managed Small Cap
  Portfolio Class 3                    953,441 16.84      18.46      17,004,346        0.00        1.15   2.30    4.86     5.49
SST SA Wellington Real Return
  Portfolio Class 3                  1,359,234 10.72      11.76      15,350,689        0.00        1.15   2.30   -1.32    -0.72
SAST SA American Funds Global
  Growth Portfolio Class 3             603,003 15.05      16.03       9,363,182        0.92        1.15   2.30    2.80     3.39
SAST SA American Funds Growth
  Portfolio Class 3                    291,240 14.51      15.66       4,420,760        0.62        1.15   2.30    7.51     8.17
SAST SA American Funds Growth-
  Income Portfolio Class 3             554,664 14.39      15.52       8,373,637        0.99        1.15   2.30    7.24     7.88
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                  5,169,392 12.36      12.61      64,417,459        0.57        1.15   2.00    3.03     3.62
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                  4,822,626 12.29      12.50      59,721,312        0.41        1.15   2.00    2.87     3.46
T Rowe Price Blue Chip Growth
  Portfolio II Class                   287,447 16.10      17.03       4,772,242        0.00        1.15   2.30   10.98    11.61
T Rowe Price Equity Income
  Portfolio II Class                   670,960 13.16      14.04       9,160,167        0.98        1.15   2.30    3.34     3.96

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                            April 30, 2014                         For the Year Ended April 30, 2014
                               ---------------------------------------------  -------------------------------------------
                                                                                                Expense         Total
                                          Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                          -------------------      Net           Income      -------------- --------------
Sub-accounts                     Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                   ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
Fidelity VIP Contrafund
  Portfolio Service Class 2       585,892 12.67      13.37       7,657,680        0.81        1.15   2.30   18.40    19.47
Fidelity VIP Equity-Income
  Portfolio Service Class 2       781,885 12.10      12.74       9,727,111        2.08        1.15   2.30   14.34    15.32
Fidelity VIP Investment Grade
  Bond Portfolio Service
  Class 2                       2,285,606 12.01      12.64      28,220,970        1.95        1.15   2.30   -2.27    -1.43
Fidelity VIP Mid Cap
  Portfolio Service Class 2     1,001,997 13.87      14.64      14,294,273        0.26        1.15   2.30   19.61    20.63
Fidelity VIP Overseas
  Portfolio Service Class 2       901,286  9.28       9.76       8,596,645        1.01        1.15   2.30   12.79    13.75
SST Balanced Growth Strategy
  Class 1                         872,353 24.59      25.04      21,841,263        0.00        1.40   1.52    9.62     9.75
SST Balanced Growth Strategy
  Class 2                       3,456,780 22.97      24.53      82,671,758        0.00        1.40   1.95    8.99     9.59
SST Balanced Growth Strategy
  Class 3                       2,241,178 22.60      24.75      53,464,832        0.00        1.15   2.30    8.83     9.76
SST Cash Management Portfolio     123,844 10.42         --       1,290,040        0.00        1.40   1.52            -1.68
SST Conservative Growth
  Strategy Class 1                742,194 23.31      23.73      17,612,881        0.00        1.40   1.52    6.97     7.10
SST Conservative Growth
  Strategy Class 2              2,736,231 21.93      23.25      62,006,129        0.00        1.40   1.95    6.35     6.94
SST Conservative Growth
  Strategy Class 3              1,717,286 21.61      23.41      39,069,837        0.00        1.15   2.30    6.20     7.11
SST Growth Strategy Class 1       937,088 27.16      27.66      25,919,785        0.00        1.40   1.52   14.74    14.88
SST Growth Strategy Class 2     1,740,978 25.54      27.09      46,077,734        0.00        1.40   1.95   14.08    14.71
SST Growth Strategy Class 3     2,462,739 25.27      27.30      65,284,728        0.00        1.15   2.30   13.91    14.88
SST Moderate Growth Strategy
  Class 1                         925,377 25.91      26.38      24,410,410        0.00        1.40   1.52   12.68    12.82
SST Moderate Growth Strategy
  Class 2                       3,908,300 24.13      25.85      98,415,385        0.00        1.40   1.95   12.03    12.65
SST Moderate Growth Strategy
  Class 3                       3,637,661 23.79      26.06      91,464,870        0.00        1.15   2.30   11.87    12.82
SST SA Allocation Balanced
  Portfolio Class 3            10,579,127 12.98      14.13     145,150,485        1.63        1.15   2.30    4.93     5.88
SST SA Allocation Growth
  Portfolio Class 3             6,159,657 13.55      14.63      87,293,229        0.73        1.15   2.30   11.77    12.78
SST SA Allocation Moderate
  Growth Portfolio Class 3     29,306,484 13.04      14.12     400,761,274        1.28        1.15   2.30    8.21     9.18
SST SA Allocation Moderate
  Portfolio Class 3            13,031,066 13.11      14.23     179,440,763        1.42        1.15   2.30    6.61     7.58
SST SA Columbia Focused
  Growth Portfolio Class 1        118,255 10.97      11.83       1,398,684        0.00        1.40   1.52   16.28    16.42
SST SA Columbia Focused
  Growth Portfolio Class 2      3,165,513 10.86      11.60      35,874,943        0.00        1.40   1.95   15.61    16.24
SST SA Columbia Focused
  Growth Portfolio Class 3      2,742,563 10.59      11.70      31,060,219        0.00        1.15   2.30   15.38    16.42
SST SA Columbia Focused Value
  Portfolio Class 2               850,264 20.56      22.14      18,391,606        0.55        1.40   1.95   17.27    17.92
SST SA Columbia Focused Value
  Portfolio Class 3               731,856 20.26      22.31      15,739,847        0.40        1.15   2.30   17.09    18.09
SST SA Multi-Managed
  Diversified Fixed Income
  Portfolio Class 1               273,362 15.18      15.64       4,275,733        1.62        1.40   1.52   -2.80    -2.68
SST SA Multi-Managed
  Diversified Fixed Income
  Portfolio Class 2             2,813,700 13.98      15.33      41,735,072        1.44        1.40   1.95   -3.36    -2.82
SST SA Multi-Managed
  Diversified Fixed Income
  Portfolio Class 3             2,070,665 13.72      15.43      30,438,162        1.35        1.15   2.30   -3.50    -2.68
SST SA Multi-Managed
  International Equity
  Portfolio Class 1               243,971 10.84      11.81       2,879,492        1.09        1.40   1.52    9.17     9.30
SST SA Multi-Managed
  International Equity
  Portfolio Class 2             2,692,694 10.88      11.57      30,374,046        0.96        1.40   1.95    8.54     9.14
SST SA Multi-Managed
  International Equity
  Portfolio Class 3             2,463,020 10.66      11.66      27,693,713        0.86        1.15   2.30    8.33     9.31
SST SA Multi-Managed Large
  Cap Growth Portfolio Class 1    293,987 13.20      14.83       4,357,264        0.61        1.40   1.52   17.98    18.12
SST SA Multi-Managed Large
  Cap Growth Portfolio Class 2  2,836,926 13.59      14.52      40,138,063        0.49        1.40   1.95   17.30    17.95
SST SA Multi-Managed Large
  Cap Growth Portfolio Class 3  1,968,369 13.42      14.59      27,816,190        0.37        1.15   2.30   17.13    18.13
SST SA Multi-Managed Large
  Cap Value Portfolio Class 1     198,743 20.24      21.45       4,258,098        0.93        1.40   1.52   16.21    16.35
SST SA Multi-Managed Large
  Cap Value Portfolio Class 2   1,930,614 19.17      21.03      39,308,688        0.85        1.40   1.95   15.54    16.17
SST SA Multi-Managed Large
  Cap Value Portfolio Class 3   1,215,842 18.94      21.20      24,660,474        0.76        1.15   2.30   15.36    16.35
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 1        137,960 26.12      28.86       3,980,853        0.00        1.40   1.52   17.28    17.42
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 2      1,036,508 26.61      28.28      28,550,765        0.00        1.40   1.95   16.61    17.25
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 3        799,419 26.25      28.54      22,028,832        0.00        1.15   2.30   16.43    17.43
SST SA Multi-Managed Mid Cap
  Value Portfolio Class 1         101,551 34.81      35.90       3,645,137        0.73        1.40   1.52   18.19    18.33
SST SA Multi-Managed Mid Cap
  Value Portfolio Class 2       1,074,753 31.06      35.19      36,315,108        0.60        1.40   1.95   17.51    18.16
SST SA Multi-Managed Mid Cap
  Value Portfolio Class 3         822,763 30.53      35.41      27,589,163        0.48        1.15   2.30   17.33    18.33
SST SA Multi-Managed Small
  Cap Portfolio Class 1           108,269 16.81      17.74       1,919,326        0.00        1.40   1.52   19.76    19.91
SST SA Multi-Managed Small
  Cap Portfolio Class 2         1,506,841 16.32      17.39      25,587,797        0.00        1.40   1.95   19.07    19.73
SST SA Multi-Managed Small
  Cap Portfolio Class 3         1,096,104 16.06      17.50      18,586,055        0.00        1.15   2.30   18.84    19.91
SST SA Wellington Real Return
  Portfolio Class 3             1,599,614 10.87      11.84      18,263,353        0.67        1.15   2.30   -6.08    -5.23
SAST SA American Funds Global
  Growth Portfolio Class 3        672,106 14.64      15.50      10,125,330        0.58        1.15   2.30   13.58    14.55
SAST SA American Funds Growth
  Portfolio Class 3               352,787 13.50      14.48       4,963,269        0.51        1.15   2.30   15.11    16.15
SAST SA American Funds
  Growth- Income Portfolio
  Class 3                         525,692 13.42      14.38       7,348,622        1.20        1.15   2.30   18.63    19.70
SAST SA VCP Dynamic
  Allocation Portfolio Class 3  4,540,845 12.00      12.17      54,753,876        0.00        1.15   2.00    6.16     7.07
SAST SA VCP Dynamic Strategy
  Portfolio Class 3             4,296,306 11.95      12.09      51,561,591        0.00        1.15   2.00    6.21     7.12
T Rowe Price Blue Chip Growth
  Portfolio II Class              334,086 14.51      15.26       4,984,915        0.00        1.15   2.30   22.02    23.06
T Rowe Price Equity Income
  Portfolio II Class              778,802 12.74      13.50      10,251,889        1.46        1.15   2.30   14.82    15.86

(a)Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.
(b)These amounts represent the net asset value before adjustments allocated to the contracts in payout period.
(c)These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d)These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.
(e)These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

7. Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through April 22, 2019, the date the financial statements were issued, and has determined that no additional items require disclosure.

    American General Life
    Insurance Company
    Audited Statutory Financial Statements
    At December 31, 2018 and 2017 and
    for each of the three years ended December 31, 2018

AMERICAN GENERAL LIFE INSURANCE COMPANY

TABLE OF CONTENTS TO AUDITED STATUTORY FINANCIAL STATEMENTS AND SUPPLEMENTAL INFORMATION

                                                                                                                           Page
                                                                                                                           ----
STATUTORY FINANCIAL STATEMENTS
Independent Auditor's Report..............................................................................................   2
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus at December 31, 2018 and 2017................   4
Statutory Statements of Operations for the Years Ended December 31, 2018, 2017 and 2016...................................   6
Statutory Statements of Changes in Capital and Surplus for the Years Ended December 31, 2018, 2017 and 2016...............   7
Statutory Statements of Cash Flows for the Years Ended December 31, 2018, 2017 and 2016...................................   8

NOTES TO STATUTORY FINANCIAL STATEMENTS
1.   Nature of Operations.................................................................................................   9
2.   Summary of Significant Accounting Policies...........................................................................  10
3.   Investments..........................................................................................................  21
4.   Securities Lending and Repurchase Agreements.........................................................................  29
5.   Restricted Assets....................................................................................................  32
6.   Subprime Mortgage Risk Exposure......................................................................................  32
7.   Derivatives..........................................................................................................  33
8.   Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of   36
       Credit Risk........................................................................................................
9.   Fair Value Measurements..............................................................................................  36
10.  Aggregate Policy Reserves and Deposit Fund Liabilities...............................................................  42
11.  Separate Accounts....................................................................................................  43
12.  Reserves for Guaranteed Policy Benefits and Enhancements.............................................................  46
13.  Participating Policy Contracts.......................................................................................  46
14.  Premium and Annuity Considerations Deferred and Uncollected..........................................................  47
15.  Reinsurance..........................................................................................................  47
16.  Federal Income Taxes.................................................................................................  50
17.  Capital and Surplus..................................................................................................  56
18.  Retirement Plans and Share-Based and Deferred Compensation Plans.....................................................  57
19.  Debt.................................................................................................................  58
20.  Commitments and Contingencies........................................................................................  60
21.  Related Party Transactions...........................................................................................  62
22.  Subsequent Events....................................................................................................  67
23.  Loan-Backed and Structured Security Impairments and Structured Notes Holdings........................................  68

SUPPLEMENTAL INFORMATION
Supplemental Schedule of Assets and Liabilities...........................................................................  74
Supplemental Investment Risks Interrogatories.............................................................................  76
Supplemental Summary Investment Schedule..................................................................................  82

                        Report of Independent Auditors

To the Board of Directors and Shareholder of American General Life Insurance Company

We have audited the accompanying statutory financial statements of American General Life Insurance Company (the "Company"), an indirect, wholly-owned subsidiary of American International Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2018 and 2017, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2018.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities, Supplemental Investment Risks Interrogatories and Supplemental Summary Investment Schedule (collectively, the "supplemental schedules") of the Company as of December 31, 2018 and for the year then ended are presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 22, 2019

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

                                                                December 31,
                                                              -----------------
(in millions)                                                   2018     2017
-------------                                                 -------- --------
Admitted assets
   Cash and investments......................................
       Bonds................................................. $ 94,693 $ 94,338
       Preferred stock.......................................      303      211
       Common stock..........................................      312       93
       Cash, cash equivalents and short-term investments.....    1,547      119
       Mortgage loans........................................   18,928   15,845
       Real estate...........................................      197      223
       Contract loans........................................    1,307    1,340
       Derivatives...........................................    1,635      655
       Securities lending reinvested collateral assets.......      352    2,418
       Derivative cash collateral............................       20    1,027
       Other invested assets.................................    4,364    5,033
                                                              -------- --------
   Total cash and investments................................  123,658  121,302
   Amounts recoverable from reinsurers.......................      306      426
   Amounts receivable under reinsurance contracts............      372      352
   Current federal income tax recoverable....................      266      241
   Deferred tax asset........................................      517      689
   Due and accrued investment income.........................    1,379    1,096
   Premiums due, deferred and uncollected....................      142       48
   Receivables from affiliates...............................      363      316
   Other assets..............................................      164      131
   Separate account assets...................................   49,618   54,104
                                                              -------- --------
Total admitted assets........................................ $176,785 $178,705
                                                              ======== ========

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

                                                                                        December 31,
                                                                                     ------------------
(in millions, except per share data)                                                   2018      2017
------------------------------------                                                 --------  --------
Liabilities
   Policy reserves and contractual liabilities......................................
       Life and annuity reserves.................................................... $ 91,355  $ 87,540
       Liabilities for deposit-type contracts.......................................   12,012     9,663
       Accident and health reserves.................................................      788       812
       Premiums received in advance.................................................       11         1
       Policy and contract claims...................................................      573       576
       Policyholder dividends.......................................................       15        19
                                                                                     --------  --------
   Total policy reserves and contractual liabilities................................  104,754    98,611
   Payable to affiliates............................................................      372       425
   Interest maintenance reserve.....................................................    1,278     1,411
   Derivatives......................................................................      209       454
   Payable for securities lending...................................................      447     2,460
   Repurchase agreements............................................................      119     1,174
   Collateral for derivatives program...............................................      835        45
   Funds held under coinsurance.....................................................   10,863    10,435
   Accrued expenses and other liabilities...........................................    1,750     1,740
   Net transfers from separate accounts due or accrued..............................   (1,394)   (1,591)
   Asset valuation reserve..........................................................    1,583     1,536
   Separate account liabilities.....................................................   49,618    54,021
                                                                                     --------  --------
Total liabilities...................................................................  170,434   170,721
                                                                                     --------  --------
Commitments and contingencies (see Note 20)

Capital and surplus
   Common stock, $10 par value; 600,000 shares authorized, issued and outstanding...        6         6
   Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding.        1         1
   Gross paid-in and contributed surplus............................................    3,510     3,510
   Unassigned surplus...............................................................    2,834     4,467
                                                                                     --------  --------
Total capital and surplus...........................................................    6,351     7,984
                                                                                     --------  --------
Total liabilities and capital and surplus........................................... $176,785  $178,705
                                                                                     ========  ========

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF OPERATIONS

                                                                                             Years Ended December 31,
                                                                                           ---------------------------
(in millions)                                                                                2018      2017     2016
-------------                                                                              --------  -------  --------
Revenues
   Premiums and annuity considerations.................................................... $(10,325) $11,031  $  7,561
   Net investment income..................................................................    6,243    5,881     6,090
   Amortization of interest maintenance reserve...........................................      141      128        99
   Reserve adjustments on reinsurance ceded...............................................   17,732   (1,160)  (10,314)
   Commissions and expense allowances.....................................................      814      798       768
   Separate account fees..................................................................    1,167    1,216     1,025
   Other income...........................................................................      437      472       429
                                                                                           --------  -------  --------
Total revenues............................................................................   16,209   18,366     5,658
                                                                                           --------  -------  --------
Benefits and expenses
   Death benefits.........................................................................      260      760     1,089
   Annuity benefits.......................................................................    1,537    3,374     3,276
   Surrender benefits.....................................................................    7,119    6,452     6,125
   Other benefits.........................................................................      271      565       591
   Change in reserves.....................................................................    3,792      742   (10,216)
   Commissions............................................................................    1,131    1,023     1,045
   General insurance expenses.............................................................      828      969     1,049
   Net transfers (from) to separate accounts..............................................     (774)   1,306       303
   Other expenses.........................................................................      638      592       238
                                                                                           --------  -------  --------
Total benefits and expenses...............................................................   14,802   15,783     3,500
                                                                                           --------  -------  --------
Net gain from operations before dividends to policyholders and federal income taxes.......    1,407    2,583     2,158
Dividends to policyholders................................................................      (13)      18        19
                                                                                           --------  -------  --------
Net gain from operations after dividends to policyholders and before federal income taxes.    1,420    2,565     2,139
Federal income tax expense................................................................      513    1,025     1,182
                                                                                           --------  -------  --------
Net gain from operations..................................................................      907    1,540       957
Net realized capital (losses) gains.......................................................     (342)    (928)      634
                                                                                           --------  -------  --------
Net income................................................................................ $    565  $   612  $  1,591
                                                                                           ========  =======  ========

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                                               Gross Paid-
                                                                     Common &    In and
                                                                     Preferred Contributed Unassigned Total Capital
(in millions)                                                          Stock     Surplus    Surplus    and Surplus
-------------                                                        --------- ----------- ---------- -------------
Balance, January 1, 2016............................................    $ 7      $4,318     $ 4,569      $ 8,894
                                                                        ---      ------     -------      -------
   Net income.......................................................     --          --       1,591        1,591
   Change in net unrealized capital gains (losses)..................     --          --        (380)        (380)
   Change in net unrealized foreign exchange capital gains (losses).     --          --        (277)        (277)
   Change in deferred tax...........................................     --          --         290          290
   Change in non-admitted assets....................................     --          --        (243)        (243)
   Change in asset valuation reserve................................     --          --         310          310
   Change in surplus from separate accounts.........................     --          --          48           48
   Other changes in surplus in separate accounts....................     --          --          (6)          (6)
   Capital Changes:
       Return of capital............................................     --        (630)         --         (630)
   Dividends to parent recorded as return of capital................     --          --       2,185        2,185
   Dividends to stockholder.........................................     --          --      (2,740)      (2,740)
   Prior period corrections (see Note 2)............................     --          --         (41)         (41)
                                                                        ---      ------     -------      -------
Balance, December 31, 2016..........................................    $ 7      $3,688     $ 5,306      $ 9,001
                                                                        ===      ======     =======      =======
   Net income.......................................................     --          --         612          612
   Change in net unrealized capital gains (losses)..................     --          --          36           36
   Change in net unrealized foreign exchange capital gains (losses).     --          --         271          271
   Change in deferred tax...........................................     --          --      (1,286)      (1,286)
   Change in non-admitted assets....................................     --          --       1,001        1,001
   Change in asset valuation reserve................................     --          --          19           19
   Change in surplus from separate accounts.........................     --          --         178          178
   Other changes in surplus in separate accounts....................     --          --        (178)        (178)
   Cumulative effect of changes in accounting principles............     --          --         132          132
   Capital Changes:
       Return of capital............................................     --        (178)         --         (178)
   Dividends to parent recorded as return of capital................     --          --         107          107
   Dividends to stockholder.........................................     --          --      (1,722)      (1,722)
   Prior period corrections (see Note 2)............................     --          --          (9)          (9)
                                                                        ---      ------     -------      -------
Balance, December 31, 2017..........................................    $ 7      $3,510     $ 4,467      $ 7,984
                                                                        ===      ======     =======      =======
   Net income.......................................................     --          --         565          565
   Change in net unrealized capital gains (losses)..................     --          --          32           32
   Change in net unrealized foreign exchange capital gains (losses).     --          --        (256)        (256)
   Change in deferred tax...........................................     --          --          24           24
   Change in non-admitted assets....................................     --          --        (292)        (292)
   Change in asset valuation reserve................................     --          --         (47)         (47)
   Change in surplus from separate accounts.........................     --          --          74           74
   Other changes in surplus in separate accounts....................     --          --         (74)         (74)
   Dividends to stockholder.........................................     --          --      (1,697)      (1,697)
   Prior period corrections (see Note 2)............................     --          --          38           38
                                                                        ---      ------     -------      -------
Balance, December 31, 2018..........................................    $ 7      $3,510     $ 2,834      $ 6,351
                                                                        ===      ======     =======      =======

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS

                                                                         Years Ended December 31,
                                                                        -------------------------
(in millions)                                                             2018     2017     2016
-------------                                                           -------  -------  -------
Cash from operations
   Premium and annuity considerations, collected, net of reinsurance... $11,771  $10,601  $11,433
   Net investment income...............................................   5,468    5,143    5,156
   Other income                                                          (1,848)   1,148    1,056
                                                                        -------  -------  -------
   Total revenue received..............................................  15,391   16,892   17,645
                                                                        -------  -------  -------
   Benefits paid.......................................................   9,107   11,051   10,938
   Net transfers to (from) separate accounts...........................    (971)   1,450      838
   Commissions and expenses paid.......................................   2,907    2,959    2,631
   Dividends paid to policyholders.....................................     (10)      19       22
   Federal income taxes................................................     540      902    1,047
                                                                        -------  -------  -------
   Total benefits and expenses paid....................................  11,573   16,381   15,476
                                                                        -------  -------  -------
Net cash provided by operations........................................   3,818      511    2,169
                                                                        =======  =======  =======
Cash from investments
   Proceeds from investments sold, matured or repaid:
       Bonds...........................................................  18,960   23,013   20,993
       Stocks..........................................................      10       25      558
       Mortgage loans..................................................   1,594    1,727    1,079
       Real estate.....................................................      36       32      115
       Other invested assets...........................................     882    1,630    2,840
       Derivatives.....................................................      --       --    1,185
       Securities lending reinvested collateral assets.................   2,066       --       --
       Miscellaneous proceeds..........................................   1,235    1,281       --
                                                                        -------  -------  -------
   Total proceeds from investments sold, matured or repaid.............  24,783   27,708   26,770
                                                                        -------  -------  -------
   Cost of investments acquired:
       Bonds...........................................................  19,254   21,006   21,386
       Stocks..........................................................     325       64      102
       Mortgage loans..................................................   4,157    4,136    3,190
       Real estate.....................................................      36       92       18
       Other invested assets...........................................   1,343    1,714    1,147
       Securities lending reinvested collateral assets.................      --      279    1,178
       Miscellaneous purchases.........................................   1,309      341    1,937
                                                                        -------  -------  -------
   Total cost of investments acquired..................................  26,424   27,632   28,958
                                                                        -------  -------  -------
   Net adjustment in contract loans....................................     (33)     (29)     (69)
                                                                        -------  -------  -------
Net cash (used in) provided by investing activities....................  (1,608)     105   (2,119)
                                                                        =======  =======  =======
Cash from financing and miscellaneous sources
   Cash provided (applied):
       Return of capital...............................................      --     (178)    (551)
       Federal Home Loan Bank advance payments.........................      --       --     (100)
       Net deposits on deposit-type contracts..........................   1,983      173      359
       Dividends to Parent.............................................  (1,697)  (1,240)    (669)
       Change in securities lending....................................  (2,013)     314    1,183
       Other, net......................................................     945      245     (204)
                                                                        -------  -------  -------
Net cash (used) provided in financing and miscellaneous activities.....    (782)    (686)      18
                                                                        =======  =======  =======
Net increase (decrease) in cash, cash equivalents and short-term
  investments..........................................................   1,428      (70)      67
Cash, cash equivalents and short-term investments at beginning of year.     119      189      121
                                                                        -------  -------  -------
Cash, cash equivalents and short-term investments at end of year....... $ 1,547  $   119  $   189
                                                                        =======  =======  =======
Non-cash activities, excluded from above:
   Non-cash dividends and return of capital............................ $    --  $    --  $(2,156)
   Non-cash transfer from other invested assets to mortgage loans......     787    1,468       --
   Non-cash AIG Global Real Estate transactions........................     644       --       --
   Non-cash Fortitude Re settlement....................................     230       --       --
   Non-cash tax payment................................................      --      671       --
   Non-cash dividends reclass..........................................      --      482       --
   Non-cash Investment Real Estate sale................................     128       --       --

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company (AGL or the Company), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). AIG Parent is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. The term "AIG Parent" means American International Group, Inc. and not any of AIG Parent's consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (TDI). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 49 states and the District of Columbia.

The Company is a leading provider in the United States of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider in the United States of fixed and variable annuities. AGL's primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, private placement variable universal life, structured settlements, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts, funding agreements, stable value wrap products and group benefits. The Company distributes its products through a broad multi-channel distribution network, which includes independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants and direct-to-consumer through AIG Direct Insurance Services, Inc. (AIG Direct).

SunAmerica Asset Management LLC (SAAMCo), together with its wholly owned distributor, AIG Capital Services, Inc., and its wholly owned servicing agent, SunAmerica Fund Services, Inc., represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable subaccounts offered within the variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

In February 2018, the Company and its U.S. life insurance company affiliates, Variable Annuity Life Insurance Company (VALIC) and The United States Life Insurance Company in the City of New York (USL), each executed their respective Modified Coinsurance (ModCo) Agreements (The Agreements) with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were effective as of January 1, 2017 in respect of certain closed blocks of business (including structured settlements and single premium immediate annuities). Please refer to Note 15 - Reinsurance for further details relating to this agreement.

In May 2016, the Company sold AIG Advisor Group, its network of independent broker-dealers, to investment funds affiliated with Lightyear Capital LLC and PSP Investments.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company's portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company's exposure to risks related to guaranteed death benefits and

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

The TDI recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Texas.

The state has adopted certain prescribed accounting practices that differ from those found in the NAIC SAP. In 1984, the Company increased the value of its home office real estate properties to reflect the then current market value in accordance with prescribed guidance.

Effective December 31, 2015 and subsequent reporting periods through September 30, 2019, AGL received approval from the TDI to apply a permitted practice in its financial statements allowing AGL to use the criteria established in Actuarial Guideline 43, instead of the criteria established in Statement of Statutory Accounting Principles (SSAP) No. 86, "Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions" to determine if a hedge is effective for certain interest rate swaps that are used to hedge guaranteed minimum withdrawal benefits. Thus, specific interest rate swaps that AGL has determined are effective hedges were reported at amortized cost, pursuant to the accounting guidance set forth in SSAP 86.

Effective December 31, 2017, AGL received approval from the TDI expanding the aforementioned permitted practice to also include swaptions in its 2017 Annual Statement and subsequent reporting periods through September 30, 2019 or any earlier date relative to changes in the SAP framework that addresses this issue. Upon adoption, the effect of this permitted practice was reported as a change in accounting principle, consistent with SSAP No. 3, "Accounting Changes and Corrections of Errors," as of January 1, 2015, while the effect of the expanded permitted practice to include swaptions was reported as a change in accounting principle as of January 1, 2017 and increased surplus by $132 million.

The Insurance Commissioner of the State of Texas has the right to permit other specific practices that deviate from prescribed practices.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a reconciliation of the Company's net income and capital and surplus between NAIC SAP basis and the basis including practices prescribed or permitted by the State of Texas:

                                                                          December 31,
                                                                     ----------------------
(in millions)                                                  SSAP#  2018    2017    2016
-------------                                                  ----- ------  ------  ------
NET INCOME
State basis...................................................       $  565  $  612  $1,591
State permitted practices that increase (decrease) NAIC SAP:
   Effective interest rate hedges - NII.......................   86      47       6     (12)
   Effective interest rate hedges - RG(L).....................           12      (6)    (12)
State prescribed practices that increase (decrease) NAIC SAP:
   Depreciation of home office property.......................  40R      --      --      --
                                                                     ------  ------  ------
Net income, NAIC SAP..........................................       $  624  $  612  $1,567
                                                                     ======  ======  ======
SURPLUS
State basis...................................................       $6,351  $7,984  $9,001
State permitted practices that increase (decrease) NAIC SAP:
   Effective interest rate hedges.............................   86    (403)   (430)   (645)
State prescribed practices that increase (decrease) NAIC SAP:
   Depreciation of home office property.......................  40R     (24)    (24)    (24)
                                                                     ------  ------  ------
Statutory capital and surplus, NAIC SAP.......................       $5,924  $7,530  $8,332
                                                                     ======  ======  ======

In the event AGL had not employed any or all of these permitted and prescribed practices, AGL's risk-based capital (RBC) would not have triggered a regulatory event.

Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

..   application of other-than-temporary impairments (OTTI);

..   estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

..   fair value measurements of certain financial assets; and

..   policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act ("the Tax Act"). The Tax Act reduces the statutory rate of U.S. federal corporate income tax to 21 percent and enacts numerous other changes generally impacting the Company in tax years beginning January 1, 2018. As of December 31, 2018, the Company has fully completed its accounting for the tax effects of the Tax Act. Although the prescribed measurement period has ended, there are aspects of the Tax Act that remain unclear and additional guidance from the U.S. tax authority is pending. As further guidance is issued by the U.S. tax authority, any resulting changes in the Company's estimates will be treated in accordance with the relevant accounting guidance. The Company does not believe such revisions would have a material impact on statutory capital and surplus.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of "6" or "6*". Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC's Investment Analysis Office (IAO) receive a "6*" designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a "6*" designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that
(1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities
(CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

RBC charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. The final NAIC designation for most RMBS and CMBS is determined by financial modeling conducted by BlackRock. RMBS and CMBS that are not financially modeled, primarily due to a lack of publicly available information and most remaining LBaSS are subject to a modified designation based on an NAIC matrix and the Company's statement value for the security. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the NAIC's IAO, interest only securities, and those securities with an original NAIC designation of 5, 5*, 6 or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to a modified designation or financial modeling.

Short sale is the sale of a security which is not owned by the Company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in Statement of Statutory Accounting Principle (SSAP) No. 103 "Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Preferred stocks with NAIC designations of "1" through "3" are carried at amortized cost. All other preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which either audited U.S. GAAP financial statements or audited foreign GAAP basis financial

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

statements that include a footnote reconciling net income and equity on a foreign GAAP basis to U.S. GAAP are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (hedge accounting). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistent with the changes in the statement value or cash flow of the hedged asset or liability. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (ineffective hedges) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Hedge accounting was not used for any derivative instruments in 2018, except as allowed under the permitted practice described above related to certain hedges beginning in 2015.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of
(a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a negative IMR, a certain portion of DTAs,

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

prepaid expenses, electronic data processing (EDP) equipment assets, agents' balances or other receivables over 90 days. Non-admitted assets were $2.9 billion and $2.6 billion at December 31, 2018 and 2017, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners' Annuity Reserve Valuation Method (VACARVM) under Actuarial Guideline 43 (AG 43). Reserves for variable universal life accounts are provided in accordance with the Commissioners' Reserve Valuation Method (CRVM).

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $90 million at December 31, 2018.

A majority of the Company's variable annuity products are issued with a guaranteed minimum death benefit (GMDB) which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of
(1) the contractholder's account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. AG 43 requires the Company to perform a stochastic valuation analysis of the total reserves held for all variable annuity contracts with GMDB. These reserves are

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

derived by using the 70 percent Conditional Tail Expectation of the modeled reserves and are based on prudent estimate assumptions. In addition, a deterministic valuation is also performed using assumptions prescribed in AG
43. The greater of these two reserve balances is the AG 43 reserve. However, the Company is currently holding reserves at the C3 Phase II Total Asset Requirement level, which is higher than the AG 43 amount.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company's underwriters at issue.

The Company had $66.3 billion of insurance in-force and $1.5 billion of reserves as of December 31, 2018, and $56.8 billion of insurance in-force and $1.3 billion of reserves as of December 31, 2017, for which the gross premiums are less than the net premiums according to the standard of valuation set by the TDI.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company's business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG Parent or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG Parent or its subsidiaries is based on the level of assets under management.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement with AIG Parent, because the Company is included in the consolidated federal income tax return of its ultimate parent, AIG Parent. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

There were no new accounting standards that were effective during the periods covered by this statement that had a material impact on the operations of the Company.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2018, six out-of-period errors were identified and corrected, which increased unassigned surplus by $38 million. The most significant of these were in universal life business reflecting a reduction in reserves and adjustments to reinsurance premiums, partially offset by an increase in annuity reserves.

In 2017, certain prior year errors were identified and corrected, which increased reserves and decreased unassigned surplus by $9 million. The most significant of these was an increase in universal life reserves and a decrease in deferred annuity reserves from the correction of the cash values in the policy administration system.

In 2016, certain prior year errors were identified and corrected, which decreased unassigned surplus by $41 million.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investments. Under SAP, investments in bonds and preferred stocks are generally reported at amortized cost. However, if bonds are designated category "6" and preferred stocks are designated categories "4 - 6" by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1, 2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan's original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings in 2018 for equity securities previously designated as available-for-sale and through net income for equity securities measured at fair value at the Company's election. Prior to 2018, equity securities designated as available-for-sale were carried at fair value with changes in fair value recorded through other comprehensive income.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer's occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty's credit risk for derivative assets or the insurer's credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in certain variable universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries' financial statements are combined with the parent company's financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company's investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs
(DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as "non-admitted," principally any negative IMR, agents' balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management's estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer's best estimates of interest rates are used.

Under SAP, the Commissioners' Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable.

Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include
1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

                                                                              Gross      Gross
                                                                  Statement Unrealized Unrealized
(in millions)                                                       Value     Gains      Losses   Fair Value
-------------                                                     --------- ---------- ---------- ----------
December 31, 2018
Bonds:
   U.S. government obligations...................................  $ 1,754    $   45    $   (42)   $  1,757
   All other governments.........................................    3,046        77       (144)      2,979
   States, territories and possessions...........................      309        22         (1)        330
   Political subdivisions of states, territories and possessions.      376        36         (4)        408
   Special revenue...............................................    8,642       357       (135)      8,864
   Industrial and miscellaneous..................................   79,780     3,574     (1,954)     81,400
   Hybrid securities.............................................      785       132        (19)        898
   Parent, subsidiaries and affiliates...........................       --        --         --          --
                                                                   -------    ------    -------    --------
Total bonds......................................................   94,692     4,243     (2,299)     96,636
                                                                   -------    ------    -------    --------
   Preferred stock...............................................      303        12         (1)        314
   Common stock*.................................................      312        --         --         312
                                                                   -------    ------    -------    --------
Total equity securities..........................................      615        12         (1)        626
                                                                   -------    ------    -------    --------
Total............................................................  $95,307    $4,255    $(2,300)   $ 97,262
                                                                   =======    ======    =======    ========
December 31, 2017................................................
Bonds:
   U.S. government obligations...................................  $ 1,215    $   59    $    (9)   $  1,265
   All other government..........................................    2,878       210        (31)      3,057
   States, territories and possessions...........................      396        46         --         442
   Political subdivisions of states, territories and possessions.      398        63         (1)        460
   Special revenue...............................................    8,360       567        (56)      8,871
   Industrial and miscellaneous..................................   76,098     6,461       (418)     82,141
   Hybrid securities.............................................      578       207         (3)        782
   Parent, subsidiaries and affiliates...........................    4,415       437         --       4,852
                                                                   -------    ------    -------    --------
Total bonds......................................................   94,338     8,050       (518)    101,870
                                                                   -------    ------    -------    --------
   Preferred stock...............................................      211        18         --         229
   Common stock*.................................................       93        --         --          93
                                                                   -------    ------    -------    --------
Total equity securities..........................................      304        18         --         322
                                                                   -------    ------    -------    --------
Total............................................................  $94,642    $8,068    $  (518)   $102,192
                                                                   =======    ======    =======    ========

* Common stock includes $109 million and $6 million of investments in affiliates at December 31, 2018 and 2017, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                                       Less than 12 Months 12 Months or More        Total
                                                       -----------------   -----------------  -----------------
                                                                  Gross              Gross              Gross
                                                        Fair    Unrealized  Fair   Unrealized  Fair   Unrealized
(in millions)                                           Value     Losses    Value    Losses    Value    Losses
-------------                                          -------  ---------- ------- ---------- ------- ----------
December 31, 2018
Bonds:
   U.S. government obligations........................ $   317   $   (11)  $   751   $ (31)   $ 1,068  $   (42)
   All other government...............................   1,295       (85)      610     (58)     1,905     (143)
   U.S. States, territories and possessions...........      67        (1)       --      --         67       (1)
   Political subdivisions of states, territories and
     possessions......................................      85        (1)       34      (3)       119       (4)
   Special revenue....................................   1,698       (46)    2,313     (89)     4,011     (135)
   Industrial and miscellaneous.......................  26,952    (1,193)    9,726    (778)    36,678   (1,971)
   Hybrid securities..................................     174       (11)       58      (8)       232      (19)
   Parent, subsidiaries and affiliates................      --        --        --      --         --       --
                                                       -------   -------   -------   -----    -------  -------
Total bonds...........................................  30,588    (1,348)   13,492    (967)    44,080   (2,315)
                                                       =======   =======   =======   =====    =======  =======
   Preferred stock....................................      95        (1)        5      --        100       (1)
   Common stock.......................................      61       (14)       --      --         61      (14)
                                                       -------   -------   -------   -----    -------  -------
Total equity securities...............................     156       (15)        5      --        161      (15)
                                                       -------   -------   -------   -----    -------  -------
Total................................................. $30,744   $(1,363)  $13,497   $(967)   $44,241  $(2,330)
                                                       =======   =======   =======   =====    =======  =======
December 31, 2017
Bonds:
   U.S. government obligations........................ $   336   $    (4)  $    76   $  (5)   $   412  $    (9)
   All other government...............................     473       (25)      145      (6)       618      (31)
   U.S States, territories and possessions............      25        --         5      --         30       --
   Political subdivisions of states, territories and
     possessions......................................      --        --        --      --         --       --
   Special revenue....................................   1,609       (23)      758     (33)     2,367      (56)
   Industrial and miscellaneous.......................   7,272      (235)    3,713    (191)    10,985     (426)
   Hybrid securities..................................      54        (3)        8      --         62       (3)
   Parent, subsidiaries and affiliates................     136        --        --      --        136       --
                                                       -------   -------   -------   -----    -------  -------
Total bonds...........................................   9,905      (290)    4,705    (235)    14,610     (525)
                                                       =======   =======   =======   =====    =======  =======
   Preferred stock....................................       5        --         5      --         10       --
   Common stock.......................................       1        --        --      --          1       --
                                                       -------   -------   -------   -----    -------  -------
Total equity securities...............................       6        --         5      --         11       --
                                                       -------   -------   -------   -----    -------  -------
Total................................................. $ 9,911   $  (290)  $ 4,710   $(235)   $14,621  $  (525)
                                                       =======   =======   =======   =====    =======  =======

As of December 31, 2018 and 2017, the number of bonds and equity securities in an unrealized loss position was 3,983 and 1,814, respectively. Bonds comprised 3,916 of the total, of which 1,397 were in a continuous loss position greater than 12 months at December 31, 2018. Bonds comprised 1,778 of the total, of which 526 were in a continuous loss position greater than 12 months at December 31, 2017.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2018 and 2017, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

                                                   Statement  Fair
           (in millions)                             Value    Value
           -------------                           --------- -------
           December 31, 2018
           Due in one year or less................  $ 1,217  $ 1,226
           Due after one year through five years..   10,609   10,687
           Due after five years through ten years.   15,586   15,475
           Due after ten years....................   37,210   37,552
           LBaSS..................................   30,129   31,757
                                                    -------  -------
           Total..................................  $94,751  $96,697
                                                    =======  =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $154 million and $175 million at December 31, 2018 and 2017, respectively, which is the fair value. At December 31, 2018 and 2017, the Company had no income excluded from due and accrued for bonds.

At December 31, 2018, the Company's bond portfolio included bonds totaling
$6.0 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company's total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 16 industries. At December 31, 2017, the Company's bond portfolio included bonds totaling $5.5 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company's total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

                                             December 31,
                                             ----------
                                             2018   2017
                                             ----   ----
                       Consumer cyclical.... 17.2%  14.9%
                       Consumer Noncyclical. 16.9   14.2
                       Energy............... 12.0   16.8

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company's ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management's judgments.

The following table presents the statement value and fair value of LBaSS:

                                          December 31, 2018 December 31, 2017
                                          ----------------- -----------------
                                          Statement  Fair   Statement  Fair
   (in millions)                            Value    Value    Value    Value
   -------------                          --------- ------- --------- -------
   Loan-backed and structured securities.  $30,129  $31,757  $31,991  $34,474
                                           =======  =======  =======  =======

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2018 and 2017, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2018 and 2017, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2018, 2017 and 2016, the Company recognized total OTTI of $47 million, $54 million and $118 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2018 and 2017, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

                      Less than 12 Months 12 Months or More       Total
                      ------------------  ----------------  -----------------
                                Gross              Gross              Gross
                      Fair    Unrealized  Fair   Unrealized  Fair   Unrealized
   (in millions)      Value     Losses    Value    Losses    Value    Losses
   -------------      ------  ----------  ------ ---------- ------- ----------
   December 31, 2018
      LBaSS.......... $6,672    $(143)    $3,696   $(137)   $10,368   $(280)
   December 31, 2017.
      LBaSS.......... $3,896    $ (59)    $1,667   $ (81)   $ 5,563   $(140)
                      ======    =====     ======   =====    =======   =====

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for
LBaSS:

                                                                                                         December 31,
                                                                                                         -------------
(in millions)                                                                                             2018   2017
-------------                                                                                            ------ ------
Balance, beginning of year.............................................................................. $1,535 $1,481
Increases due to:
   Credit impairment on new securities subject to impairment losses.....................................      9     31
   Additional credit impairment on previously impaired investments......................................     38     30
Reduction due to:
   Credit impaired securities fully disposed for which there was no prior intent or requirement to sell.    180      7
                                                                                                         ------ ------
Balance, end of year.................................................................................... $1,402 $1,535
                                                                                                         ====== ======

See Note 23 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company's structured notes holding at December 31, 2018.

Mortgage Loans

Mortgage loans had outstanding principal balances of $19.1 billion and $16.0 billion at December 31, 2018 and 2017, respectively. Contractual interest rates range from 1.90 percent to 10.10 percent. The mortgage loans at December 31, 2018 had maturity dates ranging from 2019 to 2055.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company's mortgage loan portfolio:

                                                December 31,
                                                ------------
                                                 2018   2017
                                                -----  -----
                   Geographic distribution:
                      Mid-Atlantic.............  26.3%  28.2%
                      Foreign..................  21.9   16.0
                      Pacific..................  15.6   17.3
                      South Atlantic...........  12.6   12.9
                      West South Central.......   7.4    6.8
                      New England..............   5.6    7.0
                      East North Central.......   5.1    5.1
                      Mountain.................   4.1    4.8
                      East South Central.......   0.8    0.8
                      West North Central.......   0.6    1.1
                                                -----  -----
                   Total....................... 100.0% 100.0%
                                                =====  =====
                   Property type distribution:
                      Multi-family.............  31.1%  24.0%
                      Office...................  28.6   28.7
                      Retail...................  13.9   15.2
                      Industrial...............   8.1    6.9
                      Hotel/Motel..............   7.6    9.1
                      Other....................  10.7   16.1
                                                -----  -----
                   Total....................... 100.0% 100.0%
                                                =====  =====

At December 31, 2018, there were 244 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately
82 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2018 and 2017:

                                   Years Ended December 31,
                                ------------------------------
                                     2018            2017
                                --------------  --------------
                 (in millions)  Maximum Minimum Maximum Minimum
                 -------------  ------- ------- ------- -------
                 Multi-family..  5.75%   2.05%   7.37%   2.10%
                 Retail........  5.48    3.82    5.06    2.53
                 Office........  5.10    3.02    9.17    1.90
                 Hotel.........  4.80    3.00    4.61    4.25
                 Industrial....  4.53    2.11    4.97    2.15
                 Other.........  5.39    3.16    5.00    3.00

The Company did not reduce any interest rates during 2018 and 2017.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was
95.0 percent for both 2018 and 2017.

At December 31, 2018, the Company held $181 million in impaired mortgages with $12 million of related allowances for credit losses and $169 million in impaired loans without a related allowance. At December 31, 2017, the Company held $217 million in impaired mortgages with $12 million of related allowances for credit losses and $205 million in impaired loans without a related allowance. The Company's average recorded investment in impaired loans was $201 million and $273 million, at December 31, 2018 and 2017, respectively. The Company recognized interest income of $5 million, $3 million and $12 million, in 2018, 2017 and 2016, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

                                                                        December 31,
                                                                       ---------------
(in millions)                                                          2018 2017  2016
-------------                                                          ---- ----  ----
Balance, beginning of year............................................ $129 $ 89  $72
   Additions (reductions) charged to unrealized capital loss..........   43   53   17
   Direct write-downs charged against allowance.......................   --  (13)  --
                                                                       ---- ----  ---
Balance, end of year.................................................. $172 $129  $89
                                                                       ==== ====  ===

During 2018, the Company did not derecognize any mortgage loans and did not recognize any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company's strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

                                                      December 31,
                                                     ---------------
            (in millions)                             2018    2017
            -------------                            ------- -------
            Current................................. $18,922 $15,834
            30 - 59 days past due...................       4       8
            60 - 89 days past due...................       1       2
            90 - 179 days past due..................       1       1
                                                     ------- -------
            Total................................... $18,928 $15,845
                                                     ======= =======

At December 31, 2018 and 2017, the Company had mortgage loans outstanding under participant or co-lender agreements of $15.8 billion and $13.2 billion, respectively.

The Company had $169 million and $205 million in restructured loans at December 31, 2018 and 2017, respectively.

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2018 and 2017. At December 31, 2018, the Company had no outstanding commitments to debtors that hold loans with restructured terms. The Company has an outstanding commitment of $4 million to debtors that hold loans with restructured terms, at December 31, 2017.

Real Estate

The following table presents the components of the Company's investment in real estate:

                                                                  December 31,
                                                                  ------------
     (in millions)                                                2018   2017
     -------------                                                ----   ----
     Properties occupied by the Company.......................... $ 53   $ 42
     Properties held for production of income....................  110    181
     Properties held for sale....................................   34     --
                                                                   ----  ----
     Total....................................................... $197   $223
                                                                   ====  ====

The Company recognized gains of $1 million, $13 million and $16 million on the sale of real estate property in 2018, 2017 and 2016, respectively. The Company recognized $11 million of impairment write-downs for its investment in real estate during 2018. The Company did not recognize any impairment write-downs for its investment in real estate during 2017. The Company recognized
$2 million of impairment write-downs for its investment in real estate during 2016.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Other Invested Assets

The following table presents the components of the Company's other invested assets:

                                                           December 31,
                                                          --------------
       (in millions)                                       2018    2017
       -------------                                      ------  ------
       Investments in limited liability companies........ $1,474  $2,201
       Investments in limited partnerships...............  1,877   1,759
       Other unaffiliated investments....................  1,026     693
       Receivable for securities.........................    138     541
       Initial margin for futures........................      2      20
       Non-admitted assets...............................   (153)   (181)
                                                          ------  ------
       Total............................................. $4,364  $5,033
                                                          ======  ======

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $912 million at December 31, 2018. The financial statements for the related holding companies are not audited and the Company has limited the value of its investment in these holding companies to the value contained in the audited financial statements of the lower tier entities owned by each of the respective intermediate holding company entities as adjusted by SAP, if applicable. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company's determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $44 million, $89 million and $148 million during 2018, 2017 and 2016, respectively.

Net Investment Income

The following table presents the components of net investment income:

                                                      Years ended December 31,
                                                      ----------------------
   (in millions)                                       2018     2017    2016
   -------------                                      ------   ------  ------
   Bonds............................................. $4,897   $4,788  $5,026
   Preferred stocks..................................     13       11      15
   Common stocks.....................................      5        3       2
   Cash and short-term investments...................     29       22       4
   Mortgage loans....................................    798      675     508
   Real estate*......................................     50       53      60
   Contract loans....................................     82       87      90
   Derivatives.......................................    210     (121)   (106)
   Investment income from affiliates.................    165      372     426
   Other invested assets.............................    239      250     325
                                                      ------   ------  ------
   Gross investment income...........................  6,488    6,140   6,350
   Investment expenses...............................   (245)    (259)   (260)
                                                      ------   ------  ------
   Net investment income............................. $6,243   $5,881  $6,090
                                                      ======   ======  ======

* Includes amounts for the occupancy of Company-owned property of $11 million in both 2018 and 2017, and $16 million in 2016.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

                                                      Years Ended December 31,
                                                      ---------------------
   (in millions)                                       2018      2017    2016
   -------------                                      -----    -------  -----
   Bonds............................................. $ (81)   $   109  $(406)
   Preferred stocks..................................    --          1     --
   Common stocks.....................................    --         --    303
   Cash and short-term investments...................    (2)       (13)    (8)
   Mortgage loans....................................   (26)         6    (13)
   Real estate.......................................   (10)         7     41
   Derivatives.......................................  (330)    (1,412)   377
   Other invested assets.............................    28         65    504
                                                      -----    -------  -----
   Realized capital (losses) gains...................  (421)    (1,237)   798
   Federal income tax benefit (expense)..............    88        433   (279)
   Net (gains) losses transferred to IMR.............    (9)      (124)   115
                                                      -----    -------  -----
   Net realized capital (losses) gains............... $(342)   $  (928) $ 634
                                                      =====    =======  =====

During 2018, 2017 and 2016, the Company recognized $192 million, $98 million and $237 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

                                                     Years Ended December 31,
                                                     -----------------------
  (in millions)                                       2018    2017     2016
  -------------                                      ------  ------  -------
  Proceeds.......................................... $8,165  $7,403  $11,470
                                                     ------  ------  -------
  Gross realized capital gains...................... $  191  $  330  $   337
  Gross realized capital losses.....................   (176)    (87)    (446)
                                                     ------  ------  -------
  Net realized capital gains (losses)............... $   15  $  243  $  (109)
                                                     ======  ======  =======

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

                                                                       Years Ended December 31,
                                                                       -----------------------
(in millions)                                                           2018     2017    2016
-------------                                                           -----   -----   -----
Bonds................................................................. $(171)   $ 253   $(107)
Preferred and common stocks...........................................   (12)      (3)    (53)
Mortgage loans........................................................  (248)     179    (203)
Derivatives...........................................................    88     (107)    207
Other invested assets.................................................    (6)      32    (865)
Other.................................................................    32      (71)     --
Federal income tax benefit............................................    93       24     364
                                                                        -----   -----   -----
Net change in unrealized (losses) gains of investments................ $(224)   $ 307   $(657)
                                                                        =====   =====   =====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


5* Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5* Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

                                                     Number             Aggregate
                                                     of 5*    Aggregate   Fair
Investment                                         Securities   BACV      Value
----------                                         ---------- --------- ---------
(in millions)
-------------
2018
Bonds - AC........................................     23       $296      $294
LBass - AC........................................      2         34        34
Preferred Stock - AC..............................      4          5         8
Preferred Stock - FV..............................     --         --        --
                                                       --       ----      ----
Total.............................................     29       $336      $336
                                                       ==       ====      ====
2017
Bonds - AC........................................     16       $135      $135
LBass - AC........................................     --         --        --
Preferred Stock - AC..............................     --         --        --
Preferred Stock - FV..............................     --         --        --
                                                       --       ----      ----
Total.............................................     16       $135      $135
                                                       ==       ====      ====
AC - Amortized Cost
FV - Fair Value

4. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

As of December 31, 2018 and 2017, the Company had bonds loaned with a fair value of approximately $438 million and $2.4 billion, respectively, pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

                                                            December 31,
                                                            -----------
         (in millions)                                      2018   2017
         -------------                                      ----  ------
         30 days or less................................... $148  $  514
         31 to 60 days.....................................   68     899
         61 to 90 days.....................................  231   1,047
                                                            ----  ------
         Subtotal..........................................  447   2,460
         Securities collateral received....................   --      --
                                                            ----  ------
         Total collateral received......................... $447  $2,460
                                                            ====  ======

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

                                   December 31, 2018    December 31, 2017
                                  -------------------- --------------------
                                  Amortized            Amortized
     (in millions)                  Cost    Fair Value   Cost    Fair Value
     -------------                --------- ---------- --------- ----------
     Open positions..............   $352       $352     $2,418     $2,418
                                    ----       ----     ------     ------
     Subtotal....................    352        352      2,418      2,418
     Securities collateral
       received..................     --         --         --         --
                                    ----       ----     ------     ------
     Total collateral reinvested.   $352       $352     $2,418     $2,418
                                    ====       ====     ======     ======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Repurchase Agreements

At December 31, 2018 and 2017, bonds with a fair value of approximately $124 million and $1.2 billion, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

                                                            December 31,
                                                            -----------
         (in millions)                                      2018   2017
         -------------                                      ----  ------
         Open positions.................................... $119  $   --
         30 days or less...................................   --     354
         31 to 60 days.....................................   --     439
         61 to 90 days.....................................   --     381
         Greater than 90 days..............................   --      --
                                                            ----  ------
         Subtotal..........................................  119   1,174
         Securities collateral received....................   --      --
                                                            ----  ------
         Total collateral received......................... $119  $1,174
                                                            ====  ======

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2018:

                                                  FIRST QUARTER                  SECOND QUARTER
                                         ------------------------------- -------------------------------
                                                         Average                         Average
                                                          Daily  Ending                   Daily  Ending
(in millions)                            Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------                            ------- ------- ------- ------- ------- ------- ------- -------
Open - No Maturity......................  $ 47    $262    $110    $148    $ 98   $  225   $119    $ 24
Overnight...............................    --     366      32      --      --      318     61      --
2 Days to 1 Week........................    --     357     107      --      --      732    172       5
> 1 Week to 1 Month.....................    --     512     199      --     176    1,044    624      65
> 1 Month to 3 Months...................    --     861     290      --      34    1,615    636      31
> 3 Months to 1 Year....................    --     128      13      --      --       --     --      --
> 1 Year................................    --      --      --      --      --       --     --      --

                                                  THIRD QUARTER                  FOURTH QUARTER
                                         ------------------------------- -------------------------------
                                                         Average                         Average
                                                          Daily  Ending                   Daily  Ending
(in millions)                            Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------                            ------- ------- ------- ------- ------- ------- ------- -------
Open - No Maturity......................  $107    $158    $125    $137    $111   $  140   $128    $119
Overnight...............................    --      93      16      93       1      121     11      --
2 Days to 1 Week........................    --      --      --      --      13       13     13      --
> 1 Week to 1 Month.....................    --      --      --      --      --       --     --      --
> 1 Month to 3 Months...................    --      --      --      --      --       --     --      --
> 3 Months to 1 Year....................    --      --      --      --      --       --     --      --
> 1 Year................................    --      --      --      --      --       --     --      --

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents the Company's liability to return collateral for the year ended December 31, 2018:

                                                  FIRST QUARTER                  SECOND QUARTER
                                         ------------------------------- -------------------------------
                                                         Average                         Average
                                                          Daily  Ending                   Daily  Ending
(in millions)                            Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------                            ------- ------- ------- ------- ------- ------- ------- -------
   Cash (Collateral - All)..............  $ 47   $2,485   $751    $148    $308   $3,933  $1,612   $124

                                                  THIRD QUARTER                  FOURTH QUARTER
                                         ------------------------------- -------------------------------
                                                         Average                         Average
                                                          Daily  Ending                   Daily  Ending
                                         Minimum Maximum Balance Balance Minimum Maximum Balance Balance
                                         ------- ------- ------- ------- ------- ------- ------- -------
   Cash (Collateral - All)..............  $107   $  251   $140    $230    $124   $  273  $  151   $119

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

                                            December 31, 2018 December 31, 2017
                                            ----------------- ----------------
                                            Amortized  Fair   Amortized  Fair
   (in millions)                              Cost     Value    Cost     Value
   -------------                            ---------  -----  ---------  ------
   Open positions..........................   $129     $124    $   --    $   --
   Greater than three years................     --       --     1,095     1,196
                                              ----     ----    ------    ------
   Subtotal................................    129      124     1,095     1,196
   Securities collateral received..........     --       --        --        --
                                              ----     ----    ------    ------
   Total collateral reinvested.............   $129     $124    $1,095    $1,196
                                              ====     ====    ======    ======

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2018:

                                                  FIRST QUARTER                  SECOND QUARTER
                                         ------------------------------- -------------------------------
                                                         Average                         Average
                                                          Daily  Ending                   Daily  Ending
(in millions)                            Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------                            ------- ------- ------- ------- ------- ------- ------- -------
BACV....................................   $--     $--     $--    $128     $--     $--     $--    $109
Non-admitted - Subset of BACV...........    --      --      --      --      --      --      --      --
Fair Value..............................    --      --      --     134      --      --      --     108

                                                  THIRD QUARTER                  FOURTH QUARTER
                                         ------------------------------- -------------------------------
                                                         Average                         Average
                                                          Daily  Ending                   Daily  Ending
(in millions)                            Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------                            ------- ------- ------- ------- ------- ------- ------- -------
BACV....................................   $--     $--     $--    $242     $--     $--     $--    $129
Non-admitted - Subset of BACV...........    --      --      --      --      --      --      --      --
Fair Value..............................    --      --      --     233      --      --      --     124

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2018:

                     1     2      3      4      5      6      7       8
                                                                     Non-
     (in millions)  None NAIC 1 NAIC 2 NAIC 3 NAIC 4 NAIC 5 NAIC 6 Admitted
     -------------  ---- ------ ------ ------ ------ ------ ------ --------
      Bonds - FV... $--   $27    $66    $16    $16    $--    $--     $--
                    ===   ===    ===    ===    ===    ===    ===     ===

5. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company's restricted assets:

                                                   December 31,
                                                   -------------
                (in millions)                       2018   2017
                -------------                      ------ ------
                On deposit with states............ $   48 $   48
                Securities lending................    425  2,112
                Collateral held on securities
                  lending.........................    447  2,460
                FHLB stock and collateral pledged.  3,851  1,042
                Subject to repurchase agreements..    129  1,095
                Collateral for derivatives........    580  1,559
                Guaranteed interest contracts.....     44    117
                Other restricted assets...........     78     --
                                                   ------ ------
                Total............................. $5,602 $8,433
                                                   ====== ======

6. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

..   An interest rate above prime to borrowers who do not qualify for prime rate loans;

..   Borrowers with low credit ratings (FICO scores);

..   Interest-only or negative amortizing loans;

..   Unconventionally high initial loan-to-value ratios;

..   Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

..   Borrowers with less than conventional documentation of their income and/or net assets;

..   Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,

..   Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant "payment shock" when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company's exposure is through other investments, primarily in RMBS, as described above.

The following table presents information regarding the Company's investments with subprime exposures:

                                                       Book
                                                     Adjusted                OTTI
                                                     Statement            Recognized
(in millions)                            Actual Cost   Value   Fair Value  to Date
-------------                            ----------- --------- ---------- ----------
December 31, 2018
In general account:
   RMBS.................................   $1,210     $1,167     $1,390      $(15)
   CDOs.................................      911        923        957        (8)
   CMBS.................................       11         11         10        --
                                           ------     ------     ------      ----
Total subprime exposure.................   $2,132     $2,101     $2,357      $(23)
                                           ======     ======     ======      ====
December 31, 2017
In general account:
   RMBS.................................   $1,152     $1,174     $1,419      $(22)
   CDOs.................................    1,013      1,017      1,055       (22)
                                           ------     ------     ------      ----
Total subprime exposure.................   $2,165     $2,191     $2,474      $(44)
                                           ======     ======     ======      ====

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. As discussed in Note 2, the Company received approval from the TDI to apply a permitted practice, whereby certain interest rate swaps and swaptions that are used to hedge guaranteed minimum withdrawal benefits are reported at amortized cost. The cost basis of these swaps is carried on the balance sheet and amortized into net investment income over the life of the swap. Periodic cash settlements are also recognized in net investment income. All other derivative financial instruments that do not qualify for hedge accounting are carried at fair value and the changes in fair value are recorded in surplus as unrealized gains or losses, net of deferred taxes. The statement value of the Company's exchange traded futures contracts reflects the one-day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $88 million in 2018, an unrealized capital loss of $107 million in 2017 and an unrealized gain of $207 million in 2016, related to derivatives that did not qualify for hedge accounting.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company's interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company's net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

counterparties to these derivative transactions, there would not be a material effect on the Company's admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

The following table presents the notional amounts, statement values and fair values of the Company's derivative instruments:

                                               December 31, 2018              December 31, 2017
                                         -----------------------------  -----------------------------
                                         Contract or                    Contract or
                                          Notional   Statement  Fair     Notional   Statement  Fair
(in millions)                              Amount      Value    Value     Amount      Value    Value
-------------                            ----------- --------- -------  ----------- --------- -------
Assets:
   Interest rate contracts..............   $26,901    $ 1,360  $ 1,080    $24,647    $   669  $   349
   Foreign exchange contracts...........     6,331        511      511      2,302        398      398
   Equity contracts.....................    45,769        902      902     25,379      1,137    1,137
                                           -------    -------  -------    -------    -------  -------
Derivative assets, gross................    79,001      2,773    2,493     52,328      2,204    1,884
   Counter party netting*...............        --     (1,138)  (1,399)        --     (1,549)  (1,549)
                                           -------    -------  -------    -------    -------  -------
Derivative assets, net..................   $79,001    $ 1,635  $ 1,094    $52,328    $   655  $   335
                                           =======    =======  =======    =======    =======  =======
Liabilities:
   Interest rate contracts..............   $16,121    $   426  $   549    $20,310    $   661  $   771
   Foreign exchange contracts...........     2,328        266      266      4,796        448      448
   Equity contracts.....................    33,886        649      649     11,318        889      889
   Other contracts......................        58          6        6         59          5        5
                                           -------    -------  -------    -------    -------  -------
Derivative liabilities, gross...........    52,393      1,347    1,470     36,483      2,003    2,113
   Counter party netting*...............        --     (1,138)  (1,399)        --     (1,549)  (1,549)
                                           -------    -------  -------    -------    -------  -------
Derivative liabilities, net.............   $52,393    $   209  $    71    $36,483    $   454  $   564
                                           =======    =======  =======    =======    =======  =======

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

                                                                             December 31, 2018    December 31, 2017
                                                                            -------------------  -------------------
(in millions)                                                                Assets  Liabilities  Assets  Liabilities
-------------                                                               -------  ----------- -------  -----------
Gross amount recognized.................................................... $ 2,773    $(1,347)  $ 2,204    $(2,003)
Amount offset..............................................................  (1,138)     1,138    (1,549)     1,549
                                                                            -------    -------   -------    -------
Net amount presented in the Statement of Admitted Assets, Liabilities, and
  Capital and Surplus...................................................... $ 1,635    $  (209)  $   655    $  (454)
                                                                            =======    =======   =======    =======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company's derivative financial instruments with concentrations of credit risk:

                                      December 31, 2018 December 31, 2017
                                      ----------------- -----------------
                                      Contract          Contract
                                         or     Final      or     Final
                                      Notional Maturity Notional Maturity
       (in millions)                   Amount    Date    Amount    Date
       -------------                  -------- -------- -------- --------
       Derivative assets:
          Interest rate contracts.... $26,901    2055   $24,646    2049
          Foreign exchange contracts.   6,331    2056     2,302    2035
          Equity contracts...........  45,769    2028    25,379    2028
       Derivative liabilities:
          Interest rate contracts....  16,121    2056    20,310    2056
          Foreign exchange contracts.   2,328    2051     4,796    2056
          Equity contracts...........  33,886    2022    11,318    2022
          Other contracts............      58    2042        59    2042

The credit exposure to the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company's derivative contracts aggregated
$466 million and $710 million at December 31, 2018 and 2017, respectively.

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of valuation inputs:

..   Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

..   Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


..   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company's financial instruments not measured at fair value compared to their statement values:

                                                                  Admitted
                                                      Aggregate   Assets or
(in millions)                                         Fair Value Liabilities Level 1 Level 2 Level 3
-------------                                         ---------- ----------- ------- ------- -------
December 31, 2018
Assets:
   Bonds.............................................  $ 96,620    $94,675   $   35  $79,744 $16,841
   Preferred stocks..................................       240        228        6      220      14
   Common stocks.....................................       138        138       --      138      --
   Cash, cash equivalents and short-term investments.     1,547      1,547    1,228      319      --
   Mortgage loans....................................    19,182     18,928       --       --  19,182
   Contract loans....................................     1,307      1,307       --       --   1,307
   Derivatives.......................................       404        807       --      404      --
   Receivables for securities........................       138        138       --      138      --
   Securities lending reinvested collateral assets...       352        352       --      352      --
   Separate account assets...........................     5,484      5,618       --    5,484      --
Liabilities:
   Policy reserves and contractual liabilities.......    11,843     11,191       --      339  11,504
   Payable for securities............................       362        362       --      362      --
   Payable for securities lending....................       447        447       --      447      --
                                                       ========    =======   ======  ======= =======
December 31, 2017....................................
Assets:
   Bonds.............................................  $101,792    $94,260   $  200  $82,367 $19,225
   Preferred stocks..................................       229        211       11      205      13
   Common stocks.....................................        38         38       --       38      --
   Cash, cash equivalents and short-term investments.       119        119      (96)     215      --
   Mortgage loans....................................    16,156     15,845       --       --  16,156
   Contract loans....................................     1,340      1,340       --       --   1,340
   Receivables for securities........................       541        541       --      541      --
   Securities lending reinvested collateral assets...     2,418      2,418       --    2,418      --
   Separate account assets...........................     4,470      4,553       --    4,092     378
Liabilities:
   Policy reserves and contractual liabilities.......     7,673      6,507       --      386   7,287
   Derivatives.......................................       548        118       --      548      --
   Payable for securities............................       554        554       --      554      --
   Payable for securities lending....................     2,460      2,460       --    2,460      --
                                                       ========    =======   ======  ======= =======

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

                                                                Counterparty
(in millions)                           Level 1 Level 2 Level 3   Netting*    Total
-------------                           ------- ------- ------- ------------ -------
December 31, 2018
Assets at fair value:
Bonds..................................
   U.S. special revenue................ $    -- $   --   $  1     $    --    $     1
   Industrial and miscellaneous........      --      4     13          --         17
                                        ------- ------   ----     -------    -------
   Total bonds.........................      --      4     14          --         18
                                        ------- ------   ----     -------    -------
Preferred stock........................
   Industrial and miscellaneous........      --     --     75          --         75
                                        ------- ------   ----     -------    -------
   Total preferred stock...............      --     --     75          --         75
                                        ------- ------   ----     -------    -------
Common stock...........................
   Industrial and miscellaneous........      21     --      3          --         24
   Mutual funds........................      41     --     --          --         41
                                        ------- ------   ----     -------    -------
   Total common stock..................      62     --      3          --         65
                                        ------- ------   ----     -------    -------
Derivative assets:
   Interest rate contracts.............      --    212     --          --        212
   Foreign exchange contracts..........      --    511     --          --        511
   Equity contracts....................     129    704     69          --        902
   Counterparty netting................      --     --     --      (1,138)    (1,138)
                                        ------- ------   ----     -------    -------
Total derivative assets................     129  1,427     69      (1,138)       487
                                        ------- ------   ----     -------    -------
Separate account assets................  42,094  1,905     --          --     43,999
                                        ------- ------   ----     -------    -------
Total assets at fair value............. $42,285 $3,336   $161     $(1,138)   $44,644
                                        ======= ======   ====     =======    =======
Liabilities at fair value:
Derivative liabilities:
   Interest rate contracts............. $     3 $   82   $ --     $    --    $    85
   Foreign exchange contracts..........      --    266     --          --        266
   Equity contracts....................       9    640     --          --        649
   Other contracts.....................      --     --      6          --          6
   Counterparty netting................      --     --     --      (1,138)    (1,138)
                                        ------- ------   ----     -------    -------
Total derivative liabilities...........      12    988      6      (1,138)      (132)
                                        ------- ------   ----     -------    -------
Total liabilities at fair value........ $    12 $  988   $  6     $(1,138)   $  (132)
                                        ======= ======   ====     =======    =======
December 31, 2017......................
Assets at fair value:
Bonds..................................
   Industrial and miscellaneous........ $    -- $   76   $  2     $    --    $    78
                                        ------- ------   ----     -------    -------
   Total bonds.........................      --     76      2          --         78
                                        ------- ------   ----     -------    -------
Common stock...........................
   Industrial and miscellaneous........       2     --      3          --          5
   Mutual funds........................      44     --     --          --         44
   Parent, subsidiaries and affiliates.       6     --     --          --          6
                                        ------- ------   ----     -------    -------
   Total common stock..................      52     --      3          --         55
                                        ------- ------   ----     -------    -------
Derivative assets:
   Interest rate contracts.............      --    232     --          --        232
   Foreign exchange contracts..........      --    398     --          --        398
   Equity contracts....................     181    877     78          --      1,136
   Counterparty netting................      --     --     --      (1,549)    (1,549)
                                        ------- ------   ----     -------    -------
Total derivative assets................     181  1,507     78      (1,549)       217
                                        ------- ------   ----     -------    -------
Separate account assets................  47,609  1,941     --          --     49,550
                                        ------- ------   ----     -------    -------
Total assets at fair value............. $47,842 $3,524   $ 83     $(1,549)   $49,900
                                        ======= ======   ====     =======    =======
Liabilities at fair value:
Derivative liabilities:
   Interest rate contracts............. $     2 $  105   $ --     $    --    $   107
   Foreign exchange contracts..........      --    448     --          --        448
   Equity contracts....................       1    888     --          --        889
   Other contracts.....................      --     --      5          --          5
   Counterparty netting................      --     --     --      (1,549)    (1,549)
                                        ------- ------   ----     -------    -------
Total derivative liabilities...........       3  1,441      5      (1,549)      (100)
                                        ------- ------   ----     -------    -------
Total liabilities at fair value........ $     3 $1,441   $  5     $(1,549)   $  (100)
                                        ======= ======   ====     =======    =======

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

                                                           Preferred Common Derivative Total  Derivative
(in millions)                                       Bonds   Stocks   Stocks   Assets   Assets Liabilities
-------------                                       -----  --------- ------ ---------- ------ -----------
Balance, January 1, 2016........................... $ 163     --      $--      $ 53    $ 216      $ 8
Total realized/unrealized capital gains or losses:
   Included in net income..........................    20     --       --         4       24        2
   Included in surplus.............................     2     --       --         3        5       (3)
Purchases, issuances and settlements...............   210     --       --        (5)     205       (2)
Transfers into Level 3.............................    81     --       --        --       81       --
Transfers out of Level 3...........................  (316)    --       --        --     (316)      --
                                                    -----     --      ---      ----    -----      ---
Balance, December 31, 2016......................... $ 160     --      $--      $ 55    $ 215      $ 5
                                                    =====     ==      ===      ====    =====      ===
Total realized/unrealized capital gains or losses:
   Included in net income..........................    (5)    --       --        15       10        1
   Included in surplus.............................    17     --       --        24       41       --
Purchases, issuances and settlements...............    45     --        3       (15)      33       (1)
Transfers into Level 3.............................     1     --       --        --        1       --
Transfers out of Level 3...........................  (216)    --       --        --     (216)      --
                                                    -----     --      ---      ----    -----      ---
Balance, December 31, 2017......................... $   2     --      $ 3      $ 79    $  84      $ 5
                                                    =====     ==      ===      ====    =====      ===
Total realized/unrealized capital gains or losses:
   Included in net income..........................    (1)    --       --        13       12        1
   Included in surplus.............................    (1)    --        6       (44)     (39)       1
Purchases, issuances and settlements...............    12     75        1        21      109       (1)
Transfers into Level 3.............................    17     --       --        --       17       --
Transfers out of Level 3...........................   (15)    --       (7)       --      (22)      --
                                                    -----     --      ---      ----    -----      ---
Balance, December 31, 2018                          $  14     75      $ 3      $ 69    $ 161      $ 6
                                                    =====     ==      ===      ====    =====      ===

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2018 and 2017, there were no transfers between Level 1 and Level 2 securities and transfers between Level 2 and Level 3 securities were less than one million.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2018 and 2017 may include changes in fair value that were attributable to both observable and unobservable inputs.

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2018.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company's derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

      (in millions)                         Level 1 Level 2 Level 3 Total
      -------------                         ------- ------- ------- ------
      December 31, 2018
      Derivative assets at fair value......  $129   $1,427    $69   $1,625
      Derivative liabilities at fair value.    12      988      6    1,006
      December 31, 2017....................
      Derivative assets at fair value......  $181   $1,508    $78   $1,767
      Derivative liabilities at fair value.     3    1,441      5    1,449

10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company's reserves by major category:

                                                                           Years ended
                                                                          December 31,
                                                                       ------------------
(in millions)                                                            2018      2017
-------------                                                          --------  --------
Life insurance........................................................ $ 37,837  $ 36,825
Annuities (excluding supplementary contracts with life contingencies).   72,274    69,334
Supplementary contracts with life contingencies.......................      517       467
Accidental death benefits.............................................       20        21
Disability - active lives.............................................       34        36
Disability - disabled lives...........................................      255       269
Excess of AG 43 reserves over basic reserves..........................    1,303       910
Deficiency reserves...................................................    1,497     1,266
Other miscellaneous reserve...........................................      832       688
                                                                       --------  --------
   Gross life and annuity reserves....................................  114,569   109,816
   Reinsurance ceded..................................................  (23,214)  (22,276)
                                                                       --------  --------
Net life and annuity reserves.........................................   91,355    87,540
                                                                       --------  --------
Accident and health reserves..........................................
   Unearned premium reserves..........................................       11        13
   Present value of amounts not yet due on claims.....................      255       282
   Additional contract reserves.......................................      544       547
                                                                       --------  --------
   Gross accident and health reserves.................................      810       842
   Reinsurance ceded..................................................      (22)      (30)
                                                                       --------  --------
Net accident and health reserves......................................      788       812
                                                                       --------  --------
Aggregate policy reserves............................................. $ 92,143  $ 88,352
                                                                       ========  ========

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

                                                                            Separate   Separate
                                                                            Accounts   Accounts
                                                                   General    With       Non-
(in millions)                                                      Account Guarantee* Guaranteed*  Total   Percent
-------------                                                      ------- ---------- ----------- -------- -------
December 31, 2018
Subject to discretionary withdrawal...............................
   With fair value adjustment..................................... $16,120   $1,482     $    --   $ 17,602   13.6%
   At book value less current surrender charge of 5% or more......   9,677       --          --      9,677    7.5
   At fair value..................................................      --       71      39,763     39,834   30.8
                                                                   -------   ------     -------   --------  -----
Total with adjustment or at fair value............................  25,797    1,553      39,763     67,113   51.9
At book value with minimal or no charge or no adjustment..........  31,229       --           1     31,230   24.1
Not subject to discretionary withdrawal...........................  27,794    3,187          83     31,064   24.0
                                                                   -------   ------     -------   --------  -----
Annuity reserves and deposit fund liabilities, before reinsurance.  84,820    4,740      39,847    129,407  100.0%
                                                                                                            =====
Less: Reinsurance ceded...........................................     321       --          --        321
                                                                   -------   ------     -------   --------
Net annuity reserves and deposit fund liabilities................. $84,499   $4,740     $39,847   $129,086
                                                                   =======   ======     =======   ========
December 31, 2017.................................................
Subject to discretionary withdrawal...............................
   With fair value adjustment..................................... $13,452   $1,254     $    --   $ 14,706   11.5%
   At book value less current surrender charge of 5% or more......   7,872       --          --      7,872    6.1
   At fair value..................................................      --       88      44,892     44,980   35.1
                                                                   -------   ------     -------   --------  -----
Total with adjustment or at fair value............................  21,324    1,342      44,892     67,558   52.7
At book value with minimal or no charge or no adjustment..........  32,754       --           2     32,756   25.5
Not subject to discretionary withdrawal...........................  25,419    2,500          86     28,005   21.8
                                                                   -------   ------     -------   --------  -----
Annuity reserves and deposit fund liabilities, before reinsurance.  79,497    3,842      44,980    128,319  100.0%
                                                                                                            =====
Less: Reinsurance ceded...........................................     321       --          --        321
                                                                   -------   ------     -------   --------
Net annuity reserves and deposit fund liabilities................. $79,176   $3,842     $44,980   $127,998
                                                                   =======   ======     =======   ========

* Represents annuity reserves reported in separate accounts liabilities.

11. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company's separate account by certain states, including Texas.

Certain other separate accounts relate to flexible premium adjustable life insurance and terminal funding annuities in which the assets are carried at amortized cost. These contracts provide the greater of guaranteed interest returns defined in the policy or interest in excess of the guaranteed rate as defined by the Company.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents separate account assets by product or transaction:

                                                      December 31, 2018    December 31, 2017
                                                     -------------------- --------------------
                                                                Separate             Separate
                                                                Accounts             Accounts
                                                                 Assets               Assets
                                                      Legally     (Not     Legally     (Not
                                                     Insulated  Legally   Insulated  Legally
(in millions)                                         Assets   Insulated)  Assets   Insulated)
-------------                                        --------- ---------- --------- ----------
Variable annuities..................................  $40,920    $   --    $46,234    $   --
Variable life.......................................    3,055        --      3,286        --
Bank-owned life insurance--hybrid...................      804        --        653        --
Deferred annuities with MVA features................      225        --        387        --
Terminal funding....................................    3,175        --      2,489        --
Annuities with MVA features.........................       --     1,243         --       866
Fixed annuities excess interest adjustment features.       --       196         --       189
                                                      -------    ------    -------    ------
Total...............................................  $48,179    $1,439    $53,049    $1,055
                                                      =======    ======    =======    ======

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2018 and 2017 is $6.7 billion and $5.8 billion, respectively.

There was no separate account business seed money at December 31, for both 2018 and 2017.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

                                       Risk
                                      Charge
                                     paid by  Guarantees
                                       the    Paid by the
                                     Separate   General
                      (in millions)  Account    Account
                      -------------  -------- -----------
                          2018......   $324       $41
                          2017......    292        40
                          2016......    330        52
                          2015......    279        52
                          2014......    204        43

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the separate accounts:

                                                         Non-indexed  Non-indexed
                                                          Guarantee    Guarantee  Non-guaranteed
                                                         less than or  more than     Separate
(in millions)                                    Indexed equal to 4%      4%         Accounts     Total
-------------                                    ------- ------------ ----------- -------------- -------
December 31, 2018
Premiums, considerations or deposits............  $241      $   --       $ 43        $ 3,090     $ 3,374
                                                  ====      ======       ====        =======     =======
Reserves for accounts with assets at:
   Market value.................................  $ --      $   --       $ --        $42,885     $42,885
   Amortized costs..............................   958       3,769        415             --       5,142
                                                  ----      ------       ----        -------     -------
Total reserves..................................  $958      $3,769       $415        $42,885     $48,027
                                                  ====      ======       ====        =======     =======
By withdrawal characteristics:
   Subject to discretionary withdrawal with MVA.  $958      $2,199       $415        $    --     $ 3,572
   At market value..............................    --          --         --         42,802      42,802
                                                  ----      ------       ----        -------     -------
Subtotal........................................   958       2,199        415         42,802      46,374
Not subject to discretionary withdrawal.........    --       1,570         --             83       1,653
                                                  ----      ------       ----        -------     -------
Total reserves..................................  $958      $3,769       $415        $42,885     $48,027
                                                  ====      ======       ====        =======     =======
December 31, 2017...............................
Premiums, considerations or deposits............  $185      $   --       $ 70        $ 4,444     $ 4,699
                                                  ====      ======       ====        =======     =======
Reserves for accounts with assets at:
   Market value.................................  $ --      $   --       $ --        $48,116     $48,116
   Amortized costs..............................   739       3,096        395             --       4,230
                                                  ----      ------       ----        -------     -------
Total reserves..................................  $739      $3,096       $395        $48,116     $52,346
                                                  ====      ======       ====        =======     =======
By withdrawal characteristics:
   Subject to discretionary withdrawal with MVA.  $739      $  596       $395        $    --     $ 1,730
   At market value..............................    --          --         --         48,030      48,030
                                                  ----      ------       ----        -------     -------
Subtotal........................................   739         596        395         48,030      49,760
Not subject to discretionary withdrawal.........    --       2,500         --             86       2,586
                                                  ----      ------       ----        -------     -------
Total reserves..................................  $739      $3,096       $395        $48,116     $52,346
                                                  ====      ======       ====        =======     =======
December 31, 2016...............................
Premiums, considerations or deposits............  $222      $    1       $106        $ 3,040     $ 3,369
                                                  ====      ======       ====        =======     =======
Reserves for accounts with assets at:
   Market value.................................  $ --      $   --       $ --        $42,715     $42,715
   Amortized costs..............................   586       1,075        343             --       2,004
                                                  ----      ------       ----        -------     -------
Total reserves..................................  $586      $1,075       $343        $42,715     $44,719
                                                  ====      ======       ====        =======     =======
By withdrawal characteristics:
   Subject to discretionary withdrawal with MVA.  $586      $  621       $343        $    --     $ 1,550
   At market value..............................    --          --         --         42,632      42,632
                                                  ----      ------       ----        -------     -------
Subtotal........................................   586         621        343         42,632      44,182
Not subject to discretionary withdrawal.........    --         454         --             83         537
                                                  ----      ------       ----        -------     -------
Total reserves..................................  $586      $1,075       $343        $42,715     $44,719
                                                  ====      ======       ====        =======     =======

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

                                                                  Years ended December 31,
                                                                 -------------------------
(in millions)                                                      2018     2017     2016
-------------                                                    -------  -------  -------
Transfers to separate accounts.................................. $ 3,373  $ 4,699  $ 3,356
Transfers from separate accounts................................  (4,147)  (3,393)  (3,055)
                                                                 -------  -------  -------
Net transfers to (from) separate accounts.......................    (774)   1,306      301
Reconciling adjustments:
   Deposit-type contracts.......................................      --       --        2
                                                                 -------  -------  -------
Total reconciling adjustments...................................      --       --        2
                                                                 -------  -------  -------
Transfers as reported in the Statutory Statements of Operations. $  (774) $ 1,306  $   303
                                                                 =======  =======  =======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

12. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits (GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB, GMIB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $1.3 billion and $910 million at December 31, 2018 and 2017, respectively. The Company chose to record reserves in excess of AG 43 minimum reserves at both December 31, 2018 and 2017, such that the reserves in both periods equal the C3 Phase II Total Asset Requirement level.

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company's most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent, which is no longer offered.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $2.3 billion and $1.0 billion at December 31, 2018 and 2017, respectively.

GMWB

Certain of the Company's variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to these guarantees was $185 million and $375 million at December 31, 2018 and 2017, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

13. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented 0.01 percent,
0.01 percent and 0.75 percent of gross insurance in-force at December 31, 2018, 2017 and 2016, respectively. Policyholder dividends for the years ended December 31, 2018 and 2017 were ($13) million, $18 million and $19 million, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

14. PREMIUM AND ANNUITY CONSIDERATION DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

                                     December 31, 2018 December 31, 2017
                                     ----------------  ----------------
                                              Net of            Net of
              (in millions)          Gross    Loading  Gross    Loading
              -------------          -----    -------  -----    -------
              Ordinary new business. $ (10)    $(10)   $  (4)     $(4)
              Ordinary renewal......  (395)     147     (473)      41
              Group life............     1        1        6        6
                                      -----    ----     -----     ---
              Total................. $(404)    $138    $(471)     $43
                                      =====    ====     =====     ===

15. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations from its beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Reinsurance premiums assumed in 2018, 2017 and 2016 were $26 million, $30 million and $33 million, respectively. Reinsurance premiums ceded in 2018, 2017 and 2016 were $25.2 billion, $2.6 billion and $6.1 billion, respectively. Additionally, reserves on reinsurance assumed were $1.4 billion at both December 31, 2018, 2017 and 2016. The reserve credit taken on reinsurance ceded was $23.3 billion, $22.3 billion and $21.2 billion at December 31, 2018, 2017 and 2016, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2018 and 2017, the Company's reinsurance recoverables were
$306 million and $426 million, respectively.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total revenue collected under the reinsured policies.

The NAIC Model Regulation "Valuation of Life Insurance Policies" (Regulation
XXX) requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (ULSGs). In addition, NAIC Actuarial Guideline 38 (Guideline AXXX) clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs. Prior to 2016, the Company managed the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) were ceded to the Parent under a coinsurance/modified coinsurance agreement effective January 1, 2011 (the AGC Co/Modco Agreement), prior to the recapture of in-force business effective December 31, 2016. New business is still ceded under this treaty.

In 2018, the AGC Life Co/Modco Agreement increased the Company's pre-tax earnings by $382 million, while in 2017, the AGC Life Co/Modco Agreement increased pre-tax earnings by $289 million. In 2016, the AGC Life Co/Modco Agreement decreased pre-tax earnings by $6.3 billion. The pretax loss from the 2016 recapture was $6.5 billion.

In September 2016, the Company entered into a reinsurance agreement with Hannover Life Reassurance Company of America (Hannover), effective July 1, 2016, under which the Company ceded approximately $5 billion of reserves to Hannover, which included a block of whole life policies on a coinsurance with funds withheld basis and a block of current assumption universal life business on a yearly renewable term basis. This reinsurance agreement released

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

excess statutory capital of approximately $1 billion, which was included in dividends paid ultimately by the Company to AIG in September 2016.

Effective December 31, 2016, the Company recaptured certain term and universal life reserves that had been ceded to AGC Life and concurrently amended the July 1, 2016 reinsurance treaty with Hannover to add this in-force term and guaranteed universal life business on a coinsurance basis and additional universal life on a yearly renewable term basis. The Company ceded approximately $14 billion of such reserves to Hannover under the treaty amendment, which was effective December 31, 2016.

In 2017, the coinsurance reserve was increased as a result of actuarial reserve changes impacting prior periods. The amount of the reserve increase as of January 1, 2017 was $155 million, with the after tax increase of $107 million reported as an adjustment to the Change in Surplus as a Result of Reinsurance.

                                                                         December 31, 2016
                                                           July 1, 2016 -------------------
Increase (Decrease)                                         Cession to            Cession to Net Impact of
(in millions)                                                Hannover   Recapture  Hannover   Reinsurance
-------------------                                        ------------ --------- ---------- -------------
Statement of Admitted Assets, Liabilities and Capital and
  Surplus.................................................
   Deferred and uncollected premium.......................   $   (38)    $    --   $   (764)   $   (802)
   Aggregate reserve for life contracts...................    (5,349)      6,482    (14,266)    (13,133)
   Current federal income taxes due.......................        47      (1,790)     2,501         758
   Funds held under coinsurance...........................     4,492          --      5,482       9,974
                                                             -------     -------   --------    --------
   Total capital and surplus..............................   $   772     $(4,692)  $  5,519    $  1,599
                                                             -------     -------   --------    --------
Statement of Operations...................................
Premiums..................................................   $(5,349)    $15,806   $(14,266)   $ (3,809)
Commissions on reinsurance ceded..........................        47      (6,482)     6,607         172
Reserve adjustments on reinsurance ceded..................        --      (9,324)        --      (9,324)
                                                             -------     -------   --------    --------
Total revenue.............................................    (5,302)         --     (7,659)    (12,961)
Increase in aggregate reserves for life...................    (5,349)      6,482    (14,266)    (13,133)
Federal income tax expense (benefit)......................        47      (1,790)     2,501         758
                                                             -------     -------   --------    --------
Net income................................................   $    --     $(4,692)  $  4,106    $   (586)
                                                             -------     -------   --------    --------
Capital and Surplus Account
Change in surplus as a result of reinsurance..............   $   772     $    --   $  1,413    $  2,185
                                                             -------     -------   --------    --------

In February 2018, the Company and its U.S. life insurance company affiliates, VALIC and USL, each executed their respective Modified Coinsurance (ModCo) Agreements (The Agreements) with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were effective as of January 1, 2017 in respect of certain closed blocks of business (including structured settlements and single premium immediate annuities). Fortitude Group Holdings, LLC (Fortitude Holdings) was formed by AIG to act as a holding company for FRL. On November 13, 2018, AIG completed the sale of a
19.9 percent ownership interest in Fortitude Holdings to TC Group Cayman Investment Holdings, L.P. (TCG), an affiliate of The Carlyle Group L.P. Subsequent to this sale, Fortitude Holdings owns 100 percent of the outstanding common shares of FRL and AIG has an 80.1 percent ownership interest in Fortitude Holdings.

The initial consideration represented the book value of ModCo Assets held by the Company on behalf of FRL and was equal to the ModCo Reserves ceded at the effective date. While there was no net impact from the initial accounting as of the effective date, there was a significant offsetting impact on certain individual line items in the Summary of Operations. Pursuant to the regulatory approval received in February 2018, the Company has reported all of the ceded activity for this Agreement from the effective date (January 1, 2017) through December 31, 2018 in its 2018 Annual Statement.

Total returns on the ModCo Assets subsequent to the effective date inure to the benefit of FRL and are reported with the ModCo reserve adjustments. The Company did not receive a ceding commission at contract inception.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company completed its initial settlement with FRL in June 2018 and settles all payable or receivable balances quarterly.

The table below presents the impact of this transaction by line item in the Company's statements of assets, liabilities, surplus and other funds and on the summary of operations:

                                                                     Balance as of
                                                                     December 31,
                                                                         2018
                                                                     -------------
Statutory Statements of Assets, Liabilities and Capital and Surplus
Funds withheld......................................................     $152
                                                                         ----

                                                                                          As of and Year As of and Year
                                                                                              Ended          Ended
Increase (Decrease)                                                             Initial    December 31,   December 31,
(in millions)                                                                  Accounting      2017           2018        Total
-------------------                                                            ---------- -------------- -------------- --------
Statutory Statement of Operations
Premiums and annuity considerations...........................................  $(22,152)    $  (311)       $  (291)    $(22,754)
Commissions and expense allowances............................................        --          57             53          110
Reserve adjustments on reinsurance ceded......................................    22,152      (1,699)        (1,778)      18,675
                                                                                --------     -------        -------     --------
Total revenues................................................................        --      (1,953)        (2,016)      (3,969)
                                                                                --------     -------        -------     --------
Death benefits................................................................        --        (249)          (249)        (498)
Annuity benefits..............................................................        --      (1,040)        (1,019)      (2,059)
Surrender benefits............................................................        --        (131)          (133)        (264)
Other benefits................................................................        --        (164)          (334)        (498)
Other expenses................................................................        --          --             (1)          (1)
                                                                                --------     -------        -------     --------
Total benefits and expenses...................................................        --      (1,584)        (1,736)      (3,320)
                                                                                --------     -------        -------     --------
Net gain from operations before dividends to policyholders and federal income
  taxes                                                                               --        (369)          (280)        (649)
Dividends to policyholders....................................................        --         (13)           (12)         (25)
                                                                                --------     -------        -------     --------
Net gain from operations after dividends to policyholders and before federal
  income taxes                                                                  $     --     $  (356)       $  (268)    $   (624)
                                                                                --------     -------        -------     --------

During 2018, 2017 and 2016, the Company commuted reinsurance treaties with non-affiliated reinsurers, which resulted in increases in the Company's pre-tax earnings of $529 thousand, $500 thousand and $1.7 million, respectively.

The Company has an annuity Co/Modco agreement with an affiliate, AIG Life of Bermuda, Ltd. (AIGB), in which AIGB reinsures certain deferred annuity contracts issued between 2003 and 2007. The agreement is such that the Company retains and controls assets held in relation to the related reserve. As of December 31, 2018 and 2017, the assets and liabilities resulting from the agreement and recorded in the accompanying financial statements were $7.2 billion and $8.1 billion, respectively. In 2018, the Agreement decreased the Company's pre-tax earnings by $1 million and $2 million in 2017 and 2016, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

16. FEDERAL INCOME TAXES

U.S. Tax Reform Overview

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act ("the Tax Act"). The Tax Act reduced the statutory rate of U.S. federal corporate income tax to 21 percent and enacted numerous other changes impacting the Company.

Consistent with Staff Accounting Bulletin No. 118 released by the Securities and Exchange Commission, the NAIC issued INT 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act ("INT 18-01"), which provided guidance on statutory accounting for the tax effects of the Tax Act. INT 18-01 addressed situations where accounting for certain income tax effects of the Tax Act under SSAP 101, Income Taxes, ("SSAP 101") may be incomplete upon issuance of an entity's financial statements and provides a one-year measurement period from enactment date to complete the accounting under SSAP 101. In accordance with INT 18-01, a company was required to reflect the following:

.. Income tax effects of those aspects of the Tax Act for which accounting under SSAP 101 is complete.

.. Provisional estimate of income tax effects of the Tax Act to the extent accounting is incomplete but a reasonable estimate is determinable.

.. If a provisional estimate cannot be determined, SSAP 101 should still be applied on the basis of tax law provisions that were in effect immediately before the enactment of the Tax Act.

At December 31, 2017, the Company originally recorded a provisional estimate of income tax effects of the Tax Act of $1.7 billion attributable to the reduction in the U.S. corporate income tax. The Company's provisional estimate was based in part on a reasonable estimate of the effects of the statutory income tax rate reduction on existing deferred tax balances and of certain provisions of the Tax Act. The Company filed its 2017 consolidated U.S. income tax return and has completed its review of the primary impact of the Tax Act provisions on its deferred taxes. As a result, the Company considers the accounting for the effects of the rate change on deferred tax balances to be complete and no material measurement period changes were recorded for this item. As further guidance is issued by the U.S. tax authority, any resulting changes in the Company's estimates will be treated in accordance with the relevant accounting guidance.

The Tax Act includes provisions for Global Intangible Low-Taxed Income ("GILTI"), under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax ("BEAT"), under which taxes are imposed on certain base eroding payments to affiliated foreign companies. There are substantial uncertainties in the interpretation of BEAT and GILTI and while certain formal guidance was issued by the U.S. tax authority, there are still aspects of the Tax Act that remain unclear and additional guidance is expected in 2019. Such guidance may result in changes to the interpretations and assumptions the Company made and actions the Company may take, which may impact amounts recorded with respect to international provisions of the Tax Act, possibly materially. Consistent with accounting guidance, the Company treats BEAT as a period tax charge in the period the tax is incurred and has made an accounting policy election to treat GILTI taxes in a similar manner. No provision for income tax related to GILTI or BEAT was recorded as of December 31, 2018.

Tax effects for which a reasonable estimate can be determined

Provisions Impacting Life Insurance Companies

The Tax Act modified computations of insurance reserves for Life insurance companies. Specifically, the Act directs that tax reserves be computed with reference to the NAIC reserves. Adjustments related to the differences in insurance reserves balances computed historically versus under the Tax Act have to be taken into income over eight years. Accordingly, these changes give rise to new deferred tax liabilities. At December 31, 2017, the Company recorded a provisional estimate of $499 million with respect to such deferred tax liabilities. This increase in deferred tax liabilities

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

was offset by an increase in the deferred tax asset related to insurance reserves as a result of applying the new provisions of the Tax Act.

As of December 31, 2018, the Company has completed the review and accounting of the tax reserve computations, and recorded offsetting decreases of $192 million to both deferred tax liabilities and deferred tax assets.

Provisions Impacting Projections of Taxable Income and Admissibility of Deferred Tax Assets

Certain provisions of the Tax Act impact the Company's projections of future taxable income used in analyzing realizability of its deferred tax assets. In certain instances, provisional estimates have been included in the Company's future taxable income projections for these specific provisions to reflect application of the new tax law. The Company does not currently anticipate that its reliance on provisional estimates would have a material impact on its determination of realizability of its deferred tax assets.

Tax effects for which no estimate can be determined

The Tax Act may affect the results in certain investments and partnerships in which the Company is a non-controlling interest owner. At December 31, 2017, the information needed to determine a provisional estimate was not available (such as for interest deduction limitations in those entities and the changed definition of a U.S. Shareholder), and accordingly, no provisional estimates were recorded. The Company has since completed its review of these investments and partnerships. The Company considers the accounting for this item to be complete and no measurement period change was recorded.

U.S. Tax Reform - INT 18-01 Measurement Period Completion

As of December 31, 2018, the Company has fully completed its accounting for the tax effects of the Tax Act. Although the prescribed measurement period has ended, there are aspects of the Tax Act that remain unclear and additional guidance from the U.S. tax authority is pending. As further guidance is issued by the U.S. tax authority, any resulting changes in the Company's estimates will be treated in accordance with the relevant accounting guidance.

The following table presents the components of the net deferred tax assets and liabilities:

                                             December 31, 2018       December 31, 2017            Change
                                          ----------------------- ----------------------- ----------------------
(in millions)                             Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
-------------                             -------- ------- ------ -------- ------- ------ -------- ------- -----
Gross DTA................................  $1,837  $1,645  $3,482  $1,916  $1,395  $3,311  $ (79)   $250   $ 171
Statutory valuation allowance adjustment.      --     220     220      --      --      --     --     220     220
                                           ------  ------  ------  ------  ------  ------  -----    ----   -----
Adjusted gross DTA.......................   1,837   1,425   3,262   1,916   1,395   3,311    (79)     30     (49)
DTA non-admitted.........................     928   1,425   2,353     670   1,395   2,065    258      30     288
                                           ------  ------  ------  ------  ------  ------  -----    ----   -----
Net admitted DTA.........................     909      --     909   1,246      --   1,246   (337)     --    (337)
DTL......................................     392      --     392     557      --     557   (165)     --    (165)
                                           ------  ------  ------  ------  ------  ------  -----    ----   -----
Total....................................  $  517  $   --  $  517  $  689  $   --  $  689  $(172)   $ --   $(172)
                                           ======  ======  ======  ======  ======  ======  =====    ====   =====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

                                                       December 31, 2018       December 31, 2017            Change
                                                    ----------------------- ----------------------- ----------------------
(in millions)                                       Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
-------------                                       -------- ------- ------ -------- ------- ------ -------- ------- -----
Admission calculation components...................
SSAP 101
   Federal income taxes paid in prior years
     recoverable through loss carry backs..........   $ --     $--   $   --  $   --    $--   $   --  $  --     $--   $  --
   Adjusted gross DTA expected to be realized
     (excluding amount of DTA from above) after
     application of the threshold limitation.......    517      --      517     689     --      689   (172)     --    (172)
       1. Adjusted gross DTA expected to be
         realized following the reporting date.....    517      --      517     689     --      689   (172)     --    (172)
       2. Adjusted gross DTA allowed per
         limitation threshold......................     --      --    1,114      --     --    1,301     --      --    (187)
   Adjusted gross DTA (excluding the amount of
     DTA from above) offset by gross DTL...........    392      --      392     557     --      557   (165)     --    (165)
                                                      ----     ---   ------  ------    ---   ------  -----     ---   -----
DTA admitted as the result of application of SSAP
  101..............................................   $909     $--   $  909  $1,246    $--   $1,246  $(337)    $--   $(337)
                                                      ====     ===   ======  ======    ===   ======  =====     ===   =====

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

                                                                                Years ended
                                                                               December 31,
                                                                              --------------
($ in millions)                                                                2018    2017
---------------                                                               ------  ------
Ratio percentage used to determine recovery period and threshold limitation
  amount.....................................................................    738%    869%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount................................................ $7,423  $8,676
                                                                              ======  ======

The Company has no tax planning strategies used in the determination of adjusted gross DTA's or net admitted DTA's.

The Company's planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

                                                        Years Ended December 31,
                                                        ------------------------
   (in millions)                                        2018     2017     2016
   -------------                                        ----    ------   ------
   Current income tax expense..........................
      Federal.......................................... $513    $1,025   $1,182
      Foreign..........................................   --        --       --
                                                         ----   ------   ------
      Subtotal.........................................  513     1,025    1,182
      Federal income tax on net capital gains (losses).  (88)     (433)     279
                                                         ----   ------   ------
      Federal income tax incurred...................... $425    $  592   $1,461
                                                         ====   ======   ======

                                                                                    Years Ended
                                                                                   December 31,
                                                                                   -------------
(in millions)                                                                       2018   2017  Change
-------------                                                                      ------ ------ ------
Deferred tax assets:
   Ordinary:
       Policyholder reserves...................................................... $  812 $  959 $(147)
       Investments................................................................     50     70   (20)
       Deferred acquisition costs.................................................    366    366    --
       Fixed assets...............................................................    373    282    91
       Compensation and benefits accrual..........................................     41      3    38
       Tax credit carryforward....................................................    151    160    (9)
       Other (including items less than 5% of total ordinary tax assets)..........     44     76   (32)
                                                                                   ------ ------ -----
       Subtotal...................................................................  1,837  1,916   (79)
       Statutory valuation allowance adjustment...................................     --     --    --
       Non-admitted...............................................................    928    670   258
                                                                                   ------ ------ -----
       Admitted ordinary deferred tax assets......................................    909  1,246  (337)
                                                                                   ------ ------ -----
Capital:
       Investments................................................................  1,645  1,395   250
                                                                                   ------ ------ -----
       Subtotal...................................................................  1,645  1,395   250
   Statutory valuation allowance adjustment.......................................    220     --   220
   Non-admitted...................................................................  1,425  1,395    30
                                                                                   ------ ------ -----
   Admitted capital deferred tax assets...........................................     --     --    --
                                                                                   ------ ------ -----
Admitted deferred tax assets......................................................    909  1,246  (337)
                                                                                   ------ ------ -----
Deferred tax liabilities:
   Ordinary:
       Deferred and uncollected premium...........................................     78     58    20
       Policyholder reserves......................................................    269    499  (230)
       Other (including items less than 5% of total ordinary tax liabilities).....     45     --    45
                                                                                   ------ ------ -----
       Subtotal...................................................................    392    557  (165)
                                                                                   ------ ------ -----
Capital:
       Other (including items less than 5% of total capital tax liabilities)......     --     --    --
                                                                                   ------ ------ -----
       Subtotal...................................................................     --     --    --
                                                                                   ------ ------ -----
Deferred tax liabilities..........................................................    392    557  (165)
                                                                                   ------ ------ -----
Net deferred tax assets (liabilities)............................................. $  517 $  689 $(172)
                                                                                   ------ ------ -----

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

                                                 Years Ended
                                                December 31,
                                                -------------
            (in millions)                        2018   2017  Change
            -------------                       ------ ------ ------
            Total adjusted deferred tax assets. $3,262 $3,311 $ (49)
            Total deferred tax liabilities.....    392    557  (165)
                                                ------ ------ -----
            Net adjusted deferred tax assets... $2,870 $2,754   116
                                                ====== ======
            Tax effect of unrealized gains
              (losses).........................                 (93)
            Transfer of deferred item to
              subsidiary.......................                   1
                                                              -----
            Change in net deferred income tax..               $  24
                                                              =====

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

                                            December 31, 2018 December 31, 2017 December 31, 2016
                                            ---------------   ----------------  ----------------
                                                    Effective         Effective         Effective
(in millions)                               Amount  Tax Rate  Amount  Tax Rate  Amount  Tax Rate
-------------                               ------  --------- ------  --------- ------  ---------
Income tax expense at applicable rate......  $208     21.0%   $  465     35.0%  $1,028     35.0%
Change in valuation adjustment.............   220     22.2      (366)   (27.6)    (554)   (18.9)
Amortization of interest maintenance
  reserve..................................   (30)    (3.0)      (43)    (3.3)     (35)    (1.2)
Disregarded entities.......................    20      2.1        23      1.8       67      2.3
Dividends received deduction...............   (20)    (2.1)      (47)    (3.6)     (69)    (2.3)
Change in non-admitted assets..............   (13)    (1.3)       (1)    (0.1)      10      0.4
Surplus adjustments........................     8      0.8        (3)    (0.2)     (15)    (0.5)
Prior year return true-ups and adjustments.     7      0.7       (32)    (2.4)     (29)    (1.0)
Other permanent adjustments................     1      0.1         9      0.7        7      0.3
Impact of Tax Act..........................    --       --     1,836    138.3       --       --
Reinsurance................................    --       --        37      2.8      765     26.0
Gain on sale of subsidiaries...............    --       --        --       --      (22)    (0.8)
Separate account income....................    --       --        --       --       18      0.6
                                             ----     ----    ------    -----   ------    -----
Statutory income tax expense (benefit).....  $401     40.5%   $1,878    141.4%  $1,171     39.9%
                                             ====     ====    ======    =====   ======    =====
Federal income taxes incurred..............  $425     42.9%   $  592     44.6%  $1,461     49.8%
Change in net deferred income taxes........   (24)    (2.4)    1,286     96.8     (290)    (9.9)
                                             ----     ----    ------    -----   ------    -----
Statutory income tax expense...............  $401     40.5%   $1,878    141.4%  $1,171     39.9%
                                             ====     ====    ======    =====   ======    =====

At December 31, 2018, the Company had the following foreign tax credits carryforwards:

                             (in millions)
                             -------------
                             Year Expires   Amount
                             ------------   ------
                                2019.......  $ 4
                                2020.......    8
                                2021.......    8
                                2022.......    7
                                2023.......    1
                                2024.......    1
                                             ---
                                Total......  $29
                                             ===

At December 31, 2018, the Company had no operating loss carryforwards or capital loss carryforwards.

At December 31, 2018, the Company had an alternative minimum tax credit of $6 million.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2018, the Company had the following general business credit carryforwards:

                             (in millions)
                             -------------
                             Year Expires   Amount
                             ------------   ------
                                2025.......  $  9
                                2026.......     9
                                2027.......    13
                                2028.......    13
                                2029.......    19
                                2030.......    38
                                2031.......     7
                                2032.......     8
                                             ----
                                Total......  $116
                                             ====

At December 31, 2018, the Company had $273 thousand in charitable contribution carryforwards, which expire in 2021.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

                             (in millions)
                             -------------
                             December 31,   Capital
                             ------------   -------
                                2016.......  $202
                                2017.......   198
                                2018.......    13
                                             ----
                                Total......  $413
                                             ====

In general, realization of DTAs depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $3.5 billion and concluded that a valuation allowance of $220 million was required at December 31, 2018. Similarly, the Company concluded that no valuation allowance was required on the DTAs of $3.3 billion at December 31, 2017.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The Company joins in the filing of a consolidated federal income tax return with AIG Parent.

The Company has a written agreement with AIG Parent under which each subsidiary agrees to pay AIG Parent an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG Parent agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

                                                              Years Ended
                                                              December 31,
                                                              -----------
        (in millions)                                         2018   2017
        -------------                                         ----   ----
        Gross unrecognized tax benefits at beginning of year. $16    $22
           Increases in tax position for prior years.........   1     --
           Decreases in tax position for prior years.........  --     (6)
                                                              ---    ---
        Gross unrecognized tax benefits at end of year....... $17    $16
                                                              ===    ===

As of December 31, 2018 and 2017, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $17 million and $16 million respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2018 and 2017, the Company had accrued liabilities of $5.7 million and $4 million, respectively, for the payment of

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

interest (net of the federal benefit) and penalties. In both 2018 & 2017, the Company recognized expense of less than $1 million interest (net of the federal benefit) and penalties. In 2016, the Company recognized income of $3 million of interest (net of the federal benefit) and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2018, such proposed adjustments would not have resulted in a material change to the Company's financial condition, although it is possible that the effect could be material to the Company's results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examinations for the taxable years 2007-2013. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2001-2018 remain subject to examination by major tax jurisdictions.

17. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer's statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer's RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer's size, but also on the risk profile of the insurer's operations. At December 31, 2018, the Company exceeded RBC requirements that would require any regulatory action.

Dividends that the Company may pay to the Parent in any year without prior approval of the TDI are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which the Company can pay without the Company obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the Company's statutory surplus as regards to policyholders at the preceding December 31; or (2) the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company's unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2019 without prior approval of the TDI is $906 million. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2018, 2017 and 2016:

                                                                     Amount
            Date                     Type        Cash or Non-cash (in millions)
            ----                     ----        ---------------- -------------
2018
   March 27, 2018.............   Extraordinary         Cash          $  337
   June 26, 2018..............   Extraordinary         Cash             680
   September 24, 2018.........   Extraordinary         Cash             680
2017
   March 30, 2017.............   Extraordinary         Cash          $  452
   March 30, 2017.............   Extraordinary       Non-Cash           482
   March 30, 2017............. Return of Capital       Cash             178
   June 29, 2017..............   Extraordinary         Cash             538
   September 28, 2017.........   Extraordinary         Cash              50
   December 26, 2017..........   Extraordinary         Cash             200
2016
   March 28, 2016.............     Ordinary            Cash          $   80
   March 28, 2016.............     Ordinary          Non-Cash           420
   June 28, 2016.............. Return of Capital       Cash             233
   June 28, 2016..............   Extraordinary         Cash             288
   September 27, 2016.........   Extraordinary       Non-Cash         1,154
   September 27, 2016.........   Extraordinary         Cash              23
   September 28, 2016.........   Extraordinary         Cash             267
   September 28, 2016......... Return of Capital       Cash             318
   December 27, 2016..........   Extraordinary       Non-Cash           497
   December 27, 2016.......... Return of Capital     Non-Cash            85
   December 28, 2016..........   Extraordinary         Cash              11

The Company's cumulative preferred stock has an $80 dividend rate and is redeemable at $1,000 per share. The holder of this stock, the Parent, is entitled to one vote per share.

18. RETIREMENT PLANS AND SHARE-BASED AND DEFERRED COMPENSATION PLANS

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

The Company's employees participate in various AIG Parent-sponsored defined benefit pension and postretirement plans. AIG Parent, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG Parent's allocation of the Company's share of expenses from the plans based on participants' earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

Effective January 1, 2016, the U.S. defined benefit pension plans were frozen. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents information about employee-related costs (expense credits) allocated to the Company:

                                                              Years ended
                                                             December 31,
                                                            ---------------
    (in millions)                                           2018  2017 2016
    -------------                                           ----  ---- ----
    Defined benefit plans.................................. $(12)  $2  $20
    Postretirement medical and life insurance plans........    1    2    2
                                                            ----   --  ---
    Total.................................................. $(11)  $4  $22
                                                            ====   ==  ===

Defined Contribution Plan

AIG Parent sponsors a 401(k) plan which provides for pre-tax salary reduction contributions by its U.S. employees. The Company made matching contributions of 100 percent of the first six percent of participant contributions, subject to IRS-imposed limitations.

Effective January 1, 2016, AIG Parent provides participants in the plan an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company's pre-tax expense associated with this plan was $27 million, $26 million and $28 million in 2018, 2017 and 2016, respectively.

Share-based and Deferred Compensation Plans

During 2016 and 2015, certain Company employees were granted performance share units under the AIG Parent 2013 Long Term Incentive Plan that provide them the opportunity to receive shares of AIG Parent common stock based on AIG Parent achieving specified performance goals at the end of a three-year performance period and the employee satisfies service requirements. The Company recognized compensation expense of $28 million, $33 million and $20 million for awards granted in 2018, 2017 and 2016, respectively.

Prior to 2013, some of the Company's officers and key employees were granted restricted stock units and stock appreciation rights that provide for cash settlement linked to the value of AIG Parent common stock if certain requirements were met. The Company did not recognize any expense for unsettled awards during 2018, 2017 and 2016.

19. DEBT

The Company is a member of the Federal Home Loan Bank (FHLB) of Dallas. The Company's interest in the stock of FHLB of San Francisco was redeemed on March 24, 2016.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company's ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company's obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company's liability under advances borrowed.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

                                                                                           December 31,
                                                                                           -------------
(in millions)                                                                               2018   2017
-------------                                                                              ------ ------
Membership stock - Class B................................................................ $    7 $    7
Activity stock............................................................................    129     25
Excess stock..............................................................................      2      6
                                                                                           ------ ------
Total..................................................................................... $  138 $   38
                                                                                           ====== ======
Actual or estimated borrowing capacity as determined by the insurer....................... $4,928 $7,039
                                                                                           ====== ======

The Company did not hold any Class A at December 31, 2018 or 2017.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

                                                         December 31, 2018    December 31, 2017
                                                        -------------------- --------------------
                                                        Amortized            Amortized
(in millions)                                             Cost    Fair Value   Cost    Fair Value
-------------                                           --------- ---------- --------- ----------
Amount pledged.........................................  $3,851     $3,833    $1,042     $1,067
Maximum amount pledged during reporting period.........   4,389      4,349     1,310      1,352
                                                         ======     ======    ======     ======

The Company's borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

                                                             December 31,
                                                             -------------
     (in millions)                                            2018   2017
     -------------                                           ------ ------
     Amount outstanding..................................... $3,148 $  606
     Maximum amount borrowed during reporting period........ $3,323 $1,005
                                                             ------ ------

   . While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company's intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2018 or 2017.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

       (in millions)
       -------------
       Funding Agreements                       Date Issued       Amounts
       ------------------                       ----------------- -------
       10-year floating rate................... February 15, 2018 $1,148
       10-year floating rate................... February 15, 2018  1,277
       10-year floating rate................... February 15, 2018    175
       10-year floating rate................... February 6, 2018      87
       10-year floating rate................... January 25, 2018      31
       10-year floating rate................... January 13, 2017      57
       10-year floating rate................... February 1, 2017      67
       7-year floating rate.................... May 24, 2017          52
       10-year floating rate................... July 20, 2016        254

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


20. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $2.4 billion and $763 million at December 31, 2018 and 2017, respectively. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2018, $744 million are currently expected to expire in 2019, and the remainder by 2020 based on the expected life cycle of the related funds and the Company's historical funding trends for such commitments.

At December 31, 2018 and 2017, the Company had $1.3 billion and $1.1 billion, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $659 million are expected to expire in 2019 and the remainder by 2033, based on the expected life cycle of the related loans and the Company's historical funding trends for such commitments.

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2018, the future minimum lease payments under the operating leases are as follows:

                  (in millions)
                  -------------
                  2019.................................... $16
                  2020....................................  16
                  2021....................................  16
                  2022....................................  20
                  2023....................................  12
                  Remaining years after 2023..............  17
                                                           ---
                  Total................................... $97
                                                           ===

Rent expense was $17 million, $20 million and $22 million in 2018, 2017 and 2016, respectively.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company's financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company had accrued $40 million for these guarantee fund assessments at both December 31, 2018 and 2017, respectively. The Company has recorded receivables of $34 million at both December 31, 2018 and 2017, for expected recoveries against the payment of future premium taxes.

During 1997 and 1998, the Company participated in a workers' compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers' compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year. There were no reinsurance recoverables on claim liabilities and reserves included in these financial statements related to the workers' compensation business at both December 31, 2018 and 2017. While not included in these statutory financial statements, the Company is contingently liable for losses incurred by its 50 percent pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

At December 31, 2018 and 2017, the Company had admitted assets of $142 million and $48 million, respectively, in premiums receivable due from policyholders (or agents). The Company routinely evaluates the collectability of these receivables. Based upon Company experience, the potential for any loss is not believed to be material to the Company's financial condition.

During 2018 and 2017, the Company wrote accident and health insurance premiums that were subject to the risk-sharing provisions of the Affordable Care Act
(ACA). However, the Company had no balances for the risk corridors program due to exclusion from the program. There was no financial impact of risk-sharing provisions on assets, liabilities or operations, related to the Permanent ACA Risk Adjustment Program. In addition, there was no financial impact of risk-sharing provisions on assets and liabilities related to the Transitional ACA Reinsurance Program. Under this program, the Company has recorded an insignificant amount in reinsurance recoveries due to ACA Reinsurance payments.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

The Company provides products and services that are subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Plans subject to ERISA include certain pension and profit sharing plans and welfare plans, including health, life and disability plans. As a result, the Company's activities are subject to the restrictions imposed by ERISA and the Internal Revenue Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that, fiduciaries may not cause a covered plan to engage in certain prohibited transactions.

The SEC, federal and state lawmakers and state insurance regulators continue their efforts at evaluating what is an appropriate regulatory framework around a standard of care for the sale of investment products and services. For example, on April 18, 2018, the SEC proposed a package of rulemakings and interpretations designed to address the standard of care issues and the transparency of retail investors' relationships with investment advisors and broker-dealers. Additionally, on July 18, 2018, the New York State Department of Financial Services adopted a best interest standard of care regulation applicable to annuity and life transactions through issuance of the First Amendment to Insurance Regulation 187 - Suitability and Best Interests in Life Insurance and Annuity Transactions (Regulation 187). The compliance date for Regulation 187 is August 1, 2019 for annuity products and February 1, 2020 for life products. As amended, Regulation 187 requires producers to act in their client's best interest when making point-of-sale and inforce recommendations, and provide in writing the basis for the recommendation, as well as the facts and analysis to support the recommendation. The amended regulation also imposes additional duties on life insurance companies in relation to these transactions, such as requiring insurers to establish and maintain procedures designed to prevent

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

financial exploitation and abuse. The Company will implement and enhance processes and procedures, where needed, to comply with this regulation. Other states, such as Nevada, Maryland and New Jersey, have also proposed similar standard of care regulations applicable to insurance producers and/or insurance companies. The Company continues to closely follow these proposals and other relevant federal and state-level regulatory and legislative developments in this area. While management cannot predict the long-term impact of these developments on the Company's businesses, the Company believes its diverse product offerings and distribution relationships position the Company to compete effectively in this evolving marketplace.

Business Interruption Insurance Recoveries

In 2017, the Company recorded $6 million in business interruption insurance recoveries related to the flooding and property damage that occurred at the Company's main administrative office located in Houston, Texas. In August 2017, Hurricane Harvey made landfall in Texas and Louisiana causing widespread flooding and property damage in various southern counties within the region. The recoveries were included within aggregate write-ins for miscellaneous income on the Summary of Operations.

21. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

AIG Parent formed Fortitude Group Holdings, LLC (Fortitude Holdings) to act as a holding company for Fortitude Re. On November 13, 2018, AIG Parent completed the sale of a 19.9 percent ownership interest in Fortitude Holdings to TC Group Cayman Investment Holdings, L.P. (TCG), an affiliate of The Carlyle Group L.P. (Carlyle) (the Fortitude Re Closing). Fortitude Holdings owns 100 percent of the outstanding common shares of Fortitude Re and AIG Parent has an
80.1 percent ownership interest in Fortitude Holdings. In connection with the sale, AIG Parent agreed to certain investment commitment targets into various Carlyle strategies and to certain minimum investment management fee payments within thirty-six months following the Fortitude Re Closing. AIG Parent also will be required to pay a proportionate amount of an agreed make-whole fee to the extent AIG Parent fails to satisfy such investment commitment targets. In connection with the Fortitude Re Closing, the Company's insurance company subsidiaries, VALIC and USL, have each also entered into an investment management agreement with a Carlyle affiliate pursuant to which such subsidiary retained the Carlyle affiliate to manage certain assets in its general account investment portfolio.

On September 25, 2017, AIG Parent announced organizational changes designed to position AIG Parent a growing, more profitable insurer that is focused on underwriting excellence. In the fourth quarter of 2017, AIG Parent finalized its plan to reorganize its operating model. Commercial Insurance and Consumer Insurance segments transitioned to General Insurance and Life and Retirement, respectively. AIG Parent's core businesses include General Insurance, Life and Retirement and Other Operations. General Insurance consists of two operating segments - North America and International. Life and Retirement consists of four operating segments - Individual Retirement, Group Retirement, Life Insurance and Institutional Markets. Blackboard U.S. Holdings, Inc. (Blackboard), AIG Parent's technology-driven subsidiary, is reported within Other Operations. AIG Parent also reports a Legacy Portfolio consisting of run-off insurance lines and legacy investments, which are considered non-core.

AIG Parent continues to execute initiatives focused on organizational simplification, operational efficiency, and business rationalization. In keeping with AIG's broad and ongoing efforts to transform for long-term competitiveness, AIG Parent recognized restructuring costs of $395 million, $413 million and $694 million of pre-tax restructuring and other costs in 2018, 2017 and 2016, respectively, primarily comprised of employee severance charges.

Additional information on AIG Parent is publicly available in AIG Parent's regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Selkirk Transactions

During 2013 and 2014, the Company entered into securitization transactions in which portfolios of the Company's commercial mortgage loans were transferred to special purpose entities, with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. The transfer was accounted for as a sale and the Company derecognized the commercial mortgage loans transferred. The beneficial interests in loan-backed and structured securities and equity interests received by the Company were initially recognized at fair value as unaffiliated investments, as these securities are non-recourse to the issuer, and interest and principal payments are dependent upon the cash flows from the underlying unaffiliated mortgage loans.

Lighthouse VI

During 2013, the Company, along with an affiliate, executed three transactions in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company's Representative Security Account
(RSA).

In each transaction, a portion of the Company's securities were transferred to the RSA of the affiliate, VALIC, in exchange for other VALIC securities.

During 2015, the Company transferred securities to two separate CTFs, of which 20% were then transferred to the RSA of VALIC. The transfer was accounted for as a sale by the Company to VALIC. The remaining 80% of the securities were transferred to the Company's RSA.

Ambrose

During 2013 and 2014, the Company entered into securitization transactions in which the Company transferred portfolios of high grade corporate securities, and structured securities acquired from AIG, to newly formed special purpose entities (the Ambrose entities). As consideration for the transferred securities, the Company received beneficial interests in tranches of structured securities issued by each Ambrose entity. These structured securities were designed to closely replicate the interest and principal amortization payments of the transferred securities.

The Ambrose entities received capital commitments from a non-U.S. subsidiary of AIG, which are guaranteed by AIG. Pursuant to these capital commitments, the promissor will contribute funds to the respective Ambrose entity upon demand.

These capital commitments received by the Ambrose entities range from $300 million to $400 million per entity.

American Home and National Union Guarantees

The Company has a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies the Company issued between March 3, 2003 and December 29, 2006.

The Company, as successor-in-interest to American General Life and Accident Insurance Company (AGLA) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The Company, as successor-in-interest to SunAmerica Annuity and Life Assurance Company (SAAL) and SunAmerica Life Insurance Company (SALIC) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

The Company, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (AIG Life), has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life between July 13, 1998 and April 30, 2010.

American Home's and National Union's audited statutory financial statements are filed with the SEC in the Company's registration statements for variable products that are subject to the Guarantees.

Cut-Through Agreement

The Company and AIG Life of Bermuda, Ltd. ("AIGB") entered into a Cut-through Agreement in which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the TDI. The amount of the retained liability on AIGB's books related to this agreement was approximately $330,000 and $355,000 at December 31, 2018 and 2017, respectively. The Company believes the probability of loss under this agreement is remote. No liability has been recognized in relation to this guarantee due to immateriality.

Affiliate Transactions

The Company purchases or sells securities, at fair market value, to or from affiliates in the ordinary course of business.

In 2018, the Company and several of its U.S. insurance company affiliates restructured their respective ownership interests in certain real estate equity investments previously originated by an affiliate, AIG Global Real Estate Investment Corp. (including its investment management affiliates, "AIGGRE"), by contributing such interests to three separate real estate investment funds managed by AIGGRE - AIGGRE U.S. Real Estate Fund I, LP ("U.S. Fund I"), AIGGRE U.S. Real Estate Fund II, LP ("U.S. Fund II" and, together with U.S. Fund I, the "U.S. Funds"), and AIGGRE Europe Real Estate Fund I S.C.SP ("Europe Fund I"). The U.S. Funds each closed on November 1, 2018. In connection with the closing of U.S. Fund I, the Company made a capital commitment to the fund of up to $288 million (representing an approximately 24% equity interest therein), and contributed to the fund a combination of the Company's interests in certain real estate equity investments (with an aggregate fair value of approximately $150.8 million) and cash (approximately $41.7 million). In connection with the closing of U.S. Fund II, the Company made a capital commitment to the fund of up to $675 million (representing approximately 25% equity interest therein), and contributed to the fund the Company's interests in certain real estate equity investments with an aggregate fair value of approximately $527.4 million and received a cash payment from the fund of approximately $7.4 million. Further, Europe Fund I closed on November 2, 2018. In connection with the closing of Europe Fund I, the Company made a capital commitment to the fund of up to $189.1 million (representing an approximately 29% equity interest therein), and contributed to the fund the Company's interests in certain real estate equity investments with an aggregate fair value of approximately
$143 million and received a cash payment from the fund of approximately
$18.9 million.

As a result of this transaction, the Company received equity in the Funds equaling the fair value of the assets transferred. The transfer is accounted for at fair value with any gain deferred until permanence of transfer of risk and rewards can be established. Any loss is recognized immediately, if any. The difference between the carrying value of the assets transferred and consideration received is recorded as a basis difference, which will be admitted subject to applicable limits and amortized over the duration of the Funds.

At December 31, 2018, the Company's unfunded capital commitment to U.S. Fund I, U.S. Fund II and Europe Fund I were approximately $94.9 million, $145.5 million and $86 million, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


In February 2018, the Company executed a Modified Coinsurance (ModCo) Agreement with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), an AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. See Note 15 for additional information regarding this reinsurance transaction.

In October 2017, the Company's subsidiary, AIG Home Loan 2, transferred a portfolio of U.S. residential mortgage loans with a carrying value of $410 million to a newly formed special purpose vehicle. The transaction involved securitization of the transferred loans and the special purpose vehicle issued residential mortgage-backed securities. The residential mortgage-backed securities purchased by the Company from the special purpose vehicle are accounted for as non-affiliated securities and are valued and reported in accordance with the designation assigned by the NAIC Securities Valuation Office and SSAP 43 - Revised - Loan-Backed and Structured Securities.

In May 2017, the Company's wholly owned subsidiary, AIG Home Loan 2, LLC, transferred certain residential mortgage loans (RMLs) to the Company as a return of capital distribution. The RMLs were recorded by the Company in the amount of $1.5 billion, which was the loans' adjusted carrying value at the time of transfer. Prior to the transfer, the RMLs were indirectly owned by the Company through its investment in AIG Home Loan 2, LLC, which was reported on Schedule BA. After the transfer, the RMLs are directly owned by the Company and reported as Schedule B assets.

In February 2017, the Company purchased commercial mortgage loans from certain affiliated AIG domestic property casualty insurance companies for initial cash consideration totaling approximately $843 million, based on the outstanding principal balance of each loan, which was ultimately trued up to fair value based on underlying property appraisals and valuations.

In January and February 2017, the Company purchased investment grade private placement bonds from certain affiliated AIG domestic property casualty insurance companies, at fair market value, for cash consideration totaling approximately $425 million.

During 2016, the Company transferred certain hedge fund and private equity investments at fair market value to American Home, in exchange for cash and marketable securities totaling approximately $284 million as part of an initiative to improve asset-liability management in AIG Parent's domestic life and property casualty insurance companies.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG Parent, in which the Company and each such affiliate can borrow monies from AIG Parent subject to certain terms and conditions. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company's maximum borrowing limit being $500 million.

At both December 31, 2018 and 2017, the Company did not have notes payable balance outstanding under this facility.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company's investments in non-insurance SCA entities as of December 31, 2018:

                                                   Gross  Non-admitted Admitted Asset
(in millions)                                      Amount    Amount        Amount     Date of NAIC Filing
-------------                                      ------ ------------ -------------- -------------------
AIG Inc........................................... $    4     $ --          $  4             7/27/2018
AIG Direct - SER B................................      3        3            --                    NA
AIG Direct - SER A................................      3        3            --                    NA
AIG Direct - NON VOTING...........................      1        1            --                    NA
UG Corp COM.......................................      2        2            --                    NA
AGL Assignment Co LLC.............................      5        5            --                    NA
AGLIC INVESTMENTS BERMUDA LTD.....................    105       --           105        Not Applicable
AIG Home Loan 2, LLC..............................     80       --            80        Not Applicable
SunAmerica Affordable Housing LLC.................    682       --           682        Not Applicable
SunAmerica Asset Management LLC...................    123      123            --        Not Applicable
Selkirk No. 1 Investments.........................     13       --            13        Not Applicable
Selkirk No. 3A Investments........................      5       --             5        Not Applicable
                                                   ------     ----          ----
Total............................................. $1,026     $137          $889
                                                   ======     ====          ====

Operating Agreements

The Company's short-term investments included investments in a Liquidity Pool, which are funds managed by an affiliate, AIG Capital Management Corporation, in the amount of $261 million and $215 million at December 31, 2018 and 2017, respectively.

Pursuant to service and expense agreements, AIG and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $97 million and $86 million, as part of the cost sharing expenses attributed to the Company but incurred by AIG and affiliates in 2018 and 2017, respectively. The Company is also party to several other service and/or cost sharing agreements with its affiliates. The Company was charged $106 million, $114 million and $109 million under such agreements for expenses attributed to the Company but incurred by affiliates in 2018, 2017 and 2016, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company's invested assets are managed by an affiliate. The investment management fees incurred were $104 million in 2018 and $103 million in 2017 and 2016, respectively.

The majority of the Company's Swap agreements are entered into with an affiliated counterparty, AIG Markets, Inc. (See Note 7).

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurance companies that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

22. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 22, 2019, the date the financial statements were issued.

In January 2019, AGL and several of its U.S. insurance company affiliates established AIGGRE U.S. Real Estate Fund III, LP ("U.S. Fund III"), a real estate investment fund managed by AIGGRE. At the closing of U.S. Fund III on January 2, 2019, the Company made a capital commitment to the fund of up to $655 million, which represents approximately 43.7% equity interests in the fund. In connection with the closing of U.S. Fund III, the Company contributed to the fund its interests in certain real estate equity investments with an aggregate fair value of approximately $142.5 million and received a cash payment of approximately $39 million. The Company's unfunded capital commitment to U.S. Fund III at January 2, 2019 upon the closing of U.S. Fund III was approximately $551.4 million.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

23. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES
HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2018 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
                 Amortized
                   Cost     Present                                    Date of
                  Before   Value of                                   Financial
                  Current  Projected            Amortized  Fair Value Statement
                  Period     Cash    Recognized Cost After at Time of   Where
CUSIP              OTTI      Flows      OTTI       OTTI       OTTI    Reported
-----            --------- --------- ---------- ---------- ---------- ----------
02660LAB6....... $  8,229  $  7,963    $  266    $  7,963   $  7,428  03/31/2018
75114NAA2.......    5,616     5,421       195       5,421      5,127  03/31/2018
17307G2Z0.......    3,252     3,212        40       3,212      3,133  03/31/2018
02660KAA0.......   15,540    14,921       619      14,921     14,648  03/31/2018
94985JBP4.......    1,979     1,880        99       1,880      1,816  03/31/2018
02147HAD4.......    7,479     7,213       266       7,213      7,069  03/31/2018
761118WQ7.......    8,639     8,277       362       8,277      7,559  03/31/2018
02147HAF9.......    3,920     3,855        65       3,855      3,808  03/31/2018
93934FNJ7.......   20,785    20,473       312      20,473     18,745  03/31/2018
59020UZ57.......   15,154    15,056        98      15,056     14,702  03/31/2018
43710EAD2.......    4,554     4,450       104       4,450      4,307  03/31/2018
12498FAC4.......       94        --        94          --         48  03/31/2018
94979XAD9.......      157        62        95          62          5  03/31/2018
74160MCZ3.......      223       217         6         217        218  03/31/2018
05946XMG5.......      602       273       329         273        386  03/31/2018
74160MEH1.......    1,086     1,026        60       1,026      1,077  03/31/2018
026930AA5.......    4,542     4,493        49       4,493      4,394  03/31/2018
43709XAF8.......    8,552     8,174       378       8,174      8,087  03/31/2018
466247KL6.......      506       292       214         292        481  03/31/2018
25702@AA4.......    1,499       898       601         898        898  03/31/2018
25702@AB2.......    1,499       898       601         898        898  03/31/2018
76110WLB0.......      890       708       182         708        888  03/31/2018
                 --------  --------    ------    --------   --------
Quarterly Total  $114,797  $109,762    $5,035    $109,762   $105,722
                 ========  ========    ======    ========   ========
25702@AA4....... $  1,996  $  1,804    $  192    $  1,804   $  1,795  06/30/2018
25702@AB2.......    1,996     1,804       192       1,804      1,795  06/30/2018
007036UQ7.......    8,853     8,520       333       8,520      7,884  06/30/2018
32051GPM1.......    6,874     6,704       170       6,704      6,658  06/30/2018
94983KAA7.......   38,051    37,984        67      37,984     37,386  06/30/2018
32051GJ55.......    2,606     2,587        19       2,587      2,596  06/30/2018
02147HAC6.......    2,718     2,684        34       2,684      2,703  06/30/2018
69371VBH9.......    1,369     1,318        51       1,318      1,360  06/30/2018
12489WQX5.......   16,318    16,260        58      16,260     16,092  06/30/2018
466247PE7.......    7,410     7,375        35       7,375      7,313  06/30/2018
36298NBA1.......    5,702     5,175       527       5,175      5,620  06/30/2018
617451CZ0.......      186        --       186          --        148  06/30/2018
                 --------  --------    ------    --------   --------
Quarterly Total  $ 94,079  $ 92,215    $1,864    $ 92,215   $ 91,350
                 ========  ========    ======    ========   ========
92922F3L0....... $ 31,808  $ 29,215    $2,593    $ 29,215   $ 30,712  09/30/2018
264407AA5.......   39,067    35,474     3,593      35,474     33,995  09/30/2018
45660L6N4.......   21,021    20,763       258      20,763     19,245  09/30/2018
92925VAF7.......   11,068    10,637       431      10,637     11,047  09/30/2018
93364FAD3.......   11,844    11,484       360      11,484     11,233  09/30/2018
68384CAB2.......   32,305    31,916       389      31,916     31,753  09/30/2018
939355AD5.......   25,805    25,601       204      25,601     25,620  09/30/2018
152314DP2.......    5,999     5,823       176       5,823      5,964  09/30/2018
                 --------  --------    ------    --------   --------

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
                 Amortized
                   Cost     Present                                    Date of
                  Before   Value of                                   Financial
                  Current  Projected            Amortized  Fair Value Statement
                  Period     Cash    Recognized Cost After at Time of   Where
CUSIP              OTTI      Flows      OTTI       OTTI       OTTI    Reported
-----            --------- --------- ---------- ---------- ---------- ----------
92990GAA1....... $  6,416  $  6,342   $    74    $  6,342   $  6,254  09/30/2018
59020UFA8.......    1,720     1,643        77       1,643      1,533  09/30/2018
126671Z74.......      493       491         2         491        479  09/30/2018
466247KL6.......      317       170       147         170        248  09/30/2018
12669E2X3.......    1,778     1,767        11       1,767      1,689  09/30/2018
073868AA9.......    2,338     2,238       100       2,238      2,331  09/30/2018
04542BGW6.......      561       560         1         560        543  09/30/2018
12489WHZ0.......      599       598         1         598        576  09/30/2018
31359UPW9.......      916       791       125         791        740  09/30/2018
939336ZV8.......      650       591        59         591        649  09/30/2018
92922FEC8.......    1,677     1,669         8       1,669      1,647  09/30/2018
161546HD1.......    1,653     1,651         2       1,651      1,638  09/30/2018
939336C92.......      870       866         4         866        863  09/30/2018
94981XAF0.......      913       912         1         912        839  09/30/2018
94979XAC1.......      433       430         3         430        354  09/30/2018
43739EBC0.......    1,986     1,981         5       1,981      1,871  09/30/2018
45254NJN8.......      378       376         2         376        365  09/30/2018
03072SNF8.......    1,940     1,939         1       1,939      1,896  09/30/2018
12669FTC7.......    2,531     2,153       378       2,153      2,387  09/30/2018
466247BG7.......      112       101        11         101        106  09/30/2018
03072SKS3.......      634       633         1         633        620  09/30/2018
5899297K8.......    8,054     8,053         1       8,053      7,993  09/30/2018
35729PPX2.......    9,797     9,747        50       9,747      9,796  09/30/2018
94984MAB0.......    2,201     2,187        14       2,187      2,183  09/30/2018
94979UAL7.......    1,593     1,585         8       1,585      1,336  09/30/2018
94980PAL5.......      385       385        --         385        365  09/30/2018
12652CBB4.......   12,814    12,796        18      12,796     12,120  09/30/2018
12652CBC2.......    4,406     4,392        14       4,392      4,263  09/30/2018
126694PP7.......    6,295     6,228        67       6,228      6,216  09/30/2018
22541QQK1.......      896       710       186         710        767  09/30/2018
76110WVJ2.......    6,681     5,899       782       5,899      6,101  09/30/2018
949769AJ2.......      550       550        --         550        519  09/30/2018
466247DF7.......    1,619     1,610         9       1,610      1,603  09/30/2018
32027NGD7.......      808       806         2         806        796  09/30/2018
45254NJP3.......      180       180        --         180        173  09/30/2018
05948XTP6.......      292       240        52         240        280  09/30/2018
81746VCD0.......    5,271     5,253        18       5,253      5,184  09/30/2018
65535VMW5.......      156       156        --         156        156  09/30/2018
36228FZA7.......    1,077     1,071         6       1,071      1,077  09/30/2018
059511AQ8.......   70,956    62,300     8,656      62,300     63,781  09/30/2018
94974SAF0.......    1,202     1,197         5       1,197      1,185  09/30/2018
92922FEC8.......      667       664         3         664        655  09/30/2018
949802AC6.......      408       407         1         407        388  09/30/2018
94981DAP2.......      746       743         3         743        666  09/30/2018
43739EBD8.......      868       864         4         864        771  09/30/2018
466247GH0.......    1,141     1,139         2       1,139        999  09/30/2018
                 --------  --------   -------    --------   --------
Quarterly Total  $346,895  $327,977   $18,918    $327,977   $326,570
                 ========  ========   =======    ========   ========
88522NAA1....... $  8,588  $  8,448   $   140    $  8,448   $  8,323  12/31/2018
125439AA7.......   11,318    11,252        66      11,252     11,047  12/31/2018
07401EAE9.......   56,776    56,568       208      56,568     54,818  12/31/2018
94986QAA1.......   61,577    61,099       478      61,099     59,211  12/31/2018
17308FAA7.......    8,512     8,447        65       8,447      8,440  12/31/2018
45670BAL3.......   31,586    31,353       233      31,353     30,293  12/31/2018
02148BAA2.......   30,980    30,868       112      30,868     30,489  12/31/2018
                 --------  --------   -------    --------   --------

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


(in thousands)
                 Amortized
                   Cost                                                       Date of
                  Before                                                     Financial
                  Current  Present Value of            Amortized  Fair Value Statement
                  Period    Projected Cash  Recognized Cost After at Time of   Where
CUSIP              OTTI         Flows          OTTI       OTTI       OTTI    Reported
-----            --------- ---------------- ---------- ---------- ---------- ----------
92926UAF8....... $ 50,362  $        49,329   $ 1,033    $ 49,329   $ 49,459  12/31/2018
61748HLA7.......   20,943           20,289       654      20,289     19,045  12/31/2018
02660LAF7.......  249,880          248,330     1,550     248,330    245,826  12/31/2018
61745M4M2.......   31,210           30,827       383      30,827     30,029  12/31/2018
12628LAE0.......   16,163           15,997       166      15,997     15,030  12/31/2018
362290AM0.......    1,102            1,030        72       1,030      1,086  12/31/2018
12668BKA0.......   15,547           15,485        62      15,485     15,490  12/31/2018
65539CAW6.......   47,629           47,485       144      47,485     47,115  12/31/2018
61748HJY8.......    4,532            4,386       146       4,386      4,452  12/31/2018
94984GAD9.......    4,915            4,878        37       4,878      4,822  12/31/2018
07384YPN0.......    2,675            2,543       132       2,543      2,269  12/31/2018
17025TAR2.......    2,382            2,341        41       2,341      2,336  12/31/2018
59020UAY1.......    1,061            1,059         2       1,059        909  12/31/2018
94986DAA0.......    4,058            4,032        26       4,032      3,972  12/31/2018
949808BD0.......    4,133            4,111        22       4,111      3,875  12/31/2018
466247BE2.......    1,533            1,525         8       1,525      1,423  12/31/2018
5899296T0.......      438              436         2         436        366  12/31/2018
466247EC3.......    2,316            2,289        27       2,289      1,992  12/31/2018
12669DPR3.......      877              819        58         819        786  12/31/2018
45254NEJ2.......    1,403            1,397         6       1,397      1,384  12/31/2018
466247CP6.......    4,236            4,176        60       4,176      4,102  12/31/2018
92977TAE2.......    2,530            2,526         4       2,526      2,477  12/31/2018
05952GAE1.......   13,321           12,793       528      12,793     13,296  12/31/2018
36185NG87.......      230              228         2         228        209  12/31/2018
040104SN2.......    3,216            3,206        10       3,206      3,122  12/31/2018
07386HJT9.......    3,750            3,738        12       3,738      3,736  12/31/2018
93934FGB2.......    5,015            5,014         1       5,014      5,013  12/31/2018
65535VPY8.......   10,380            7,952     2,428       7,952     10,373  12/31/2018
362348AS3.......    4,836            4,478       358       4,478      4,834  12/31/2018
88156EAD8.......    6,809            6,539       270       6,539      6,713  12/31/2018
655378AH0.......   12,173           11,700       473      11,700     11,996  12/31/2018
073879BB3.......    1,945            1,559       386       1,559      1,595  12/31/2018
466247WT6.......    8,393            8,375        18       8,375      8,349  12/31/2018
94983JAG7.......    7,771            7,582       189       7,582      7,674  12/31/2018
12559QAG7.......   78,613           77,943       670      77,943     75,565  12/31/2018
46630GBD6.......   11,258           11,219        39      11,219     10,978  12/31/2018
94983TAE0.......    6,089            6,033        56       6,033      5,979  12/31/2018
94979UAM5.......      896              742       154         742        518  12/31/2018
74160MGT3.......    1,446              798       648         798      1,338  12/31/2018
94983YAK5.......    2,233            2,204        29       2,204      2,227  12/31/2018
073852AB1.......    9,012            6,054     2,958       6,054      8,882  12/31/2018
126694JS8.......    2,700            2,685        15       2,685      2,698  12/31/2018
12667FM77.......    7,980            7,939        41       7,939      7,853  12/31/2018
12667FUZ6.......    4,010            3,975        35       3,975      3,997  12/31/2018
693680BG4.......    1,865            1,851        14       1,851      1,749  12/31/2018
07384YPN0.......    1,824            1,733        91       1,733      1,543  12/31/2018
466247GJ6.......    2,702            2,528       174       2,528      2,084  12/31/2018
25702@AA4.......    3,540              898     2,642         898        898  12/31/2018
25702@AB2.......    3,540              898     2,642         898        898  12/31/2018
                 --------  ---------------   -------    --------   --------
Quarterly Total  $894,809  $       873,989   $20,820    $873,989   $864,983
                 ========  ===============   =======    ========   ========
                            Year-end total   $46,637
                                             =======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Structured Notes

The following table presents the structured notes held by the Company at December 31, 2018:

             (in thousands)
                                                    Book/Adjusted
             CUSIP           Actual Cost Fair Value Carrying Value
             -----           ----------- ---------- --------------
               03350FAA4....   $ 2,601    $ 2,303      $ 2,600
               039483BC5....    24,278     26,529       24,007
               054536AC1....       400        394          400
               05565AAB9....    15,941     16,320       15,943
               05954TAJ0....    10,430     10,154       10,031
               05968DAA8....    18,500     19,425       18,500
               06051GGG8....    19,082     18,260       19,080
               06051GGM5....     3,632      3,510        3,634
               06051GGR4....    12,178     11,854       12,195
               06051GHA0....    98,682     93,525       98,723
               06051GHD4....     3,133      2,946        3,134
               064058AB6....    20,000     17,219       20,000
               06738CAG4....    53,546     87,098       54,528
               06738EBD6....    13,962     13,498       13,964
               111021AE1....    42,445     50,042       40,630
               13643EAA3....     5,344      5,576        5,165
               172967LJ8....    12,184     10,910       12,176
               172967LS8....    43,000     40,101       43,000
               172967LU3....    20,000     17,865       20,000
               21987DAB0....     1,498      1,496        1,498
               225401AF5....    16,005     15,118       16,013
               23311PAA8....     6,892      6,227        6,894
               25156PAC7....    77,328     86,455       75,639
               35177PAL1....    66,489     70,209       62,371
               38141GWV2....     7,000      6,535        7,000
               38148YAA6....    12,847     12,320       12,868
               404280BK4....     7,174      7,128        7,170
               404280BT5....     5,069      4,956        5,066
               46625HRY8....     1,423      1,427        1,423
               46647PAF3....     1,983      1,993        1,985
               46647PAJ5....     4,000      3,633        4,000
               46647PAK2....    29,000     25,954       29,000
               46647PAL0....    63,570     57,978       63,586
               46647PAN6....    17,805     17,541       17,817
               539439AQ2....    25,000     22,238       25,000
               59156RAP3....       443        451          443
               59156RBF4....    17,031     17,742       17,536
               60687YAT6....    22,758     23,229       22,760
               61744YAK4....     1,901      1,891        1,905
               61744YAP3....    23,058     22,833       23,092
               636792AB9....    10,500     10,430       10,500
               693475AK1....     6,399      6,503        6,399
               726503AE5....     5,521      4,791        5,523
               744320AM4....    13,299     13,025       13,301
               780097AH4....    20,289     50,982       22,798
               780097BG5....    24,000     22,909       24,000
               80281LAG0....     1,800      1,627        1,800
               80928HAA1....    11,280     11,196       11,280
               82669GAS3....    27,600     28,177       27,600
                               -------    -------      -------

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

             (in thousands)
                                                    Book/Adjusted
             CUSIP           Actual Cost Fair Value Carrying Value
             -----           ----------- ---------- --------------
               853254BM1....  $  2,765   $    2,737    $  2,765
               912810FH6....     1,013        1,409       1,206
               984121CQ4....     3,132        3,166       3,134
               98417EAR1....    22,025       19,338      21,978
               98417EAT7....     3,396        3,489       3,449
               G2214RAE1....     2,214        2,153       2,180
               M88269TJ0....     3,052        1,069       1,306
                              --------   ----------    --------
               Total          $985,897   $1,037,884    $979,995
                              ========   ==========    ========

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

                           Supplemental Information

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

                                                                             December 31,
(in millions)                                                                    2018
-------------                                                                ------------
Investment income earned:
   Government bonds.........................................................   $    55
   Bonds exempt from U.S. tax...............................................        --
   Other bonds (unaffiliated)...............................................     4,843
   Bonds of affiliates......................................................        (2)
   Preferred stocks (unaffiliated)..........................................        13
   Common stocks (unaffiliated).............................................         5
   Common stocks of affiliates..............................................        --
   Cash and short-term investments..........................................        29
   Mortgage loans...........................................................       801
   Real estate..............................................................        50
   Contract loans...........................................................        82
   Other invested assets....................................................       395
   Derivative instruments...................................................       210
   Miscellaneous income.....................................................         7
                                                                               -------
Gross investment income.....................................................   $ 6,488
                                                                               =======
Real estate owned - book value less encumbrances............................   $   197
                                                                               =======
Mortgage loans - book value:
   Commercial mortgages.....................................................   $17,325
   Residential mortgages....................................................     1,661
   Mezzanine loans..........................................................       114
                                                                               -------
Total mortgage loans........................................................   $19,100
                                                                               =======
Mortgage loans by standing - book value:
   Good standing............................................................   $18,930
   Good standing with restructured terms....................................       169
   Interest overdue more than 90 days, not in foreclosure...................         1
                                                                               -------
Total mortgage loans........................................................   $19,100
                                                                               =======
Partnerships - statement value..............................................   $ 4,224
                                                                               =======
Bonds and stocks of parents, subsidiaries and affiliates - statement value:
   Bonds....................................................................   $    --
   Common stocks............................................................       123
                                                                               =======
Bonds and short-term investments by class and maturity:
   Bonds and short-term investments by maturity - statement value:
       Due within one year or less..........................................   $ 6,685
       Over 1 year through 5 years..........................................    24,267
       Over 5 years through 10 years........................................    22,732
       Over 10 years through 20 years.......................................    14,716
       Over 20 years........................................................    26,613
                                                                               -------
   Total maturity...........................................................   $95,013
                                                                               =======
   Bonds and short-term investments by class - statement value:
       Class 1..............................................................   $54,946
       Class 2..............................................................    34,005
       Class 3..............................................................     3,043
       Class 4..............................................................     2,153
       Class 5..............................................................       711
       Class 6..............................................................       155
                                                                               -------
   Total by class...........................................................   $95,013
                                                                               =======
   Total bonds and short-term investments publicly traded...................   $59,010
   Total bonds and short-term investments privately placed..................    36,003
                                                                               =======
   Preferred stocks - statement value.......................................   $   303
   Common stocks - market value.............................................       326
   Short-term investments - book value......................................       319
   Options, caps and floors owned - statement value.........................       478
   Collar, swap and forward agreements open - statement value...............       959
   Futures contracts open - current value...................................       (12)
   Cash on deposit..........................................................     1,102
                                                                               =======

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

                                                                 December 31,
   (in millions)                                                     2018
   -------------                                                 ------------
   Life insurance in-force:
      Industrial................................................  $      808
      Ordinary..................................................      74,696
      Group.....................................................       4,317
   Amount of accidental death insurance in-force under ordinary
     policies...................................................   5,342,532
   Life insurance policies with disability provisions in-force:
      Industrial................................................         217
      Ordinary..................................................      35,918
      Group life................................................          41
   Supplementary contracts in-force:
      Ordinary - not involving life contingencies:
          Amount on deposit.....................................         798
          Income payable........................................          97
      Ordinary - involving life contingencies:
          Amount on deposit.....................................         229
          Income payable........................................          77
      Group - not involving life contingencies:
          Amount on deposit.....................................           2
                                                                  ==========
   Annuities:
      Ordinary:
          Immediate - amount of income payable..................  $    1,366
          Deferred, fully paid - account balance................      47,341
          Deferred, not fully paid - account balance............      29,333
      Group:
          Amount of income payable..............................         394
          Fully paid - account balance..........................         636
          Not fully paid - account balance......................      20,347
                                                                  ==========
   Accident and health insurance - premiums in-force:
      Other.....................................................  $      105
      Group.....................................................           2
      Credit....................................................          --
                                                                  ==========
   Deposit funds and dividend accumulations:
      Deposit funds - account balance...........................  $    6,514
      Dividend accumulations - account balance..................         591
                                                                  ==========
   Claim payments in 2018:
      Group accident & health:
          2018..................................................  $      146
          2017..................................................       3,611
          2016..................................................       2,896
          2015..................................................       1,669
          2014..................................................         558
          Prior.................................................       7,157
      Other accident & health:
          2018..................................................     (22,664)
          2017..................................................     (12,607)
          2016..................................................      (7,122)
          2015..................................................      (2,914)
          2014..................................................      (2,047)
          Prior.................................................      (4,627)
                                                                  ==========

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
DECEMBER 31, 2018
(in millions)

1. The Company's total admitted assets as of December 31, 2018 are $176.8 billion.

The Company's total admitted assets, excluding separate accounts, as of December 31, 2018 are $127.2 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

                                                                  Percentage
                                                                   of Total
                                                                   Admitted
              Issuer            Description of Exposure    Amount   Assets
   -   ---------------------- ---------------------------- ------ ----------
   a.  Ambrose 2013-5         BONDS                        $1,230    1.00%
   b.  Ambrose 2013-3         BONDS                         1,122    0.90
   c.  L Street II LLC        BONDS                           958    0.80
   d.  JPMORGAN               BONDS                           866    0.70
   e.  Ambrose 2013-2         BONDS                           816    0.60
   f.  SUNAMERICA INVESTMENT
         INC.                 OIA PSA                         683    0.50
   g.  MORGAN STANLEY         BONDS                           638    0.50
   h.  WELLS FARGO            BONDS                           601    0.50
   i.  CITIGROUP              BONDS                           598    0.50
   j.  Varagon                BONDS/OTHER INVESTED ASSETS     598    0.50

3. The Company's total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

           Bonds and Short-Term Investments        Preferred Stocks
           --------------------------------   -------------------------
                                  Percentage                  Percentage
                                   of Total                    of Total
                                   Admitted     NAIC           Admitted
           NAIC Rating   Amount     Assets     Rating  Amount   Assets
           -----------   -------  ----------  -------- ------ ----------
            NAIC - 1.... $54,946    43.20%    P/RP - 1  $107     0.10%
            NAIC - 2....  34,005    26.70     P/RP - 2   113     0.10
            NAIC - 3....   3,043     2.40     P/RP - 3    --       --
            NAIC - 4....   2,153     1.70     P/RP - 4    --       --
            NAIC - 5....     711     0.60     P/RP - 5    83     0.10
            NAIC - 6....     155     0.10     P/RP - 6    --       --

4. Assets held in foreign investments:

                                                                              Percentage
                                                                              of Total
                                                                              Admitted
                                                                     Amount    Assets
                                                                     -------- ----------
a.  Total admitted assets held in foreign investments............... $26,697   21.00%
b.  Foreign currency denominated investments........................   7,038     5.50
c.  Insurance liabilities denominated in that same foreign currency.      --       --

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

                                                          Percentage
                                                          of Total
                                                          Admitted
                                                 Amount    Assets
                                                 -------- ----------
          a.  Countries rated NAIC - 1.......... $23,446   18.40%
          b.  Countries rated NAIC - 2..........   2,130     1.70
          c.  Countries rated NAIC - 3 or below.   1,120     0.90

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
DECEMBER 31, 2018
(in millions)

6. Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:

                                                            Percentage
                                                             of Total
                                                             Admitted
                                                     Amount   Assets
                                                     ------ ----------
          a.   Countries rated NAIC - 1
                  Country 1: United Kingdom          $7,799    6.10%
                  Country 2: Australia                2,014    1.60
          b.   Countries rated NAIC - 2
                  Country 1: Mexico                     483    0.40
                  Country 2: Colombia                   276    0.20
          c.   Countries rated NAIC - 3 or below
                  Country 1: Brazil                     456    0.40
                  Country 2: Guernsey, States of        153    0.10

7. Aggregate unhedged foreign currency exposure:

                                                             Percentage
                                                              of Total
                                                              Admitted
                                                      Amount   Assets
                                                      ------ ----------
        Aggregate unhedged foreign currency exposure. $7,038    5.50%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

                                                          Percentage
                                                           of Total
                                                           Admitted
                                                  Amount    Assets
                                                  ------- ----------
           a.  Countries rated NAIC - 1           $6,971     5.50%
           b.  Countries rated NAIC - 2                5       --
           c.  Countries rated NAIC - 3 or below      61       --

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:

                                                            Percentage
                                                             of Total
                                                             Admitted
                                                     Amount   Assets
                                                     ------ ----------
          a.   Countries rated NAIC - 1
                  Country 1: United Kingdom          $3,890    3.10%
                  Country 2: Ireland                    979    0.80
          b.   Countries rated NAIC - 2
                  Country 1: Peru                         3      --
                  Country 2: Mexico                       2      --
          c.   Countries rated NAIC - 3 or below
                  Country 1: Guernsey, States of         51      --
                  Country 2: Turkey                       5      --

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
DECEMBER 31, 2018
(in millions)

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

                                                                                      Percentage
                                                                                       of Total
                                                                                       Admitted
                                                                  NAIC Rating  Amount   Assets
                                                                  -----------  ------ ----------
                                                                  COMMERCIAL
                                                                  MORTGAGE
a.  BAILEY ACQUISITIONS LIMITED.................................. LOAN          $373     0.30%
b.  Intrepid Mines Limited....................................... NAIC 1         340     0.30
                                                                  COMMERCIAL
                                                                  MORTGAGE
c.  DK Resi Holdco I ApS......................................... LOAN           307     0.20
                                                                  COMMERCIAL
                                                                  MORTGAGE
d.  Downing Students (Exeter) Limited Partnership Incorporated... LOAN           282     0.20
                                                                  COMMERCIAL
                                                                  MORTGAGE
e.  GS LONDON PORTFOLIO II UNIT TRUST............................ LOAN           264     0.20
f.  AstraZeneca PLC.............................................. NAIC 1         253     0.20
                                                                  COMMERCIAL
                                                                  MORTGAGE
g.  Atlantic Estates Limited..................................... LOAN           253     0.20
h.  Anheuser-Busch InBev Worldwide Inc........................... NAIC 1         249     0.20
                                                                  COMMERCIAL
                                                                  MORTGAGE
i.  The Blanchardstown Fund, a sub fund of BRE Ireland Retail Fu. LOAN           245     0.20
                                                                  COMMERCIAL
                                                                  MORTGAGE
j.  Divanyx Investments Limited.................................. LOAN           243     0.20

11. Assets held in Canadian investments are less than 2.5% of the reporting entity's total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company's total admitted assets.

13. The Company's admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

                                                             Percentage
                                                              of Total
                                                              Admitted
                                                      Amount   Assets
                                                      ------ ----------
         a.  SUNAMERICA AFFORDABLE HOUSING LLC.......  $683     0.50%
         b.  AIGGRE U.S. Real Estate Fund II LP......   445     0.30
         c.  FEDERAL HOME LOAN BANK OF DALLAS........   138     0.10
         d.  Metropark Investor LLC..................   133     0.10
         e.  Marina..................................   128     0.10
         f.  AIGGRE U.S. Real Estate Fund I LP.......   113     0.10
         g.  Think Investments Fund LP...............   103     0.10
         h.  CENTAUR FUNDING CORPORATION.............   102     0.10
         i.  CADIAN FUND LP..........................    93     0.10
         j.  AIGGRE Europe Real Estate Fund I S.C.SP.    90     0.10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
DECEMBER 31, 2018
(in millions)

14. Assets held in nonaffiliated, privately placed equities:

                                                                                        Percentage
                                                                                         of Total
                                                                                         Admitted
                                                                                 Amount   Assets
                                                                                 ------ ----------
Aggregate statement value of investment held in nonaffiliated, privately placed
  equities:..................................................................... $2,398    1.90%
Largest three investments held in nonaffiliated, privately placed equities:
a.   Marina..................................................................... $  128    0.10
b.   Think Investments Fund LP..................................................    103    0.10
c.   CADIAN FUND LP.............................................................     93    0.10

15. Assets held in general partnership interests are less than 2.5 percent of the Company's total admitted assets.

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

                                                                 Percentage
                                                                  of Total
                                                                  Admitted
                                                          Amount   Assets
                                                          ------ ----------
     a.  COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY    $366     0.30%
     b.  COMMERCIAL MORTGAGE LOAN, Loan No. 5555094, GBR    328     0.30
     c.  COMMERCIAL MORTGAGE LOAN, Loan No. 5555147, DK     294     0.20
     d.  COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR    266     0.20
     e.  COMMERCIAL MORTGAGE LOAN, Loan No. 8002507, NY     258     0.20
     f.  COMMERCIAL MORTGAGE LOAN, Loan No. 5555161, GBR    255     0.20
     g.  COMMERCIAL MORTGAGE LOAN, Loan No. 5555093, IR     247     0.20
     h.  COMMERCIAL MORTGAGE LOAN, Loan No. 8002372, NY     221     0.20
     i.  COMMERCIAL MORTGAGE LOAN, Loan No. 5555138, GBR    219     0.20
     j.  COMMERCIAL MORTGAGE LOAN, Loan No. 8002457, NY     214     0.20

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

                                                               Percentage
                                                                of Total
                                                                Admitted
                                                        Amount   Assets
                                                        ------ ----------
      a.  Construction loans                             $235     0.20%
      b.  Mortgage loans over 90 days past due             --       --
      c.  Mortgage loans in the process of foreclosure     --       --
      d.  Mortgage loans foreclosed                        --       --
      e.  Restructured mortgage loans                     169     0.10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
DECEMBER 31, 2018
(in millions)

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

                        Residential        Commercial       Agricultural
                     ----------------  -----------------  ----------------
                            Percentage         Percentage        Percentage
                             of Total           of Total          of Total
                             Admitted           Admitted          Admitted
     Loan-to-Value   Amount   Assets   Amount    Assets   Amount   Assets
     -------------   ------ ---------- ------- ---------- ------ ----------
     a.  above 95%..  $ --       --%   $     6      --%    $--       --%
     b.  91% to 95%.    11       --         --      --      --       --
     c.  81% to 90%.   512     0.40         84    0.10      --       --
     d.  71% to 80%.   694     0.50        513    0.40      --       --
     e.  below 70%..   443     0.30     16,665   13.10      --       --

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than
2.5 percent of the Company's total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company's total admitted assets.

20. The Company's total admitted assets subject to the following types of agreements as of the following dates:

                                                                 Unaudited At End of Each Quarter
                                                                 --------------------------------
                                                                   1st        2nd        3rd
                                                  At Year-End    Quarter    Quarter    Quarter
                                               ----------------  -------    -------    -------
                                                      Percentage
                                                       of Total
                                                       Admitted
                                               Amount   Assets   Amount     Amount     Amount
                                               ------ ---------- -------    -------    -------
a.  Securities lending (do not include assets.
    held as collateral for such transactions).  $447     0.40%   $2,245     $1,254      $717
b.  Repurchase agreements.....................   129     0.10       128        110       242
c.  Reverse repurchase agreements.............    --       --        --         --        --
d.  Dollar repurchase agreements..............    --       --        --         --        --
e.  Dollar reverse repurchase agreements......    --       --        --         --        --

21. The Company's potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

                                        Owned            Written
                                  ----------------  ----------------
                                         Percentage        Percentage
                                          of Total          of Total
                                          Admitted          Admitted
                                  Amount   Assets   Amount   Assets
                                  ------ ---------- ------ ----------
           a.  Hedging...........  $--       --%     $--       --%
           b.  Income generation.   --       --       --       --
           c.  Other.............   --       --       --       --

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
DECEMBER 31, 2018
(in millions)

22. The Company's potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

                                                 Unaudited At End of Each Quarter
                                                 --------------------------------
                                                   1st        2nd        3rd
                                  At Year-End    Quarter    Quarter    Quarter
                               ----------------  -------    -------    -------
                                      Percentage
                                       of Total
                                       Admitted
                               Amount   Assets   Amount     Amount     Amount
                               ------ ---------- -------    -------    -------
        a.  Hedging...........  $461     0.40%    $447       $425       $415
        b.  Income generation.    --       --       --         --         --
        c.  Replications......    --       --       --         --         --
        d.  Other.............    --       --       --         --         --

23. The Company's potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

                                                 Unaudited At End of Each Quarter
                                                 --------------------------------
                                                   1st        2nd        3rd
                                  At Year-End    Quarter    Quarter    Quarter
                               ----------------  -------    -------    -------
                                      Percentage
                                       of Total
                                       Admitted
                               Amount   Assets   Amount     Amount     Amount
                               ------ ---------- -------    -------    -------
        a.  Hedging...........  $--       --%     $167       $146        $--
        b.  Income generation.   --       --        --         --         --
        c.  Replications......   --       --        --         --         --
        d.  Other.............   --       --        --         --         --

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE
DECEMBER 31, 2018

                                                                       Gross Investment  Admitted Assets as Reported in the Annual
                                                                           Holdings                    Statement
(in millions)                                                         -----------------  ----------------------------------------
                                                                                                  Securities
                                                                                                   Lending
                                                                                                  Reinvested
                                                                                                  Collateral  Total
Investment Categories                                                 Amount  Percentage Amount     Amount    Amount   Percentage
---------------------                                                 ------- ---------- -------  ----------  -------  ----------
Bonds:
   U.S. treasury securities.......................................... $   729     0.6%   $   729     $--      $   729      0.6%
   U.S. government agency obligations (excluding mortgage-
     backed securities):
       Issued by U.S. government agencies............................      --      --         --      --           --       --
       Issued by U.S. government sponsored agencies..................     219     0.2        219      --          219      0.2

   Non-U.S. government (including Canada, excluding
     mortgage- backed securities)....................................   3,025     2.4      3,025      --        3,025      2.4

   Securities issued by states, territories and possessions and political subdivisions in the U.S.:
       States, territories and possessions general obligations.......     304     0.2        304      --          304      0.2
       Political subdivisions of states, territories and
         possessions and political subdivisions general
         obligations.................................................     331     0.3        331      --          331      0.3
       Revenue and assessment obligations............................   2,634     2.1      2,634      --        2,634      2.1
       Industrial development and similar obligations................      77     0.1         77      --           77      0.1

   Mortgage-backed securities (includes residential and
     commercial MBS):
       Pass-through securities:
          Issued or guaranteed by GNMA...............................      43      --         43      --           43       --
          Issued or guaranteed by FNMA and FHLMC.....................   2,357     1.9      2,357      --        2,357      1.9
              All other..............................................   3,468     2.8      3,468      --        3,468      2.8
       CMOs and REMICs:
          Issued or guaranteed by GNMA, FNMA, FHLMC
            or VA....................................................   4,407     3.6      4,407      --        4,407      3.6
          Issued by non-U.S. Government issuers and
            collateralized by mortgage-based securities
            issued or guaranteed by agencies shown in Line
            1.521....................................................      --      --         --      --           --       --
              All other..............................................   7,722     6.2      7,722      --        7,722      6.2

   Other debt and other fixed income securities (excluding short-
     term):
       Unaffiliated domestic securities (includes credit tenant
         loans and hybrid securities)................................  48,119    38.9     48,119      --       48,119     38.9
       Unaffiliated non-U.S. securities (including Canada)...........  21,258    17.2     21,258      --       21,258     17.2
       Affiliated securities.........................................      --      --         --      --           --       --

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE (Continued)
DECEMBER 31, 2018

                                                                  Gross Investment   Admitted Assets as Reported in the Annual
                                                                      Holdings                      Statement
(in millions)                                                    ------------------  --------------------------------------
                                                                                                Securities
                                                                                                 Lending
                                                                                                Reinvested
                                                                                                Collateral  Total
Investment Categories                                             Amount  Percentage  Amount      Amount    Amount  Percentage
---------------------                                            -------- ---------- --------   ---------- -------- ----------
Equity interests:
   Investments in mutual funds.................................. $     41     --%    $     41      $ --    $     41     --%
   Preferred stocks:
       Affiliated...............................................       --     --           --        --          --     --
       Unaffiliated.............................................      303    0.2          303        --         303    0.2
   Publicly traded equity securities (excluding preferred
     stocks):
       Affiliated...............................................      109    0.1          109        --         109    0.1
       Unaffiliated.............................................      159    0.1          159        --         159    0.1
   Other equity securities:
       Affiliated...............................................       --     --           --        --          --     --
       Unaffiliated.............................................        3     --            3        --           3     --
   Other equity interests including tangible personal property under lease:
       Affiliated...............................................       --     --           --        --          --     --
       Unaffiliated.............................................       --     --           --        --          --     --
Mortgage loans:
   Construction and land development............................    1,224    1.0        1,224        --       1,224    1.0
   Agricultural.................................................       --     --           --        --          --     --
   Single family residential properties.........................    1,661    1.3        1,661        --       1,661    1.3
   Multifamily residential properties...........................    4,786    4.0        4,786        --       4,786    4.0
   Commercial loans.............................................   11,143    9.0       11,143        --      11,143    9.0
   Mezzanine real estate loans..................................      114    0.1          114        --         114    0.1
Real estate investments:
   Property occupied by company.................................       53     --           53        --          53     --
   Property held for production of income (includes
     $2 million of property acquired in satisfaction of
     debt)......................................................      111    0.1          111        --         111    0.1
   Property held for sale (includes $34 million of property
     acquired in satisfaction of debt)..........................       33     --           33        --          33     --
Contract loans..................................................    1,307    1.1        1,307        --       1,307    1.1
Derivatives.....................................................    1,635    1.3        1,635        --       1,635    1.3
Receivables for securities......................................      138    0.1          138        --         138    0.1
Securities lending reinvested collateral assets.................      352    0.3          352       XXX         XXX    XXX
Cash, cash equivalents and short-term investments...............    1,547    1.3        1,547       352       1,899    1.5
Other invested assets...........................................    4,246    3.4        4,246        --       4,246    3.4
                                                                 --------    ---     --------      ----    --------    ---
Total invested assets........................................... $123,658    100%    $123,658      $352    $123,658    100%
                                                                 ========    ===     ========      ====    ========    ===

                          PART C -- OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


(a)  Financial Statements

The following financial statements are included in Part B of this Registration
Statement:

      - The Audited Financial Statements of Variable Annuity Account Five of American General Life Insurance Company as of December 31, 2018 and for each of the two years in the period ended December 31, 2018.

      - The Audited Statutory Financial Statements of American General Life Insurance Company as of December 31, 2018 and December 31, 2017 and for each of the three years in the period ended December 31, 2018.


(b)  Exhibits



(1)    Resolutions Establishing Separate Account....................................................... 2
(2)    Custody Agreements.............................................................................. 2
(3)    (a)  Distribution Contract...................................................................... 28
       (b)  Selling Agreement.......................................................................... 22
(4)    (a)  Variable Annuity Contract.................................................................. 13
       (b)  Optional Death Benefit Enhancement Endorsement............................................. 6
       (c)  Guaranteed Minimum Account Value Endorsement............................................... 7
       (d)  Guaranteed Minimum Withdrawal Benefit Endorsement.......................................... 8
       (e)  Death Benefit Endorsement.................................................................. 9
       (f)  Purchase Payment Accumulation Optional Death Benefit Endorsement........................... 9
       (g)  Maximum Anniversary Value Optional Death Benefit Endorsement............................... 9
       (h)  Nursing Home Waiver Endorsement............................................................ 9
       (i)  Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary Value
            Endorsement................................................................................ 11
       (j)  Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary Value
            Endorsement................................................................................ 12
       (k)  Optional Guaranteed Minimum Withdrawal Benefit For One Life/For Two Lives
            Endorsement................................................................................ 12
       (l)  Optional Guaranteed Minimum Withdrawal Benefit Endorsement................................. 14
       (m)  Optional Guaranteed Minimum Withdrawal Benefit Endorsement................................. 16
       (n)  Optional Guaranteed Living Benefit Endorsement............................................. 17
       (o)  Optional Guaranteed Living Benefit Endorsement............................................. 19
       (p)  Optional Guaranteed Living Benefit Endorsement............................................. 19
       (q)  Return of Purchase Payment Death Benefit Endorsement....................................... 19
       (r)  Maximum Anniversary Value Optional Death Benefit Endorsement............................... 19
       (s)  Optional Death Benefit Endorsement......................................................... 19
       (t)  Extended Legacy Program Guide.............................................................. 20
       (u)  Dollar Cost Averaging Endorsement.......................................................... 3
       (v)  Merger Endorsement......................................................................... 22
       (w)  AGL Optional Guaranteed Living Benefit Extension Data Page Endorsement
            (ASE-6231E (8/13))......................................................................... 24
       (x)  AGL Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary Value
            Extension Endorsement (ASE-6217E (8/13))................................................... 27
       (y)  AGL Optional Guaranteed Minimum Withdrawal Benefit For Two Live Extension
            Endorsement (AGE-6218E (9/15))............................................................. 27
       (z)  AGL Extended Legacy Program Guide (EXTLEGGEN.8 Rev. 7.15).................................. 26
(5)    (a)  Application for Contract................................................................... 5
       (b)  Participant Enrollment Form................................................................ 3
(6)    Corporate Documents of Depositor
       (a)  Amended and Restated Articles of Incorporation of American General Life Insurance
            Company, effective December 31, 1991....................................................... 1
       (b)  Amendment to the Amended and Restated Articles of Incorporation of American General Life
            Insurance Company, effective July 13, 1995................................................. 4
       (c)  By-Laws of American General Life Insurance Company, restated as of June 8, 2005............ 10
(7)    Reinsurance Contract............................................................................ Not Applicable




(8)      Material Contracts
         (a)  American Funds Insurance Series and SunAmerica Series Trust Master-Feeder Fund
              Participation Agreement............................................................. 15
         (b)  Fidelity Variable Insurance Products Trust Fund Participation Agreement............. 18
         (c)  T. Rowe Price Equity Series, Inc. Fund Participation Agreement...................... 18
         (d)  Seasons Series Trust Fund Participation Agreement................................... 21
         (e)  SunAmerica Series Trust Fund Participation Agreement................................ 21
         (f)  Letters of Consent to the Assignment of the Fund Participation Agreement............ 22
(9)      Opinion of Counsel and Consent of Depositor.............................................. 23
(10)     Consent.................................................................................. Filed Herewith
(11)     Financial Statements Omitted from Item 23................................................ Not Applicable
(12)     Initial Capitalization Agreement......................................................... Not Applicable
(13)     Other
         (a)  Power of Attorney -- American General Life Insurance Company Directors.............. 28
         (b)  Notice of Termination of Support Agreement.......................................... 20
         (c)  Capital Maintenance Agreement of American International Group, Inc.................. 20
         (d)  Amended and Restated Unconditional Capital Maintenance Agreement between American
              International Group, Inc. and American General Life Insurance Company............... 24
         (e)  Specimen Agreement and Plan of Merger............................................... 22
         (f)  CMA Termination Agreement........................................................... 25

--------
1 Incorporated by reference to Initial Registration Statement, File No.
  033-43390 of American General Life Insurance Company Separate Account D, filed on October 16, 1991.

2 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
  1, File Nos. 333-08859 and 811-07727, filed on March 11, 1997, Accession No. 0000912057-97-008516.

3 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No.
  3, File Nos. 333-08859 and 811-07727, filed on July 27, 1998, Accession No. 0001047469-98-028410.

4 Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6
  Registration Statement, File No. 333-53909, of American General Life Insurance Company Separate Account VL-R, filed on August 19, 1998, Accession No. 0000899243-98-001661.

5 Incorporated by reference to Post-Effective Amendment No. 9, File No.
  333-08877, filed on September 25, 2000, Accession No. 0000912057-00-042501.

6 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
  1, File Nos. 333-65118 and 811-03859, filed on September 28, 2001, Accession No. 0000950148-01-501929.

7 Incorporated by reference to Post-Effective Amendment No. 10 and Amendment
  No. 12, File Nos. 333-58234 and 811-03859, filed on April 16, 2004,
  Accession No. 0000950148-04-000752.

8 Incorporated by reference to Post-Effective Amendment No. 25 and Amendment
  No. 26, File Nos. 333-08859 and 811-07727, filed on May 21, 2004, Accession
  No. 0000950148-04-000953.

9 Incorporated by reference Post-Effective Amendment No. 26 and Amendment No.
  27, File Nos. 333-08859 and 811-07727, filed on July 20, 2004, Accession No. 0000950129-04-005000.

10 Incorporated by reference to Post-Effective Amendment No. 11 and Amendment
  No. 46, File Nos. 333-43264 and 811-08561, of American General Life Insurance Company Separate Account VL-R, filed on August 12, 2005, Accession No. 0001193125-05-165474.

11 Incorporated by reference to Post-Effective Amendment No. 20 and Amendment
  No. 22, File Nos. 333-58234 and 811-03859, filed on September 20, 2005,
  Accession No. 0000950129-05-009343.

12 Incorporated by reference to Post-Effective Amendment No. 32 and Amendment
  No. 33, File Nos. 333-08859 and 811-07727, filed on May 1, 2006, Accession No. 0000950129-06-004661.

13 Incorporated by reference to Initial Registration Statement, File Nos.
  333-134870 and 811-07727, filed on June 8, 2006, Accession No.
  0000950129-06-006136.

14 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment
  No. 2, File Nos. 333-137860 and 811-07727, filed on February 13, 2007,
  Accession No. 0000950148-07-000035.

15 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment
  No. 3, File Nos. 333-137892 and 811-03892, filed on April 26, 2007,
  Accession No. 0000950148-07-000101.

16 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment
  No. 5, File Nos. 333-137860 and 811-07727, filed on February 4, 2008,
  Accession No. 0000950137-08-001536.

17 Incorporated by reference to Post-Effective Amendment No. 5 and Amendment
  No. 6, File Nos. 333-137860 and 811-07727, filed on April 29, 2008,
  Accession No. 0000950124-08-002120.

18 Incorporated by reference to Post-Effective Amendment No. 6 and Amendment
  No. 7, File Nos. 333-137860 and 811-07727, filed on August 25, 2008,
  Accession No. 0000950137-08-011050.

19 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
  1, File Nos. 333-157199 and 811-03859, filed on April 27, 2009, Accession
  No. 0000950148-09-000059.

20 Incorporated by reference to Post-Effective Amendment No. 17 and Amendment
  No. 18, File Nos. 333-137867 and 811-03859, filed on April 27, 2011,
  Accession No. 0000950123-11-040070.

21 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment
  No. 5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012,
  Accessions No. 0000950123-12-010016.

22 Incorporated by reference to Initial Registration Statement, File Nos.
  333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.

23 Incorporated by reference to Initial Registration Statement, File Nos.
  333-185793 and 811-07727, filed on January 2, 2013, Accession No. 0000950123-12-014451.

24 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment
  No. 3, File Nos. 333-185778 and 811-03859 filed on April 30, 2014, Accession No. 0000950123-14-004617.

25 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment
  No. 4, File Nos. 333-185778 and 811-03859, filed on April 28, 2015,
  Accession No. 0001193125-15-153025.

26 Incorporated by reference to Post-Effective Amendment No. 7 and Amendment
  No. 7, File Nos. 333-185762 and 811-03859, filed on April 29, 2016,
  Accession No. 0001193125-16-568243.

27 Incorporated by reference to Post-Effective Amendment No. 6 and Amendment
  No. 6, File Nos. 333-185778 and 811-03859, filed on April 29, 2016,
  Accession No. 0001193125-16-568418.


28 Incorporated by reference to Post-Effective Amendment No. 20 and Amendment
  No. 20, File Nos. 333-185762 and 811-03859, filed on April 25, 2019.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.



NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR
--------------------------------------------------
Kevin T. Hogan(3)                                  Director, Chairman of the Board, Chief Executive Officer, and
                                                   President
Katherine A. Anderson                              Director, Senior Vice President and Chief Risk Officer
Don W. Cummings(3)                                 Director, Senior Vice President and Controller
Thomas J. Diemer                                   Director, Executive Vice President and Chief Financial Officer
Jana W. Greer(1)                                   Director and Chief Executive Officer, Individual Retirement
Michael P. Harwood                                 Director, Senior Vice President, Chief Actuary and Corporate
                                                   Illustration Actuary
Stephen A. Maginn(1)                               Director, Senior Vice President and Chief Distribution Officer
Jonathan J. Novak(5)                               Director and President, Institutional Markets
Rodney E. Rishel                                   Director and President, Life Insurance
Craig A. Sabal(6)                                  Director, Senior Vice President and Chief Investment Officer
Todd P. Solash(1)                                  President, Individual Retirement
James Bracken(3)                                   Executive Vice President, Head of Legacy Portfolio
Evelyn Curran                                      Executive Vice President
Gabriel A. Lopez(1)                                Senior Vice President, Individual Retirement Operations
Bryan A. Pinsky(1)                                 Senior Vice President, Individual Retirement Products
Sabyasachi Ray(3)                                  Senior Vice President and Chief Operating Officer
Christine A. Nixon(1)                              Senior Vice President
Axel P. Andre(5)                                   Senior Vice President, Market Risk Management
Christopher V. Muchmore(1)                         Senior Vice President, Market Risk Management
Kyle L. Jennings                                   Senior Vice President and Chief Compliance Officer
William C. Kolbert(4)                              Senior Vice President and Business Information Officer
Sai P. Raman(4)                                    Senior Vice President, Institutional Markets
Timothy M. Heslin                                  Senior Vice President and Chief Life Product and Underwriting
                                                   Officer
Craig A. Anderson                                  Senior Vice President and Life Controller
Justin J.W. Caulfield(3)                           Vice President and Treasurer
Mallary L. Reznik(1)                               Vice President, General Counsel and Assistant Secretary
Julie Cotton Hearne                                Vice President and Secretary
Mark A. Peterson                                   Vice President, Distribution
Leo W. Grace                                       Vice President, Product Filing
Tracey E. Harris                                   Vice President, Product Filing
Christina M. Haley(1)                              Vice President, Product Filing
Mary M. Newitt(1)                                  Vice President, Product Filing
Daniel R. Cricks                                   Vice President and Tax Officer
Michael J. Kirincic (6)                            Vice President and Tax Officer
Stephen G. Lunanuova (6)                           Vice President and Tax Officer
Barbara J. Moore                                   Vice President and Tax Officer
T. Clay Spires                                     Vice President and Tax Officer
Michael E. Treske(1)                               Vice President, Distribution
Frank Kophamel                                     Vice President and Appointed Actuary
Manda Ghaferi(1)                                   Vice President
Michelle D. Campion(5)                             Vice President
Jeffrey S. Flinn                                   Vice President
Jennifer N. Miller(5)                              Vice President
Stewart P. Polakov(1)                              Vice President
Thomas A. Musante (5)                              Vice President
William L. Mask                                    Vice President
Edward P. Voit(7)                                  Vice President




NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR
--------------------------------------------------
Amanda K. Ouslander                                Anti-Money Laundering and Economic Sanctions Compliance Officer
Lisa K. Gerhart                                    Vice President and Assistant Life Controller
Jennifer A. Roth (1)                               Vice President, 38a-1 Compliance Officer
David J. Kumatz(2)                                 Assistant Secretary
Virginia N. Puzon(1)                               Assistant Secretary
Rosemary Foster                                    Assistant Secretary
Grace D. Harvey                                    Illustration Actuary
Laszlo Kulin(6)                                    Investment Tax Officer
Alireza Vaseghi(6)                                 Managing Director and Chief Operating Officer, Institutional
                                                   Markets
Melissa H. Cozart                                  Privacy Officer

--------
(1)   21650 Oxnard Street, Woodland Hills, CA 91367
(2)   2000 American General Way, Brentwood, TN 37027
(3)   175 Water Street, New York, NY 10038
(4)   50 Danbury Road, Wilton, CT 06897
(5)   777 S. Figueroa Street, Los Angeles, CA 90017
(6)   80 Pine Street, New York, NY 10005

(7)   301 Grant Street, Pittsburgh, PA, 15219



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of American General Life Insurance Company ("Depositor"). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No.
0000005272-19-000023, filed on February 15, 2019. Exhibit 21 is incorporated herein by reference.



ITEM 27.  NUMBER OF CONTRACT OWNERS


As of March 29, 2019, the number of Seasons Select II contracts funded by Variable Annuity Account Five was 3,255 of which 2,255 were qualified contracts and 1,000 were non-qualified contracts.



ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) AIG Capital Services, Inc. acts as distributor for the following investment companies:


     AMERICAN GENERAL LIFE INSURANCE COMPANY
     Variable Separate Account
     Variable Annuity Account One
     Variable Annuity Account Two
     Variable Annuity Account Four
     Variable Annuity Account Five
     Variable Annuity Account Seven
     Variable Annuity Account Nine
     Separate Account A
     Separate Account D
     Separate Account I
     Separate Account II
     Separate Account VA-1
     Separate Account VA-2
     Separate Account VL-R
     Separate Account VUL
     Separate Account VUL-2
     AG Separate Account A


     THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK FS Variable Separate Account
     FS Variable Annuity Account One
     FS Variable Annuity Account Two
     FS Variable Annuity Account Five
     Separate Account USL VA-R
     Separate Account USL VL-R
     Separate Account USL A
     Separate Account USL B


     THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
     Separate Account A

(b)  Directors, Officers and principal place of business:



OFFICER/DIRECTORS*                                          POSITION
------------------------------ ------------------------------------------------------------------
   Peter A. Harbeck(1)         Director
   Stephen A. Maginn           Director, Senior Vice President
   James T. Nichols(1)         Director, President and Chief Executive Officer
   Frank Curran(1)             Vice President, Chief Financial Officer, Chief Operating Officer,
                               Controller and Treasurer
   Michael E. Treske           Chief Distribution Officer, Mutual Funds and Variable Annuities
   Michael Fortey(2)           Chief Compliance Officer
   John Thomas Genoy(1)        Vice President
   Mallary Loren Reznik        Vice President
   Daniel R. Cricks(2)         Vice President, Tax Officer
   Thomas Clayton Spires(2)    Vice President, Tax Officer
   Julie A. Cotton Hearne(2)   Vice President and Secretary
   Rosemary Foster(2)          Assistant Secretary
   Virginia N. Puzon           Assistant Secretary


     --------
      * Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997.

     (1) Principal business address is Harborside 5, 185 Hudson Street, Jersey City, NJ 07311.

     (2)   Principal business address 2919 Allen Parkway, Houston, TX 77019.

(c) AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Annuity Service Center located at P.O. Box 15570, Amarillo, Texas 79105-5570.


ITEM 31.  MANAGEMENT SERVICES

Not Applicable.


ITEM 32.  UNDERTAKINGS

GENERAL REPRESENTATIONS

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

UNDERTAKINGS OF THE REGISTRANT

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Five, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 23rd day of April, 2019.



                                       VARIABLE ANNUITY ACCOUNT FIVE
                                       (Registrant)


                                       BY:  AMERICAN GENERAL LIFE INSURANCE
                                       COMPANY
                                          (On behalf of the Registrant and
                                       itself)


                                       BY: /s/  CRAIG A. ANDERSON
                                          -------------------------------------
                                          CRAIG A. ANDERSON
                                          SENIOR VICE PRESIDENT AND LIFE
                                          CONTROLLER

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.



            SIGNATURE                                        TITLE                                 DATE
---------------------------------   ------------------------------------------------------   ---------------
*KEVIN T. HOGAN                        Director, Chairman, Chief Executive Officer, and      April 23, 2019
------------------------------                             President
KEVIN T. HOGAN

*KATHERINE A. ANDERSON                  Director, Senior Vice President and Chief Risk       April 23, 2019
------------------------------                              Officer
KATHERINE A. ANDERSON

*DON W. CUMMINGS                        Director, Senior Vice President and Controller       April 23, 2019
------------------------------
DON W. CUMMINGS

*THOMAS J. DIEMER                        Director, Executive Vice President and Chief        April 23, 2019
------------------------------                         Financial Officer
THOMAS J. DIEMER

*JANA W. GREER                         Director and Chief Executive Officer, Individual      April 23, 2019
------------------------------                            Retirement
JANA W. GREER

*MICHAEL P. HARWOOD                   Director, Senior Vice President, Chief Actuary and     April 23, 2019
------------------------------                  Corporate Illustration Actuary
MICHAEL P. HARWOOD

*STEPHEN A. MAGINN                         Director, Senior Vice President and Chief         April 23, 2019
------------------------------                       Distribution Officer
STEPHEN A. MAGINN

*JONATHAN J. NOVAK                       Director and President, Institutional Markets       April 23, 2019
------------------------------
JONATHAN J. NOVAK

*RODNEY E. RISHEL                           Director and President, Life Insurance           April 23, 2019
------------------------------
RODNEY E. RISHEL

*CRAIG A. SABAL                      Director, Senior Vice President and Chief Investment    April 23, 2019
------------------------------                              Officer
CRAIG A. SABAL

/s/  CRAIG A. ANDERSON                     Senior Vice President and Life Controller         April 23, 2019
------------------------------
CRAIG A. ANDERSON

/s/  MANDA GHAFERI                                     Attorney-in-Fact                      April 23, 2019
------------------------------
*MANDA GHAFERI



                                 EXHIBIT INDEX


 EXHIBIT NO.     DESCRIPTION
-------------   ------------
(10)            Consent